Exhibit 10.6

***Confidential Treatment Requested

EXECUTION VERSION

AMENDED AND RESTATED SERVICES AND

MATERIALS AGREEMENT

Between

Commonwealth Edison Company

and

Silver Spring Networks, Inc.

Dated as of January 25, 2012

***Certain omitted portions of this exhibit have been filed with the Securities and Exchange Commission pursuant to a request for confidential treatment under Rule 24b-2 promulgated under the Securities Exchange Act of 1934.

EXECUTION VERSION

i

AMENDED AND RESTATED SERVICES AND MATERIALS AGREEMENT

This Amended and Restated Services and Materials Agreement (this “Agreement”) is effective as of the date provided on the cover and is made between Commonwealth Edison Company (“ComEd”), and the contractor entity (“Contractor” or “SSN”) as defined below and identified on the signature page hereof.

This Agreement establishes the terms and conditions on which ComEd may, from time to time, purchase Material and Services (as defined below) from Contractor, which purchases shall be evidenced by the delivery by ComEd to Contractor from time to time of Purchase Orders or similar writings, or by electronic data interchange. The purchase of the Material and Services by ComEd from Contractor is expressly governed by the terms and conditions contained or referred to herein. This Agreement amends, restates and replaces in its entirety (but does not constitute a novation of) the existing Services and Materials Agreement between Exelon Business Services Company, LLC and Contractor dated as of August 13, 2009, as amended prior to the Effective Date (the “EBC Agreement”).

ARTICLE 1

DEFINITIONS

As used in this Agreement, the following terms shall have the following meanings:

“Affiliate” means, with respect to ComEd, those entities identified in Exhibit A as amended from time to time by ComEd, and also includes those entities that now or hereafter own, are owned by or under common control with ComEd.

“Agreement” means this Services and Materials Agreement between Contractor and ComEd together with all appendices, exhibits, schedules, and attachments hereto, and all Purchase Orders and Change Orders, all as such may be amended, restated, or supplemented from time to time as stated herein.

“Business Day(s)” means any calendar day which is not a Saturday, Sunday or legal holiday in the state where the Specific Project is located.

“Certification of Final Completion” has the meaning set forth in Section 3.3.

“Change” means an addition to, deletion from, or adjustment or revision to a Purchase Order, Scope of Work or Specifications.

“Change Order” means a written order issued by a Party that permits and directs an addition to, deletion from, or adjustment or revision to a Purchase Order or Scope of Work or Specifications.

“ComEd Data” means any information provided by ComEd as so designated, including without limitation, any data regarding ComEd’s customers that is either: (i) furnished, disclosed or otherwise made available to Contractor, directly or indirectly, by or on behalf of ComEd pursuant to the Agreement or otherwise; or (ii) collected, modified or created by Contractor in the course of performing the Services, including without limitation all data received, processed or generated by the Materials or Services or other interfaced software (including without limitation meter readings, billing information and all other customer data and statistical analysis).

“ComEd’s Designated Representative” means ComEd’s duly authorized representative who will provide the general administration of this Agreement for Specific Projects on behalf of ComEd and shall be ComEd’s field representative in all matters related to this Agreement. ComEd may, in its sole discretion, change its representative at any time or from time to time, and shall promptly notify Contractor, in writing, of any such change.

“ComEd Entities” has the meaning set forth in Section 20.3.3.

“ComEd Intellectual Property” has the meaning set forth in Section 24.1.

“ComEd Parties” has the meaning set forth in Section 16.1.

“ComEd Responsibilities” means the responsibilities of ComEd, ComEd’s third party subcontractors and consultants retained by ComEd, expressly designated as ComEd Responsibilities in Section 29.l(a) through (h) of this Agreement or expressly designated as ComEd Responsibilities in a Statement of Work or Project Plan.

“ComEd-Specific Works” has the meaning set forth in Section 24.3.1.

“Common Control” (including the terms “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Commercially Reasonable Terms” means both financial and commercial terms that are consistent with concepts of good faith and fair dealing and are no less favorable to ComEd than those contained in this Agreement, if any, or to the extent no such terms exist under this Agreement, reasonably consistent with the principles contained within this Agreement.

“Compensable Delay” has the meaning set forth in Section 13.3.

“Confidential Information” has the meaning set forth in Section 25.1.

“Contract Documents” means documents for a Specific Project, mutually agreed to by the Parties and signed by their authorized representatives.

“Contractor” means the party identified in the Agreement which is to deliver the Material and perform the Services pursuant to Purchase Orders for Specific Projects and includes (unless the context of this Agreement clearly requires otherwise) Subcontractors and their respective employees and agents.

“Contractor Affiliate” means any entity that now or hereafter owned by or under Common Control with Contractor.

“Contractor’s Designated Representative” means Contractor’s representative, or his duly authorized representative, who will provide the general administration of this Agreement for Specific Projects on behalf of Contractor and shall be Contractor’s field representative in all matters relating to this Agreement. Contractor’s Designated Representative shall be in attendance at the Site during the performance of the Work.

“Contractor’s Representative” has the meaning set forth in Section 25.7(b).

“Contractor Entities” has the meaning set forth in Section 20.5.

“Contractor Personnel” means any and all individuals, including partners, employees, officers, agents and other persons assigned by, through or on behalf of Contractor or its Subcontractors to perform the Work. Also referred to in ComEd’s Use of Contractor Policy as a “Third Party Contractor.”

“Contractor’s Safety Program” has the meaning set forth in Section 22.1.1.

“DOE” has the meaning set forth in Section 3.6.3.

“Delivery Date” means (i) for Equipment, the date on which such Equipment is ***; (ii) for Software operated on servers at ComEd’s facility, the date on which *** (which will be no later than *** calendar days *** and (iii) for Software that Contractor operates on servers at Contractor’s facilities, the date on which ***.

“Derivative Work” means a work based on a Contractor Product, or Service or Contractor Intellectual Property Rights (collectively, “Prior Work”), including: (1) for material subject to copyright protection, any work which is based upon one or more Prior Works, such as a revision, modification, translation, abridgment, condensation, expansion, collection, compilation or any other form in which such pre-existing works may be recast, transformed or adapted; (2) for patentable or patented inventions, any adaptation, subset, addition, improvement or combination of any Contractor Prior Work; and (3) for material subject to trade secret protection, any new material, information or data relating to and derived from the pre-existing Contractor Confidential Information.

“Disclosing Party” has the meaning set forth in Section 25.1.

“Disputed Charge” has the meaning set forth in Section 5.7.

“Disputes” has the meaning set forth in Section 26.1.

“Dollars” and “$” mean United States Dollars.

“Documentation” means an electronic version of the then-current installation instructions and user manuals customarily provided by Contractor to Contractors products to the extent that the content thereof does not conflict with the terms of this Agreement or any Statement of Work.

“Drawings” means the final drawings for the Specific Project to be provided by Contractor, all in accordance with the mutually agreed upon and signed Scope of Work referenced in the Purchase Order for a Specific Project.

“Effective Date” means, notwithstanding anything herein to the contrary, the date set forth on the cover page hereto.

“Emergency Work” has the meaning set forth in Section 2.6.

“Environmental Laws” means any federal, state, or local law, regulation, ordinance, standard, guidance, or order pertaining to the protection of the environment, including the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. 9601, et seq. (“CERCLA”); the Resource Conservation and Recovery Act, 42 U.S.C. 6901, et seq. (“RCRA”); the Toxic Substances Control Act, 15 U.S.C. 2601, et seq. (“TSCA”); the Clean Air Act, 42 U.S.C. 7401, et seq. (“CAA”); the Federal Water Pollution Control Act, 33 U.S.C. 1251 et seq. (“FWPCA”); and the Occupational Safety and Health Act, 29 U.S.C. 651 et seq. (“OSHA”) and any other law that governs: (a) the existence, removal, or remediation of Hazardous Substances on real property; (b) the emission, discharge, release, or control of Hazardous Substances into or in the environment; or (c) the use, generation, handling, transport, treatment, storage, disposal, or recovery of Hazardous Substances.

“Equipment” means all Contractor hardware and related accessories provided by Contractor to ComEd under this Agreement pursuant to Purchase Orders. Equipment is described in Exhibit B.

“Error” means a material failure of the Software to perform in accordance with the user Documentation for the Software. Errors do not include, and Contractor will have no responsibility for, any failure of the Software to the extent caused by any of the following: (a) modifications not made or approved by Contractor or by third parties authorized by Contractor; (b) the Software has not been operated in accordance with Contractor’s installation and operating instructions, including without limitation on computing devices or with computer operating systems and/or third party software other than those recommended by Contractor or reasonably intended for use with the Software; (c) the Software has been damaged in any manner due to the fault or negligence of any person or entity other than Contractor or its subcontractors; (d) any material failure of the computer operating systems, hardware environment, and/or third party software utilized by ComEd in connection with the Software other than to the extent caused by Contractor or the Software.

“Escrow Agent” has the meaning set forth in Section 28.1.

“Excusable Delay” means any period of delay or nonperformance by Contractor caused by (a) a cause beyond the reasonable control of a Party defined as Force Majeure in Section 17.3 below where such Party has otherwise complied with its obligations pursuant to Section 17.3; or (b) ComEd’s failure to perform a ComEd Responsibility, subject to and where Contractor has otherwise complied with its obligations pursuant to Section 29.2.

“Final Acceptance” has the meaning set forth in Section 10.4.

“Final Completion” means the date for completion of the Specific Project listed in the Work Documents or Project Schedule for such Specific Project. In the event of a conflict between the date of Final Completion listed in the Purchase Order and the Project Schedule for a Specific Project, the date listed in the Project Schedule shall govern.

“Final Payment” has the meaning set forth in Section 5.8.

“Firmware” means the object code version of Contractor proprietary software that is embedded in the Equipment.

“Force Majeure” has the meaning set forth in Section 17.3.

“Governmental Authorities” means any and all federal, state, county, municipal, local, foreign or other government, or any agency or subdivision of any or all of the foregoing, or any quasi-governmental agency, self-regulating organization, board, bureau, commission, department, instrumentality, or public body, or any court, administrative agency, arbitrator, mediator, regulator, or other tribunal or adjudicative authority.

“Governmental Order” means any order, writ, judgment, injunction, decree, stipulation, determination or award entered by or with any Governmental Authority.

“Hazardous Substances” means and includes flammable substances, explosives, radioactive materials, asbestos, hazardous wastes or substances, crude oil or any fraction thereof, refined or partially refined petroleum products or any other wastes, materials, or pollutants included in the definition of “hazardous substance,” “toxic substance,” “hazardous material,” “hazardous waste,” “extremely hazardous waste,” “restricted hazardous waste,” “pollutant,” “special waste,” or words of similar import under any Environmental Law.

“Health and Safety Laws” means any federal, state, or local law, regulation, ordinance, standard, guidance, or order pertaining to safety and health in the workplace, including the Occupational Safety and Health Act, 29 U.S.C. 651 et seq. (“OSHA”), and the Toxic Substances Control Act, 15 U.S.C. 2601, et seq. (“TSCA”).

“Hosted Personnel” has the meaning set forth in Section 20.5.

“Indemnitee” has the meaning set forth in Section 16.6.1.

“Indemnitor” has the meaning set forth in Section 16.6.1.

“Initial Term” has the meaning set forth in Section 6.1.

“Inspection Period” has the meaning set forth in Section 10.1.

“Intellectual Property Rights” means all common law or statutory (a) United States patents, patent applications, and patent rights; (b) any worldwide rights associated with original works, authorship, moral rights, copyrights and all its exclusive rights; (c) worldwide rights relating to the protection of trade secrets and confidential information, (d) rights associated with algorithms, designs, industrial designs, and semiconductor design in the United States; (e) worldwide rights related to the possession, use or exploitation of signs, trademarks, service marks, trade names, trade dress and related goodwill; (e) rights analogous to those set forth above and any and all other industrial or intellectual property rights; and (f) registrations, divisionals, continuations, continuations-in-part, renewals, reissues, reexaminations, and extensions of the foregoing (as applicable) now existing or hereafter filed, issued or acquired.

“Illinois Public Utilities Act” means 220 Illinois Compiled Statues 5, as amended.

“IP Claims” has the meaning set forth in Section 16.1.

“Job Commitment” has the meaning set forth in Section 20.6.1.

“Key Personnel” has the meaning set forth in Section 20.3.1.

“Launch” means with respect to each Optimization Area the date such Optimization Area has achieved Final Acceptance.

“Law” or “Laws” means all laws, statutes, codes, ordinances, rules, regulations, lawful orders, applicable guidance documents from regulatory agencies, judicial decrees and interpretations, standards, permits and licenses, including Environmental Laws, health, safety, building, and employment laws, as amended from time to time, of all Governmental Authorities that are applicable to the Work and any of Contractor’s obligations under the Contract Documents.

“Licensed Devices” means the aggregate number of end-point utility metering devices and information and control network devices that may be managed by the Software as specified in Purchase Orders.

“Major Release” means a Software release that changes the digit number of the release (e.g., 1.5 to 2.0) then being supported by Contractor.

“Material” means all Product to be furnished by Contractor and necessary to complete the Work.

“Milestone Dates” means the date of Substantial Completion, the date of Final Completion, and any other dates stated in the Purchase Order or Project Schedule for a Specific Project for Contractor’s completion of specific components of the Work.

“Minor Release” means a Software release that changes the tenths decimal number of the release (e.g., 1.5 to 1.6) then being supported by Contractor.

“NIC” has the meaning set forth in Section 4.16.

“NIST” has the meaning set forth in Section 4.6.

“Notices of Election” has the meaning set forth in Section 16.6.2.

“Notices of Former Employees/Retirees” has the meaning set forth in Section 20.3.6.

“Patch” or “Patch Release” means a Software release that provides fixes to Errors, indicated by a change to the hundredths decimal number of the release (e.g., 1.5.2 to 1.5.3).

“Party” means ComEd or Contractor, as the case may be, and “Parties” means ComEd and Contractor collectively.

“Person” means any natural person, partnership (limited, general, or other), joint venture (limited or otherwise), company (limited liability or otherwise), corporation, association, Governmental Authority, or any other legal entity of whatever kind or nature, together with any combination of one or more of the foregoing.

“Policies and Procedures” has the meaning set forth in Section 3.6.1.

“Pre-existing ComEd Intellectual Property Rights” has the meaning set forth in Section 24.1.

“Prior Work” has the meaning set forth in the definition for Derivative Work.

“Products” means Equipment and Software.

“Project Schedule” means the Parties’ mutually agreed upon schedule describing their responsibilities, milestones, tasks, deliverables and testing for the performance of the Work identified in the Purchase Order for each Specific Project. The Project Schedule for each Specific Project shall be one of the Contract Documents and shall be attached as an Exhibit to the Purchase Order for the Specific Project.

“Purchase Order” means a document issued by ComEd to Contractor incorporating by reference the Agreement, and which defines, among other things, the scope, price, and duration of the Work and references the Contract Documents for the Specific Project. As used herein, Purchase Order includes documents that may be variously referred to as “contracts,” “Statements of Work”, “releases” or “purchase order releases” by Affiliates in their Contract Documents.

“Receiving Party” has the meaning set forth in Section 25.1.

“Release” means any version of Software, including Patches, Major Releases and Minor Releases.

“Reliability Standards” has the meaning set forth in Section 4.6.

“Renewal Term” has the meaning set forth in Section 6.1.

“Requesting Party” has the meaning set forth in Section 12.1.

“Responding Party” has the meaning set forth in Section 12.1.

“Retiree” means a former ComEd or Affiliate employee whose employment was not governed by a collective bargaining agreement with IBEW Union Local 15 at the time of such person’s termination of employment and who previously received, is eligible to receive or is currently receiving benefit payments under a ComEd tax-qualified retirement plan, including the ComEd Corporation Retirement Program (Service Annuity Plan of ComEd Energy Company or Commonwealth Edison Company Service Annuity System), the ComEd Cash Balance Pension Plan and/or the AmerGen Employee Pension Plan.

“RMA” has the meaning set forth in Section 4.1.1.

“SaaS Services” means the Services where Contractor operates Software on ComEd’s behalf at Contractor’s data center.

“Scope of Work” or “Statement of Work” or “SOW” means the written description of Work mutually agreed upon and signed by authorized representatives of the Parties for the Specific Project. Current Scope of Works are attached hereto as Exhibit N.

“Services” means all of the labor, supervision, administration and other services identified in the Scope of Work or required to complete the Work set forth in the Contract Documents, including engineering, design, project management, implementation, integration, training, hosting or maintenance and support services, testing, and technical assistance that Contractor will provide.

“Site” means ComEd’s site or such other premises (including premises owned or controlled by a third-party) for which the Work is intended or where the Services will be performed.

“Software” means all Contractor utility network management software and software tools licensed as a stand-alone product (e.g., UtilityIQ® AMM and NEM) provided by Contractor to ComEd (or managed for ComEd) under this Agreement. Software is described in Exhibit B.

“Software Support Services” means the Software maintenance and support services described in this Agreement and the applicable Statement of Work.

“Source Code” has the meaning set forth in Section 28.1.

“Special Terms and Conditions” means terms and conditions not contained in any general terms and conditions, but which is made part of this Agreement or the Purchase Order by reference and which is signed by authorized representatives of the Parties.

“Specifications” means the final specifications for the Specific Project, including specifications for the Equipment, Software and System, as developed and approved all in accordance with the mutually agreed upon Scope of Work set forth in the Purchase Order for a Specific Project and which are signed by authorized representatives of the Parties. The term “Specifications” includes the System Specifications.

“Specific Project” means the Work defined in the Purchase Order to be performed by Contractor at the Site.

“Staff Augmentation” means any and all Work provided hereunder that are either: (1) designated by ComEd as “Staff Augmentation”, (2) not designated by ComEd as “Project”, “Outsourced” or “Outage” work, or (3) are supervised or managed in the day-to-day performance by ComEd.

“Subcontract” has the meaning set forth in Section 21.2.

“Subcontractor” means any Person contracting directly with Contractor to furnish any part of the Work, or a Person contracting with a Subcontractor of Contractor (regardless of tier) to furnish any part of the Work. The term “Subcontractors” shall not include Contractor’s manufacturing subcontractors.

“Submittals” means all drawings, sketches, shop drawings, diagrams, illustrations, schedules, Contractor drawings, and other data or information, which are prepared or assembled by or for Contractor and submitted by Contractor to illustrate some portion of the Work.

“Substantial Completion” means the point in time at which the entire or designated portion of the Specific Project is sufficiently complete such that ComEd can utilize the Specific Project for commissioning, start-up, and completion of performance, and reliability testing as required under the Project Schedule, as reasonably determined by Contractor and reasonably approved by ComEd.

“System” means a system of which Contractor provides all components and that provides the smart grid functionality set forth in the Statement of Work, consisting of a head-end application and related hardware and software infrastructure; a backhaul communication network (referred as the Head-end or UIQ System); a wireless mesh network (referred to as a NAN) employing wireless Access Points and Relays; Integrated Meters (if purchased from Contractor); and other hardware and firmware included within such meters and modules purchased from Contractor that enable, among other things, a home area network; and other hardware, software or miscellaneous items that comprise, add to, enhance or enable any of the foregoing system elements.

“System Specifications” means the functionality of the System described in Exhibit B hereto, together with those set forth in the Statement of Work and in any subsequent specification document(s) created and to which the Parties have agreed in writing pursuant to this Agreement or any Statement of Work.

“Technically Feasible” means capable of accomplishment using commercially reasonable efforts within the two way metering, software, smart grid or energy, systems development, migration or integration industries.

“Termination for Convenience” has the meaning set forth in Section 17.2.

“Third Party Personnel Acknowledgement” or “TPPA” has the meaning set forth in Section 20.3.5.

“UCITA” has the meaning set forth in Section 27.10.

“UIQ System” means Contractor’s back office system, including without limitation, servers housing the Software, Software and the following network and application components: (routers terminating IPSEC/RFC2893 tunnels; (b) VPN tunnel (or other circuit) connecting ComEd to a UIQ environment; and (c) a data center infrastructure (including network, power and facilities).

“Upgrades” mean Major Releases, Minor Releases and Patches. Upgrades do not include newly-released stand-alone, plug-in or add-on software products or modules sold or licensed separately that contain new features and functionality and for which Contractor charges a separate license and maintenance services fee.

“Work” means all Material and Services required to be provided by Contractor under the Contract Documents for the Specific Project. All obligations of Contractor shall be performed as specified in the applicable Contract Documents for the Specific Project, including engineering, design, fabrication, construction, installation, demolition, testing, technical assistance, delivery of material and documentation.

All other capitalized terms used herein as defined terms shall have the meanings ascribed to them in this Agreement.

ARTICLE 2

SCOPE OF AGREEMENT AND ORDERS

2.1 Work.

This Agreement is not a requirements contract. ComEd reserves the right to use its own resources and to employ other contractors to perform the same or similar Work at any or all of its facilities, or at facilities of third-parties. During the term of this Agreement, following the issuance of an appropriate Purchase Order, Contractor will furnish the Work identified in the Scope of Work attached to the Purchase Order and substantially in the form of Exhibit N attached hereto. ComEd may, from time to time, delegate the exercise of its rights (including the issuance of Purchase Orders) and the receipt of benefits under this Agreement to its Affiliates, provided that, subject to the provisions of Section 27.9, all ComEd duties and obligations under this Agreement shall remain the obligation of ComEd, not its Affiliates. Contractor agrees that Exelon Business Services Company, LLC may act as ComEd’s agent with regard to this Agreement. The issuance of a Purchase Order referencing this Agreement to Contractor by an Affiliate means that the Affiliate has agreed that all of the terms and conditions set forth in this Agreement apply to the Purchase Order, unless specifically modified in writing by authorized representatives of the Parties. Subject to the provisions of Section 27.9, no Affiliate will have any right, interest, obligation, or liability under Purchase Orders issued by any other Affiliate and may not transfer any Work to another Affiliate without Contractor’s prior written consent. ComEd may send a Purchase Order by means of a variety of electronic commerce and electronic business process alternatives as mutually agreed by the Parties.

2.2 Applicability of this Agreement to Purchase Orders.

Unless specifically modified, the terms and conditions set forth in this Agreement apply to each Purchase Order, unless the Parties otherwise agree in writing. Subject to Section 2.6, Contractor shall not commence Work without receipt of a Purchase Order from ComEd. The Purchase Order shall specify, at a minimum, the time for performance, Scope of Work, the Contract Documents, and Contractor’s price for the Work. ComEd shall submit Purchase Orders at least*** weeks prior to the scheduled shipment date of Equipment ordered therein or as the Parties otherwise agree in writing. During the term of this Agreement, ComEd may request Contractor to perform Work by issuing a Purchase Order, signed by ComEd’s Designated Representative or other authorized representative of ComEd, to Contractor. Contractor shall accept or reject each Purchase Order in writing within *** Business Days after receipt by Contractor; provided, however, that (subject to Section 2.6), Contractor’s commencement of performance of the Work shall be deemed an effective mode of acceptance of ComEd’s offer or counteroffer, as the case may be, and the terms and conditions contained in this Agreement. Contractor shall not reject any Purchase Order unless such Purchase Order attempts to vary any terms of this Agreement or specifies a quantity of Equipment in excess of *** of the quantity of Equipment specified in the most recent forecast delivered to Contractor. Upon the request of ComEd, Contractor shall sign and return the Purchase Order to ComEd’s Designated Representative.

2.3 Statements of Work.

2.3.1

Generally. Each Statement of Work entered into by the Parties shall: (i) be consecutively numbered; (ii) incorporate by reference the terms of this Agreement, subject to any changes upon which the Parties may mutually agree; (iii) designate the date as of which the provisions of the Statement of Work will be effective and, if applicable, the term or period of time during which Contractor shall perform the applicable Contractor Services; (iv) describe the Services to be performed, staffing, locations where the Services are to be performed, and any other obligations to be discharged by Contractor pursuant to the Statement of Work; (v) set forth any applicable specifications, task lists, milestone events, deliverable lists, and acceptance criteria; (vi) specify the payments to be paid under the Statement of Work, if any; (vii) expressly state any additional Contractor obligations or ComEd Responsibilities and (vii) be executed by the duly authorized representatives of the Parties.

2.3.2	Preparation.

(a) As directed by ComEd, ComEd or Contractor will prepare an initial draft of any new Statement of Work. As soon as reasonably practicable from receipt of a request for a Statement Work or a draft Statement of Work in the event that ComEd prepares the initial draft, Contractor shall respond to ComEd either with a draft Statement of Work, or in the event that ComEd has provided an initial draft, with a responsive draft accepting or modifying the Statement of Work by ComEd. In each case, Contractor’s response shall be reasonably detailed, shall include all material terms that would reasonably be required to provide the requested Services and may include any alternative solutions which Contractor reasonably believes would reduce costs, accelerate the schedule or otherwise be favorable to fit ComEd’s intended purpose for the proposed Contractor Service. In the event that Contractor modifies any Statement of Work, it shall provide a detailed explanation for such modification together with proposed changes that would make the modified Statement of Work acceptable to Contractor. In the event that the modified Statement of Work as revised by Contractor is not acceptable to ComEd, then as soon as reasonably practicable following a written request by ComEd, the Parties shall meet to negotiate in good faith, using all Commercially Reasonable efforts, with respect to the modified elements of the draft Statement of Work.

(b) All negotiations shall take place telephonically or, in the event that either Party determines that in-person negotiations are necessary, at ComEd’s facilities. The Parties shall use commercially reasonable efforts to come to agreement on each Statement of Work. All Statements of Work created under this Section will be on terms and conditions mutually agreed upon; provided, however, that Contractor shall not withhold its approval for a Statement of Work if: (i) it contains Commercially Reasonable Terms; (ii) it is Technically Feasible; (iii) it involves the development of additional features, functionality or Products that are direct derivations or extensions of Products existing as of the effective date of the Statement of Work; and (iv) ComEd agrees to allow Contractor to make such additional features, functionality or Products requested under such Statement of Work generally available to Contractor’s other customers, at Contractor’s sole cost and expense.

2.4 Terms and Conditions of this Agreement and of Purchase Orders.

The terms and conditions of this Agreement supersede any preprinted terms or conditions on any preprinted purchase order or any printed or typed conditions forming a part of Contractor’s proposal. Any non-preprinted terms and conditions contained within a Purchase Order issued by ComEd that incorporates by reference this Agreement shall supersede the affected terms and conditions of this Agreement, provided that Contractor has approved such differing terms as documented in a written modification of the Agreement or Contract Documents signed by an authorized representative of Contractor. Neither Contractor’s commencement of performance of Services or delivery of any Materials will be construed as acceptance of ComEd’s other or additional terms and conditions. ComEd may cancel or modify any Purchase Order within *** calendar days after Contractor’s written acknowledgement of the Purchase Order. Any additional or different terms and conditions set forth in Contractor’s proposal or preprinted purchase orders, Contractor’s Purchase Order acknowledgments, or similar writings, or in Contractor’s invoices or electronic data interchange acknowledgments, are objected to by ComEd and will not be binding upon ComEd unless specifically assented to in writing by an authorized representative of ComEd.

2.5 Primacy of Documents.

In the event of any conflict or inconsistency between the documents comprising the Contract Documents for a Specific Project, the authority of the individual documents for each respective Specific Project, relative to the other document, is, in descending order of authority: this Agreement, the Statement of Work, the Purchase Order for a Specific Project (provided such Purchase Order references a written agreement for the Specific Project signed by authorized representatives of the Parties); Special Terms and Conditions; Drawings; Specifications; and any other documents identified in the Purchase Order for a Specific Project as comprising the Contract Documents for a Specific Project. Notwithstanding the foregoing, (a) the several documents forming the Contract Documents for a Specific Project shall be taken as mutually explanatory of one another; however, in case of ambiguities, discrepancies, or inconsistencies, the primacy of documents shall govern and (b) to the extent a Statement of Work expressly provides that one or more terms or conditions therein shall control over one or more terms or conditions of the Agreement expressly referenced in such Statement of Work, then such terms or conditions in the Statement of Work shall control.

2.6 Emergency Work.

2.6.1

In the event of an emergency, ComEd may orally request that Contractor perform Work prior to execution of a Purchase Order (“Emergency Work”). In such event, Contractor immediately shall commence the performance of Emergency Work, which shall be mutually agreed upon in writing by authorized representatives of the Parties within a reasonable time after Contractor commences such work.

2.6.2

In any emergency affecting the safety of persons or property on a Specific Project, Contractor shall act, at its reasonable discretion, to prevent threatened damage, injury, or loss. Any extension to the affected Milestone Dates in the Project Schedule or request for an adjustment of Contractor’s price claimed by Contractor on account of Emergency Work shall be documented in a request for an appropriate Change Order submitted by Contractor to ComEd as provided herein.

2.6.3	All Emergency Work shall be performed in accordance with the terms and conditions of this Agreement.
2.6.4	Emergency Work shall not exceed a total cost of *** during any *** period ***.

2.7 Schedules and Coordination. Contractor shall coordinate its activities and deliverables under this Agreement (including, but not limited to, all Work) with all services and all items provided by ComEd and each of ComEd’s third party providers of services. Contractor shall cooperate with each of ComEd’s other third party providers of services and shall make commercially reasonable efforts to assure that none of the Contractor Services or other items provided to ComEd by Contractor shall adversely affect ComEd’s operations or the services or other items provided by any other of ComEd’s third party providers, whether as to functionality, security, speed, service levels, interconnectivity and interoperability, reliability, availability, performance, response times, or otherwise.

ARTICLE 3

STANDARDS FOR PERFORMANCE

3.1 Standards.

Contractor shall comply with all standards for the Work that are set forth in the Contract Documents.

3.2 Schedule of Performance.

Contractor shall complete all Work on or prior to the Milestone Dates for such completion set forth in the Contract Documents or the Project Schedule for a Specific Project. *** Delays or possible delays in performance of the Work or in the completion of Milestone Dates shall be reported within five (5) calendar days after Contractor’s discovery thereof to ComEd. Contractor shall take all necessary steps, at no additional cost to ComEd, to recover delays in the Project Schedule, unless such delays are caused by Excusable Delays.

3.3 Final Completion.

Subject to the terms of Section 10 (Inspection and Testing) and if required by the Contract Documents, no Specific Project shall be deemed complete until after *** has executed a certificate of Final Completion or Acceptance (“Certificate of Final Completion”) substantially in the form of Exhibit C. *** may not unreasonably withhold, delay or condition its execution of a Certificate of Final Completion. Without limitation of Contractor’s rights under Sections 13.2 and 13.3, if *** withholds its execution of a Certificate of Final Completion due to incomplete Work, *** shall, ***, complete such incomplete Work (including all corrections or replacements) and test, inspect, re-test, or reinspect, as appropriate, any portions of the Work so completed or corrected. Such tests, inspections, re-tests, and re-inspections shall be subject to verification by ***.

3.4 Site Investigations.

If applicable to the Work, Contractor will inspect the Site where the Work is to be performed. If it performs such inspection, it will (a) not rely on any investigations performed by or information provided by ComEd relating to the conditions at the Site without ComEd’s prior written agreement, (b) use its own judgment to assess the conditions to be found at the Site, including all physical characteristics that could in any way affect the Work or Contractor’s price, and (c) satisfy itself as to the conditions under which it will be obligated to operate.

3.5 Permits, Fees and Notices.

3.5.1

Contractor agrees to obtain and pay for all permits and approvals necessary or appropriate to perform the Work in compliance with applicable Laws, except for those permits ComEd is specifically required to obtain by virtue of the terms of this Agreement or by applicable Laws.

3.5.2	Contractor shall timely tender to ComEd copies of all governmental notices received.

3.6 Compliance with Laws and ComEd Policies and Procedures.

3.6.1

Contractor warrants that all Work performed hereunder and all Work and Work Product (as hereinafter defined) generated in connection therewith shall *** with all applicable Laws. Contractor shall make *** relating to commencement and progress of the Work as required by applicable Laws. Additionally, where not in conflict with any other provision of this Section 3.6, Contractor will comply with all ***, which shall be provided to Contractor or posted on a secure website as designated by ComEd. ComEd shall provide Contractor with *** of any material changes to Policies and Procedures. ComEd reserves the right to revise or update its Policies and Procedures from time to time. At least on an annual *** Contractor shall *** which rules, policies, Site requirements, and procedures of ComEd it has reviewed, provided that ComEd has *** Contractor *** of any material changes ComEd has made to such rules, policies Site requirements and procedures.

3.6.2

Policies and Procedures of Affiliates can each be found on their secure website. Contractor shall be given a password to access the website. ComEd or the applicable Affiliate shall provide Contractor with reasonable prior written notification of any material changes to such Policies and Procedures.

3.6.3

Contractor warrants that it shall fully comply with those applicable rules promulgated by the *** concerning *** set forth at ***, as amended from time to time, included among which are rules regulating the granting of access to and use of *** controlled information provided by ComEd or a U.S. person under the *** rules. Consistent therewith, *** controlled information assistance is within the scope of ***’s general authorization set forth at *** or if the transfer of such information is authorized by a special authorization issued by *** pursuant to***.

3.7 Compliance with Code of Business Conduct.

In the performance of any activities related to the Work, Contractor, Subcontractors, and their respective agents and employees involved in the Work, shall adhere at all times to the applicable provisions contained in ComEd’s Code of Business Conduct approved by ComEd board of Directors 06-27-06, which is attached hereto as Exhibit K. In conjunction therewith, Contractor, Subcontractors and their respective agents and employees, upon request by ComEd, shall complete a Certification of Compliance in a form provided by ComEd.

3.8 Disaster Recovery and Business Continuity.

Contractor shall provide back-up, disaster recovery and storage capabilities as set forth in the applicable Scopes of Work.

3.9 Subcontractor Compliance.

Contractor shall require that all its Subcontractors comply with all requirements of this Article 3.

3.10 Software Support Services for Software Licensed for a Perpetual Term. Upon payment of applicable fees, ComEd shall be entitled to receive Software Support Services as described in the applicable Statement of Work or Software Support Services terms (“Support Agreement”), which will include at a minimum, the following terms.

3.10.1

Error Reporting and Classification. Contractor will promptly notify ComEd of Errors in the Software or related Documentation of which Contractor becomes aware, to the extent that such Errors would affect ComEd’s implementation or operation of the Software. If ComEd discovers an Error in the Software, ComEd shall submit to Contractor a report describing such Error, in accordance with Contractor’s reasonable requirements in the Support Agreement. Upon receipt of a conforming Error Report, Contractor will, in consultation with ComEd, classify the reported Error in accordance with the Priority Levels defined in the Support Agreement. Contract or will initiate verification and resolution of any reported Error in accordance with the response times set forth in the Support Escalation Matrix of the Statement of Work.

3.10.2	On-Site Support. Upon the request of ComEd, Contractor shall provide on-site support at Contractor’s then-current standard consulting rates, ***.
3.10.3

Remote Support. Contractor shall provide on-going remote support to ComEd and shall provide ComEd access, ***, to subject matter experts to assist ComEd with ongoing technology issues. Contractor shall be provided remote access to ComEd’s UIQ system via secure VPN connection to facilitate Contractor’s ability to troubleshoot and support ComEd.

3.10.4

Maintenance. Contractor shall provide information to ComEd relating to Upgrades during any term for which ComEd has purchased Software Support Services. During such term, ComEd will be *** to and *** such Upgrades. Except for Software provided on a SaaS Services basis or where Contractor has agreed to install the Software under a Statement of Work, releases and documentation will be provided to ComEd on a compact disc (CD) or electronically for installation and implementation by ComEd.

In the event of a conflict between this Section 3.10 and the Statements of Work effective as of the Effective Date and attached to this Agreement as Exhibits N, the provisions of Exhibit N shall govern.

ARTICLE 4

WARRANTIES

4.1 Equipment Purchased from Contractor.

4.1.1

Contractor warrants to ComEd that for a period *** from the *** the Equipment will (i) *** and (ii) be ***. This warranty only covers problems *** during the *** or during the *** following the expiration of the ***. Each item of Equipment is manufactured from ***. In some cases, the Equipment may have been ***. Regardless of the Equipment’s production status ***. Where a type of service involves the exchange of Equipment or part, the replacement may not be new, but will be *** meet the ***, and be subject to the ***. If *** of Equipment does not meet the *** provided herein during the ***, Contractor will *** and as its ***. Prior to *** a unit of Equipment *** ComEd shall obtain from Contractor ***. Contractor may require that the Equipment be ***. Once Contractor confirms the *** and determines that it *** then Contractor shall ***. Equipment not in *** to the extent caused by one or more of the following causes is *** and will *** only upon the *** (a) an *** not made or approved by *** or *** (b) ComEd’s or any third party’s *** (c) any use, handling or installation by *** not in accordance with this Agreement or Documentation; ***. Nothing herein shall *** if Contractor’s failure to meet its warranty obligations hereunder constitutes a *** including ***.

4.1.2

*** In addition to*** if more than *** of the installed population of NICs has *** during any rolling *** month period during the applicable *** and Contractor was *** Contractor will either (i) *** and *** or (ii) *** for its *** in connection with the *** up to *** provided that beginning on the *** of the *** and *** thereafter, such *** amount shall be *** by the *** in the *** from the preceding calendar year for *** month period

4.1.3

*** In addition *** if during the applicable *** Contractor is unable to *** such Equipment remotely, for *** Contractor will either (i) remove such Equipment and re-install replacement Equipment *** or (ii) reimburse ComEd for its *** in connection with the removal and re-installation costs of replacement Equipment supplied by Contractor (provided that such removal and re-installation is done at the same time), up to *** provided that beginning on the *** thereafter, such *** amount shall be increased by the percentage rate of increase in the Consumers Price Index (all items) for Urban Wage Earners and Clerical Workers from the preceding calendar year for *** period. Notwithstanding the foregoing, where only the battery must be replaced, the removal and reinstallation costs per unit shall not ***.

4.2 Project Services.

Contractor warrants that Services for a Specific Project will be provided in accordance with the requirements set forth in the applicable Statement of Work and the Project Schedule. Contractor also warrants that the Services for a Specific Project will be performed in a *** in accordance with *** or *** selected by *** having the *** and ***. This warranty will be in effect for a period beginning on *** and continuing until *** following completion of the applicable Services. ComEd’s *** remedy for breach of the warranty in this Section 4.2, and Contractor’s *** for breach of the foregoing warranty will be for Contractor to correct or re-perform any nonconforming Services, *** provided, however, that the foregoing shall not limit *** if Contractor’s failure to meet its warranty obligations hereunder constitutes a *** including ***.

4.3 Software.

Contractor warrants that the Software licensed by Contractor will perform in conformance with the Specifications for a period of *** from the ***. This warranty *** during this warranty period and during *** calendar days following expiration of the warranty period. In the event of a breach of the foregoing warranty, ComEd’s *** is that Contractor will, *** repair or replace the Software to make the Software conform to the foregoing warranty, as repair or replacements is elected by Contractor; provided, however, that the foregoing shall not limit *** if Contractor’s failure to meet its warranty obligations constitutes a ***, including ***. Following the warranty period, Errors in the Software will be addressed under the applicable Statement of Work, as applicable.

4.4 Harmful Code.

Contractor will use *** and *** to scan the Software for and to remove any *** and agrees to *** ComEd of any *** subsequently discovered in the Software. The Software will not contain any *** or *** i.e., *** that would give Contractor the ability intentionally to *** the Software.

4.5 Compliance.

Contractor has conducted and continues to conduct its business in accordance with all Laws and Governmental Orders applicable to Contractor or any of its properties or assets, and Contractor is not in violation of any such Law or Governmental Order, except for such failure to comply or violations that would not reasonably be expected to have an adverse effect on the System or Contractor’s ability to provide the Services pursuant to the terms hereof.

4.6 NIST Standards.

Contractor will comply with and perform its responsibilities under this Agreement pertaining to the reliability standards and sub-requirements and related rules of procedures, orders, or directives published by the National Institute of Standards and Technology (“NIST”) and the other standards specified in Exhibit M hereto (“Reliability Standards”). Contractor will use reasonable efforts to comply with any similar standards, sub-requirements and related rules of procedures, orders or directives which are in the future promulgated, revised, or interpreted by NIST or similar regulatory bodies in a time period mutually acceptable to the Parties and upon such agreement, the Parties will update Exhibit M through the agreed-upon change process], provided that if Contractor makes the Products conform to any such future standards, sub-requirements and related rules of procedures, orders or directives for any other ***, Contractor shall ***. Contractor will not be obligated to comply with such future standards *** (i.e., Contractor will not be obligated to ***, except through *** or through *** governing the terms and any additional pricing. Contractor may *** with such *** if it reasonably determines that complying would be impracticable). ***, Contractor will *** with the Reliability Standards in a format and manner *** to respond to a request by NERC or FERC to certify, demonstrate or otherwise provide evidence of compliance with the Reliability Standards.

4.7 System Warranty.

In addition to any other warranty contained in this Agreement, for as long as ComEd is under Software Support Services ***, Contractor warrants that the System will continue to operate in accordance with the System Specifications for the period beginning on the *** and ending on the *** anniversary of the ***; provided that Contractor shall not be responsible for any *** resulting from *** that does not comply with the Documentation, and prior to the *** of the first *** any failure to operate in accordance with the Specifications or deviation therefrom resulting from the ***, where but for such incomplete installation, the System failure or deviation would not have occurred. If (a) Contractor *** during a period of *** during any *** period *** in a *** period and for which in each of such *** Contractor is obligated to pay the *** for such service level pursuant to a Statement of Work, or (b) a *** (as defined in the applicable Statement of Work) continues for *** calendar days, such failure or incident will constitute a *** under this Section 4.7 and for which in addition to any other remedies available at law or in equity, ComEd may ***, pursuant to Section 18.1 of this Agreement. No information, while transferred through or stored on the System, will *** or *** greater than the deviation published in the System Specification, or if none is published, such deviation shall be ***. All calculations performed by the System components will be ***. Contractor will *** to verify compliance with this warranty and will *** after becoming aware of any errors or omissions concerning the System, and correct any errors or omissions ***. The above warranty does not cover Equipment in poor operating condition due to one or more of the following causes: (a) an *** not made or approved by ***; (b) ***; (c) any use, handling or installation by *** not in accordance with this Agreement; (d) ***; (e) any failure of the *** or *** (e.g., ***) utilized by *** in connection with the System other than as expressly authorized or reasonably intended for use with the System ***; or (f) *** provided *** or *** within the term of ***. To the extent the System is damaged by any of causes set forth in clauses (a) through (e) of the foregoing sentence, it will be repaired or replaced only upon *** of ***.

4.8 *** with Third Party Meters. Contractor represents, warrants and covenants that the Materials are, and shall ***.

4.9 Future *** For as long as ComEd is under Software Support Services (and subject to ComEd’s rights and obligations to install Upgrades), Contractor warrants that the Products, *** that are intended or required to interact with or otherwise work together as part of the System will be *** with the components of the System. This warranty does not apply to any incompatibility caused by: (i) any modifications made by *** without ***; (ii) the *** or the *** not operating in accordance with their respective Specifications (provided, however, that this exclusion shall not apply to the extent of incompatibility between the *** and such ** at ***); or (iii) *** to use *** provided by *** within the timeframe specified in the applicable Statement of Work.

4.10 Open Source. Contractor will identify ***, if any *** incorporated into the Work, and will *** into the System *** with *** that would *** from using the System, if used in accordance with its intended purpose as set forth in this Agreement. *** performed under this Agreement will result in *** that could be *** under any ***, or in *** or *** under this Agreement, or *** on *** with regard to other ***. *** shall cause *** to be *** in the *** or otherwise not subject to ***.

4.11 Financial Status. Contractor represents and warrants to ComEd that it is able to *** as they become due and has the *** to perform its obligations under this Agreement. Except for periods during which *** is *** in accordance with securities laws, ***, Contractor will provide ComEd with ***, ***, any filings made with any *** or *** over ComEd and any other *** requested by ***

in its *** to assess *** and its ability to *** its *** to under this Agreement. Except for periods during which *** is *** in accordance with securities laws, Contractor will *** provide to ComEd, ***, information regarding any *** in ***.

4.12 Equipment Sufficiency. Contractor represents and warrants to ComEd that the amount of Relays required by the Final Field Network Design for the *** will not *** stated in the applicable Statements of Work. *** Access Points and Relays required by such Final Field Network Designs *** will be provided by Contractor to ComEd ***, including *** in accordance with the applicable Statement of Work.

4.13 Litigation and Infringement. Contractor represents and warrants to ComEd that, except as set forth on ***, there are no ***, ***, ***, ***, ***, or to the best of its knowledge, ***, against Contractor, any Contractor Affiliate or any customer of Contractor, that the Materials and Services, including the use thereof and whether alone or in combination with any third party materials, *** of any ***, or which could be reasonably expected to have a *** on the System, ComEd’s ability to deploy or use the System or any Software or Equipment, or Contractor’s ability to provide the Services pursuant to the terms hereof. Contractor does not know of any basis for any such *** described in this Section.

4.14 Disclaimer of Implied Warranties.

EXCEPT FOR THE LIMITED WARRANTIES PROVIDED ABOVE OR IN A STATEMENT OF WORK, CONTRACTOR MAKES NO WARRANTY OF ANY KIND, WHETHER EXPRESS, IMPLIED, STATUTORY, OR OTHERWISE RELATING TO THE PRODUCTS OR SERVICES. EXCEPT FOR THE LIMITED WARRANTIES PROVIDED ABOVE, CONTRACTOR SPECIFICALLY DISCLAIMS ALL IMPLIED WARRANTIES OF DESIGN, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, TITLE AND NONINFRINGEMENT. EXCEPT FOR THE LIMITED WARRANTIES PROVIDED ABOVE, CONTRACTOR AND ITS LICENSORS AND SUPPLIERS DO NOT WARRANT OR REPRESENT THAT THE SOFTWARE WILL BE FREE FROM BUGS OR THAT ITS USE WILL BE UNINTERRUPTED OR ERROR-FREE, OR MAKE ANY OTHER REPRESENTATIONS REGARDING THE USE, OR THE RESULTS OF THE USE, OF THE PRODUCTS. EXCEPT FOR THE WARRANTY OF NON-INFRINGEMENT CONTAINED IN SECTION 4.5, THESE DISCLAIMERS WILL APPLY NOTWITHSTANDING THE FAILURE OF ESSENTIAL PURPOSE OF ANY LIMITED REMEDY PROVIDED HEREIN.

4.15 Third Party Materials.

Any third-party products sold or licensed to ComEd by Contractor under this Agreement will be sold pursuant to the terms and conditions contained in any separate end-user license agreements or purchase agreements provided by such third parties. Contractor shall have *** ComEd shall be *** Contractor acknowledges and agrees that ComEd may ***.

4.16 Integrated Meters. If ComEd purchases AMI-enabled meters from Contractor, then the meter, including the integrated Contractor Network Interface Card (“NIC”), will constitute Equipment under this Agreement, except where expressly noted otherwise. If ComEd purchases AMI-enabled meters from one or more meter manufacturers (which must be reasonably approved by Contractor), Contractor will sell its NICs to those third parties, for integration into their meters. In that event, the meter manufacturer(s), and not Contractor, will provide all warranties, liabilities and other terms of sale for the integrated meters, including the NIC; provided, however, Contractor will *** to such *** that are *** to allow such manufacturers to *** in all respects to its Documentation and freedom from *** for the period set forth in ***. If ComEd purchases *** from Contractor for integration into meters that ComEd purchases separately from one or more meter manufacturers, then the *** will constitute Equipment under this Agreement, but ComEd will *** with regard to the meters.

4.17 Inspection.

ComEd’s inspection, testing, acceptance, payment, or use of any Material or Services shall not affect the warranties and obligations of Contractor under this Agreement or the Contract Documents, and such warranties and obligations shall survive any such inspection, testing, acceptance, payment, or use.

4.18 Assignment of Warranties.

Contractor agrees that it will obtain and shall assign to ComEd the benefits of any warranties provided by Subcontractors of the Services, and material or equipment incorporated into the Material, and will *** Such assignment shall not ***.

ARTICLE 5

PAYMENT

5.1 Pricing for Material and Services.

In consideration for the delivery of acceptable Material and the performance of acceptable Services, unless otherwise stated in the Purchase Order, ComEd will pay to Contractor the prices provided in the applicable Statement of Work, which prices shall remain fixed for the term of the Specific Project described therein. Pricing for other Specific Projects shall be specified in relevant Contract Documents.

5.2 Taxes.

Except for applicable state and local sales or use taxes, Contractor’s *** taxes, fees, excises, and charges which are now or hereafter imposed by Governmental Authority with respect to the prices set forth in the Pricing Schedule and/or any Purchase Order, and *** for any taxes or similar expenses which may arise or be incurred in connection with delivery of the Material or performance of the Services. The invoice shall separately list taxable and nontaxable charges where applicable. Unless ComEd provides Contractor an exemption certificate or notifies Contractor that ComEd is registered to pay such taxes directly to the applicable Department of Revenue, then (i) state and local sales and use tax, where applicable, shall be *** or (ii) if subsection (i) is not applicable, *** prior to Final Completion and shall ***. To the extent Contractor fails to *** pursuant to this Section 5.2, then Contractor shall be *** for the period in which *** and that are associated with *** and the payment of such tax if Section 5.2 is applicable. Contractor shall ***. ComEd shall ***. ComEd shall *** for any interest, penalties, or expenses *** as a result of any contest initiated or any direction given *** with respect to the payment of such taxes. Contractor will ***. At the request of ComEd, Contractor shall prepare, execute, and deliver to ComEd a Federal Form W-9 or the equivalent thereof. Contractor shall comply with the reporting requirements of state and federal taxing authorities, as applicable, and, upon the request of ComEd, will provide proof that Contractor has complied with such reporting requirements.

5.3 Submission of Invoices.

Contractor shall submit invoices to ComEd, at the location designated by ComEd on the Purchase Order, as follows: for Equipment and for Software, upon the Delivery Date; for Maintenance and Support Services, annually in advance; for implementation Services, monthly as rendered (except for network design and system implementation, which shall be invoiced in accordance with the applicable Statement of Work). Unless otherwise specified in the Purchase Order, the invoice shall be submitted via Email to “AP‑Invoices@exeloncorp.com”. Subject to Section 5.7, ComEd shall pay all undisputed invoices within *** calendar days after ***, provided that ComEd shall pay all undisputed invoices for customized or specially designed Materials (which Materials will be designated as customized in the Scope of Work) within *** calendar days of ***. If ComEd does not pay an invoice when due, Contractor may charge a late payment fee on the unpaid amounts equal to the lesser of: ***, ***.

5.4 Invoice Format and Copies.

Contractor shall submit one original invoice to ComEd’s Accounts Payable and, upon the request of ComEd’s Designated Representative, one duplicate of each invoice shall be sent to ComEd’s Designated Representative. Each invoice shall include Contractor’s name, address, Purchase Order number, release number (if applicable), Contractor catalogue identification number and corresponding unit price, date, and total amount due for the time period covered by the invoice. Contractor invoices will reflect any item reference number used in the Purchase Order. If the *** is being *** pursuant to a ***, each invoice shall also include a *** of the costs of Work covered by the invoice identifying the *** of each class of ***, number of ***, number of ***, ***, a copy of all ***, separately itemized charges for ***, ***, and for all *** and ***, ***, with all applicable *** and ***. No overtime hours shall be ***. Overtime hours shall be billed as ***. Each invoice shall also identify all *** during the time period, and shall be accompanied by ***. Invoices that ComEd deems ***, ***, may *** returned to Contractor for correction and re-submittal.

5.5 Reports.

5.5.1

If required by ComEd, and as agreed by the Parties and set forth in the Contract Documents, Contractor shall submit to ComEd reports dated up to the Business Day before submission thereof, in such form as shall be reasonably specified by ComEd, showing the progress made by Contractor toward the completion of the Work to the date of each report. If applicable, each report shall include an updated Project Schedule, a list of Contractor’s and its Subcontractors’ employees performing Work at the Site, and a discussion of Contractor’s planned activities for the next month. Contractor shall continuously monitor, report, forecast, and control the progress of the Work in accordance with the Project Schedule. Contractor shall provide increasing scheduling detail as the Work progresses. Contractor’s reporting shall be sufficiently detailed to present to ComEd an accurate status of the Work’s Project Schedule, variances from the Project Schedule and reasons therefor, and corrective action planned.

5.5.2	Any required reports and substantiation for Work performed pursuant to a costplus or time-and-material (or any variation thereof) Purchase Order, will be described in the Contract Documents.

5.6 Change Orders ***.

*** Change Order that has the effect of *** shall be binding upon *** unless ***.

5.7 Grounds for Not Paying Invoices.

ComEd may decline to pay an invoice, in whole or in part, if it disputes, in good faith, the amount set forth in the invoice provided that ComEd shall notify Contractor within *** Business Days of receipt of an invoice if it disputes such invoice. If ComEd disputes, ***, any fees or charges claimed by Contractor (the “Disputed Charge”), ComEd may withhold payment for the Disputed Charge, upon written notice to Contractor describing in reasonable detail the basis for such Disputed Charge provided that such notice is given on or before the date on which the invoice is otherwise payable. The Parties shall work together *** to resolve any such Disputed Charge. If the Parties mutually determine ComEd owes any Disputed Charge, ComEd shall pay such amount to Contractor within *** (***) Business Days of such determination. If the Parties are unable to resolve the Disputed Charge within *** (***) Business Days of ComEd’s notice of the same, the Parties shall be entitled to pursue remedies available hereunder. Contractor may not delay delivery of Software or withhold provision of any Services pending resolution of such dispute.

5.8 Final Payment.

Subject to the fulfillment of Contractor’s obligations under the Contract Documents, final payment of all moneys due but not previously paid to Contractor hereunder shall be made within thirty (30) calendar days after receipt by ComEd of Contractor’s final invoice (“Final Payment”), subject, however, to the condition precedent that Final Payment shall not be due until ComEd accepts the Work, or, if required by the Contract Documents, ComEd and Contractor execute a Certificate of Final Completion.

5.9 Payment Not Waiver of Contractor’s Breach.

No partial payment or Final Payment made by ComEd or the execution of a Certificate of Final Completion shall be construed as a waiver of any breach hereof by Contractor or as an acceptance of defective portions of the Work or of any of the Work which does not materially comply with all requirements of the Contract Documents.

5.10 ***.

ComEd may *** under this Agreement or a Purchase Order any and all present and future indebtedness of Contractor to ComEd arising from this Agreement or a Purchase Order, upon ***, which shall ***.

ARTICLE 6

TERM

6.1 Initial Term; Renewal.

The initial term of this Agreement shall be ten (10) years from the Effective Date (the “Initial Term”), unless otherwise terminated in accordance with this Agreement. Upon expiration of the Initial Term, ComEd shall have the option to renew this Agreement for successive periods of twelve (12) months each (each, a “Renewal Term”), up to a maximum of five (5) Renewal Terms, upon written notice to Contractor at least one hundred eighty (180) calendar days’ prior to the expiration of the Initial Term or any Renewal Term, as applicable. Contractor shall give ComEd written notice at least sixty (60) calendar days prior to the expiration of the Initial Term or any Renewal Term, as applicable, of any increases in fees payable hereunder, provided that any increase in fees for any Material or Services shall not exceed, on an annual basis, the lesser of (i) three percent (3%) or (ii) the percentage rate of increase in the Consumers Price Index (all items) for Urban Wage Earners and Clerical Workers from the preceding calendar year for each twelve (12) month period.

6.2 Non-Renewable Items.

Notwithstanding any renewal of this Agreement pursuant to Section 6.1, Contractor’s following obligations shall cease upon expiration of the Initial Term: (a) *** under Section ***; (b) providing the *** and *** under *** Statement of Work attached hereto as ***; and (c) providing *** under the AMI Full Deployment Statement of Work attached hereto as ***.

6.3 Effect of Expiration or Termination

The terms of this Agreement will survive expiration or termination of this Agreement until a Certificate of Final Completion or Final Payment is issued for all Purchase Orders issued pursuant to this Agreement. Even following issuance of a Certificate of Final Completion or Final Payment, certain terms of this Agreement shall survive in accordance with Section 27.6 Notwithstanding anything herein to the contrary, the expiration or termination of this Agreement shall not affect or excuse the performance of either Party pursuant to any then effective Purchase Order(s), except as otherwise provided in ARTICLE 17.

6.4 Transition Services

Upon receipt of notice of termination or expiration without renewal of this Agreement or a Purchase Order, and upon request by ComEd, Contractor shall provide services to transition the operation and maintenance of the System performed by Contractor to

ComEd or a third party and the services reasonably requested by ComEd to orderly transition ComEd off of the System (the “Transition Services”), including the services described in Exhibit H. ComEd will pay Contractor the then-applicable rates for such Transition Services; provided, however, that if ComEd terminates this Agreement or such Purchase Order for cause, Contractor will provide such Transition Services at no cost to ComEd for no more than *** (***) calendar days.

ARTICLE 7

CONTRACTOR’S DRAWINGS; SAMPLES

7.1 Drawings.

Any drawings or Submittals required by this Agreement to be submitted to ComEd for review shall be submitted by Contractor without unreasonable delay, and any Work affected thereby started prior to written acceptance by ComEd shall be at Contractor’s risk. All drawings or Submittals provided by Contractor may be used by ComEd in connection with the installation, startup, maintenance, operation, and repair of the Work and may be transferred to any transferee of the Work. Review by ComEd shall not relieve Contractor from fulfilling all of Contractor’s obligations under this Agreement or the Contract Documents, including obligations relating to design and detailing. If applicable and as far as practicable, each drawing or Submittal shall bear a cross-reference note referring to the sheet number or numbers of ComEd’s drawings showing the same Work.

7.2 Samples.

If ComEd has requested a sample or mock up of all or any portion of the Work, Contractor shall not commence the associated Work until ComEd has received such samples, or reviewed such mock up, and acknowledged in writing its acceptance of such samples or mock up. All Work is required to conform to such samples or mock up, and no change in the Work or its method of production shall be made without the written consent of ComEd.

ARTICLE 8

COMED’S PROPERTY AND INFORMATION

ComEd shall provide Contractor with all available ComEd information, as required, for the completion of the Project, which Contractor may rely upon in designing the ComEd’s network. ComEd will use reasonable efforts to minimize errors in information provided to Contractor. All tools, tooling, designs, patterns, dies, molds, drawings, and other materials supplied by ComEd or paid for by ComEd and identified in a Contract Document remain ComEd’s property, and Contractor agrees to maintain a log upon receipt of such ComEdfurnished property which will be used for final disposal or return of such property based on instructions furnished by ComEd. Contractor shall at its expense maintain all such property in its possession in good condition and repair and indemnify ComEd for all damage or loss to such property (other than ordinary wear and tear). Contractor agrees that use of any such ComEd property will not affect the warranties set forth in the Agreement or the Contract Documents. If the Services will be performed at a Site, ComEd shall allow Contractor and its Subcontractors to make reasonable use of ComEd’s facilities, at no cost to Contractor, including use of ComEd’s work space, telephone equipment, office services, computer equipment and the like if necessary for Contractor personnel to perform the Services.

ARTICLE 9

MATERIAL PROVISIONS

9.1 Advance Manufacture or Procurement.

In the event of termination of this Agreement or change in the Work, no claim will be allowed for manufacture or procurement in advance of the Project Schedule, except as was reasonably necessary to meet deliveries required by the Project Schedule.

9.2 Spare Parts.

Contractor shall furnish to ComEd *** (***) calendar days prior to the delivery of the first Material supplied under the Agreement or a Purchase Order a recommended list of spare parts for the Material and, upon the request of ComEd, shall update such list during the term of this Agreement. The list shall contain a detailed identification of each part by part number and the manufacturer or supplier of the part if not manufactured by Contractor. The list shall also contain an identification of alternative spare parts, which may be used for the Material in lieu of those manufactured or provided by Contractor. The use by ComEd of spare parts identified in Contractor’s list shall not void any warranties or guarantees provided that such use is in accordance with Contractor’s written specifications therefor.

9.3 Cessation of Production.

If production, manufacturing or availability of Material is to be permanently discontinued at any time within (one) 1 year after final delivery of the Material, Contractor shall give ComEd *** calendar days prior written notice of such discontinuance.

9.4 Notifications of Defects ***.

Contractor shall *** about any material Product defects *** (including Software Errors or security defects) or recalls of Products *** if such defects would reasonably be expected to adversely affect ComEd’s business.

ARTICLE 10

INSPECTION AND TESTING

10.1 Equipment.

ComEd shall inspect the Equipment *** Business Days following receipt (“Inspection Period”) to ascertain correct quantities and identify visible damage or deviation from the Purchase Order or the Documentation or Specifications for such Equipment. Upon notice to Contractor within the Inspection Period, Contractor will replace all damaged or incorrect Equipment and deliver, at Contractor’s expense, replacement Equipment in order to meet the correct quantities. Such replacement deliveries will be completed within a reasonable time from the receipt by Contractor of ComEd’s notice. Failure by ComEd to provide such notice to Contractor within the Inspection Period shall constitute acceptance of the Equipment in the applicable shipment; provided that such acceptance shall not prejudice ComEd’s warranty rights under this Agreement.

10.2 System Deliverables.

Upon Contractor’s notification to ComEd that Contractor has completed delivery of deliverables identified in a Statement of Work, ComEd shall review or test such deliverables to determine whether such component or deliverable performs in accordance with the Specifications and to ComEd’s satisfaction, and meets the acceptance criteria set forth in the applicable Statement of Work, if any. ComEd will use commercially reasonable efforts to complete such review or testing within a reasonable period after delivery of deliverables from Contractor. Deliverables will be deemed accepted upon ComEd’s written acceptance thereof.

10.3 Cure. If either Party discovers that a component or deliverable does not perform according to the Specifications and this Agreement, it shall notify the other Party and provide a report describing the reasons such component or deliverable has been deemed unacceptable. Within *** calendar days of receipt of notice of non-acceptance from ComEd, Contractor shall ***, ***, ***, or shall *** such errors or defects *** amount of time that is consistent with the then applicable project timeline. Upon Contractor’s *** that Contractor has ***, ComEd shall re-test the System and Equipment for an additional test period of up to *** (***) days, at the end of which the process described in subsection above shall be repeated. In the event that the System or Equipment *** within *** days from the initiation of testing per the applicable Statement of Work, it shall be deemed a ***.

10.4 Final Acceptance.  If the components and deliverables perform in accordance with the Specifications and are free of failures and material security weaknesses discovered through penetration testing, ComEd shall *** of its *** of all components and deliverables provided to ComEd pursuant to such Statement of Work. Neither acceptance or any testing of a component or deliverable by ComEd shall constitute a waiver by ComEd of any right to assert claims based upon defects subsequently discovered in such component or deliverable.

10.5 No Waiver of Warranty. Acceptance by ComEd of any Work shall be without prejudice to ComEd’s warranty rights under this Agreement.

ARTICLE 11

PROJECT MANAGEMENT

11.1 Designated Representatives.

Each Party shall appoint a Designated Representative, who will represent it in the administration of this Agreement and any Scope of Work. ComEd shall have the right to change its Designated Representative in its sole discretion. If either Party needs to change its Designated Representative, that Party must notify the other, and give the name of the replacement. Each Party’s Designated Representative will have the power to bind the Party to written change requests.

11.2 Meetings.

Contractor shall schedule and conduct meetings with ComEd at a mutually agreed location and/or via conference calls, for the purpose of reviewing the progress of the Work and adherence to the Project Schedule. The frequency of such meetings will be established by mutual agreement of ComEd and Contractor; provided, however, if ComEd reasonably believes that the Project Schedule is in jeopardy, then ComEd shall be entitled to require that meetings occur as frequently as weekly.

11.3 Project Issues and Disputes.

Any issues or disputes that arise during the course of the Project will be resolved following the process established in Article 26.

ARTICLE 12

CHANGES IN THE WORK AND MATERIALS

12.1 Changes.

Either Party (the “Requesting Party”) may propose a Change by submitting to the other Party (the “Responding Party”) a written request describing the proposed change to the Project, including changes in the Specifications, drawings, designs, and time and place of delivery. The change request will describe the proposed change and the reasons for the change in reasonable detail. The Responding Party will reasonably and in good faith consider and discuss the proposed change, and will reply within twenty (20) Business Days. The Requesting Party will respond *** by accepting or rejecting the Responding Party’s response or proposal; provided, however, Contractor shall accept Changes proposed by ComEd in accordance with Section 2.3.2. If these changes affect Contractor’s costs, performance schedules, warranties, and other provisions of this Agreement and/or the Purchase Order, the prices and other affected provisions shall be equitably adjusted by written agreement between Contractor and ComEd. Any adjustments shall be preceded by Contractor’s detailed proposal therefor.  ***. If the Parties are unable to agree to the proposed changes, then the Parties will continue to perform their obligations under the existing Project documents. To be effective a change to the Project must be documented in a Change Order form executed by Contractor’s Designated Representative and ComEd’s Designated Representative.

12.2 Claims.

If Contractor has any claim against ComEd, such as for extra work, changes, or delays, notice of each such claim shall be submitted in writing to ComEd. Any claim by Contractor shall be deemed waived unless made in writing *** after the occurrence of the event which precipitated the claim. Notwithstanding anything to the contrary, no claim shall be allowed if asserted *** after Final Payment pursuant to the Purchase Order.

12.3 Payment for Changes.

All requests for payments made pursuant to a Change Order shall be shown separately on Contractor’s invoices, and shall not be included with amounts applicable to the prices as originally specified in the Agreement or a Purchase Order. All invoices covering additions to or credits due under this Agreement or a Purchase Order shall refer to the specific Change Order issued by ComEd with respect to the addition or credit, and will not be honored unless this reference is included.

12.4 Equipment Changes.

Contractor may at any time add, replace, or change Equipment in its product line and may at any time change its specifications for any Equipment upon *** written notice to ComEd. Without limiting the foregoing, Contractor may implement engineering changes required to satisfy governmental standards, protect Equipment or system integrity, or for environmental, health or safety reasons.

12.5 Software and Documentation Changes.

Contractor may from time to time develop changes to the Software and/or the Documentation in the form of Releases. If Contractor is providing SaaS Services to ComEd, then such Releases will be installed in ComEd’s environment at no additional charge to ComEd. If Contractor is not providing SaaS Services to ComEd, then such Releases will be provided to ComEd in accordance with the then-current terms of Software Support Services purchased by ComEd.

12.6 ***.

ComEd shall be obligated to accept such changed versions of the Equipment and Software only if (i) they continue to meet the applicable Specifications and are *** with *** Equipment and Software, (ii) operate with such *** Equipment or Software as components of the System, without any *** in the *** of the Equipment or Software or the System, and (iii) pass *** in accordance with ***.

12.7 User Group.

Contractor will include ComEd in ***. On a quarterly basis, ComEd may meet with Contractor to discuss proposed plans for Product development and replacement. Contractor shall consider ComEd’s comments, but such discussions are for informational purposes only, may not be incorporated into any contract, and do not constitute a commitment, promise, or legal obligation to deliver any future functionality. The development, release, and timing of any features, functionality, enhancements, or other technology discussed remains at the sole discretion of Contractor.

ARTICLE 13

PROJECT MANAGEMENT, DELAY AND ACCELERATION

13.1 No Extension of Final Completion Date.

If Contractor is delayed *** during the execution and completion of any portion of the Work, then Contractor shall *** as are necessary to *** of the *** to meet the *** identified in the Purchase Order or Project Schedule. Subject to the provisions of ***, ComEd will *** and Contractor shall *** related to Contractor’s ***. Subject to the terms of the Contract Documents, Contractor acknowledges and agrees that no extension to the date of Final Completion identified in the Purchase Order or Project Schedule shall be granted unless agreed to in writing by ComEd and Contractor.

13.2 Compensable Delay Claim.

Except as otherwise provided in this Agreement, if Contractor’s need to accelerate its Work is caused by a Compensable Delay (as defined in Section 13.3), then Contractor shall *** resulting from the Compensable Delay as Contractor’s sole remedy for such a Compensable Delay. Contractor shall be entitled ***, and shall use reasonable efforts to mitigate the cost to ComEd of any such Compensable Delay.

13.3 Compensable Delay.

For purposes of this Agreement, and unless the Parties otherwise agree in writing, compensable delays (“Compensable Delay”) shall include only the following events to the extent that they impact the critical path of the Specific Project: (a) failure of ComEd or ComEd’s employees, consultants or others contracting with ComEd (other than Contractor’s subcontractors or suppliers) to perform a ComEd Responsibility, solely to the extent such failure represents an Excusable Delay; (b) ComEd’s suspension without cause; or (c) a material delay caused by the removal of Contractor personal or subcontractors at the direction of ComEd, other than for good cause; provided however, that in the event of (b) or (c) Contractors shall deliver any claims required pursuant to 13.2 together with an estimate of the costs to ComEd resulting therefrom, prior to the event giving rise to the Compensable Delay, and in no event later than *** Business Days following the beginning of the Compensable Delay.

13.4 ***.

If Contractor does not perform the Work in accordance with the Project Schedule for reasons or causes attributable to *** and not otherwise excused under this Agreement, then *** may, in its ***, direct *** to *** the Work by *** or providing *** to *** as is necessary to complete the Work by the Milestone Dates. The costs associated with the *** shall be at *** to the extent they are attributable to ***, except to the extent *** for a modification to *** pursuant to ***.

ARTICLE 14

LOSS OR DAMAGE; TITLE

14.1 Delivery Terms.

14.1.1

Contractor shall deliver the Software and Documentation specified in the applicable Purchase Order, either physically or by electronic delivery. ComEd, at its own expense, will be responsible for installing the Software, including any Releases thereof, unless Contractor has agreed to perform the installation under a Contract Document.

14.1.2

The sale of Equipment will include a non-exclusive, perpetual, royalty-free, license to use the Firmware in the Equipment. The delivery terms for Equipment arriving from international locations shall be “***,” unless otherwise specified in the Purchase Order. The delivery terms for Equipment originating domestically shall be “***”, unless otherwise specified in the Purchase Order. ***. ComEd will be designated as the beneficiary. If requested, Contractor will cooperate to allow ComEd to directly arrange shipment of products from Contractor facilities. The Equipment will be packaged and labeled in a manner appropriate for the shipment method, unless special packaging and/or labeling requirements are specified in the Contract Documents, in which case any additional costs attributable to such special packaging and labeling will be at ComEd’s cost and expense. Title to and risk of loss of the Equipment will pass to ComEd upon delivery to ComEd’s facility.

14.1.3

Unless ComEd assumes operational responsibility for the Software, Contractor will host and operate the Software in accordance with the applicable Statement of Work for the term and fees set forth in the Contract Documents.

14.1.4

Contractor will provide Software Support Services for the fees set forth in the applicable Statement of Work. Upon expiration of this Agreement, Contractor shall not increase fees for its SaaS Services on an annual basis by more than the lesser of ***. If ComEd elects not to purchase support and maintenance for successive years, ComEd may re-enroll only upon payment of the annual maintenance fee for the coming year and for all maintenance fees that would have been paid had ComEd not discontinued Software Support Services, in lieu of any additional fees for Materials and Services in connection with any necessary updates or upgrades to bring ComEd current.

14.2 Risk of Loss.

Risk of loss or damage to Software shall remain with Contractor until delivered to ComEd. Risk of loss or damage to Equipment will remain with Contractor until delivered to ComEd. Risk of loss or damage to any property of ComEd in the custody of Contractor shall remain with Contractor until ComEd accepts the Work, or, if required by the Contract Documents, Contractor and ComEd execute a Certificate of Final Completion. If any loss of or damage to the Work occurs prior to the date of acceptance or, where required, the date Contractor and ComEd execute a Certificate of Final Completion, Contractor shall at its sole expense promptly repair or replace the portion of the Work affected. Contractor shall be entitled to receive from ComEd the compensation received by ComEd or the proceeds of any applicable insurance policy covering the loss or damage. Subject to this provision and unless otherwise provided in this Agreement, ComEd’s insurance policies will not ***.

14.3 Routing of Shipments; Shipping.

14.3.1

ComEd may route all shipments of Material or any components or part thereof. If freight is included in the price of the Material and ComEd’s routing increases Contractor’s transportation costs, Contractor shall immediately notify ComEd. If ComEd still specifies the more expensive route, ComEd shall reimburse Contractor for the amount of the difference between the less expensive and more expensive transportation costs.

14.3.2	Contractor shall wrap, pack, crate, load, enclose, and brace the Material on the carrier in a good, workmanlike manner and in accordance with applicable standard trade practice.
14.3.3

Contractor will provide technical and administrative personnel, if required by ComEd, to meet with ComEd’s personnel no later than ten (10) Business Days prior to initial shipment of Material. This meeting shall determine itemization of Material, shipping papers, bills of lading, and all procedures required to provide a “Master Listing” of all shipped Material.

14.3.4	Contractor shall not make or effect delivery of any of the Material in advance of the dates specified in the Purchase Order or Project Schedule without the prior written consent of ComEd.

14.4 Warranty of Title.

Title to any Equipment furnished by Contractor under this Agreement shall pass to ComEd upon delivery to ComEd. When title to the Equipment passes to ComEd in accordance with the Agreement or the Contract Documents, Contractor warrants that the Material will be free and clear of all security interests, liens and encumbrances, or claims of any person.

ARTICLE 15

INSURANCE

15.1 Required Coverages.

Contractor shall provide and maintain, and use reasonable efforts to require each Subcontractor (regardless of tier) to provide and maintain, in effect during the performance of any Work under the Agreement minimum insurance coverage with carriers satisfactory to ComEd including:

15.1.1	Workers Compensation insurance with statutory limits, as required by the state in which the Work is to be performed, and employer’s liability insurance with limits of *** ($***) per occurrence.
15.1.2

*** (with coverage consistent with ***) with a limit of not less than *** per occurrence and per project or per location aggregate, covering liability for *** and ***, arising from ***, ***, ***, ***, ***, and *** for not less than *** from the date ComEd and Contractor execute a ***, if applicable, or the date ***. CGL insurance includes coverage for *** for injuries to ***, unless caused by ***.

15.1.3

Automobile liability insurance coverage (including coverage for claims against ComEd for injuries to employees of Contractor or any Subcontractors, unless caused by ComEd or its employees, agents or contractors) for owned, non-owned, and hired autos with a limit of not less than *** ($***) ***.

15.1.4

Excess or Umbrella liability insurance coverage (including coverage for claims against ComEd for injuries to employees of Contractor or any Subcontractors) with a limit of not less than *** ($***) ***. These limits apply in *** of each of the ***, but shall not apply to claims arising from the *** or its ***.

15.1.5	The liability limits under Sections 15.1.1, 15.1.2, 15.1.3 and 15.1.4 may be met with any combination of primary and Excess or Umbrella Insurance policy limits totaling $*** ($***).
15.1.6

If this Agreement involves or includes Contractor providing or performing design, engineering, consulting, or any professional service, professional liability insurance with a combined single limit of *** ($***) ***.

15.1.7

Insurance coverage provided by Contractor under this Article 15 shall not include any of the following: any *** or *** greater than *** unless approved in writing by ***; any *** available to *** which is otherwise required by this Article 15; and any *** that (a) *** or the *** of its ***, ***, (b) limits the duty to *** under the policy, (c) provides coverage to *** only if ***, (d) permits the recovery of *** from any ***, or (c) limits the ***. If any policy is written on a ***, the retroactive date may not be *** the date of this Agreement and coverage shall be maintained in full force and effect for *** after termination of this Agreement, which coverage my be in the form of ***.

15.1.8	To the extent permitted by applicable Laws, all above-mentioned insurance policies shall provide the following:
15.1.9	Be primary and non-contributory to any other insurance carried by ComEd;
15.1.10	Contain cross-liability coverage as provided under standard ISO Forms’ separation of insureds clause; and
15.1.11	Provide for a waiver of all rights of subrogation which Contractor’s insurance carrier might exercise against ComEd; and
15.1.12	Any Excess or Umbrella liability coverage will not require contribution before it will apply.

15.2 Additional Coverages.

ComEd reserves the right to require Contractor (at ComEd’s expense) to provide and maintain additional coverage in the event that the particular Work involves unusual risks.

15.3 Additional Insured Endorsement.

All liability insurance policies shall name ComEd, its officers, directors, employees, agents, representatives, Affiliates, subsidiaries, successors, and assigns, as additional insureds, shall be primary to any other insurance carried by ComEd, and shall provide coverage consistent with ***, and shall maintain the required coverages ***, naming ComEd as an additional insured, for a period of not less than *** from the date ComEd and Contractor execute a Certificate of Final Completion, if applicable, or the date ComEd accepts the Work, whichever occurs first.

15.4 Evidence of Insurance.

Contractor shall provide evidence of the required insurance coverage and file with ComEd a Certificate of Insurance acceptable to ComEd prior to commencement of the Work. The Insurance and the insurance policies required by this Article 15 shall contain a provision that coverages afforded under the policies will not be canceled or be allowed to expire or the limits in any manner reduced without *** the case of nonpayment of premium) to ComEd. ComEd may inspect any or all policies of insurance at any time.

15.5 Waiver of Subrogation.

Contractor shall waive all rights of subrogation against ComEd under those policies procured in accordance with this Agreement (except with respect to policies for professional liability).

15.6 Ratings.

All insurance coverage shall be provided by insurance companies *** and having ratings of A-/VII or better in the Best’s Key Rating Insurance Guide (latest edition in effect at the latest date stated in the Certificate of Insurance referred to in Section 15.4).

15.7 Breach of Agreement.

Failure to obtain and maintain the required insurance shall constitute a breach of this Agreement and Contractor will be liable for any and all costs, liabilities, damages, and penalties (including attorneys’ fees, court, and settlement expenses) resulting to ComEd from such breach, unless a written waiver of the specific insurance requirement is provided to Contractor by ComEd.

15.8 Non-Waiver.

Failure of Contractor to provide insurance as herein required or failure of ComEd to require evidence of insurance or to notify Contractor of any breach by Contractor of the requirements of this Article 15 shall not be deemed to be a waiver by ComEd of any of the terms and conditions of this Agreement, nor shall they be deemed to be a waiver of the obligation of Contractor to defend, indemnify, and hold harmless ComEd Parties as required herein. The obligation to procure and maintain any insurance required is a separate responsibility of Contractor and independent of the duty to furnish a copy or certificate of such insurance policies.

15.9 ComEd’s Right to Purchase.

In the event of any failure by Contractor to comply with the insurance requirements of this Agreement, ComEd may, without in any way compromising or waiving any right or remedy at law or in equity, upon five (5) Business Days written notice to Contractor, purchase such insurance, at Contractor’s expense, provided that ComEd shall have no obligation to do so and if ComEd shall do so, Contractor shall not be relieved of or excused from the obligation to obtain and maintain such insurance amounts and coverages. ***.

15.10 Contractor’s Commencement of Work Without Insurance.

Commencement of Work without the required Certificates of Insurance, or without compliance with any other provision of this Agreement, shall not constitute a waiver by ComEd of any rights under this Agreement.

15.11 Contractor Obligations Not Limited.

None of the requirements contained herein as to types, limits, or ComEd’s approval of insurance coverage to be maintained by Contractor are intended to and shall not in any manner limit, qualify, or quantify the liabilities and obligations assumed by Contractor under this Agreement, any other agreement with ComEd, or otherwise provided by law.

ARTICLE 16

INDEMNIFICATION AND LIMITATION OF LIABILITY

16.1 Infringement Indemnification.

Contractor shall, at its own expense, indemnify, defend and hold harmless ComEd, its Affiliates, and each of their respective agents, employees, officers, directors, subcontractors, and their successors and assigns (“ComEd Parties”) against all claims, demands, suits, actions, proceedings, investigations, damages, settlements, costs and expenses (including all reasonable costs or expenses of all proceedings, and including attorneys’, experts’ and witness fees), as they are incurred, arising from or relating to the actual or alleged infringement, misappropriation, claim of unfair competition or violation of any third party right, including without limitation Intellectual Property Rights (an “IP Claim”) asserted against the ComEd Parties related to the System, Software, Equipment or Material, their delivery to or use by ComEd, or any of the Services hereunder, whether such infringement is based upon the Services, System, Software, Equipment or Material alone, or incorporated as a component of a third party product, including meters. This indemnification covers without limitation any claims arising or relating to the matters listed on Exhibit F or any matters that should have been listed but for Contractor’s breach of Section 4.13. The indemnification obligations contained in this Article shall survive the expiration or termination of this Agreement.

16.2 Remedies.

If Contractor receives notice of an alleged infringement by the Materials or Services, or if Contractor reasonably believes that such a claim is likely, Contractor shall promptly notify ComEd in writing and may stop delivery of all such Materials or Services without liability for failure to deliver under this Agreement for up to *** calendar days, while the Parties analyze the potential infringement and discuss whether delivery should resume. In such case or if any part of the *** to constitute *** and its use is enjoined, Contractor shall, ***, Contractor shall ***, *** either (1) secure for ComEd the right *** to continue the use of such part of the *** or such other permission as will enable Contractor to ***, or (2) replace at Contractor’s *** such part of the *** with an adequate *** or *** it so that it becomes ***, but only if the *** does not adversely affect the *** of the ***. If neither of the foregoing options is available to Contractor on ***, then Contractor may *** use of the affected ***, in which case Contractor will *** for the *** so affected; provided, however that *** use of the System, in whole or in part, without the affected *** is materially impaired or limited, ComEd shall have the right to *** this Agreement and receive an *** of the *** for such whole or partially impaired or limited *** and those other *** that are dependent on such ***. Contractor shall have *** to ComEd pursuant to this Article 16 for *** to the extent that such ***, ***, except as set forth in Section 16.1, (b) modifications to the Material or Services *** in connection with the use of the Material or Services in accordance with the terms hereof ***.

16.3 Exclusive Remedy.

THE RIGHTS AND REMEDIES SET FORTH IN SECTIONS 16.1 AND 16.2 CONSTITUTE THE PARTIES’ ENTIRE OBLIGATIONS TO ONE ANOTHER FOR IP CLAIMS AND THEIR EXCLUSIVE REMEDIES FOR THIRD PARTY CLAIMS

THAT THE MATERIALS AND SERVICES, AS APPLICABLE, INFRINGE OR MISAPPROPRIATE A THIRD PARTY’S INTELLECTUAL PROPERTY RIGHTS.

16.4 Personal Injury and Property Damage.

Each Party shall indemnify, defend, and hold harmless the other Party from and against any claim, demand, suit, action or proceeding that is asserted against the other Party by a third party as a result of ***, to the extent that such *** is caused by the *** of the indemnifying Party.

16.5 Indemnification against Breach, Negligence or Misconduct; Claims by Subcontractors.

Contractor shall indemnify, defend and hold harmless ComEd from and against any claim, demand, suit, action or proceeding that is asserted against ComEd by a third party as a result of (i) ***. ComEd shall indemnify, defend and hold harmless Contractor from and against any claim, demand, suit, action or proceeding that is asserted against Contractor by a third party as a result of ComEd’s ***.

16.6 Procedures for Indemnification under this Agreement.

16.6.1

*** after a Party with a right to indemnity hereunder (the “Indemnitee”) receives notice of any claim for which it will seek indemnification pursuant to this Agreement, the Indemnitee will ***. No failure to so *** the Indemnitor will abrogate or diminish the Indemnitor’s obligations if the Indemnitor has or receives knowledge of the claim by other means or if the failure *** does not materially prejudice its ability to defend the claim.

16.6.2

Within *** (***) Business Days after receiving an Indemnitee’s ***, and if possible no later than *** (***) Business Days before the date on which any formal response to the claim is due, the Indemnitor will *** as to whether the Indemnitor acknowledges its indemnification obligation and elects to assume control of the defense of the claim (a “***”). If the Indemnitor timely ***, the Indemnitor will be entitled to have sole control over the defense of the claim. Nothing in this Section will preclude the Indemnitee from participating in its defense and retaining its own counsel at its own expense.

16.6.3	If the Indemnitor does not deliver a timely *** for a claim, the Indemnitee may defend the claim in such manner as it may deem appropriate, at ***.
16.6.4

The Indemnitee will provide reasonable assistance to the Indemnitor, at the Indemnitor’s cost and expense, including reasonable assistance from the Indemnitee’s employees, agents, and Affiliates, as applicable.

16.6.5

The Indemnitor may not consent to the entry of any judgment or enter into any settlement without the prior written consent of the Indemnitee unless (i) there is no finding or admission of any violation of law or any violation of the rights of any person, (ii) there is no adverse effect on any other claim that may be made against the Indemnitee, (iii) there is no injunctive or other non-monetary relief against the Indemnitee; and, (iv) the compromise or settlement includes the claimant’s or the plaintiff’s release of the Indemnitee, in form and substance reasonably satisfactory to the Indemnitee, from all liability in respect of the third party claim.

16.7 Disclaimer of Certain Damages.

Except for a Party’s ***, a Party’s breach of *** (***), and *** obligations, neither Party will be *** for any ***, ***, ***, *** arising out of this Agreement, whether *** (including, but not limited to, *** data, goodwill, profits, investments, use of money or use of facilities; interruption in use or availability of data; stoppage of other work or impairment of other assets) even if such Party has been advised of the possibility of such ***.

16.8 Dollar Limit on Most Liabilities.

Except for a Party’s ***, ***, a Party’s breaches of ***, a Party’s obligations of *** and *** or *** applicable thereto, under no circumstances shall either Party’s liability to the other Party or to any third party arising out of or related to this Agreement, the products or services, exceed the greater of *** under this Agreement, regardless of whether any *** is based on such contract, warranty, negligence, strict liability or other tort or otherwise.

16.9 Contractor Liability.

Should Contractor Personnel sue ComEd for any injury allegedly received while performing Work under this Agreement and/or any Purchase Order, Contractor agrees to *** filed by *** any limitation or cap imposed by ***, *** on the *** that ComEd can *** against *** in a *** by ComEd against ***.

16.10 ***. ***.

ARTICLE 17

TERMINATION AND SUSPENSION

17.1 Termination With Cause.

If either Party breaches any material provision of this Agreement or a Purchase Order (including the failure by Contractor to adhere to the performance standards set forth in this Agreement or the Purchase Order), the other Party may give notice of such breach to the defaulting Party in writing. If the breach is not cured within *** of receipt of such notice by the defaulting Party, the defaulting Party shall be in default hereunder and the non-defaulting Party may elect to terminate the Agreement or the Purchase Order by written notice to the defaulting Party, or to continue the Agreement or the Purchase Order subject to receiving adequate assurances of performance from the defaulting Party; provided that in the event of a default for failure to pay monies due such termination right shall expire *** after payment of the amounts giving rise to the default. In the event that ComEd terminates the Agreement, all outstanding Purchase Orders shall also terminate unless expressly excepted from termination in the notice of termination. In the event either Party terminates this Agreement or a Purchase Order pursuant to this Section 17.1, ComEd shall not be required to make any payments to Contractor with respect to Material that has not been delivered or Services that have not been performed as of the date of termination.

17.2 Termination Without Cause.

ComEd may at any time on *** calendar days’ notice to Contractor terminate this Agreement or may terminate a Purchase Order within *** calendar days after Contractor’s written Purchase Order Acknowledgement for ComEd’s convenience (“Termination for Convenience”).

17.3 Suspension for Force Majeure.

Neither Party will be considered in default in the performance of its obligations under this Agreement if prevented or delayed from such performance by any cause which is beyond the reasonable control and without the fault or negligence of that Party, including, but not limited to, insurrections, riots, wars and warlike operations, explosions, governmental or military acts, epidemics, strikes, fires, floods, earthquakes, severe weather, import quotas, accidents, tampering, act of any public enemy, embargoes, blockades, or inability to obtain required materials, qualified labor, or transportation (“Force Majeure”). Any Party temporarily excused from its performance under this Agreement by any such circumstances shall resume performance when such event of Force Majeure is avoided, removed, or cured. Any Party claiming an event of Force Majeure as an excuse for delay in performance shall give prompt notice in writing thereof to the other Party and shall make commercially reasonable efforts to overcome the effect of the circumstance as quickly as possible.

17.4 Termination for Failure to ***.

ComEd has the right to terminate this Agreement upon written notice to Contractor if it fails to *** by required units of ***, including approval of the *** of a *** that expressly incorporates use of Silver Spring products and services on the terms stated in this Agreement.

17.5 Termination Charges.

17.5.1

If ComEd terminates this Agreement or Purchase Order for cause pursuant to Section 17.1, Contractor shall not be entitled to receive any further payments under this Agreement or a Purchase Order until all Work contemplated by this Agreement or Purchase Order, as applicable, has been fully performed as follows by ComEd or by some other person on behalf of ComEd. ComEd shall have the right to prosecute the physical completion of the Work by means other than the use of Contractor, and in doing so ComEd shall have the right to exercise its reasonable discretion as to the manner, method, and reasonableness of the costs of completing the Work. Contractor shall pay ComEd only those amounts mutually agreed in writing, with such agreement not to be unreasonably withheld, conditioned or delayed prior to commencement of such Work by third party contractors, and such payment shall discharge Contractor of any further liability therefrom.

17.5.2

If ComEd terminates the performance of the Work or this Agreement in accordance with Section 17.2 or Section 17.4, or if Contractor terminates the performance of the Work or this Agreement pursuant to Section 17.1, ComEd will promptly pay Contractor in full for all Materials and Services delivered and accepted prior to the date of termination, all reasonable and unavoidable disbursements and expenses that Contractor has incurred or become obligated for prior to the date of termination for Materials and Services (including a payment on a percentage-of-completion basis for Services not accepted as of the date of termination), all Equipment specified in Purchase Orders dated less than *** calendar days prior to the date of notice of termination, reimbursement to Contractor of the total non-cancelable and non-recoverable costs incurred by Contractor up to the effective date of termination, plus a *** mark-up on such costs (unless such termination is under Section 17.4). Upon such payment, ComEd shall be entitled to all Material specially accumulated for the Work terminated, shipped at its expense to a place designated by ComEd. In no event shall the aggregate termination charges plus payment for the Work exceed the price of the Work set forth in this Agreement or the relevant Purchase Order. Payments by ComEd hereunder will be credited against prior amounts deposited or paid by ComEd under this Agreement or the Purchase Order. If the sum of all previous deposits and payments under this Agreement with respect to the Work terminated exceeds all amounts owed to Contractor hereunder, the excess shall be immediately refunded to ComEd. Contractor agrees to take reasonable steps to minimize termination expenses.

17.6 Disputed Termination.

If ComEd terminates this Agreement or a Purchase Order pursuant to this Article 17, and Contractor disputes ComEd’s right or grounds for such termination, the issue shall be resolved in accordance with the Dispute Resolution Procedure in Article 26. If it is ultimately found, or agreed to by the Parties, that ComEd had no right or grounds for such termination, then the termination by ComEd shall be conclusively presumed in law to have been a Termination for Convenience, and the damages for which ComEd may be liable shall be no more than those specified in Section 17.4.2.

17.7 Contractor’s Duties Upon Termination.

If ComEd terminates this Agreement or a Purchase Order, as provided in this Article 17, Contractor shall immediately discontinue the Work, and ComEd shall be entitled to take possession of all or any part of the Material not owned by Contractor or delivered to ComEd; provided, that ComEd shall only be entitled to take possession of the Material then owned by Contractor upon full payment therefor and any other amounts owed under Section 17.4.2 if ComEd terminated for convenience. If requested by ComEd, Contractor shall make every reasonable effort to cancel any existing orders, Subcontracts and contracts specified by ComEd upon commercially reasonable terms satisfactory to ComEd. Contractor, upon request, shall also deliver and assign to ComEd where reasonably possible, and ComEd may at its discretion assume, any and all contracts, Subcontracts, purchase orders, and options made by Contractor in performance of the Work. Contractor shall deliver to ComEd true and correct originals thereof and all copies of the Contract Documents in Contractor’s possession except that Contractor may retain copies of all relevant documents for its own files, and all other materials relating to governmental permits, orders placed, bills, invoices, lien waivers, and financial management under this Agreement. Notwithstanding any termination, Contractor shall take such steps as are reasonably necessary to preserve and protect Work completed and in progress and to protect Material wherever it may be. No action taken by ComEd after termination shall prejudice any other rights or remedies of the Parties provided by law, by the Contract Documents, or otherwise upon such termination. Should ComEd’s termination of Contractor be partial, Contractor shall proceed to complete the portions of the Work, including Work pursuant to other Purchase Orders not terminated.

17.8 Completion of Fabrication.

If ComEd delays or suspends Contractor’s performance under Sections 17.3 or 17.10 and Contractor determines that any of the Work is in such state of manufacture or fabrication that interruption of that Work would result in substantially increased manufacturing costs, Contractor may, at ComEd’s cost, complete, ship and submit invoices to ComEd for that portion of the Work after notice to ComEd, unless ComEd directs Contractor to interrupt its Work.

17.9 Resumption of Work.

If ComEd extends, delays, or suspends Contractor’s performance under Sections 17.3 or 17.10, Contractor shall thereafter resume any Work extended, suspended, or delayed as soon as is practicable when directed to do so by ComEd. Any dates for performance by Contractor which are affected by an extension, delay, or suspension of ComEd shall be extended for a period not to exceed the time lost by reason of the extension, suspension, or delay, and any additional period of time necessary to reengage such suspended, extended or delayed Work. The payment schedules contained in this Agreement or Purchase Order shall be adjusted to reflect the effect of the extension, suspension, or delay on Contractor’s rate of expenditures for performance hereunder, and performance schedules for ComEd’s other obligations under this Agreement which are affected shall be extended for a period not to exceed the time lost by reason of the extension, suspension, or delay. Contractor shall also be entitled to an increase in the price for the Work affected by an extension, delay, or suspension directed by ComEd to cover Contractor’s incremental direct costs by reason of the extension, suspension, or delay and for which Contractor is not compensated by any price adjustment provisions under this Agreement. Contractor shall take all reasonable steps to minimize these costs.

17.10 Temporary Deferment of Services.

Contractor shall (at a cost, if any, to be mutually agreed upon by the Parties in writing), temporarily defer the execution of any portion of the Work when such action may be necessary in the opinion of ComEd for the proper advancement of the work of other contractors or for the installation of machinery, equipment, or other work by ComEd, when the deferment may be accomplished without unreasonable interference with Contractor’s schedule or arrangements, or when the Work interferes or threatens to interfere with the operation of ComEd’s facilities.

17.11 Subcontractors.

Contractor agrees to bind every Subcontractor to whom it subcontracts any of the Work by the provisions of this Article 17 as far as applicable to the Work of the Subcontractor.

ARTICLE 18

WAIVER OF LIEN

In all jurisdictions, Contractor agrees to keep ComEd’s property free and clear of, and shall promptly release or cause the release of, all liens, lien claims, recorded notices, claims for nonpayment, or lis pendens filed of record by any Subcontractor. Contractor agrees to indemnify and hold ComEd Parties harmless from all liens and lien claims made, recorded, asserted, or filed on the Work or on any property on which it is being performed, on account of any labor performed or Material furnished by Contractor, Subcontractors (regardless of tier) and other person s in connection with the Work. Contractor’s obligation hereunder includes paying for any attorneys’ fees, court, and other costs incurred by ComEd in connection with any such lien claims and liens.

ARTICLE 19

LABOR RELATIONS

19.1 Notice of Potential Labor Disruption.

Contractor shall immediately notify ComEd, in wntmg, of any labor dispute or anticipated labor dispute involving Contractor’s employees or subcontractors that may reasonably be expected to affect or delay the performance of the Work. Written notice shall include, at a minimum, identification of the organizations involved in the dispute together with any relevant information regarding the dispute and its background.

19.2 Jurisdictional Disputes.

If any union jurisdictional disputes arise involving Work performed by Contractor’s employees or subcontractors, Contractor shall be held solely responsible for pursuing all available remedies under applicable state and federal law, or under any existing labor agreements, to remedy the dispute and to ensure limited disruption in the performance of the Work or the work being performed by other ComEd contractors.

19.3 Indemnification.

Contractor shall indemnify, hold harmless and, at the ComEd Parties’ request, defend ComEd Parties from all claims, liability, damages, and expenses (including reasonable attorneys’ fees) arising out of (a) a labor dispute, or (b) claims under a collective bargaining agreement or project labor agreement for Work performed by Contractor’s employees or subcontractors.

19.4 Contractor’s Rights.

Subject to ComEd’s right to approve Subcontractors, nothing in this Agreement shall limit Contractor’s right to negotiate or execute labor agreements on terms and conditions within Contractor’s sole discretion consistent with Contractor’s responsibilities and obligations under this Agreement or any Purchase Orders.

ARTICLE 20

CONTRACTOR’S PERSONNEL

20.1 Competent Workers.

Contractor shall employ and cause each Subcontractor to employ competent, appropriately trained, and experienced employees for the Services to be performed. Contractor shall have full responsibility for the conduct of all employees employed on or in connection with the Services (including employees of any Subcontractor) and will ensure that there is adequate, daily supervision of all Services. Contractor shall be familiar with and observe established and accepted labor practices, procedures, and project agreements.

20.2 Qualification.

Contractor Personnel shall maintain all professional qualifications, licenses, permits, certifications and skills and appropriately complete all training required by applicable Laws or advisable to petforrn the Services.

20.3 Use of Contractor Personnel.

20.3.1

Contractor retains its rights to (a) hire, discharge, promote, and transfer employees, (b) determine the number and category of employees necessary to perform a task, job, or project, and (c) establish, maintain, and enforce rules and regulations conducive to efficient and productive operations. All personnel assigned by Contractor to the Project are subject to removal at ***. Contractor will have up to *** calendar days to replace the removed individual. ***. Contractor shall appoint key personnel for performance of critical tasks (“Key Personnel”).  Contractor’s Key Personnel shall be reasonably acceptable to ComEd and identified in the project plan for each Specific Project. Notwithstanding the foregoing provisions of this Section 20.3.1, Contractor shall not remove or reassign any Key Personnel without ComEd’s prior written consent, which shall not be unreasonably withheld, delayed or conditioned.

20.3.2	Contractor shall comply with ComEd’s Use of Contractor Policy, HR AC 70, as it may be amended upon written notice from time to time. A current copy of such policy is attached hereto as Exhibit L.
20.3.3

Contractor, in furnishing the Work, is acting as an independent contractor, and Contractor has the sole right and obligation to supervise, manage, contract, direct, procure, perform or cause to be performed, all Work to be provided by Contractor under this Agreement. All Contractor Personnel who perform any portion of the Work hereunder for Contractor shall be, and remain, employees of Contractor, and Contractor will be solely responsible for payment of compensation to such persons as well as all applicable federal, state and local income and employment tax withholding and reporting for all such Contractor Personnel. Neither ComEd, nor its Affiliates and successors (the “ComEd Entities”) are, or shall be construed to be, an employer (common law or otherwise), co-employer or joint employer of any Contractor Personnel. Neither Contractor (or its Subcontractors) or any Contractor Personnel is an agent of the ComEd Entities, and no such party or person has any authority to represent the ComEd Entities as to any matters, except as expressly authorized in this Agreement. Contractor will assume full responsibility for payment of all federal, state, provincial and local taxes, withholding or contributions imposed or required under unemployment insurance, social security and income tax laws with respect to all Contractor Personnel. Should any of ComEd Entities be required to pay any amount to a governmental agency for failure by Contractor (or its Subcontractors) to withhold any amount as may be required by Law, Contractor shall indemnify each of the ComEd Entities for any amount so paid, including interest, penalties and fines.

20.3.4

Neither Contractor nor its Subcontractors will: (1) assign either (a) any Contractor Personnel to perform Staff Augmentation Work for the ComEd Entities, or (b) any ComEd Retiree to perform any Work for the ComEd Entities, for a total period of time (including time under this Agreement or any other agreement or through Contractor, its Subcontractors or any other third party employer and without regard to hours worked), in excess of 1 year, unless ComEd grants a written exception for such Contractor Personnel to the time limit; or (2) report income for any of its Contractor Personnel performing Staff Augmentation work to the ComEd Entities, to the IRS on Form 1099; or (3) allow any Contractor Personnel to commence Work for the ComEd Entities until an executed Third Party Personnel Acknowledgement (as defined below) has been received by Contractor.

20.3.5

Prior to commencement of Work by any Contractor Personnel, Contractor (or its Subcontractor), shall obtain from such Contractor Personnel, either directly or through its Subcontractors, a written acknowledgement from all proposed such Contractor Personnel, or its Subcontractor, substantially in the form of Exhibit E attached hereto (the “Third Party Personnel Acknowledgement” or “TPPA”). Contractor shall maintain the original of each TPPA for Contractor Personnel for a period of *** years following the termination of Contractor Personnel.

20.3.6

Based upon such executed Third Party Personnel Acknowledgements and prior to commencement of any Work by any such proposed new Contractor Personnel, Contractor shall provide to ComEd’s Designated Representative a written notice that identifies the names (and if possible the former ComEd Employee identification number) of Contractor Personnel assigned to provide Work to ComEd who identify themselves as a former employee of one of the ComEd Entities or a Retiree of one of the ComEd Entities (a “Notice of Former Employees/Retirees”). Notwithstanding any other provision of this Agreement, ComEd reserves the right, to request additional information about any Contractor Personnel, to reject any proposed Contractor Personnel, and to request the removal (with or without replacement) of any or all Contractor Personnel from performing for ComEd hereunder at any time at its reasonable discretion and solely in compliance with ali applicable laws. ComEd shall provide written justification for any such removal or rejection. In the event ComEd rejects any proposed Contractor Personnel or requests the removal of any Contractor Personnel, Contractor shall promptly remove such Contractor Personnel from providing Work to ComEd and provide a suitable replacement that meets all requirements of the Contract Documents. In the event ComEd requires the removal of any Contractor Personnel, Contractor shall also ensure a prompt and smooth transition of all knowledge, information and data from such Contractor Personnel to his or her replacement.

20.3.7

In addition to any other audit rights under the Agreement, and only in compliance with all applicable privacy, confidentiality and employment Laws and applicable policies, Contractor agrees that ComEd, or any of its authorized representatives acting on ComEd’s behalf, may upon reasonable request, and at a location mutually acceptable to the Parties, review Contractor’s files and records regarding the utilization of Contractor Personnel hereunder, including all TPPAs. This section shall survive termination of this Agreement, and any Purchase Order issued for a specific project hereunder, for a period of *** after completion of the Project.

20.4 Background Examinations.

20.4.1

Provided that proper consents have been provided by the individuals subject to the investigation, Contractor will conduct background investigations in accordance with Contractor’s Policy on Background Checks, attached hereto as Exhibit I and applicable Laws for all of its personnel who will (a) have periodic or extended access to any ComEd or its affiliates’ assets, including buildings, properties and/or ComEd Data, and/or (b) have contact with any ComEd or its affiliates’ customers. Such investigations must be completed prior to the first day upon which Contractor and its personnel are to provide the Services. The purpose of the background investigation is to ensure application of an appropriate level of security to Contractor Personnel who may affect the reliability, safety and integrity of ComEd’s business and assets. At a minimum, the background investigation must include the following: names, dates of birth, home address, felony criminal history check for the prior seven years, social security number verification or, if the subject is a foreign citizen, verification of an authorized work permit, and driver’s license check (only required if a driver’s license is needed in order to perform the Services).

20.4.2

Contractor will be responsible for conducting the background investigation under Section 20.4.1 at its own expense and shall not be entitled to recover costs thereof unless both Parties agree, in writing, in advance of the background investigation.

20.4.3

Upon ComEd’s written request, Contractor will submit a background investigation certification, which consists of the certification form or a written certification (letter or affidavit) as required by applicable Law, to the ComEd Designated Representative.

20.4.4

In addition to the foregoing, if Contractor becomes aware that any individual performing Services hereunder is ***, Contractor shall remove such individual from performing Services hereunder unless and until ***.

20.5 Hosted Personnel.

During the course of this Agreement, Contractor may allow employees or contractors of ComEd to participate in activities at Contractor’s facilities (“Hosted Personnel”). All Hosted Personnel will retain their status as an employee or contractor of ComEd while assigned to work at such premises. Hosted Personnel will observe the working hours, rules and regulations of the hosting Party. ComEd will be solely responsible for payment of compensation to such persons as well as all applicable federal, state and local income and employment tax withholding and reporting for all such Contractor Personnel. Neither Contractor, nor Contractor Affiliates and successors (the “Contractor Entities”) are, or shall be construed to be, an employer (common law or otherwise), co-employer or joint employer of any Hosted Personnel. Neither ComEd nor any Hosted Personnel is an agent of the Contractor, and no such party or person has any authority to represent the Contractor Entities as to any matters, except as expressly authorized in this Agreement. ComEd will assume full responsibility for payment of all federal, state, provincial and local taxes, withholding or contributions imposed or required under unemployment insurance, social security and income tax laws with respect to all Hosted Personnel. Should any of the Contractor Entities be required to pay any amount to a governmental agency for failure by ComEd to withhold any amount as may be required by Law, ComEd shall indemnify each of the ComEd Entities for any amount so paid, including interest, penalties and fines. ComEd shall run background checks on all Hosted Personnel at least as thorough as the background checks it requires of Contractor for Contractor Personnel.

20.6 *** Commitment, Reporting and Penalties.

20.6.1

Contractor shall create at least *** in Illinois during the peak program year, which is defined as the *** with the highest number of *** (as defined in Section *** of the ***) that occurs between *** and ***. Given that it cannot be known in advance which such consecutive 12-month period will have the highest number of ***, Contractor shall create at least *** in Illinois throughout this period ***.

20.6.2

No later than *** following the last calendar day of each calendar quarter of each year during the period between ***, Contractor shall submit to ComEd a *** for the prior quarter that includes (i) the total number of *** during the prior quarter, (ii) the total number of *** as of the last calendar day of the prior quarter, (iii) the total number of *** in each *** classification or *** title, (iv) the total number of incremental *** and *** in support of the investments undertaken pursuant to this Agreement for the prior quarter, and (v) any other information that ComEd is required by rule to submit to the ***.
20.6.3

If Contractor fails to meet its *** and ComEd is ordered by the *** to pay penalties for such failure, Contractor shall pay ComEd *** multiplied by the number of *** by which it failed to meet its *** to ComEd in immediately available funds within *** of written notice from ComEd. Contractor’s one-time payment of *** for each *** under this provision during the period described above shall be *** for Contractor’s failure to meet the ***. Notwithstanding the foregoing, Contractor shall not be obligated to *** under this Section 20.6.3 in the event ***.

ARTICLE 21

SUBCONTRACTUAL RELATIONS

21.1 Subcontractual Relations.

Subject to the terms of this Agreement, Contractor may utilize Subcontractors to perform portions of the Work.

21.2 Subcontracts.

Any portion of the Work to be performed for Contractor by a Subcontractor shall be performed pursuant to an appropriate written subcontract between Contractor and the Subcontractor (“Subcontract”). Contractor may employ Subcontractors in connection with Services performed at a ComEd Site only upon prior written approval by ComEd, which shall not be unreasonably withheld, conditioned or delayed. Such Subcontractors shall be bound by obligations of confidentiality at least as restrictive as those set forth herein and Contractor shall be solely responsible for the conduct or misconduct of such Subcontractors as if they were employees of Contractor. No Subcontract shall relieve Contractor of its obligations under the Contract Documents.

21.3 Contractor’s Payments to Subcontractors.

Contractor shall pay each Subcontractor promptly upon receipt of payment from ComEd or as provided in the Subcontract. ComEd has no obligation to pay Subcontractors or to ensure Contractor pays Subcontractors.

21.4 Disputes with Subcontractors.

Contractor shall inform ComEd of any material dispute arising between Contractor and any of its Subcontractors or between any Subcontractor and another Subcontractor that may cause a delay in the performance of Services. Contractor shall use its best efforts to avoid disputes regarding the Work and shall resolve such disputes as they arise. Contractor shall comply with Article 19 regarding any Subcontractor labor disputes.

21.5 Compliance with Laws.

Contractor shall cause any and all of its Subcontractors to comply with all applicable Laws in the performance of the Work hereunder.

ARTICLE 22

SAFETY, SECURITY AND ENVIRONMENTAL REQUIREMENTS;

COMPLIANCE WITH LAWS

22.1 Safety.

22.1.1

*** shall be responsible for safety with respect to Contractor’s Work at the Site and shall initiate and maintain an overall safety program for each Specific Project (the “*** Safety Program”). In order to protect persons and property from damage, injury, or loss, *** shall comply with, and cause all others performing any portion of the Work to comply with, all applicable Health and Safety Laws, or ComEd’s safety requirements, whichever is more stringent. *** shall review and monitor the safety programs of *** to confirm that such safety programs are consistent with *** Safety Program. *** shall not be in charge of, or in any way responsible for *** Safety Program. ***, of any material changes in *** Safety Program or if *** discovers any conflicts between ComEd’s and OSHA’s safety requirements. *** duties and responsibilities for ensuring safety and protection of the Work shall continue until such time as all the Work, including warranty Work after final payment, is completed.

22.1.2	*** shall take all reasonable precautions for the safety of, and shall provide all reasonable protection to prevent damage, injury, or loss to: ***

22.1.3

*** shall erect and maintain, as required by ex1stmg conditions and progress of the Work, all reasonable safeguards for safety and protection, including posting danger signs and other warnings against hazards and notifying owners and users of adjacent utilities.

22.1.4

*** shall designate a responsible member of its organization at each Site whose duty shall include efforts to enforce Contractor’s Safety Program. This person shall be *** Designated Representative unless otherwise designated ***.

22.1.5	*** shall notify *** and post appropriate signs when the Work is going to affect *** operations or employees.

22.2 Security and Environmental Compliance.

22.2.1	Contractor shall comply with ComEd’s regulations in effect at any time governing the admittance of Contractor’s employees to ComEd’s Site and their identification while there.
22.2.2

Contractor shall take precautions ***. Contractor shall comply with applicable Environmental Laws. Contractor shall be responsible for compliance with those requirements. Contractor shall be responsible for all fines or penalties assessed due to Contractor’s failure to comply with applicable Health and Safety Laws and Environmental Laws, ***. Each Party shall indemnify and hold the other and their respective successors and assigns harmless from any claim, liability, loss, or expense (including reasonable attorneys’ fees and court costs) resulting from the indemnifying Party’s failure (or that of its employees, agents, or Subcontractors) to comply with applicable Health and Safety Laws and Environmental Laws. ***.

22.3 Reports of Accidents.

Contractor shall report promptly to ComEd any accident or unusual occurrence during performance of the Work, including personal injury or death to any employee or ***. Reports of personal injury or death to any person shall be made *** to ComEd’s Designated Representative. Contractor shall *** to ComEd’s Designated Representative within *** after an accident. Upon discovery of the occurrence of any event that may constitute an emergency situation or an immediate endangerment to public health, welfare, or the environment, Contractor shall immediately verbally notify all parties required by Health and Safety Laws and Environmental Laws, including the National Response Center, and shall also immediately notify (but in any event no later than *** after discovery of the event) ComEd’s Designated Representative. In the event ComEd’s Designated Representative is unavailable, ***, Contractor shall provide *** to ComEd to be received no later than *** after the occurrence or discovery of the event. ***.

ARTICLE 23

WASTE MATERIALS ASSOCIATED WITH WORK

23.1 Disposal.

Contractor shall handle any waste materials generated in the performance of the Work in full compliance with all applicable Health and Safety Laws and Environmental Laws and all ComEd policies and procedures about which ComEd informs Contractor. Contractor will immediately discontinue use of any facility for the disposal of such waste if Contractor learns that such facility has lost its permitted status during the term of this Agreement. ComEd has the right to reject, for any reason, Contractor’s use of any particular disposal facility.

23.2 Recycling Material.

Upon ComEd’s request, Contractor shall inform ComEd’s Designated Representative of programs that Contractor provides for reusing and/or recycling Material, including waste from packaging and containers, used chemicals and equipment. ComEd, at its sole discretion, may direct Contractor to take back used material, packaging, and/or containers for reuse or recycling, in accordance with such Contractor’s program. Any cost adjustments associated with the reuse or recycling of Material shall be identified in the Purchase Order.

ARTICLE 24

DOCUMENTATION, PROPRIETARY INFORMATION AND WORK PRODUCT

24.1 ComEd Intellectual Property Rights.

As between ComEd and Contractor, all Intellectual Property Rights owned or controlled by ComEd prior to the Effective Date (“Pre-existing ComEd Intellectual Property Rights”) shall ***, including but not limited to those relating to any *** developed by *** or a *** or *** or *** from a *** outside the scope of this Agreement and provided ***. In addition, ComEd shall ***, ***, whether created alone by *** or jointly with others, including *** and the***. To the maximum extent permitted by law, the works of ComEd Intellectual Property created by *** as defined in the Copyright Act of 1976, 17 U.S.C. §§ 101, 201(b), and the copyrights therefore are owned ***. If at any time in the future any such works are deemed not to constitute “works made for hire,” Contractor hereby ***, and shall cause its *** or its *** to ***, ***, ***, ***, and ***, all of their ***, *** in and to the *** in such***, and in all *** and *** that may be secured under the laws now or hereafter in force and effect in the United States of America and in any other country or countries. ***, Contractor shall, and shall cause its agents or its subcontractors to, *** or take any actions *** to complete or evidence this *** and to enable the *** to otherwise protect, register, patent and record the ***. Contractor will *** all such *** or its *** or its ***. ***, ComEd shall be entitled to use the *** for the ***, *** and *** of services and products outside the scope of this Agreement. Contractor shall take no action knowing that it is likely to result in any lien or encumbrance on the ComEd Intellectual Property.

24.2 Ownership.

As between ComEd and Contractor, all Intellectual Property Rights owned or controlled by ComEd prior to the Effective Date (“Pre-existing ComEd Intellectual Property Rights”) shall ***, including but not limited to those relating to any technology developed by ComEd or a third party or acquired or licensed from a third party by ComEd outside the scope of this Agreement and provided to Contractor hereunder. In addition, ComEd shall own any changes, improvements or modifications to Pre-Existing ComEd Intellectual Property Rights, whether created alone by ComEd or jointly with others, including Contractor (together with the Pre-existing ComEd Intellectual Property Rights and the ComEd-Specific Work, the “ComEd Intellectual Property”). To the maximum extent permitted by law, the works of ComEd Intellectual Property created by Contractor, its agents or its subcontractors are “works made for hire” as defined in the Copyright Act of 1976, 17 U.S.C. §§ 101, 201(b), and the copyrights therefore are owned exclusively by ComEd or its nominee. If at any time in the future any such works are deemed not to constitute “works made for hire,” Contractor hereby assigns, and shall cause its agents or its subcontractors to assign, to ComEd, its successors, assigns, and nominees, all of their right, title and interest in and to the copyrights in such works, and in all renewals and extensions of copyright that may be secured under the laws now or hereafter in force and effect in the United States of America and in any other country or countries. At ComEd’s expense, Contractor shall, and shall cause its agents or its subcontractors to, execute all documents or take any actions reasonably necessary to complete or evidence this assignment and to enable the ComEd or its nominee to otherwise protect, register, patent and record the ComEd Intellectual Property created by Contractor or its agents or Subcontractors. Contractor will promptly and fully disclose to ComEd all such ComEd Intellectual Property created by Contractor or its agents or its subcontractors. Without limitation, ComEd shall be entitled to use the ComEd Intellectual Property for the development, manufacture and sale of services and products outside the scope of this Agreement. Contractor shall take no action knowing that it is likely to result in any lien or encumbrance on the ComEd Intellectual Property.

24.3 Derivative Works.

Ownership of the Intellectual Property Rights in any work product and any Derivative Works created by Contractor in performance of this Agreement will be allocated as follows:

24.3.1

ComEd will own the Intellectual Property Rights in any work product and any Derivative Works created by Contractor for ComEd under a Statement of Work that are (a) unique and specific to ComEd’s ***, including *** and ***, *** specific to ComEd’s network, interfaces to *** if not ***, and ComEd-specific *** and ComEd-specific ***; and (b) identified as *** as such in the Statement of Work ***.

24.3.2

Contractor shall also retain Ownership of any *** that it utilizes in *** or that it incorporates into ***. “Proprietary Technology” means any pre-existing or independently developed Intellectual Property Rights pertaining to Contractor’s business or profession, including but not limited to technology, information, innovations, designs, know-how, tool kits, architectures, best-practices information, data structures, software, methods, product evaluation data, drawings and works of authorship. Proprietary Technology will also include any extensions or modifications to the foregoing that are developed by Contractor during the term of this Agreement, provided however, that ***.

24.3.3

To the extent that Contractor retains any Intellectual Property Rights in a ***, Contractor hereby grants to ComEd a non exclusive, non-transferable, royalty-free license to use such retained rights in connection with its use of the ComEd-Specific Work.

24.3.4	Contractor will own all right, title and interest, including, without limitation, all Intellectual Property Rights in, *** and *** except those referred to in Section ***.
24.3.5	All ComEd content, including information concerning users, messages and other such data, is the property of ComEd.

24.4 Proprietary Markings.

ComEd agrees not to remove or destroy any proprietary, trademark or copyright markings or notices placed upon or contained within any Products or Documentation.

24.5 ComEd’s Use of Contractor Information.

ComEd shall obtain Contractor’s prior written consent (not to be unreasonably withheld, delayed or conditioned) to disclose or use Contractor proprietary or confidential information or documents relating to the Work, or maintenance and service work related to the Work, which are required by ComEd in order to permit ComEd to secure or maintain in effect any license or permit for a ComEd Site or facility for which the Work is intended from any Governmental Authority, or to use or obtain the full benefits of the Work. Contractor shall use reasonable efforts to cooperate with ComEd regarding such disclosure when required to secure licenses and permits.

24.6 Contractor Use of ComEd Information.

Except as may be required by Contractor for the performance of its obligations under this Agreement, ComEd is not obligated under the terms of this Agreement to provide Contractor with any information that ComEd considers proprietary. If ComEd transmits any information to Contractor that ComEd considers proprietary, such information is deemed Confidential Information in accordance with Article 25. Contractor shall use that proprietary information, and any other information that Contractor knows or has reason to know is proprietary or confidential to ComEd, exclusively in connection with the Work and shall not use, publish or otherwise disclose it to any third-party except in accordance with Article 25 (“Confidential Information”). Contractor shall not use, publish or otherwise reproduce any logo or brand of ComEd or use or represent any endorsement by ComEd without the prior written consent of ComEd.

24.7 Software License.

24.7.1

Subject to ComEd’s payment of license fees and compliance with the terms of this Section 24.7.1., Contractor grants to ComEd, *** if expressly specified in the applicable Statement of Work, *** license (other than in accordance with Section 27.9) to (a) use the Software to manage or operate that number of Licensed Devices for which ComEd has paid license fees, and (b) use the Documentation in connection with its use of the Software. ComEd may make the number of copies reasonably needed by ComEd for inactive back-up or archival purposes. ComEd may make copies of the Documentation reasonably needed for the purpose of exercising ComEd’s rights under this Agreement.

24.7.2

The Software, including its operation, code, architecture and implementation, is the valuable intellectual property of Contractor. Nothing in the Agreement or this Exhibit gives ComEd any Intellectual Property Rights in the Software. ComEd agrees not to: (a) except as set forth in Section *** or *** the Software; (b) ***, ***, *** the Software or the Documentation to ***; (c) allow *** to the Software by *** other than ***, other than with ***, which shall not ***; (d) use the Software to provide ***, or otherwise use the Software on a *** basis; (e) *** or otherwise *** the Software to ***; or (f) *** from any *** on the Software.

24.7.3

If this license is acquired under a U.S. government contract, ComEd acknowledges that the Software and associated documentation are “Commercial Computer Software” as that term is defined in 48 C.F.R. 12.212 of the Federal Acquisition Regulations (FAR) and in 48 C.F.R. 227.7014(a)(i) of the Department of Defense Federal Acquisition Regulations Supplement (DFARS) and are provided with only the commercial rights and subject to the restrictions described in this Exhibit.

ARTICLE 25

CONFIDENTIAL INFORMATION

25.1 Definition.

The term “Confidential Infonnation” shall mean any confidential, trade secret or other proprietary information disclosed by one Party (“Disclosing Party”) to the other Party (“Receiving Party”) under this Agreement. Confidential Information may include information belonging to the Disclosing Party or information entrusted to the Disclosing Party by a third party under obligations of confidentiality. Neither Party shall disclose such third party information to the other Party hereunder unless it is lawfully entitled to do so. To be subject to this Article 25, such information must be (a) designated with the legend “Confidential” or a comparable legend in case of disclosure in written, graphic, machine readable or other tangible form, (b) designated orally as “Confidential” at the time of disclosure in case of disclosure in oral, demonstrative or other non-tangible form, (c) ComEd Data, (d) this Agreement (and all amendments thereto) and all of its terms and conditions, including pricing, or (e) understood by a reasonable person to be confidential at the time of disclosure. Confidential Information shall include information or enhancements that relate to past, present, and future research, development, and business activities of a Party, including inventions, discoveries, formulas, processes, devices, methods, compositions, compilations, system plans, flow charts, source codes, algorithms, procedures, data, employee and customer information, and other proprietary information of a Party.

25.2 Exclusions.

Confidential Information shall not include:

25.2.1

Information lawfully known to Receiving Party or independently developed without reference to Disclosing Party’s Confidential Information prior to the performance of such Work other than through other work with or for the Disclosing Party; or

25.2.2

Information that is publicly disclosed through no act of Receiving Party, Subcontractors or any of their respective employees, either prior or subsequent to Disclosing Party’s disclosures of such information to Receiving Party.

25.3 Receiving Party’s Obligations.

During the term of this Agreement and thereafter, except as a Disclosing Party may otherwise authorize in writing in advance, each Receiving Party shall use the other Party’s Confidential Information only to fulfill its commitments and exercise its rights under this Agreement. Each Receiving Party agrees not to disclose any Confidential Information of the other Party to anyone other than those employees, agents, contractors or Subcontractors of the Receiving Party who need to know such Confidential Information for the purposes of this Agreement and who have entered into binding written obligations of confidentiality substantially similar to the obligations set forth herein. Upon reasonable request by the Disclosing Party, the receiving Party will provide copies of the confidentiality agreements entered into with its employees, agents or contractors. Each Receiving Party shall treat all Confidential Information of the Disclosing Party with the degree of care it accords to its own Confidential Information, but not less than reasonable care. Neither Receiving Party shall reverse engineer, disassemble or decompile any prototypes, firmware, software or other tangible objects which embody the other Party’s Confidential Information. Each Receiving Party will notify and cooperate with the other Party in enforcing the Disclosing Party’s rights if such Receiving Party becomes aware of a threatened or actual violation of the confidentiality requirements of this Section. Upon completion of Work pursuant to this Agreement, except as otherwise provided in this Agreement, a Receiving Party shall return any and all tangible embodiments of Confidential Information to the Disclosing Party promptly following the request of the Disclosing Party.

25.4 Disclosure Pursuant to Court Order.

Notwithstanding the foregoing, Receiving Party may disclose Confidential Information to the extent that disclosure is required by a Governmental Authority of competent jurisdiction, or by any entity that regulates ComEd (whether or not a Governmental Authority) provided that Receiving Party shall provide notice to Disclosing Party of the request for such disclosure promptly upon receiving it and that Receiving Party shall fully cooperate with Disclosing Party in any effort by Disclosing Party to secure a protective order against such disclosure.

25.5 Irreparable Harm.

Receiving Party acknowledges that the breach of any of the covenants contained in this Article 25 will result in irreparable harm and continuing damages to Disclosing Party and Disclosing Party’s business, and that Disclosing Party’s remedy at law for any such breach or threatened breach would be inadequate. Accordingly, in addition to such remedies as may be available to Disclosing Party at law or in equity in the event of any such breach, Disclosing Party may seek, subject to the venue requirements of Section 27.10, the issuance of an injunction (both preliminary and permanent), without bond or necessity of proving monetary or quantifiable damages, enJommg and restricting the breach or threatened breach of any such covenant, including an injunction restraining the Receiving Party from disclosing, in whole or in part, any Confidential Information. Receiving Party shall pay all of Disclosing Party’s costs and expenses, including reasonable attorneys’ fees and accountants’ fees, incurred in enforcing such covenants.

25.6 Data Privacy.

In carrying out its activities under the Agreement, each Party will observe and comply with all applicable data privacy and data protection laws and regulations, including consumer privacy laws. In addition, when accessing or handling any ComEd Data that contains Personal Identifying Information, Contractor will comply with all reasonable policies of ComEd that have been disclosed to Contractor in writing relating to the use and disclosure of such information. Contractor will immediately notify ComEd if Contractor becomes aware of any use or disclosure of ComEd Data that is not permitted by the Agreement. Contractor may not use or disclose ComEd Data for any purpose other than to provide the Products or render the Services, without the written consent of ComEd. Contractor shall not collect or maintain such ComEd Data except to the extent necessary to perform its obligations under this Agreement. To the extent that Contractor utilizes aggregated data from the end users, it shall not be presented in any way that could reasonably be used to determine specific information about end users or their use of any ComEd services.

25.7 Safeguarding Personal Identifying Information.

As used herein, the term “Personal Identifying Information” means any name or number that may be used, alone or in conjunction with any other information, to identify a specific person, including any: (1) name, social security number, date of birth, official State or government issued driver’s license or identification number, alien registration number, government passport number, employer or taxpayer identification number; (2) unique biometric data, such as fingerprint, voice print, retina or iris image, or other unique physical representation; (3) unique electronic identification number, address, or routing code; or (4) telecommunication identifying information or access device. Contractor will utilize security mechanisms reasonably calculated to protect the confidentiality and integrity of Personal Identifying Information including, without limitation, the use of passwords, encryption technology, access control mechanisms and firewalls. In addition, Contractor shall:

(a) hold any and all Personal Identifying Information it obtains in connection with this Agreement in strictest confidence and use and permit use of this Personal Identifying Information solely for the purposes of this Agreement;

(b) disclose or provide access to Personal Identifying Information only to employees, subcontractors, vendors, service providers, employees, agents and any other third parties (“Contractor’s Representatives”) who have a need to have access to such information in order to provide Services hereunder and only to the extent reasonably necessary to carry out Contractor’s obligations hereunder;

(c) have, and in the future maintain in effect and enforce, rules and policies to protect against access to or use or disclosure of Personal Identifying Information other than in accordance with this Agreement, including without limitation agreements with Contractor’s Representatives to whom Personal Identifying Information is disclosed to ensure that Contractor’s Representatives protect the confidentiality of Personal Identifying Information;

(d) have, and in the future maintain in effect and enforce, commercially reasonable and appropriate physical, procedural, administrative and electronic security measures to protect Personal Identifying Information, including encryption, which comply with all applicable legal requirements and are consistent with industry practice and standards; and

(e) remain responsible for any breach of the obligations set forth in this Section 25.7 and any violation of any applicable privacy laws by Contractor’s Representatives to the same extent as if Contractor caused such breach or violation.

25.8 Security of Data.

All Personal Identifying Information and ComEd Data that is collected, stored or otherwise maintained by Contractor pursuant to this Agreement shall be maintained in a secure environment that is consistent with the practices then standard in the industry. Contractor shall, if requested by ComEd, permit ComEd or a mutually agreed upon third party to perform, at ComEd’s expense and only after signing a confidentiality agreement with Contractor, data security audits prior to Launch of the first Optimization Area and once each year (more often if issues or problems are uncovered during any security audit) during the term, upon thirty (30) calendar days advance written notice by ComEd. Contractor shall provide assistance reasonably requested by ComEd or such third party in the performance of such audit. Any Personal Identifying Information or ComEd Data that is collected or obtained by Contractor must be stored and transmitted in encrypted or otherwise secure form, to be described in greater detail in the Specifications. In the event of a breach of security of any system, website, database, equipment or storage medium or facility that results in unauthorized access to Personal Identifying Information or ComEd Data by any third party (including any employee or subcontractor of Contractor that is not authorized to access such information), Contractor shall notify ComEd immediately and make best efforts to re-secure its systems immediately. If directed to do so by ComEd, Contractor shall assist ComEd in whatever way ComEd may request in notifying any consumers whose Personal Identifying Information may have been breached or otherwise put at risk. In no event shall any message or communication, whether by mail, email or ComEd support scripts, regarding data security, go to consumers without the review and approval of ComEd; provided that Contractor shall issue such communications as ComEd may direct, provided such communications are reasonably acceptable to Contractor. In the event that Contractor becomes aware of a reasonable likelihood of a breach of, or imminent threat to the security measures of the System or Software, Contractor shall provide immediate written notice to ComEd detailing the threat or breach and efforts to remediate such threat or breach. Contractor shall keep ComEd apprised of all efforts to eliminate or mitigate all such security risks.

25.9 Remote Access.

To the extent that Contractor is authorized to gain remote access to ComEd’s networks or equipment for purposes of performing its obligations hereunder, Contractor shall ensure that (a) such access is restricted to authorized employees or other authorized Contractor personnel; (b) upon request, it provides ComEd with a list of all such authorized employees; (c) such remote access is used solely for purposes of fulfilling Contractor’s obligations under this Agreement; (d) such remote access is obtained through a secure connection; and (e) Contractor uses such remote access capability only to access equipment or software that is directly involved in Contractor’s performance of its obligations hereunder and does not access any other ComEd or third party systems, databases, equipment or software. Upon ComEd’s request and upon reasonable prior notice to Contractor, Contractor will provide or permit periodic security audits, at ComEd’s expense, of its access system and methods and will change authentication elements periodically to maintain the integrity and security of Contractor’s access. Contractor shall provide assistance reasonably requested by ComEd in the performance of such audit.

25.10 No Commingled Data.

ComEd acknowledges that ComEd’s Data may reside on shared Servers, provided, however, that ComEd’s Data and other information stored on the Servers shall not be commingled with the data of any other customer of Contractor. Contractor shall ensure that ComEd’s Data and systems are not accessible to unauthorized third parties and shall immediately report any breaches of security regarding ComEd’s Data to ComEd

ARTICLE 26

DISPUTE RESOLUTION

26.1 Step Negotiations.

The Parties shall attempt in good faith to resolve all disputes under the Contract Documents (“Disputes”) promptly by negotiation as follows. Any Party may give the other Party written notice of any Dispute not resolved in the normal course of business. The project team member(s) will first strive to work out the problem internally. If the project team cannot resolve the dispute within *** Business Days, Contractor’s Designated Representative and ComEd’s Designated Representative will meet to resolve the problem. If Contractor’s Designated Representative and ComEd’s Designated Representative cannot resolve the dispute *** Business Days after being escalated the managers, executives of both Parties shall meet at a mutually acceptable time and place within *** calendar days after delivery of such notice, and thereafter as often as they reasonably deem necessary, to exchange relevant information and to attempt to resolve the Dispute. If the matter has not been resolved within *** calendar days from the refenal of the Dispute to senior executives or if no meeting of senior executives has taken place within fifteen (15) calendar days after such referral, either Party may initiate such legal action as it deems appropriate. If a negotiator intends to be accompanied at a meeting by an attorney, the other negotiator shall be given at least *** Business Days’ notice of such intention and may also be accompanied by an attorney. All negotiations pursuant to this Section 26.1 ate confidential and protected from subsequent testimonial disclosures, and shall be treated as compromise and settlement negotiations for purposes of the Federal Rules of Evidence and state rules of evidence.

26.2 Work to Continue.

In the case of any Dispute, Contractor shall continue to perform the Work unrelated to the dispute pending final determination of the Dispute, and ComEd shall continue to make payments to Contractor in accordance with the Agreement for those portions of the Work completed that are not the subject of Dispute.

ARTICLE 27

MISCELLANEOUS

27.1 Terms and Conditions.

All Material and Services shall be delivered or performed in accordance with the Contract Documents.

27.2 Complete Agreement.

This Agreement, together with the attached Exhibit(s) and Schedule(s), the Purchase Order(s) or similar writings issued by ComEd to Contractor relating to this Agreement, any other specifications, drawings, or other documents specifically referenced in any of the foregoing sets forth the entire understanding of the Parties, and supersedes any and all prior agreements, anangements, or understandings, relating to the subject matter hereof. This Agreement shall cover all Services and Products provided pursuant to the EBC Agreement and all rights and obligations applicable to Services and Products hereunder shall apply to Services and Products provided thereunder, provided, however, that (i) for the purposes of calculating the warranty period applicable to such EBC Agreement Products and Services Launch shall be deemed to be the ***, except for the warranty applicable to *** under the EBC Agreement, which shall remain in effect for those *** purchased prior to the *** and (ii) the limitation of liability in the EBC Agreement shall apply to Materials and Services provided prior to the *** to the extent the liability arose prior to the *** and relates *** to such Materials and Services. For the avoidance of doubt, pricing under this Agreement shall not apply retroactively to Products and Services purchased prior to the Effective Date.

27.3 Notices.

Any notice pertaining to the Work performed or a Purchase Order shall be in writing (unless in an emergency and then promptly thereafter in writing) and sent via facsimile transmittal, registered or certified mail (postage prepaid), or by commercial overnight courier, to ComEd’s Designated Representative or Contractor’s Designated Representative as appropriate, at their respective addresses appearing in the Purchase Order, or if no Purchase Order has been issued, to the Party designated in this Agreement. Notices shall be effective only when received.

27.4 Captions.

Captions used herein and in the attached Exhibit(s) and Schedule(s) and the other Contract Documents, are for the convenience of the Parties and shall not be used in construing the meaning of this Agreement.

27.5 Binding Effect; Execution; Counterparts.

The execution, delivery and performance by the Parties of this Agreement and the transactions contemplated hereby have been duly authorized by all necessary corporate actions of the Parties. This Agreement shall not be binding or effective until properly executed by each of the Parties. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which shall constitute one and the same Agreement, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such fully executed counterpart.

27.6 Survivability.

The provisions of the Contract Documents, and rights and obligations therein and in this Agreement, including with respect to indemnification, limits of liability, intellectual property and confidentiality, shall survive expiration (by performance) or termination of this Agreement or a Purchase Order and shall survive indefinitely, except to the extent that such provision by its express terms ends sooner.

27.7 No Third-Party Beneficiaries.

No provision of this Agreement is intended or shall be construed to be for the benefit of any third-party (other than ComEd Parties in connection with Contractor’s indemnification obligations hereunder).

27.8 Publicity.

With the sole exception of publication of such information within Contractor’s corporate entity and subject to the Confidentiality provisions of this Agreement, Contractor shall not refer to ComEd or any company affiliated with ComEd in any advertising or other publication in connection with Work performed by Contractor, without the prior written approval of ComEd; provided, however, that Contractor may use ComEd’s name and logo in its list of customers that is publicly disseminated. Subject to the immediately preceding sentence, Contractor shall not, either directly or indirectly, publish or disclose any photographs, images, logos, copyrighted or trademark protected information of ComEd or its subsidiaries; or use such information for the benefit of itself or any other person without the prior written consent of ComEd.

27.9 Assignment.

Subject to the provisions of this Agreement, neither Party shall assign its interest (including any interest in or claim to monies owed) in this Agreement or a Purchase Order, or delegate any obligation under this Agreement or a Purchase Order, without the prior written consent of the other Party, not to be unreasonably withheld, delayed or conditioned. Notwithstanding the foregoing, either Party may assign this Agreement without such consent in connection with a merger, acquisition, corporate reorganization or sale of all or substantially all of its relevant assets, provided the assignee agrees to be bound by the terms and conditions of this Agreement. Any attempted assignment or delegation by either Party shall be wholly void and totally ineffective for all purposes. No delegation of obligations of performance made by Contractor with the consent of ComEd shall relieve Contractor of any of its obligations under this Agreement.

27.10 Choice of Law; Venue; Interpretation; Severability.

This Agreement shall be construed and interpreted, without giving effect to principles of conflict of law, in accordance with the laws of the State of Illinois. The venue for any claim arising under this Agreement shall be the federal and state courts located in the county of the defendant’s principal place of business. The Parties disclaim the United Nations Convention on Contracts for the International Sale of Goods and the Uniform Computer Information Transactions Act (“UCITA”). The provisions of this Agreement, as it relates to that Specific Project, shall be interpreted where possible in a manner to sustain their legality and enforceability. The unenforceability of any provision of this Agreement in a specific situation shall not affect the enforceability of that provision in another situation or the remaining provisions of this Agreement. Unless the context of the Contract Documents clearly requires otherwise, (i) “including” and “include” have the inclusive meaning frequently identified with the phrase “but not limited to” and (ii) references to the plural include the singular, the singular the plural, the part, the whole.

27.11 Amendments.

The terms of this Agreement may be modified only by a written amendment. An amendment is a written document signed by an authorized representative of each Party, which authorizes a change in this Agreement. No purported oral modification, waiver, or rescission of this Agreement by an employee or agent of ComEd shall operate as a modification, waiver, or rescission of any of the provisions of this Agreement. No course of prior dealing, usage of trade and course of performance shall be used to modify, supplement, or explain any terms of this Agreement. No waiver of any provision of this Agreement shall be binding on a Party unless set forth in a writing signed by an authorized agent of such Party. No Affiliate shall be bound by an amendment executed by any other Affiliate.

27.12 Bankruptcy or Insolvency.

Contractor shall promptly notify ComEd in writing of the filing of any voluntary or involuntary petition for bankruptcy and/or of any insolvency of Contractor or any of its Subcontractors. No Purchase Order shall be deemed an asset of Contractor.

27.13 Audit.

27.13.1

Purchase Orders, all payments received pursuant to such Purchase Orders, and Contractor’s Work and workplace area and related offices shall be subject to audit (no more than once annually) and inspection by ComEd or any of its authorized representatives acting on ComEd’s behalf upon reasonable written notice and at a location and time mutually agreeable to the Parties. Contractor shall comply with all reasonable requests by ComEd to make available books and records necessary to substantiate Contractor’s charges and invoices for reimbursement Contractor shall also use reasonable efforts include in all Subcontracts issued in conjunction with any Purchase Order the right of Contractor to audit the records of the Subcontractor. This Section 27.13 shall survive termination of the Purchase Orders for Specific Projects for a period of two (2) years, or the warranty period, whichever is longer. Additionally, an audit may be conducted on any other records, such as environmental, safety, security or such other records as are necessary to ensure compliance with the Contract Documents. Upon reasonable written notice, ComEd shall also have the right to inspect SSN facilities to ensure compliance with SSN’s safety and security obligations under this Agreement.

27.13.2

At Contractor’s written request, not more frequently than twice annually, ComEd shall furnish Contractor with a signed letter verifying that the Software is being used pursuant to the provisions of this Agreement, and identifying the number, type and location of Licensed Devices being managed by ComEd and ComEd Affiliates using the Software. ComEd may use the reporting feature of the Software for this purpose. Contractor shall have the right, at its sole cost and expense, to have an independent auditor, during normal business hours and not more frequently than annually, conduct an audit of the appropriate records of ComEd and ComEd Affiliates to verify the number of Licensed Devices being managed by ComEd using the Software and otherwise to confirm ComEd’s compliance with license restrictions and Fee obligations in this Agreement. If any additional fees are found to be owing, such fees shall be payable within *** calendar days ***. If the deficiency in fees paid by ComEd is greater than *** percent (***%) of the total fees payable during the period covered by the audit, ComEd will reimburse Contractor for the reasonable cost of the audit, in addition to the deficiency.

27.13.3

Contractor’s UIQ Software solution provides a variety of authentication and transactional data and logs, which may provide automated controls over ComEd’s processing and reporting of financial transactions that may impact ComEd’s internal control environment. Contractor represents to ComEd that it is currently developing its disclosure controls and processes so that it would be “SOX” ready should Contractor choose to go public. Prior to being subject to the requirements of Section 404, Contractor acknowledges that it would be obligated to disclose, in its publicly-filed reports with the SEC, any material control deficiencies identified by management. Until that time, Contractor will support ComEd by sharing information about the nature and extent of its internal controls and processes.

27.14 Non-Waiver.

The failure of a Party to insist upon strict performance by the other Party or a Party’s failure or delay in exercising any rights or remedies provided in this Agreement or by law shall not be deemed or construed as a waiver of any claims. No waiver by a Party of a breach of any provision of this Agreement shall constitute or be construed as a waiver of any other breach or of that provision. No payment or certificate, final or otherwise, nor the acceptance of any design, shall be construed as (a) an acceptance of defective Work, (b) relieving Contractor of its obligations to make good any defects or consequences for which Contractor may be responsible, or (c) a waiver of any obligations of Contractor under this Agreement.

27.15 Cumulative Remedies.

Each of a Party’s rights and remedies under this Agreement shall be cumulative and additional to any other or further rights or remedies provided in law or equity or otherwise. Each Party shall specifically retain all rights of legal action in tort under this Agreement on all issues relating to contribution, insurance coverage, and contractual indemnity.

27.16 Nondiscrimination and Affirmative Action.

Contractor shall, unless exempt, comply with the federal regulations pertaining to nondiscrimination and affirmative action (generally part 60-1 of Title 41 of the Code of Federal Regulations), including the following: (a) Affirmative Action Compliance Program (41 CFR 60-1.40); (b) Affirmative Action-Disabled Veterans and Veterans of the Vietnam Era (41 CFR 60-250.4); (c) Affirmative Action - Handicapped Workers (41 CFR 60-741.4); (d) Equal Opportunity (41 CFR 60-1.4); (e) Employer Information Report SF-100, annual filing (41 CFR 60-1.7); (f) Fair Labor Standards Act of 1938, as amended; (g) Prohibition of Segregated Facilities (41 CFR 60-1.8); (h) Small Business Concerns, Small Disadvantaged Business Concerns, and Women Owned Business Concerns (48 CFR Chapter 1, Subpart 19.7); and (i) union-related posting and contract clause requirements under Executive Order

13201 (29 CPR, part 470). Contractor shall also comply, unless exempt, with any applicable state laws pertaining to nondiscrimination and affirmative action.

27.17 Diversity Supplier Spend.

ComEd is actively committed to supporting Diversity Suppliers as defined in ComEd Procedure No. SM-AC-4001, as amended from time to time. In support of ComEd’s commitment, Contractor will make commercially reasonable efforts to make expenditures with Diversity Suppliers as set forth in a Purchase Order or other writing from ComEd to Contractor. Without limitation of the foregoing, Contractor shall *** percent (***%) of the amounts payable under this Agreement with Diversity Suppliers prior to Launch and shall use commercially reasonable efforts to subcontract *** percent (***%) of the amounts payable under this Agreement with Diversity Suppliers by Final Acceptance of the System. ***. If requested by ComEd in writing, Contractor shall report its expenditures with Diversity Suppliers on a monthly basis unless another period is negotiated by the Parties and set forth in the Purchase Order. Contractor shall provide this reporting information by completing the “2nd Tier Diversity Reporting Web form” located on ComEd’s Supplier Diversity Website http://www.exeloncorp.cornlsupply/ eed/tier2_report/tier2_report.shtml. Contractor can obtain a user-id and password for the 2nd Tier Diversity Reporting Website by contacting the Supplier Diversity Office at 215-841-5746. All submitted Diversity Suppliers must be supported by evidence of certification and ComEd’s 2nd Tier Direct/Indirect Profile Form for consideration as 2nd Tier Diversity participation. ComEd recognizes a number of organizational certifications, including the following: Chicago Minority Business Development Council (MBE); Woman’s Business Development Center (WBE); Illinois Department of Transportation (MBE/WBE); City of Chicago (MBE/WBE); WMBE Clearinghouse (MBE/WBE); Minority Supplier Development Council of PA, NJ and DE; Women’s Business Enterprise Council of PA, NJ and DE; Minority Business Enterprise Council - City of Philadelphia; Bureau of Contract Administration and Business Development - Commonwealth of Pennsylvania.

27.18 Compliance with Law; Contractor Compliance Requirements.

27.18.1	Each Party shall perform its obligations under this Agreement in compliance with all applicable laws.
27.18.2

Contractor shall, in concert with its other obligations in this Agreement, and only as applicable to the products and services provided by Contractor and to Contractor under this Agreement, comply to the extent required by law with the following laws and federal regulations (generally, within 10 CFR Part 600 and Appendix B to Subpart D thereto), as hereinafter described but not limited by reference or non-reference herein:

(a) Provisions permitting access of DOE, the Inspector General, the Comptroller General of the United States, or any of their duly authorized representatives, to any books, documents, papers, and records of the Contractor that are directly pertinent to a specific program, for the purpose of making audits, examinations, excerpts, transcriptions, and copies of such documents.

(b) Equal Employment Opportunity: Provision requiring compliance with E.O. 11246 (3 CFR, 1964-1965 Comp., p. 339), “Equal Employment Opportunity,” as amended by E.O. 11375 (3 CFR, 1966-1970 Comp., p. 684), “Amending Executive Order 11246 Relating to Equal Employment Opportunity,” and as supplemented by regulations at 41 CFR chapter 60, “Office of Federal Contract Compliance Programs, Equal Employment Opportunity, Department of Labor.”

(c) Copeland “Anti-Kickback” Act (18 U.S.C. 874 and 40 U.S.C. 276c): Provision for compliance with the Copeland “Anti-Kickback” Act (18 U.S.C. 874), as supplemented by Department of Labor regulations (29 CFR part 3, “Contractors and Subcontractors on Public Building or Public Work Financed in Whole or in Part by Loans or Grants from the United States”).

(d) Clean Air Act (42 U.S.C. 7401 et seq.) and the Federal Water Pollution Control Act (33 U.S.C. 1251 et seq.): Provision that requires the recipient to agree to comply with all applicable standards, orders or regulations issued pursuant to the Clean Air Act (41 U.S.C. 7401 et seq.) and the Federal Water Pollution control act as amended (33 U.S.C. 1251 et seq.).

27.19 Due Authorization.

Each Party hereby represents and warrants to the other Party that the individual executing this Agreement on behalf of such Party is duly authorized to execute this Agreement on behalf of such Party and to bind such Party hereby. Each Party further represents and warrants to the other Party that this Agreement is a valid and binding obligation of such Party and enforceable against such Party in accordance with its terms. ComEd represents and warrants that it has the authority to bind Affiliates to the terms of this Agreement.

ARTICLE 28

ESCROW

28.1 Escrow Deposit.

Contractor has deposited a copy of the current version of the Software source code (“Source Code”) and relevant documentation for the Software in escrow with NCC Group, Inc. (“Escrow Agent”) in accordance with the Escrow Agreement substantially in the form set forth on Exhibit J. Contractor will update the escrow with the source code and relevant documentation for Major and Minor Releases as soon as reasonably possible, ***.

28.2 Release Conditions.

Provided that ComEd is not in material breach of this Agreement and has paid all applicable license Fees, ComEd shall have the right to obtain from the Escrow Agent one copy of all Source Code and documentation in escrow upon the occurrence of any of the following events:

(a) a receiver, trustee, or similar officer is appointed for the business or property of Contractor;

(b) Contractor files a petition in bankruptcy, files a petition seeking any reorganization ***, makes an arrangement, composition, or similar relief under any law regarding insolvency or relief for debtors, or makes an assignment for the benefit of creditors;

(c) any involuntary petition or proceeding under bankruptcy or insolvency laws is instituted against Contractor and not stayed, enjoined, or discharged within sixty (60) calendar days;

(d) Contractor ceases to do business other than pursuant to a merger, consolidation or sale of assets pursuant to which this Agreement is assigned or transferred;

(e) Contractor takes any corporate action authorizing any of the foregoing;

(f) any similar or analogous proceedings or event to those above occurs in respect of Contractor within any jurisdiction outside the USA; or

(g) ComEd *** that Contractor has *** for a period of at *** calendar days, ComEd gives ***, and Contractor ***.

28.3 Treatment of Source Code upon Release from Escrow.

28.3.1

Effective upon the occurrence of an event resulting in the release of the Source Code from escrow, Contractor hereby grants a non-transferable, non-exclusive, irrevocable license to use, modify and create Derivative Works of the Source Code subject to the terms of the Software license granted to ComEd under this Agreement. If ComEd becomes entitled to a release of the Source Code from escrow, ComEd may thereafter correct, modify, update and enhance the Software for ComEd’s own use, subject to the terms of the Software license granted to ComEd under this Agreement. All Derivative Works created by or for ComEd under this provision shall be owned by Contractor and licensed exclusively to ComEd under the terms of this Agreement, except as otherwise provided in Section 24.2. ComEd shall execute such documents and take such steps as are reasonably requested by Contractor to perfect Contractor’s Ownership of the Intellectual Property Rights in such Derivative Works.

28.3.2

ComEd shall keep the Source Code confidential and use it solely for the purposes set forth in this Agreement. ComEd shall restrict access to the Source Code to those employees and independent contractors of ComEd who have agreed in writing to be bound by confidentiality and use obligations consistent with those set forth herein, and who have a need to access the Source Code to catTY out their duties or provide services for ComEd. Promptly upon Contractor’s request, ComEd shall provide Contract with the names of all individuals who have accessed the Source Code. Contractor shall take all reasonable actions required to recover any Source Code in the event of loss or misappropriation, or to otherwise prevent their unauthorized disclosure or use.

28.3.3

If, after ComEd requests possession of the Source Code following the occurrence of any event requiring release of the Source Code, Contractor disputes whether such event has occurred, ComEd may immediately initiate any legal action it deems necessary in response to such dispute.

28.3.4

If an event occurs requiring release of the Source Code and ComEd does not receive the Source Code from the Escrow Agent, Contractor shall promptly provide the Source Code and related documentation to ComEd.

ARTICLE 29

COMED OPERATIONAL RESPONSIBILITIES

29.1 Operational Responsibilities. Set forth below is a list of the ComEd Responsibilities. These ComEd Responsibilities are in addition to any other ComEd responsibilities or duties that are expressly set forth this Agreement. ComEd shall:

(a) follow the directions set forth in this Agreement or any applicable Statement of Work regarding location, configuration, orientation and power of Equipment.

(b) cause its other contractors to cooperate with Contractor so as not to impede Contractor in the timely performance of its obligations;

(c) make office space, furnishings, telephones, and network connectivity available to such of Contractor’s personnel who are required to perform Services at the ComEd Premises throughout the period required for the performance of the Services and maintain such space at no charge to Contractor. All such resources are to be used exclusively for the performance of Contractor’s duties to ComEd.

(d) provide reasonable access to ComEd’s facilities during working hours to be reasonably requested by Contractor and for which Contractor will provide ComEd with projections for the number of personnel and, upon reasonable advance notice to ComEd, at all other times. Subject to ComEd’s policies, necessary remote access to ComEd facilities shall be permitted on a twenty four hour, seven days a week basis;

(e) participate in the conduct of training sessions;

(f) timely participate in meetings and make its personnel readily available for such meetings;

(g) approve or (where justified hereunder) reject deliverables and reports provided to ComEd by Contractor within a reasonable period of time after receipt no late than the periods set forth in this Agreement or any applicable Statement of Work; and

(h) promptly provide Contractor with information regarding ComEd that is readily available to ComEd and reasonably required for the performance of the Services.

29.2 Effect of Failure to Perform. To the extent that ComEd fails to perform the ComEd Responsibilities as, and when required pursuant to the terms hereof, or any assumptions expressly included therein become untrue, other than as a result of Contractor’s breach or misconduct, ComEd acknowledges that such failure may adversely effect Contractor’s ability to perform the Contractor services in accordance with the terms hereof and may result in an Excusable Delay. In no event shall any failure to perform a ComEd Responsibility be deemed to constitute and Excusable Delay and excuse or serve as a basis for any failure or delay of Contractor’s performance unless and until: (i) ComEd fails to perform such ComEd Responsibility or any material inaccuracy in any assumption expressly stated therein becomes untrue, other than as a result of Contractor’s breach or misconduct, and such failure or material inaccuracy is the direct cause of Contractor’s delay or inability to perform; and (ii) ComEd fails to perform or correct such ComEd Responsibility after Contractor has provided reasonable written notice to ComEd describing such unperformed ComEd Responsibility and the impact of such failure on Contractor’s performance. Contractor acknowledges and agrees that ComEd’s Responsibility are not intended as contractual duties or obligations of ComEd, but rather as conditions precedent to the duties and obligations of Contractor directly affected by such ComEd Responsibilities. No failure by ComEd to perform any ComEd Responsibility shall constitute a breach of this Agreement; provided, however, that the provisions of this Section 29.2 shall not limit Contractor’s remedies in the case of ComEd’s breach of this Agreement.

29.3 Out of Scope Items.

Any special furnishings, other than basic office furnishings designated by ComEd, and supplies for the use of Contractor’s personnel are the exclusive responsibility of Contractor. The Contractor shall be responsible for furnishing its personnel with personal computers. ComEd will be responsible for reasonable telephone usage charges of Contractor personnel from ComEd’s telephones in the performance of Contractor’s duties to ComEd. Contractor will be responsible for all other telephone usage charges of Contractor personnel.

IN WITNESS WHEREOF, the Parties have caused their duly authorized representatives to sign this Agreement effective as of the date on the cover page.

Commonwealth Edison Company		Silver Spring Networks, Inc.

By:	/s/ Anne R. Pramaggiore	By:	/s/ Scott A. Lang

Anne R. Pramaggiore		Scott A. Lang
(Type or print name)		(Type or print name)

Title:	PRESIDENT & COO	Title:	CEO

Address for Notices issued pursuant to this Agreement or prior to the execution of a Purchase Order for a Specific Project		Address for Notices issued pursuant to this Agreement or prior to the execution of a Purchase Order for a Specific Project

440 S. LASALLE STREET		555 Broadway Ave
CHICAGO, IL 60605		Redwood City, CA 94063

Attn:	GENERAL COUNSEL	Attn: General Counsel

Exelon Business Services Company, LLC, solely as delegee of rights and benefits of Commonwealth Edison Company			***: /s/ ***
***

By:	/s/ M. Bridget Reidy

M. Bridget Reidy
(Type or print name)

Title:	SVP Chief Supply Officer

EXHIBIT A

COMED AFFILIATES

Exelon Business Services Company, LLC

Exelon Generation Company, LLC

Exelon Enterprises Company, LLC (and its subsidiaries)

PECO Energy Company

Commonwealth Edison Company

Exelon Transmission Company, LLC

Exelon Wind, LLC

A-1

EXHIBIT B

***

Contractor (referred to in this Exhibit as “Silver Spring”) is delivering a smart grid platform designed to ***. Both applications benefit from the secure, highly available mesh network that reaches Silver Spring-enabled devices within the grid. This Silver Spring Networks *** is a highly scalable and robust RF mesh consisting of Access Points, which provide the take-out points in ***, which act as take-out points for ***; Relays, which are repeater devices that extend the reach of the RF signal; and intelligent endpoints, such as eBridges that link third-party *** and *** that reside within third-party electric meters. ***.

In the ***, the Communications Module integrated into electric meters provides the networking capability for metering endpoints. The system is ***. In addition, Silver Spring’s solution provides the ability to *** the *** in order to ***.

Silver Spring devices run the company’s UtilOS firmware, which allows them to *** and *** and *** with ***. The firmware supports *** such as *** and ***, and ***, including encryption.

For the back-office, UtilityIQ is a purpose-built, enterprise-class suite of applications designed specifically to take advantage of the capabilities of the Silver Spring mesh network and includes ***.

Silver Spring’s DA solution is implemented as part of the Smart Energy Platform and inherits all of its reliability and manageability characteristics. The *** consists of hardware, software, and services. The Silver Spring *** is comprised of the Silver Spring ***, which provides standards-based, industrial RF connections for real-time, two-way communications between *** systems. *** provides *** and *** for *** on ***, and the *** supports multiple *** for *** and *** to an ***. In addition, the *** acts as a *** for the ***. The *** may be chosen to be *** in terms of***.

The Silver Spring *** software provides centralized life-cycle management of a Silver Spring-based ***. *** includes network provisioning as well as event, firmware, and security management, and it supports over the- air device configuration and firmware upgrades. *** to support ***, provides ***, and has an ***, ensuring that it can handle a *** and *** actively manages Silver Spring devices but it also understands the broader context of the RTUs connected to the Silver Spring network, including device relationships, the geographic/physical locations of all assets, their IP and DNP3 addresses, and the communications traffic flowing to and from ***.

EQUIPMENT

Access Point - an open standards-based gateway that provides advanced utility networking services, including addressing, routing/switching, health information, network time, security and encryption. The Access Point comes with an open standards-based, 902-928 MHz transceiver or NAN (Neighborhood Area Network) interface, and can be configured with a variety of backhaul options - 3G modems (with automatic fallback to 2G speed if necessary), satellite transceivers, or Ethernet 10/l00Mbps. Frequency ranges may be modified to comply with the specific country requirements. Power is provided to the unit by a photocell power/power tap adapter plug device, direct connection to 120/240 VAC secondary or transformer or through a standard 120 VAC cable and plug. The Access Point has an optional battery back-up power supply that enables it to support automated power outage reporting and restoration.

Battery Backup - a battery backup option that allows Access Points and Relays to operate during outages.  The ***, which will *** over the ***. *** operates the *** on a *** (i.e., the *** is defined as *** followed by ***.

Communications Module (also known as a “NIC”) - an open standards-based, 902-928 MHz transceiver that provides advanced two-way networking capabilities for a variety of residential, commercial and industrial electricity meters. NIC frequency ranges may be modified to comply with the specific country requirements.

NIC4XX with GPRS option - incorporates a GPRS modern option onto the standard NIC4XX along with the 900 MHz NAN and 2.4 GHz HAN radios, and seamlessly integrates into the UtilityIQ Suite.

Field Service Unit (FSU) - a 900 MHz FHSS radio that works with a laptop or handheld computer to provide field service personnel the ability to wirelessly interrogate Silver Spring’s radio communications devices. It is powered by a USB connection, operates in the Frequency Range of 902-928 MHz, and utilizes 83 hopping channels. Frequency ranges may be modified to comply with the specific country requirements.

eBridge Master - a communication device serving as the take-out point for the RF mesh network to the backhaul network. The eBridge Master is equipped with an Ethernet port and is typically installed at a substation with IP network backhaul. The eBridge Master also has a serial port if a substation RTU needs to be utilized and there is no IP backhaul available.

B-1

eBridge - a communications device to interface to a variety of third-party distribution automation devices. The eBridge uses Silver Spring’s open, IP-based 902-928 MHz mesh transceiver platform. Frequency ranges may be modified to comply with the specific country requirements. The Bridge supports serial and Ethernet inputs, DC power input and can support a variety of third-party antennas using an SMA connector. The eBridge supports IPv4 and IPv6, and comes preconfigured to support the popular DNP3 protocol. eBridges are sold as master or remote devices.

sBridge - a communications device to interface to a variety of third-party distribution automation devices. The sBridge uses Silver Spring’s open, IP-based 902-928 MHz mesh transceiver platform. Frequency ranges may be modified to comply with the specific country requirements. The sBridge supports two serial inputs, DC power input and can support a variety of third-party antennas using an SMA connector. The sBridge supports IPv4 and IPv6, and comes preconfigured to support the popular DNP3 protocol. The sBridge supports the remote function but not the master function.

*** - *** that *** out of *** such as***.

***,

Mounting Equipment - equipment for mounting Access Points and Battery Backups to a range of utility assets. Mounting Kits are offered in several formats, including:

•	Utility pole kits (wood/concrete)
•	Light pole /lamp arm kits
•	Wall kits
•	Pad-mounted enclosure kits

Relay - an open standards-based, 902-928 MHz networking relay that provides advanced forwarding capabilities and boosts the RF signal to extend network coverage. Frequency ranges may be modified to comply with the specific country requirements. The Relay is packaged in a standard form factor that can be installed on a variety of surfaces: pole mounted with streetlight power taps or wall mounted operating from a wide line voltage (120 VAC to 277 VAC), and as a pole-top device with an integrated photovoltaic switch.

SOFTWARE

*** - a web-based interactive application that utilizes meter interval data to provide feedback to utility customers about how much energy they are using, analyzes that usage and presents the analysis through a suite of interactive charts and web pages. *** can be customized with utility-specific rate structures to provide bill estimates and cost analysis. *** must be *** with the *** or other *** to *** on a *** and ***.

***.

*** - a central network management system that provides a real-time and historic view into the health and status of the Bridge communication network and its devices. *** provides the following network management capabilities:

•	Poll infrastructure devices for status, performance, and capacity metrics.
•	Ad-hoc reporting for any polled metric or device.
•	Troubleshoot a network device using interactive diagnostic tools
•	Periodic reporting of key capacity and performance metrics.
•	Monitor high level network status via a dashboard.
•	Centralized configuration management along with over-the-air configuration change and audit capabilities.
•	Historic retention of polled data.

*** - an open standards-based network operating system for utility information and control networks. *** provides a suite of utility networking services, including addressing, routing/switching, health, network time, security and encryption.

*** - a suite of applications for advanced metering, outage detection, voltage monitoring, demand response, and HAN communications management. The *** suite of applications includes the following:

UtilityIQ Advanced Metering Manager (AMM) - an advanced metering application that provides meter device lifecycle management, enabling the collection of advanced metering information. UtilityIQ AMM’s web-based interface allows utility operators to configure groups, schedules and exports across a variety of electric and gas devices enabling the collection, management and analysis of consumption, time of use, interval data, power quality measures and status logs.

2

*** - *** that manages the delivery, float, and activation of Firmware and provides image management, project management and alerts related to the Firmware update process.

UtilityIQ Network Element Manager (NEM) - a standalone software application that provides a real-time view into the health and status of the network and its devices and the following network management capabilities:

•	Poll infrastructure devices for status, performance, and capacity metrics.
•	Ad-hoc charting for any polled metric or device.
•	Periodic reporting of key capacity and performance metrics.
•	Alert on asynchronous network events and/or performance/capacity policy violations.
•	Monitor network events via filterable event list.
•	Monitor high level network and service status via a dashboard.
•	Troubleshoot any device via interactive diagnostics console.
•	Forward events to third-party “Manager of Managers”.

*** - an application for managing HAN devices, creating and managing demand response programs and providing analytics/reports about load shed and customer participation. *** is architected for Silver Spring’s mesh network. *** is also integrated with *** to provide energy usage and demand response program information to utility end customers.

*** - an enterprise software application for managing Home Area Network devices and enabling demand response signaling to end devices. HCM has been designed for efficient signaling over the Silver Spring AMI network.

*** - enables rapid identification of outages and supports restoration activities by correlating outage and restoration to connectivity patterns and providing a visual presentation of outage severity, location and restoration. *** also provides the ability to track and resolve events by time, type, and duration. Meter data logs can be leveraged for accurate outage/restoration accounting and reporting. ODS includes programmable event alerting, tracking, and reporting features.

*** - an add-on application that manages the configuration of register and interval recording on either the NIC or meter.

*** consists of *** and a *** that *** the ***.

***.

TOOLS

Bridge Configurator (formerly DARTER) - configures Bridges and performs basic troubleshooting, primarily in a ***. Several different *** scenarios and network configurations are supported by this tool.

Communications Tester (formerly CATT) - a software tool for testing and analyzing the NAN. Communications Tester typically runs on a laptop PC connected to a Field Service Unit (FSU) over a USB port. The software transmits messages through the FSU to network devices, receives messages from network devices through the FSU, and provides tools for logging and analyzing received messages. Field service personnel can use Communications Tester to perform a range of radio frequency tests and advanced metering or network management tasks, including on-demand electric meter reads, electric meter program detection, firmware updates, protocol analysis, security checks, and syslog analysis. It also provides tools necessary for survey, installation, field testing, and troubleshooting of network equipment.

Meter Communications Module Tester (formerly MANTIS) - a radio frequency software tool for testing electricity meters equipped with a NIC. The software runs on a Windows laptop or desktop computer connected to a FSU over a USB port. The software transmits messages through the FSU to NICs, receives messages from NICs through the FSU, and provides tools for logging and analyzing received messages. The testing software and the FSU can perform a range of radio frequency tests including on-demand meter reads and meter/NIC verification. The Electricity Communications Module Tester software is currently licensed pursuant to a separate license agreement.

***.

*** from *** such as *** and ***with *** as provided by a *** supports the *** of ***, as well as the  *** of the *** is capable of *** to support *** of ***.

3

EXHIBIT C

CERTIFICATE OF FINAL COMPLETION OR ACCEPTANCE

Pursuant to the Amended and Restated Services and Materials Agreement between Commonwealth Edison Company (“ComEd”) and Silver Spring Networks, Inc., entered into as of January 2012, ComEd hereby acknowledges that the [Software/Equipment/Services] listed in Attachment A to this Certificate of Final Completion or Acceptance was delivered to ComEd and accepted ComEd as of.

Commonwealth Edison Company

By:

[Print Name]
[Title]

C-1

EXHIBIT D

[Reserved]

D-1

EXHIBIT E

THIRD PARTY PERSONNEL ACKNOWLEDGEMENT

I (‘Contractor Personnel”), acknowledge that I am an employee of (“Contractor”). I acknowledge that my relationship with Commonwealth Edison Company, its affiliates, subsidiaries or any of successor (the “ComEd Entities”) is that of an independent contractor, not an employee of any of the ComEd Entities, and that all services performed by me for one or more of the ComEd Entities is pursuant to an Agreement between ComEd and (“Contractor”), as an employee of Contractor or one if its Subcontractors, as applicable. I also acknowledge that during the period I perform services for or on behalf of the ComEd Entities pursuant to an arrangement with Contractor, I am not entitled to compensation of any kind from ComEd or to participate in any employee benefit plan or program of any kind offered to any employee of the ComEd Entities, and I expressly waive any and all such compensation and benefits. I understand that the preceding sentence will not prohibit me from receiving any earned and vested pension or retiree health care benefits from the ComEd Entities to which I may already be entitled as a former employee of one of the ComEd Entities.

In addition, I represent the following:

1. Check one: I am not a former employee of one of the ComEd Entities. OR I am a former employee of one of the ComEd Entities

2. If I am a former employee of one of the ComEd Entities:

A. My ComEd Employee ID number (if available) was:

B. Check one: I am not eligible to receive (and am not currently receiving) a benefit under a ComEd pension plan. OR I am eligible to receive benefits under a ComEd pension plan.

3. I am not currently employed by ComEd and will not accept employment with ComEd that commences during the period I am employed by Contractor.

E-1

4. If (a) I am a ComEd Retiree, I have not and will not provide any services on ComEd matters, or (b) I am not a ComEd Retiree, I have not provided, and will not provide, services designated by ComEd as “Staff Augmentation” services on ComEd matters, regardless of whether such services were provided by me as an employee of Contractor or any other third party employer or regardless of hours worked, for a total period in excess of one year, unless ComEd has granted me a written exception to such one-year period prior to reaching the one year aggregate period.

CONTRACTOR PERSONNEL

Signed:

Print Name:

Date:

Note: An executed acknowledgement shall be provided to Contractor named above.

E-2

EXHIBIT F

MATERIAL CLAIMS

1.	***.
2.

On June 17, 2011, EON Corp. IP Holdings, LLC, a non-producing entity, filed suit in United States District Court for the Eastern District of Texas, Tyler Division against a number of smart-grid providers, including Landis+Gyr AG, which was acquired by Toshiba Corporation, Aclara Powerline System Inc., Elster Solutions, LLC, Itron, Inc., Trilliant Networks Inc. and Contractor. The complaint alleges infringement of United States Patent Nos. 5,388,101, 5,481,546, and 5,592,491 by certain networking technology and services that we and the other defendants provide. Contractor’s response to the plaintiff’s complaint was filed on December 19, 2011.

3.

TransData Inc. (“TransData”) has filed patent infringement lawsuits against a number of utilities, including, on September 16, 2011 against Contractor’s customer, Oklahoma Gas & Electric (“OG&E”). TransData claims that OG&E infringed multiple patents owned by TransData for making, using, offering to sell, selling or importing electric meters, including GE’s 1-210 electric meters with the Company’s wireless modules (the “TransData Suit”). Contractor and GE have agreed to indemnify OG&E from the TransData Suit.

F-1

EXHIBIT G

[RESERVED]

G-1

EXHIBIT H

TRANSITION SERVICES

1.1 General. Upon expiration or termination of the Agreement and at all times subject to the terms and conditions of the Agreement, Contractor will provide support to ComEd, as outlined in this exhibit, to support the effective transition the operation and maintenance of the System performed by Contractor to ComEd or a third party or to orderly transition ComEd off of the System as directed by ComEd in accordance with the Agreement. For ease of reference, the Transition Assistance Period (as defined below) shall be divided into three phases: PreTransition, Transition Execution and Post-Transition.

1.2 Cooperation. During the Pre-Transition period, Contractor shall assist ComEd and/or its designee in developing and implementing a plan (the “Transition Services Plan”) for transition of Services under the Agreement and/or applicable Statement of Work from Contractor, including preparing that part of the plan covering activities for which Contractor is responsible. The Transition Services Plan shall be subject to and incorporated into the Agreement via an applicable Statement of Work or Change Order.

1.3 Transition Services Plan. The Transition Services Plan will provide for each Party to use Commercially Reasonable efforts to assist the other Party in the orderly termination of the affected Contractor Services and the transfer of all work-in-progress, and other items and materials in accordance with the Agreement to facilitate the orderly, non-disrupted business continuation of ComEd. Contractor shall comply with the roles and responsibilities set out and imposed upon it in the Transition Services Plan. The Transition Services Plan shall address without limitation:

(a) an identification of Services and related positions or functions that require transition and a schedule, plan and procedures for ComEd and/or its designee, as applicable, assuming or reassuming responsibility therefore;

(b) documentation of existing and planned projects and support activities; and

(c) a schedule and plan for:

(i) Contractor’s return to ComEd upon the Parties’ mutual agreement and in accordance with the Agreement, of (a) any ComEd facility space then occupied by Contractor, (b) office furniture, equipment and related items previously provided by ComEd to Contractor, and (c) ComEd Confidential Information, ComEd information and data, documents, records, files, and other media in Contractor’s possession.

(ii) the continued provision of the Services during the Transition Assistance Period;

(iii) any due diligence process by ComEd or the new service provider on Contractor;

(iv) negotiation and execution of a license in respect of Contractor’s intellectual property, if any;

(vi) work shadowing and any other reasonable means to effect a prompt knowledge transfer;

(vii) a communications strategy; and

(viii) provision of Post-Transition Services (including the provision of any technical advice to ComEd where appropriate to ensure maintenance of Services by ComEd).

(d) criteria for acceptance of all termination activities and Work Product and a template for indicating ComEd’s acceptance of termination activities and Work Product.

(e) once the Transition Services Plan has been agreed upon, both Parties will comply with it during the Transition Assistance Period, as provided below.

2. Fees for Transition Services. To the extent that ComEd is required to pay for such Transition Services pursuant to the terms of the Agreement, Contractor shall be paid for all such Transition Services provided in accordance with the relevant Statement of Work or Change Order for such Transition Services

3. Provision of Transition Services. Contractor shall furnish Transition Services to ComEd as set forth in the Transition Services Plan for the period agreed on by Contractor and ComEd (***) on the terms and conditions and charges as contained in the Agreement or the relevant Statement of Work or Change Order governing such Transition Services (“Transition Assistance Period”). ComEd may reallocate Contractor resources then being used to provide the Services under the Agreement or applicable Statement of Work to the provision of Transition Services under the relevant Statement of Work or work order.

4. Confidentiality and IP Protection. If ComEd requests that the Transition Services be provided in connection with the transition of the Services to an alternative third-party service provider who is a competitor of Contractor, ComEd shall use commercially

H-1

reasonable efforts to cause such service provider to execute such confidentiality, nondisclosure and intellectual property protection agreements and to adhere to such customary requirements as the Parties may reasonably request and agree.

5. Post-Transition Obligations. Promptly after transition of the Services, each Party shall, at its expense, forthwith return to the other, or certify to the other in writing as to the destruction of, if the other Party in writing instructs that such be destroyed), all data, backup disks, materials and other properties of the other Party then its possession or stored in any off-site facility, all in accordance with the requirements of the Agreement.

H-2

EXHIBIT I

CONTRACTOR POLICY ON BACKGROUND CHECKS

Process: Silver Spring Networks, Inc. (SSN) performs background checks to verify the credentials of each of its candidates for employment and each of its current employees. Background checks are performed by SSN with the assistance of an established agency which specializes in these services. SSN does not release the results of background checks, other than the pass/fail results of the checks.

SSN reviews the following background information:

Department of Motor Vehicle Check

SSN reviews Department of Motor Vehicle records to verify date of birth. (Date of birth is required to perform an accurate criminal record check.)

State Court and Federal Court Criminal Record Check

SSN reviews state and federal criminal felony conviction records for the past seven years.

Social Security Number and Address Verification

SSN conducts a Social Security Number/Address verification search, using the Social Security number supplied by the worker. SSN also reviews a list of past addresses associated with the Social Security number. Past addresses are used to establish the jurisdiction(s) in which the individual has lived in the prior seven years. As noted above criminal checks will be conducted in this jurisdiction or these jurisdictions.

Verification of Employment

SSN verifies each worker’s employment history for the past seven years. If the worker had only one employer in the past seven years then SSN also verifies the immediately prior employer, if any.

Verification of Professional References

SSN verifies three to five professional references provided by the worker.

Verification of Education

SSN confirms the highest degree obtained from an educational institute and the year in which the degree was awarded.

I-1

EXHIBIT J

ESCROW AGREEMENT

Copy to be provided and appended hereto.

J-1

Multi Licensee Deposit Account

Software and Manufacturing Know How Escrow

Agreement

(Premium Solution)

Date	April 4, 2007
Licensor	Silver Spring Networks, Inc.
Agreement Number	38105 and 41932

Notice: The parties to this Agreement are obliged to inform NCC Group of any changes to the Software or in their circumstances (including change of name, principal office, contact details or change of owner of the intellectual property in the Software).

Ecrow Agreement Dated:

Between:

(1)	Silver Spring Networks, lnc. whose principal office is at [Licensoraddress] (“Licensor”); and
(2)	NCC Group, lnc. a corporation organized and existing under the laws of Virginia with its principal office at l731 Technology Drive, Suite 880. San Jose, California 95110, USA (“NCC Group”).

Background:

(A)	Licensee has been granted a license to use the Software which comprises computer programs.
(B)	Certain technical information and/or documentation relating to the Software is the confidential information and intellectual property of Licensor or a third party.
(C)

Licensor acknowledges that in certain circumstances, such information and/or documentation would be required by Licensee in order for it to continue to exercise its right under its License Agreement with the Licensor.

(D)

The parties therefore agree that such information and/or documentation should be place with a trusted third party, NCC Group, so that such information and/or documentation can be released to Licensee should certain circumstances arise.

Agreement:

In consideration of the mutual undertakings and obligations contained in this Agreement, the parties agree that:

1	Definitions and Interpretation
1.1	In this Agreement the following terms shall have the following meanings:

“Agreement” means the terms and conditions of this multi licensee deposit account software escrow agreement set out below, including the Schedules and Appendices hereto.

“Confidential Information” means all technical and/or commercial information not in the public domain and which is designated in writing as confidential by any party.

“Deposit Account” means an account set up on the execution of a Deposit Account Agreement under which specific Escrow Material is deposited by the Licensor with NCC Group.

“Deposit Account Agreement” means an agreement in the form attached as Appendix 1, for the setting up of a Deposit Account.

“Deposit Form” means the form at Schedule 1 which is to be completed by Licensor and delivered to NCC Group with each deposit of the Escrow Material.

“Escrow Material” means the Source Code of the Software and such other material and documentation (including updates and upgrades thereto and new versions thereof) as are necessary to be delivered or deposited to comply with Clause 3 of this Agreement.

“Full Verification” means the tests and processes forming NCC Group’s Full Verification service and/or such other tests and processes as may be agreed between the parties for the verification of the Escrow Material.

‘‘Integrity Testing” means those tests and processes forming NCC Group’s Integrity Testing service, in so for as they can be applied to the Escrow Material.

‘‘Intellectual Property Rights” mean any copyright, patents, design patents, registered designs, design rights, utility models, trademarks, service marks, trade secrets, know how. database rights, moral rights, confidential Information, trade or business names, domain names, and any other rights of a similar nature including industrial and proprietary rights and other similar protected rights in any country or jurisdiction together with all registrations, applications to register and rights to apply for registration of any of the aforementioned rights and any licenses of or in respect of such rights.

“License Agreement” means the agreement under which a Licensee was granted a license to use the Software.

“Licensee” means any person, firm, company or other entity:

1.1.1	to whom a license to use the Software has been granted: and
1.1.2	whom a License has approved for registration under a Deposit Account Agreement; and

2

1.1.3

who has agreed to be bound by the terms and conditions of a Deposit Account Agreement by executing a completed Registration Agreement, forwarding the same to NCC Group and the receipt and registration of which has been acknowledged by NCC Group in writing to Licensor and Licensee;

and references in this Agreement to Licensee shall be to the relevant Licensee or Licensees given the context in which such references is made.

“Letter of intent” means the form completed by Licensor or Licensee containing the information to enable NCC Group to set up this Agreement a Deposit Account Agreement or a Registration Agreement.

“Registration Agreement” means an agreement in the form set out in Appendix 2 to be signed by Licensor, NCC Group and any company wishing to be a party to a Deposit Account Agreement or Deposit Account Agreements, as a Licensee and, accordingly, to take the benefit of and be bound by the terms and conditions of the Agreement including payment obligations as may be defined in the Registration Agreement.

“Release Purposes” means the sole and limited purposes of understanding, maintaining, modifying and correcting the Software exclusively for and on behalf of Licensee together with such other purposes (if any) as are explicitly permitted under the License Agreement.

“Software” means the software together with any updates and upgrades thereto and new versions thereof licensed to Licensee under the License Agreement details of which are set out in Schedule 1 of a Deposit Account Agreement. Software may be accompanied by technical specifications relating to hardware and firmware.

“Source Code” means the computer programming code of the Software in human readable form.

1.2	This Agreement shall be interpreted in accordance with the following:
1.2.1	headings are for ease of reference only and shall not be taken into consideration in the interpretation of this Agreement;
1.2.2	all references to Clauses and Schedules are references to Clauses and Schedules of this Agreement; and
1.2.3	all references to a party or parties are references to a party or parties to this Agreement.
2	Deposit Accounts
2.1

Each time that the Licensor wishes to deposit different Escrow Material under the terms of this Agreement, the Licensor and NCC Group must execute a completed Deposit Account Agreement containing the details of the Escrow Material to be deposited in accordance with the obligations contained in Clause 3.

2.2	Each signed Deposit Account Agreement shall be supplemental to and be governed by the terms of this Agreement.
2.3

For the avoidance of doubt, if the Escrow Material to be deposited is on update to or development of Escrow Material already deposited under on existing Deposit Account the deposit of such Escrow Material shall not require a new Deposit Account and shall be deposited under the relevant existing Deposit Account.

3	Licensor’s Duties and warranties
3.1	Licensor shall:
3.1.1	deliver a copy of the Escrow Material to NCC Group within 30 days of the date NCC Group receives an executed Deposit Account Agreement;
3.1.2

deliver an update or replacement copy of the Escrow Material to NCC Group within 30 days of a material update, error correction, enhancement, maintenance release or functional modification to the Software which results in an updated delivery of the object code version of the Software to Licensee:

3.1.3	ensure that each copy of the Escrow Material deposited with NCC Group comprises the Source Code of the latest version of the Software used by Licensee;
3.l.4

deliver to NCC Group an update or replacement copy of the Escrow Material within 30 days after the anniversary of the last delivery of the Escrow Material to ensure that the integrity of the Escrow Material media is maintained;

3

3.1.5	deliver with each deposit of the Escrow Material a Deposit form which includes the following information:
3.1.5.1

details of the deposit including the full name of the Software (i.e. the original name as set out under Schedule 1 to the Deposit Account Agreement together with any new names given to the Software by Licensor), Version details, media type, backup command/software used, compression used, archive hardware and operating system details; and

3.1.5.2	password/encryption details required to access the Escrow Material;
3.1.6	deliver with each deposit of the Escrow Material the following technical information (Where applicable):
3.1.6.l	documentation describing the procedures for buildings, compiling and installing the Software, including names and versions of the development tools;
3.1.6.2	Software design information (e.g module names and functionality); and
3.1.6.3	name and contact details of employees with knowledge of how to maintain and support the Escrow Material; and
3.1.7	deposit a detailed list of the suppliers of any third party software and tools required to access, install, build or compile or otherwise use the Escrow Material.
3.2	Licensor warrants to both NCC Group and Licensee at the time of each deposit of the Escrow Material with NCC Group that:
3.2.1	it has the full right, ability and authority to deposit the Escrow Material;
3.2.2

in entering into this Agreement and any Deposit Account Agreement and performing its obligations under such agreements, it is not in breach of any of its ongoing express or implied obligations to any third party(s); and

3.2.3

the Escrow Material deposited under Clause 3.1 contains all information in human-readable form and is on suitable media to enable a reasonably skilled programmer or analyst to understand, maintain, modify and correct the software.

4	Licensee’s Responsibilities and Undertakings
4.1	Licensee shall notify NCC Group of any change to the Software that necessitates a replacement deposit of the Escrow Material.
4.2	In the even that the Escrow Material is released under Clause 7, Licensee shall:
4.2.1	keep the Escrow Material confidential at all times;
4.2.2	use the Escrow Material only for the Release Purpose;
4.2.3

not disclose the Escrow Material to any person save such of Licensee’s employees or contractors who need to know the same for the Release Purposes. In the event that Escrow Material is disclosed to its employees or contractors. Licensee shall ensure that they are bound by the same confidentiality obligations as are contained in this Clause 4.2;

4.2.4	hold all media containing the Escrow Material in a safe and secure environment when not in use; and
4.2.5	forthwith destroy the Escrow Material should Licensee cease to be entitled to use the Software under the terms of the License Agreement.
5	NCC Group’s Duties
5.1	NCC Group shall:
5.1.1	at all times during the term of this Agreement, retain the latest deposit of the Escrow Material in a safe and secure environment;
5.1.2	notify Licensor and the relevant Licensee of the acceptance of any Registration Agreement; and

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5.l.3

inform Licensor and Licensee of the receipt of any deposit of the Escrow Material by sending to both parties a copy of the Deposit Form and/or the Integrity Testing report or Full Verification report (as the case may be) generated from the testing processes carried out under Clause 11.

5.2

In the event of failure by Licensor to deposit any Escrow Material with NCC Group, NCC Group shall not be responsible for procuring such deposit and may, at its sole discretion, notify the Licensor and Licensee of Licensor’s failure to deposit any Escrow Material.

5.3

NCC Group may appoint agents, contractors or sub-contractors as it deems fit to carry out the Integrity Testing and the Full Verification processes. NCC Group shall ensure that any such agents, contractors and sub-contractors are bound by the same confidentiality obligations as are contained in Clause 9.

5.4	NCC Group has the right to make such copies of the Escrow Material as may be necessary solely for the purposes of this Agreement.
6	Payment
6.1

The parties shall pay NCC Group’s fees and charges as published from time to time or as otherwise agreed, in the proportions set out in the Letter of Intent between the parties. NCC Group’s fees as published are exclusive of any applicable sales tax.

6.2

If NCC Group is required to perform any additional or extraordinary services as a result of being an escrow agent including intervention in any litigation or proceeding, NCC Group shall receive reasonable compensation for such services and be reimbursed for all costs incurred, including reasonable attorney’s fees.

6.3

NCC Group shall be entitled to review and vary its standard fees and changes for its services under this Agreement from time to time but no more than once a year and by no more than eight percent (8%) of the prior year’s fees and only upon 45 days written notice to the parties.

6.4

All invoices are payable within 45 days from the date of invoice. Interest shall accrue at the lesser of 1.5% per month or the maximum amount permitted by applicable law for any fees that are undisputed by the paying party and remain unpaid for more than 45 days past the due date of the applicable invoice.

6.5

In the event of a dispute made in good faith as to the amount of fees, the party responsible for payment agrees to remit payment on any undisputed amount(s) in accordance with Clause 6.1 above. In such circumstances, the interest on the fees shall not accrue as to any disputed amounts unless not paid within 30 days after such dispute has been resolved by the parties.

6.6	NCC Group shall have no obligations under this Agreement until the initial invoice has been paid in full.
7	Release Procedures
7.1

Subject to: (i) the remaining provisions of this Clause 7 and (ii) the receipt by NCC Group of the fees chargeable upon a release and any other fees and interest (if any) outstanding under this Agreement, NCC Group will release the Escrow Material to a duly authorized representative of Licensee if any of the events listed at clause 6 of the Registration Agreement (“Release Event(s)”) occur.

7.2

Licensee must notify NCC Group of the Release Event specified by delivering to NCC Group a notice in writing (“Notice”) declaring that such Release Event has occurred and specifying the Deposit Account(s) so affected, and setting out the facts and circumstances of the Release Event, that the License Agreement and any maintenance agreement, if relevant, for the Software was still valid and effective up to the occurrence of such Release Event and exhibiting such documentary evidence in support of the Notice as NCC Group shall reasonably require.

7.3	Upon receipt of a Notice from Licensee claiming that a Release Event has occurred:
7.3.1	NCC Group shall submit a copy of the Notice to Licensor (with a copy to the Licensee in order to acknowledge receipt of the Notice) by courier or other form of guaranteed delivery; and
7.3.2

unless within 14 calendar days after the date of dispatch of the Notice by NCC Group, NCC Group receives a counter-notice in writing from Licensor stating that in their view no such Release Event has occurred or, if appropriate, that the event or circumstance giving rise to the Release Event has been rectified as shown by documentation in support thereof.

NCC Group will release a copy of the Escrow Material to Licensee for its use for the Release Purposes.

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7.4

Upon receipt of the counter-notice from Licensor under Clause 7.3.2, NCC Group shall send a copy of the counter-notice and any supporting evidence to Licensee (with a copy to licensor in order to acknowledge receipt of the counter-notice) by courier or other form of guaranteed delivery.

7.5	Within 90 days of dispatch of the counter-notice by NCC Group, Licensee may give notice to NCC Group that they wish to invoke the dispute resolution procedure under Clause 8.
7.6

If, within 90 days of dispatch of the counter-notice by NCC Group to Licensee, NCC Group has not been informed by Licensee that they wish the dispute resolution procedure under Clause 8 to apply, the Notice submitted by Licensee will be deemed to be no longer valid and Licensee shall be deemed to have waived their right to release of the Escrow Material for the particular reason or event specified in the original Notice. In such circumstances, this Agreement shall continue in full force and effect.

8	Disputes
8.1

Upon receipt of Licensee’s notice requesting dispute resolution pursuant to Clause 7.5 above, NCC Group shall notify Licensor of the Licensee’s request for dispute resolution. Licensor and Licensee may submit their dispute to expedited nonbinding arbitration in Santa Clara County, California or Palm Beach County, Florida under Commercial Arbitration Rules of the American Arbitration Association by one arbitrator appointed by the said rules. A copy of such decision shall be delivered immediately to Licensor, Licensee and NCC Group. To the extent Licensor and Licensee elect binding arbitration, the parties shall use their best efforts to commence the arbitration proceedings within 14 days following delivery of the counter-notice. Prior to the initiation of any binding arbitration procedure, the Licensor and Licensee shall use their commercially reasonable efforts to mutually agree upon (i) the maximum length of time of the arbitration from the date of notice of binding arbitration to the date of the arbitrator’s decision, (ii) the number of document requests (including subparts), (iii) the number of interrogatories (including subparts) on opposing parties, (iv) number of subpoena to third parties for testimonial depositions (and the length of such depositions), and (v) all other discovery matters will be governed by the Federal Rules of Civil Procedure. The arbitrator shall not have authority to award punitive damages. All expedited procedures prescribed by the AAA Commercial Arbitration Rules shall apply. The arbitrator shall either be a retired jurist or engaged in the practice of law with no less than ten (10 years’ experience in the area of software licensing or commercial information systems contract disputes. No person may be appointed as on arbitrator unless he or she is independent of each party, is knowledgeable regarding the subject matter of the dispute. The sole question to be determined by the arbitrator shall be whether or not there existed a Release Event of the time Licensee delivered the Notice to NCC Group and whether the event or circumstance giving rise to the release event has been rectified.

8.2

lf the arbitrator finds that a Release Event existed at the time of delivery of the Notice to NCC Group, NCC Group is hereby authorized to release and deliver the Escrow Material to the licensee within 5 working days of the decision being notified by the arbitrator to the parties. If the arbitrator finds to the contrary, then NCC Group shall not release the Escrow Material and shall continue to hold it in accordance with the terms of this Agreement.

8.3

The parties hereby agree that the costs and expenses of the arbitrator, the reasonable attorneys’ fees and costs incurred by the prevailing party in the arbitration and any costs incurred by NCC Group in the arbitration shall be paid by the non-prevailing party.

8.4

IN ANY LITIGATION ARISING FROM OR RELATED TO THIS AGREEMENT, THE PARTIES HERETO EACH HEREBY KNOWINGLY, VOLUNTARY AND INTENTIONALLY WAIVE THE RIGHT EACH MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENT (WHETHER ORAL OR WRITTEN) OR ACTIONS OF EITHER PARTY TO THIS AGREEMENT., THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE CUSTOMER TO ENTER INTO THIS AGREEMENT.

9	Confidentiality
9.1	The Escrow Material shall remain at all times the confidential and intellectual property of Licensor
9.2	In the event that NCC Group releases the Escrow Material to Licensee, Licensee shall be permitted to use the Escrow Material only for the Release Purpose.
9.3

Subject to Clause 9.4, NCC Group agrees to keep all Confidential information relating to the Escrow Material and/or the software that comes into its possession or to its knowledge under this Agreement in strict confidence and secrecy. NCC Group further agrees not to make use of such information and/or documentation other than for the

6

purposes of this Agreement and, unless the parties should agree otherwise in writing and subject to Clause 9.4, will not disclose or release it other than in accordance with the terms of this Agreement.

9.4

NCC Group may release the Escrow Material to the extent that it is required by applicable court order, judgment or decree provided that NCC Group has notified Licensor and Licensee prior to such required release, has given Licensor and/or Licensee an opportunity to contest (at their own expense) such required release, within the time parameters mandated by such applicable court order, judgment or decree. NCC Group is hereby expressly authorized in its sole discretion to obey and comply with all orders, judgments, decrees so entered or issued by any court, without the necessity of inquiring as to the validity of such order, judgment or decree, or the court’s underlying jurisdiction. Where NCC Group obeys or complies with any such order, judgment or decree. NCC Group shall not be liable to Licensee, Licensor or any third party by reason of such compliance, notwithstanding that such order, judgment or decree may subsequently be reversed modified or vacated.

9.5	Any request by a Licensee under clause 11.3 for a Full Verification shall not be disclosed to any other Licensee(s).
10	Intellectual Property Rights
10.l

The release of the Escrow Material to Licensee will not act as an assignment of any Intellectual Property Rights that Licensor or any third party possesses in the Escrow Material. However, upon deposit of the Escrow Material, the title to the media upon which the Escrow Material is deposited (“Media”) is transferred to NCC Group. Upon delivery of the Escrow Material back to Licensor, the title to the Media shall transfer back to the Licensor. If the Escrow Material is released to the Licensee, the title to the Media shall transfer to the Licensee.

10.2

The Intellectual Property Rights in the Integrity Testing report and any Full Verification report shall remain vested in NCC Group. Licensor and Licensee shall each be granted a non-exclusive right and license to use the Integrity Testing report for the purposes of this Agreement and their own internal purposes only. Licensor and the party who commissioned the Full Verification shall each be granted a non-exclusive right and license to use the Full Verification report for the purposes of this Agreement and their own internal purposes only.

11	Integrity Testing and Full Verification
11.1

NCC Group shall bear no obligation or responsibility to any party to this Agreement or person, firm, company or entity whatsoever to determine the existence, relevance, completeness, accuracy, operation, effectiveness, functionality or any other aspect of the Escrow Material received by NCC Group under this Agreement,

11.2	As soon as practicable after the Escrow Material has been deposited with NCC Group, NCC Group shall apply its integrity Testing processes to the Escrow Material.
11.3

Any party to this Agreement shall be entitled to require NCC Group to carry out a Full Verification. Subject to Clause 11.4, NCC Group’s prevailing fees and charges for the Full Verification processes and all reasonable expenses incurred by NCC Group in carrying out the Full Verification processes shall be payable by the requesting party.

11.4

If the Escrow Material fails to satisfy NCC Group’s Full Verification tests as a result of being defective or incomplete in content, NCC Group’s fees, charges and expenses in relation to the Full Verification tests shall be paid by Licensor.

11.5

Should the Escrow Material deposited fail to satisfy NCC Group’s Integrity Testing or Full Verification tests under Clauses 11.2 or 11.3, Licensor shall, within 14 days of the receipt of the notice of test failure from NCC Group, deposit such new, corrected or revised Escrow Material as shall be necessary to ensure its compliance with its warranties and obligations in Clause 3. If Licensor fails to make such deposit of the new, corrected or revised Escrow Material, NCC Group will issue a report to Licensee (with a copy to Licensor) detailing the problem with the Escrow Material as revealed by the relevant tests.

12	NCC Group’s Liability
12.1	Nothing in this Clause 12 excludes or limits the liability of NCC Group for its negligence or intentional misconduct.
12.2

Subject to Clause 12.1, no party shall be liable for any loss or damage caused to either Licensor or Licensee except to the extent that such loss or damage is caused by the negligent acts or omissions of or a breach of any contractual duty by such party, its employees, agents or sub-contractors and in such event such party’s total liability in respect of all claims arising under or by virtue of this Agreement or in connection with the performance or contemplated performance of this Agreement, shall not exceed the minimum dollar amounts of the insurance coverage required by

7

Clause 15.13 except in the case where such liability relates to the indemnification protection afforded NCC Group by Licensor and any subject Licensee.
12.3	NCC Group shall not be responsible in any manner whatsoever for any failure or inability of Licensor or Licensee to perform or comply with any provision of this Agreement.
12.4

NCC Group shall not be liable in any way to Licensor or Licensee for acting in accordance with the terms of this Agreement and specifically (without limitation) for acting upon any notice, written request, waiver, consent, receipt, statutory declaration or any other document furnished to it pursuant to and in accordance with this Agreement,

12.5

Subject to Clause II, NCC Group shall not be required to make any investigation into, and shall be entitled in good faith without incurring any liability to Licensor or Licensee to assume (without requesting evidence thereof) the validity, authenticity, veracity and due and authorized execution of any documents, written requests, waivers, consents, receipts, statutory declaration or notices received by it in respect of this Agreement.

13	Indemnify

Licensor agrees to defend and indemnify NCC Group and to hold NCC Group harmless from and against any claims, suits or other proceedings, actions, losses, costs, liabilities or expenses incurred in connection with the defense thereof (including reasonable attomey’s fees), in each case which may be imposed on, or incurred by or asserted against NCC Group in any way arising out of or relating to this Agreement provided, that Licensor shall not be liable for that portion of any such indemnification amount resulting NCC Group’s gross negligence or intentional misconduct or material breach of any contractual duty hereunder

14	Term and Termination
4.1	This Agreement and any Deposit Account Agreement shall continue until terminated in accordance with this Clause 14.
14.2

If Licensor or Licensee, as the case may be, fails to pay on invoice addressed to it for services under this Agreement and/or any Deposit Account Agreement within 45 days of its issue, NCC Group reserves the right to give that party written notice to pay the outstanding invoice within 30 days. If Licensor has not paid its invoice by the expiry of the 30 day notice period, NCC Group will give Licensee(s) a period of 45 days to pay Licensor’s invoice, If Licensor or Licensee (as appropriate) has not paid its invoice after being given notice in accordance with this Clause, NCC Group shall have the right to terminate this Agreement, the relevant Deposit Account Agreement or the registration of Licensee (as appropriate) without further notice. Any amounts owed by Licensor but paid by Licensee(s) will be recoverable by Licensee(s) direct from Licensor as a debt and, if requested, NCC Group shall provide appropriate documentation to assist in such recovery.

14.3

Upon termination of this Agreement and/or a Deposit Account Agreement in their entirely under the provisions of Clause 14.2, for 30 days from the date of termination NCC Group will make the Escrow Material available for collection by Licensor or its agents from the premises of NCC Group during office hours. After such 30 day period NCC Group will destroy the Escrow Material.

14.4

Notwithstanding any other provision of this Clause l4, NCC Group may resign as Escrow Agent hereunder and terminate this Agreement and/or a Deposit Account Agreement(s) by giving sixty (60) days written notice to Licensor and Licensee(s). In the event that this Agreement and/or a Deposit Account Agreement is terminated in its entirely, Licensor and Licensee(s) shall appoint a mutually acceptable new custodian on similar terms and conditions to those contained herein, if a new custodian is not appointed within 14 days of delivery of such notice, Licensor or Licensee(s) shall be entitled to request the American Arbitration Association to appoint a suitable new custodian upon terms and conditions consistent with those in this Agreement. Such appointment shall be final and binding on Licensor and Licensee(s). If NCC Group is notified of the new custodian within the notice period, NCC Group will forthwith deliver the Escrow Material to the new custodian. If NCC group is not notified of the new custodian within the notice period and this Agreement and/or a Deposit Account Agreement has been terminated in its entirely, NCC Group will return the Escrow Material to Licensor.

14.5	Licensee may terminate any and all Deposit Account Agreements in respect of itself only at any time by giving sixty (60) days prior written notice to NCC Group.
14.6

If the License Agreement with a Licensee has expired or has been lawfully terminated, then Licensee shall endeavour to give notice to NCC Group within 14 days thereof to terminate its interest under the relevant Deposit Account Agreement(s), failing which, Licensor shall be entitled to give written notice to NCC Group to terminate the relevant Licensee’s interests under the relevant Deposit Account Agreement(s). Upon receipt of such a notice from Licensor, NCC Group shall notify Licensee of Licensor’s notice to terminate. Unless within 30 days of NCC

8

Group giving such notice to Licensee, NCC Group receives a counter-notice from Licensee disputing the termination of the license Agreement, then Licensee shall be deemed to have consented to such termination and Licensee’s rights under the relevant Deposit Account Agreement shall immediately automatically terminate. Any disputes arising under this Clause shall be dealt with in accordance with the dispute resolution procedure in Clause 8. Upon termination of all registered Licensee under a Deposit Account Agreement under this Clause, NCC Group shall return the Escrow material to Licensor.

14.7	Subject to Clause 14.6, Licensor may only terminate the interests of any Licensee under a Deposit Account Agreement with the written consent of that Licensee.
14.8	Subject to Clause 14.6, Licensor may only terminate this Agreement or a Deposit Account Agreement in its entirely with the written consent of all Licensees.
14.9	A Deposit Account Agreement Shall automatically immediately terminate in respect of a Licensee upon release of the Escrow Material of that licensee in accordance with Clause 7.
l4.10

If this Agreement or a Deposit Account Agreement is superseded and replaced by a new agreement in respect of the Escrow Material, this Agreement and/or the relevant Deposit Account Agreement shall, upon the coming into force of the new agreement in respect of a Licensee automatically terminate in respect of that Licensee. When this Agreement and/or a Deposit Account Agreement has been terminated in respect of all Licensees who are registered under it, if shall immediately terminate in its entirety. Licensor shall request NCC Group to either transfer the Escrow Material to the new agreement, If new material is deposited. upon its receipt, NCC Group shall, unless otherwise instructed, destroy the Escrow Material.

14.11

The termination of this Agreement and/or a Deposit Account Agreement in respect of a Licensee shall be without prejudice to the continuation of this Agreement and/or the Deposit Account Agreement in respect of any other Licensees

14.12

If any terminations of Licensees’ interests under this Agreement and/or a Deposit Account Agreement result in there being no Licenses registered under this Agreement and/or the Deposit Account Agreement, unless otherwise instructed by Licensor, this Agreement and/or the Deposit Account Agreement will continue and Escrow Material will be retained by NCC Group pending registration of other Licensees.

14.13	The provisions of Clauses 1, 4.2, 6, 9, 10, 11.1, 12, 13, 14.13 to 14.15 (inclusive) and l5 shall continue in full force after termination of this Agreement.
14.14

On and after termination of this Agreement and/or a Deposit Account Agreement, Licensor and/or Licensee(s) (as appropriate) shall remain liable lo NCC Group for payment in full of any fees and interest which have become due but which have not been paid as at the date of termination.

14.15	The termination of this Agreement and/or a Deposit Account Agreement, however arising, shall be without prejudice to the rights accrued to the parties prior to termination.
15	General
15.1	Licensor and Licensee(s) shall notify NCC Group and each other, within 30 days of its occurrence, of any of the following:
15.1.1	a change of its name, principal office, contact address or other contact details; and
15.1.2	any material change in its circumstances that may affect the validity or operation of this Agreement or a Deposit Account Agreement
15.2	This Agreement shall be governed by and construed according to the laws of the state of California, excluding that body of law known as conflict of law.
15.3

This Agreement, the relevant Deposit Account Agreement together with, in respect of each Licensee, their Registration Agreement represents the whole agreement relating to the escrow arrangements between NCC Group, Licensor and that Licensee for the Software and shall supersede all prior agreements, discussion, arrangements, representations, negotiations and undertakings. In the event of any conflict between these documents, the terms of this Agreement shall prevail.

15.4

Unless the provisions of this Agreement otherwise provide, any notice or other communication required or permitted to be given or made in writing hereunder shall be validly given or made if delivered by hand or courier or if dispatched by certified or registered mail (airmail if overseas) addressed to the address specified for the parties in this Agreement or their Registration Agreement (or such other address as may be notified to the parties from time to

9

time) or it sent by facsimile message to such facsimile number as has been notified to the parties from time to time and shall be deemed to have been received:
(i)	if delivered by hand or courier, one day following the time of delivery;
(ii)	if sent by certified or registered mail (airmail if overseas), 3 business days after posting (6 days if sent by airmail);
(iii)

if sent by facsimile, one day following the time of completion of the transmission of the facsimile with facsimile machine confirmation of transmission to the correct facsimile number of all pages of the notice.

15.5

Except where Licensor or Licensee merges, is acquired or has substantially all of its assets acquired and the new entity or acquirer agrees to assume all of their obligations and liabilities under this Agreement and the relevant Deposit Account Agreement, Licensor and Licensee shall not assign, transfer or subcontract this Agreement or any rights or obligations hereunder without the prior written consent of the other parties.

l5.6

NCC Group shall not be entitled to transfer or assign this Agreement without the prior written consent of Licensor and thereupon written notice to all Licensees, provided, however, that in the event of the acquisition of NCC Group, NCC Group shall be entitled to transfer or assign this Agreement in connection with such acquisition upon written notice to both Licensor and all Licensees.

1.5.7	This Agreement shall be binding upon and survive for the benefit of the successors in tittle and permitted assigns of the parties.
15.8

If any provision of this Agreement is declared too broad in any respect to permit enforcement to its full extent, the parties agree that such provision shall be enforced to the maximum extent permitted by lay and that such provision shall be deemed to be varied accordingly. If any provision of this Agreement is found by any court, tribunal or administrative body of competent jurisdiction to be wholly or partly illegal, invalid, void, or unenforceable, it shall, to the extent of such illegality, invalidity or unenforceability, be deemed severable and the remaining part of the provision and the rest of the provisions of this Agreement shall continue in full force and effect.

15.9

Save as expressly provided in this Agreement, no amendment or variation of this Agreement or a Deposit Account Agreement shall be effective unless in writing and signed by a duty authorized representative of each of the parties to it.

l5.10

The parties shall not be liable to each other or be deemed to be in breach of this Agreement by reason of any delay in performing, or failure to perform, any of their obligations under this Agreement if the delay or failure was for a reason beyond that party’s reasonable control (including, without limitation, fire, flood, explosion, epidemic, riot, civil commotion, any strike, lockout or other industrial action, act of God, war or warlike hostilities or threat of war, terrorist activities, accidental or malicious damage, or any prohibition or restriction by any governments or other legal authority which affects this Agreement and which is not in force on the date of this Agreement). A party claiming to be unable to perform its obligations under this Agreement (either on time or at all) in any of the circumstances set out above must notify the other parties of the nature and extent of the circumstances in question as soon as practicable. If such circumstances continue for more than six months, any of the other parties shall be entitled to terminate this a Agreement by giving one month’s notice in writing.

15.11

No waiver by any party of any breach of any provisions of this Agreement shall be deemed to be a waiver of any subsequent or other breach and, subject to Clause 7.6, no failure to exercise or delay in exercising any right or remedy under this Agreement shall constitute a waiver thereof.

15.12

This Agreement may be executed in any number of counterparts and by different parties in separate counterparts. Each counterpart when so executed shall be deemed to be an original and all of which together shall constitute one and the same agreement.

15.13

NCC Group shall, at its sole cost and expense, throughout the term of this Agreement, procure and maintain in full force and effect, the following insurance coverage with an insurance carrier that is rated B+ or better by A.M. Best. NCC Group shall provide Licensor and all Licensees hereunder with a certificate of insurance evidencing such coverage. All certificates of insurance shall require that Licensor and Licensee be provided with no less than thirty (30) days advance written notice of cancellation of the stated coverage, and NCC Group shall request that its insurer use its best efforts to provide at least thirty (30) days advance written notification of such cancellation.

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Type of Insurance	Coverage Amount	Type of Insurance	Coverage Amount
General Liability	$2,000,000 General Aggregate
General Liability	$1,000,000 Each Occurrence	Umbrella Coverage	$5,000,000 General Aggregate
Professional Liability	$1,000,000 Each Occurrence

Signed for and on behalf of Silver Spring Network, Inc.

Name:	***	|	/s/ ***

Position:	***, ***	|
(Authorized Signatory)

Signed for and on behalf of NCC GROUP, INC.

Name:	***	|	/s/ ***

Position:	***, ***	|
(Authorized Signatory)

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Schedule 1 (Deposit Form)

ESCROW MATERIALS DEPOSIT FORM
Escrow Account Number:	[Agreement Number]
Product Name:	[Software Name]
Date:
DEPOSITOR DETAILSCompany Name:	Technical Contact:
Address:	Signature:
Position:
Telephone No:	Email Address:

MATERIAL DETAILS

Media Type (e.g. Disc, Tape etc.)	Number of Media Items	Name of Software	Version/Release

Hardcopy Documents (please supply details):
Softcopy Documents (please give location on media, e. g\docs\build):
What Hardware was used to create the media deposit?
What Operating System was used?
What Backup Command/Software was used?
What Software Compression has been used?
What Encryption/Password Protection has been used?
In what Development Language is the source code written?
Approximate size of the data on the media in megabytes?
Provide details of any third party software required to access/compile the material.
Provide details of any additional build information.

The following information MUST be provided for NCC Group to accept the deposit of escrow material:

If this is your initial/first deposit, please fill in Section 1.

If this is your second or subsequent deposit (i.e. a replacement/update) please fill in Section 2.

SECTION 1:	Initial Deposit (First Deposit) - Is this a complete deposit?
☐ Yes ☐ No If NO, please indicate when the rest of the deposit will be sent

SECTION 2:	Deposit Updates/Replacements - Is the deposit a complete replacement of any of the previous deposits?
☐ Yes ☐ No

If YES, would you like the past deposit(s) to be:
☐ RETAINED ☐ RETURNED ☐ DESTROYED ***For returns and destroys, please specify which deposit(s)
this applies to by reference to the month and year of delivery to NCC Group
(Tick ‘ALL’ if all previous deposits): ☐ All ☐ SPECIFIC DEPOSIT(S):

Signature:	Date material received by
of Recipient:	NCC Group:

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Appendix 1

Template Deposit Account Agreement

Agreement dated:

Between:

(1)	Silver Spring Networks, Inc. whose principal office is at [Licensoraddress] (“Licensor”); and
(2)	NCC Group, Inc. a corporation organized and existing under the laws of Virginia with its principal office at 1731 Technology Drive, Suite 880, San Jose, California 95110, USA (“NCC Group”).

Agreement:

In consideration of the mutual obligations and undertakings contained in the multi licensee deposit account software escrow agreement number dated (“Agreement”) between the Licensor and NCC Group, the parties to this agreement agree as follows:

1	This agreement is a Deposit Account Agreement (as defined in the Agreement).
2	This Deposit Account Agreement is supplemental to and governed by the terms and conditions of the Agreement.
3	This Deposit Account Agreement relates to the Escrow Material as defined in the Agreement and as described in Schedule 1 below.
4	NCC Group’s fees are payable as set out in the Letter of Intent between the parties.

Signed for and on behalf of Sliver Spring Networks, Inc.

Name:	|

Position:	|	(Authorized Signatory)

Date:	|

Signed for and on behalf of NCC GROUP, INC.

Name:	|

Position:	|	(Authorized Signatory)

Date:	|

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Appendix 2

Registration Agreement

NOTE: A COPY OF THIS REGISTRATION AGREEMENT MUST BE DULY SIGNED BY AN AUTHORIZED SIGNATORY AND RETURNED TO NCC GROUP BEFORE A LICENSEE CAN CLAIM PROTECTION UNDER THE RELEVANT DEPOSIT ACCOUNT.

Agreement between:

(1)	Silver Spring Networks, Inc. whose principal office is at [Licensoraddress] (“Licensor”);

(2)	NCC Group, Inc. a corporation organized and existing under the lows of Virginia with its principal office at 1731 Technology Drive, Suite 880, San Jose, California 95110, USA (“NCC Group”); and

(3)	Licensee’s Name:

whose principal office is at

(“License”);

Agreement:

1.

This registration agreement (“Registration Agreement”) is supplemental to the terms and conditions of the multi licensee deposit account software escrow agreement number 38105 and 41932 dated (“Escrow Agreement”) and the Deposit Account Agreement(s) (as defined in the Escrow Agreement) number(s) dated, both between Licensor and NCC Group.

2.

This Registration Agreement, the Escrow Agreement and the relevant Deposit Account Agreement(s) together shall form a binding agreement between Licensor, NCC Group and Licensee in accordance with the terms of the Escrow Agreement.

3.

Licensee agrees to defend and indemnify NCC Group and to hold NCC Group harmless from and against any third party claims, suits or other proceedings, actions, losses, costs, liabilities or expenses incurred in connection with the defense thereof (including reasonable attorney’s fees), in each case which may be imposed on, or incurred by or asserted against NCC Group in any way arising out of or relating to this Agreement, provided that Licensee shall not be liable for that portion of any such indemnification amount resulting from NCC Group’s negligence or intentional misconduct.

4.

Licensee hereby agrees to take the benefit of, agrees and undertakes to perform its obligations under and be bound by the terms and conditions of the Escrow Agreement, including the payment obligations defined below, as though they were a party to the Escrow Agreement and the Deposit Account Agreement and named therein as a Licensee.

5.	Licensor and Licensee agree to compensate NCC Group for its services pursuant to this agreement according to the schedule following:

1	Annual Escrow management Fee		$100%	Nil
2	Deposit Account Initial Fee		$100%	Nil
3	Licensee Registration Fee (per individual Licensee registered, payable upon registration and upon the escrow account’s anniversary every year thereafter)	$	Nil	100%
4	Scheduled Update Fee (2nd and subsequent scheduled deposits in any one year, payable on completion of this Agreement and in advance of each anniversary thereafter)		$100%	Nil
5	Licensee Termination Fee	$	Nil	100%
6	Release Fee (plus NCC Group’s reasonable expenses)	$	Nil	100%

6.	This Registration Agreement shall take effect when NCC Group has registered Licensee as a party to the relevant Deposit Account Agreement.

14

7.	The Release Events for the undersigned Licensee are as follows:
(i)	a receiver, trustee, or similar officer is appointed for the business or property of Licensor; or
(ii)

Licensor files a petition in bankruptcy, files a petition seeking any reorganization (without confirming immediately in writing to Licensee that it will continue to maintain the Software in accordance with the terms of the License Agreement or any applicable maintenance agreement), makes an arrangement, composition, or similar relief under any law regarding insolvency or relief for debtors, or makes an assignment for the benefit of creditors; or

(iii)	any involuntary petition or proceeding under bankruptcy or insolvency laws is instituted against Licensor and not stayed, enjoined, or discharged within 60 days; or
(iv)	Licensor takes any corporate action authorizing any of the foregoing; or
(v)	any similar or analogous proceedings or event to those in Clauses 7.1.1 to 7.1.3 above occurs in respect of Licensor within any jurisdiction outside the USA; or
(vi)	Licensor or any successor ceases to carry on its business or the part of its business which relates to the Software; or
(vii)

Licensor or, where relevant, its agent, parent, subsidiary or associated company is in material breach of its obligations as to maintenance or modification of the Software under the License Agreement or any maintenance agreement entered into in connection with the Software and has failed to remedy such default notified by Licensee to Licensor within a reasonable period.

Signed for and on behalf of [Licenseename]

Name:	|

Position:	|	(Authorized Signatory)

Date:	|

Signed for and on behalf of Silver Spring Networks, Inc.

Name:	|

Position:	|	(Authorized Signatory)

Date:	|

Signed for and on behalf of NCC GROUP, INC.

Name:	|

Position:	|	(Authorized Signatory)

Date:	|

15

EXHIBIT K

EXELON CORPORATION CODE OF BUSINESS CONDUCT

EXELON CORPORATION

CODE OF BUSINESS CONDUCT

K-1

MESSAGE FROM THE CEO

Our Vision is to become the very best electric and gas company in the United States. To realize our Vision, we must commit ourselves not only to safety, accountability, and continuous improvement, but to the highest ethical standards.

The business prospects of our Company are excellent, and the foundation that we build on is very strong. That foundation comes from the people of ComEd, and from the service that we have provided to our customers, communities and employees. We are regarded as honest and caring, but disciplined, business people who are involved in providing essential services to major urban populations. We can be successful only if we employ an engaged workforce that best serves our diverse communities. And to meet the high standards set by our Company, we must conduct our operations safely and be leaders in developing solutions to our industry’s environmental challenges.

Because our business involves services that are central to citizens in their every day lives and necessary for businesses to operate productively in the nation’s economy, our operations are closely reviewed by governmental officials at the local, county, state and national level. Likewise, individuals and institutions have invested billions of dollars in our business with the expectation that we will honestly and productively use this capital to profitably operate our company and increase shareholder value.

We will be successful if we operate our Company, employ our people and finance our business in accordance with the highest ethical standards and with the law. We will destroy shareholder value if we do not. Our Exelon Code of Conduct provides the outline of what is expected of all of us to meet our important obligations, and gives us resources to understand these requirements and live up to them.

Please read this Code carefully, and ask your supervisor or the Ethics and Compliance Office if you have any questions. Our Company’s success depends on each of us living up to these standards. I commit to you that I will do so. I expect no less from each and every one of you.

John W. Rowe

TABLE OF CONTENTS

Page

INTRODUCTION

Using This Guide

The success of Exelon Corporation, including its subsidiaries (“ComEd” or the “Company”), is dependent on all of us conducting our activities in accordance with the highest ethical standards and applicable law. This Exelon Code of Business Conduct (“Code”) reflects our core value of integrity and is the statement of our required behavioral standards. The Code may, in some instances, set performance levels or expectations that are more stringent than required by law. They are nonetheless required. ComEd recognizes that such enhanced performance fosters compliance with law and provides a platform for our Company to be successful in the eyes of our customers, employees and investors.

The Code does not cover all situations where questions of ethics may arise. That would be virtually impossible to do. It enables you to identify situations that may raise ethical and legal issues, and is designed to help you learn what to do whenever you have a question or concern about what conduct the Company expects from you. All employees are held accountable for following the Code and it is important that you take the time to read it from cover to cover.

To assist with your understanding, described below is the purpose of each section of the Code.

1. The message from the CEO explains the importance of ComEd’s commitment to the Company’s core value of integrity.

2. The Introduction explains the accountability that all employees have for complying with the Company’s policies and for raising concerns about possible violations of law or policy.

3. The ComEd ethical and legal business standards follow the Introduction. For each standard there is an “Overview,” which generally describes the standard, and the “Main Obligations” which are the core requirements under each standard. In some cases, there are also examples of “Things to Watch Out For,” which are circumstances that should alert you to a potential ethical or legal issue.

4. For each standard, there are ComEd policies that provide additional detail. The complete and latest text of the related ComEd policies are found on the ComEd Intranet Website. You should read the policies and talk to your manager to understand how the ethics standards and supporting Company policies apply to your job.

5. The ComEd Ethics Principles, stated below, are the framework from which the behavioral standards described in the Code are developed. They are your guideposts for understanding what acting with integrity looks like, in other words, how the Company expects that each employee will, at all times, conduct the Company’s business.

ComEd Ethics Principles

•	Obey the applicable laws and regulations governing our business conduct.
•	Be honest, fair and trustworthy in all your ComEd activities and relationships.
•	Foster an atmosphere in which fair employment practices extend to every member of the diverse ComEd community.
•	Strive to create a safe workplace and to protect the environment.
•	Avoid all conflicts of interest between work and personal affairs.
•	Through leadership at all levels, sustain a culture where ethical conduct is recognized, valued and exemplified by all employees.

Who Must Follow the ComEd Code of Business Conduct

ComEd directors, officers and employees

The ComEd Code applies to all directors, officers, and employees of the Company.

Subsidiaries

An ComEd subsidiary may supplement this Code, as necessary, with its own implementing policies.

Third parties

All ComEd businesses must ensure that, either through contractual provisions or certification, others representing ComEd - such as consultants, agents, sales representatives, distributors, vendors, suppliers and independent contractors (“Suppliers”) - agree to follow applicable ComEd ethical and legal standards.

Supervisors and employees must:

•	Identify those persons and companies outside ComEd whose activities on behalf of ComEd may involve issues covered by the ComEd Code.
•	Require those persons and companies to agree to comply with relevant aspects of the ComEd Code.
•	Provide those persons and companies with appropriate education on the requirements imposed.
•	Take necessary action, up to and including terminating a contract with anyone representing ComEd, if the person fails to honor his or her agreement to abide by the ComEd Code.

Other Codes of Conduct

Since we operate in a heavily regulated industry, there may be other codes of conduct that apply to specific aspects of our business, for example the Federal Energy Regulatory Commission Standards of Conduct. Please note that all references to the Code in this document, unless otherwise stated, mean this Code of Business Conduct, which applies across ComEd and its subsidiaries.

2

CORPORATE CITIZENSHIP AND THE COMED COMMUNITY

Fair Treatment and Diversity

It is ComEd’s policy to provide equal employment opportunity and fair treatment for everyone. Whenever and wherever individuals engage in activities on behalf of the Company, they have a right to be free from prohibited discrimination. We will also actively seek to build an inclusive workforce. Our diverse employees are a competitive advantage, enabling us to make more informed business decisions and to better serve our diverse customer base. We are also committed to diversity in regard to our suppliers. Embracing diversity is not simply the right thing to do; it makes good business sense.

Main Obligations

•

Judge each individual based on qualifications, demonstrated skills and achievements, without regard to race, color, gender, national origin, age, religion, disability, sexual orientation, marital status, veteran status or other classifications protected by law

•	Promote an environment of inclusion and diverse ideas where communication is open, direct, honest, and respectful
•	Listen and speak with the goal of understanding the value that we each bring, and disagree respectfully, treating each other with dignity
•	Encourage free and open discussion and honestly communicate plans, expectations and results

Things to Watch Out For

•	The failure to consider qualified diverse candidates in hiring, promotion and other employment decisions
•	Making and acting on presumptions about any individual that are based on classifications protected by law

Harassment

We all have the right to work in an environment that is free from unlawful harassment or intimidation. Verbal or physical conduct by any employee that relates to characteristics protected by law and disrupts another’s work performance or creates an intimidating, offensive, abusive, or hostile work environment will not be tolerated. The Company will conduct a prompt investigation of any reported harassment. Appropriate corrective action will be taken where prohibited harassment has occurred.

Main Obligations

•

Speak up when a co-worker’s conduct makes you or others uncomfortable, and promptly report perceived harassment, when it occurs, to the supervisor, department lead, HR representative, or the Ethics and Compliance Office

•	Avoid making or tolerating insults, jokes, slurs, and solicitations or the display of pictures, cartoons or posters that relate to any protected characteristic
•	Provide a work environment free of unwelcome sexual advances, requests for sexual favors, and other unwelcome verbal or physical conduct of a sexual nature
•	If you are a supervisor, take reasonable steps to prevent and detect harassment and respond promptly when an employee reports alleged harassment

Things to Watch Out For

•	Comments or jokes with sexual, racial or ethnic innuendo
•	An employee who, on repeated occasions, is the subject of allegations of harassment or hostility by employees having the same protected characteristic

Drugs and Alcohol

ComEd is committed to maintaining a work environment that ensures the safety, health and welfare of employees and the public. As explained in detail in our Drug and Alcohol Policy, ComEd requires a drug and alcohol free workplace. Use of controlled dangerous substances and alcohol abuse may adversely impact productivity, workplace and public safety, and may jeopardize the Company’s assets.

3

If you have problems related to alcohol or drugs, you are encouraged to seek confidential assistance from the Employee Assistance Program or other qualified professionals. Employees may contact a program representative at 1-866-872-1666.

Main Obligations

•	Do not use, possess or be under the influence of drugs or alcohol while on duty, whether or not on Company premises, or while in Company vehicles
•	Whether or not on duty, comply with all laws and regulations governing use or possession of alcohol and illegal drugs
•

Inform the Company’s medical department or a supervisor if, for medical reasons, you are using prescription or non-prescription drugs that may impair alertness or judgment and jeopardize your safety or that of your co-workers

Things to Watch Out For

•	Inexplicable abnormal behavior by an employee
•	Signs of potentially being under the influence of alcohol, including, slurred speech, red eyes, uneven gait or stumbling, or the smell of alcohol on the person
•	Signs of potentially being under the inf1uence of drugs, including dilated pupils, smell of marijuana on the person, extreme mood and behavior swings, or possession of drug paraphernalia

Workplace Violence and Weapons

ComEd is committed to a safe working environment, free of threats, intimidation and physical harm.

Main Obligations

•	Do not engage in any violent behavior including assaults, fighting, threatening comments, stalking or any other similar behavior which endangers, or threatens the safety of employees, or the public
•

Do not possess any deadly or dangerous weapon, explosives or incapacitating devices while on duty or in Company vehicles, whether or not on Company premises, unless specifically authorized by the Chief Nuclear Officer or prior approval is obtained from the Chief Compliance Officer

Things to Watch Out For

•	Unusual physical contact with others
•	Overreaction to common workplace frustrations
•	Comments about plans to hurt another person or persons

Environment

ComEd will conduct its operations in a way that preserves and protects the environment, and complies with applicable environmental laws and regulations and other relevant standards to which the Company may voluntarily subscribe. We also promote a corporate culture where competitive initiatives are consistent with environmental stewardship, demonstrating environmental leadership though full compliance, pollution prevention and continuous improvement.

Main Obligations

•	Comply with all applicable environmental laws, regulations, and voluntary commitments, as a minimum
•

Integrate environmental risk analysis into business planning and operations - first, prevent pollution where possible, then reduce environmental impacts and implement cost-effective mitigation measures for environmental impacts that cannot be avoided

•	Utilize natural resources more efficiently to reduce environmental impacts and operating costs
•	Lead the industry in shaping public policy on strategic environmental issues
•	Partner with the communities where we operate to enhance the environment

4

•	Engage stakeholders and consider their environmental expectations in decisionmaking
•	Publicly communicate our environmental issues and performance

Safety and Health

ComEd will operate all aspects of its businesses in a manner that protects the safety and health of its employees, contractors, customers and the general public. We will foster a safety culture in which everyone believes that accidents and injuries are preventable and all employees understand their accountability for maintaining a safe and healthful workplace. Our work is never so urgent, nor the schedule so important, that it cannot be performed safely.

Main Obligations

•	Create a safety culture to achieve an accident and illness-free environment;
•	Comply with all applicable health and safety laws and regulations, industry and internal Company standards, as a minimum
•	Integrate safety risk analysis into business planning, engineering design, and operating decisions, to develop and implement effective hazard control measures and safety performance improvement
•

Promote the value of employee involvement in the prevention of injuries and illnesses -- including every employee’s right and obligation to question, stop and correct any unsafe condition or behavior -- and maintain an open and honest dialogue with our employees on health and safety issues and performance

•	Continually improve safety performance to become the safest electric and gas utility

Community Relations, Employee and Corporate Contributions

We are committed to being a good corporate citizen and we support and encourage employee involvement in community activities and professional organizations. We are also proud to provide financial support to thousands of charitable and civic organizations in the communities where our employees live and work. However, we must ensure that all contributions of money, property and services are properly authorized and comply with all Company policies and procedures and legal and regulatory requirements. We may not bring pressure on others to contribute to charitable organizations and may not use Company resources to solicit support for charitable causes without appropriate prior approval.

WORKING WITH CUSTOMERS AND SUPPLIERS

Customers purchase from companies that understand -- and sometimes even anticipate - their needs. We must satisfy fundamental customer needs like quality, reliability, and service, and in a way that is ethical and legal.

Main Obligations

•	Act in a professional, respectful and empathetic manner when listening and responding to customer inquiries and requests
•	Deal fairly with customers by being accurate, consistent and flexible when responding to customer inquiries and requests
•	Keep commitments to customers by following up through completion when resolving a customer’s inquiry or request and by working to prevent a recurrence
•	Work in a safe and responsible manner when on the property of a customer or other third party
•	Be mindful of the federal and state rules regarding relationships with affiliated companies as discussed in the section regarding Affiliate Rules
•	Accurately and appropriately represent all services in offerings or advertising, marketing and sales efforts

Things to Watch Out For

•	Failing to respond promptly and courteously to customer inquiries and requests
•	Failing to reasonably restore a customer’s or other third party’s property when work is completed
•	Discriminating against or providing preferential treatment to any customer

5

Third-party perception of ethical conduct is particularly critical in the case of employees involved in procurement activities, as well as other employees who are in a position to influence procurement decisions or relationships. Employees must comply with ComEd procurement policies and practices during any procurement activity including issuing requisitions, identifying potential suppliers, bidding, negotiating and contracting, awarding bids, sole source procurement, managing purchase orders and contracts and processing invoices.

Main Obligations

•

Make procurement decisions with integrity and based on criteria that will deliver the best total value to ComEd, such as quality, price, service, reliability, availability, technical excellence and delivery

•

Deal with all suppliers professionally, ethically and fairly and avoid the appearance of impropriety; specific restrictions on the exchange of gifts and entertainment are discussed in the section below entitled “Conflicts of Interest”.

•	Conduct ComEd business in good faith and resolve disputes quickly and equitably, where possible

Things to Watch Out For

•	Sole source procurements without sufficient justification
•	Frequent business entertaining with a supplier

6

CONFLICTS OF INTEREST

Conflicts of Interest Generally

ComEd is committed to making all business decisions objectively and solely on the basis of the best quality, service and price, or other similar competitive factors. A conflict of interest exists whenever the personal interests, activity, investment or association of a ComEd employee are inconsistent with the responsibilities of his or her employment or position. A loss to the Company need not occur for a conflict to exist.

Main Obligations

•	Avoid any activity, interest or association that could compromise the independent exercise of your judgment in the best interests of the Company
•	Act with an understanding that even the appearance of a conflict between personal interests and those of the Company can undermine trust and therefore must also be avoided
•	Seek guidance from your manager or the Ethics and Compliance Office whenever there is a question concerning a conflict between your personal interest and the interests of the Company
•	Promptly disclose all conflicts to the Ethics and Compliance Office and in your compliance certification

Things to Watch Out For

•

An employee or a member of the employee’s family receives a personal discount or other similar benefit from a ComEd supplier and the employee is in a position to influence ComEd decisions that impact the supplier

•	An employee approves the selection of a family member’s or close friend’s firm for work, even if the selection results in lower cost to ComEd
•	An employee having a material financial interest in an existing or proposed transaction to which the Company is or is likely to become a party
•	An employee having a material financial interest in property which the Company is acquiring or likely to acquire (Not applicable to property acquired under the Company’s Relocation Policy)
•

An employee having a material financial interest in a corporation, partnership or other entity that does business with ComEd or competes with the Company (except for insignificant stock interest in publicly held companies)

Gifts and Gratuities

To maintain unquestioned integrity in our business relationships, we must avoid being placed in an embarrassing position that might make it difficult to carry out our duties impartially.

Main Obligations

•

Employees, including members of their immediate families, may neither offer or give to, nor request or accept from a customer or any entity with which the Company does business, or is likely to do business a thing of value such as cash, bonuses, fees, commissions, gifts, gratuities, favors, loans, private or personal discounts (“Gifts”)

•

Understand that mementos, advertising novelties and souvenirs of a modest value customarily associated with legitimate business relationships, or other gratuities or things of similar value are not considered Gifts and are excluded from these restrictions

•

Understand that modest value is not subject to precise definition for all circumstances. In general, if it would appear questionable if printed in a newspaper article, it should not be provided or accepted

•	Understand that business entertaining is permitted as described under the heading “Business Entertainment”
•	If you receive a Gift of more than modest value you should return it with an explanation regarding ComEd’s policy and notify your manager or the Ethics and Compliance Office
•

Where it is customary and lawful in some foreign countries for business executives doing business with each other to give or exchange Gifts, respect these customs when appropriate, but only in accordance with U.S. and local laws

7

If you are unsure whether you may give or accept a Gift, call the Ethics and Compliance Office at 1-866-222-5315 or the Ethics Help Line at 1-800-23-ETHIC.

Business Entertainment

Business entertainment (e.g., meals and attendance at sporting or theater events) or invitations to business events is a common practice meant to promote good will and establish trust in business relationships. Such exchanges are acceptable if they are infrequent and of modest value.

Main Obligations

•	Do not accept any business courtesy that might be perceived as a bribe or payoff
•	Decline any offers of lavish meals, entertainment or business events
•

As a measure of whether a particular meal, entertainment or business event is lavish, employees may only accept offers or invitations if the associated expenses would be reimbursed by ComEd as a reasonable business expense, if not paid for by the third party

•	Avoid the offer or acceptance of frequent meals and entertainment from a continuing business Supplier
•

Employees may provide third parties with meals, entertainment, refreshments, transportation, lodging or incidental hospitality. Such expenditures, however, must have a valid business purpose, be modest, and be done within the framework of sound business judgment

•	Some areas of the Company, such as the Supply organization, may choose to implement stricter standards than the ones stated here

Corporate Opportunities

Employees owe a duty of loyalty to the Company and must act in the best interests of the Company’s legitimate interests.

Main Obligations

•	Do not deprive the Company of a business advantage or an opportunity
•	Do not take an opportunity discovered through the use of Confidential Information or your position for personal gain or advantage or for the gain or advantage of any third party
•	Do not use a Company Asset, Confidential Information or your position for personal gain or advantage or for the gain of advantage of any third party
•	Do not compete with the Company

Outside Activities

ComEd employees actively offer their time and talents to serve in public office and other positions in the community. ComEd supports the involvement of employees in the service to their communities since these activities are consistent with the Company’s strongly held core value of corporate citizenship. Likewise, employees may in some instances take on a second job with another business organization. Employees must ensure, however, that these outside activities do not exploit or conflict with their employment with ComEd or create or result in any conflict or appearance of conflict with the Company’s interests.

Main Obligations

•

Employees should report to their manager any public office or position they hold, disclose the potential for any conflict or appearance of any conflict to interested parties (including the Company), and disqualify themselves from Company decisions affecting their public or political constituency as well as any decisions in their public or political role that affect the Company

•

If an employee decides to accept work with another business organization, the employee must ensure that the outside work is strictly separated from and does not interfere with the employee’s position at ComEd or his or her loyalty to the Company

•

An employee may not accept outside work with a competitor, supplier or other entity likely to do business with the Company unless a waiver is requested and approved in accordance with Code requirements described under the heading “Waivers.”

8

Things to Watch Out For

•	Doing outside work on Company time or using Company Assets in outside work
•	Taking outside work that involves the sale of products or services to ComEd
•	Outside employment that interferes with your ability to dedicate the time and effort required to fulfill your responsibilities to ComEd

If you have any questions about whether a public activity or outside work is appropriate, seek guidance from your human resources representative or contact the Ethics and Compliance Office.

9

PROTECTING COMPANY ASSETS

Company Assets Generally

We are entrusted with valuable Company assets. They consist of all property that the Company owns or uses to achieve business objectives (“Company Assets”). They include: physical assets like land, facilities, vehicles, buildings, equipment and inventory; financial assets like cash, receivables, and investments; intellectual property such as confidential information, patents and trademarks; contract rights, licenses; and computers and information resources.

Main Obligations

•	Safeguard Company Assets and use them efficiently
•	Take reasonable care to prevent unauthorized use, damage, destruction, waste, loss or theft of Company Assets
•	Use or authorize the use of any Company Asset only for Company business purposes, regardless of condition or value
•	Do not sell, lend, borrow, give away or dispose of Company Assets, except with proper authorization

Things to Watch Out For

•	Using more of a Company Asset than is required for the project at hand
•	Using any Company Asset or any ComEd business relationship to secure credit or a loan

Confidential Information

One of ComEd’s most valuable assets is information. Our confidential information assets consist of information or knowledge, regardless of form, that ComEd considers private, that is not common knowledge outside the business or required by law or contract to be maintained as confidential, which might be of use to competitors or harmful to ComEd, if disclosed (“Confidential Information”). It is information or knowledge that a ComEd business develops or pays to have developed and to which ComEd has an exclusive right. Confidential Information that has commercial value to competitors or other entities that want to do business with ComEd is sometimes referred to as “proprietary information” or a “trade secret.” Examples of Confidential Information include information about ComEd facilities; systems; operations; finances; customers; suppliers; employees; business concepts and strategies; investment plans; development or construction plans; and marketing plans.

Main Obligations

•	Be vigilant to protect our Confidential Information
•	Safeguard Confidential Information by marking information accordingly, keeping it secure, and limiting access to those who need to know it in order to do their job
•

Do not divulge Confidential Information to persons outside of the ComEd business, except where such disclosure is appropriately authorized by an officer or legally mandated or where such disclosure is done pursuant to a confidentiality agreement

•	Do not share Confidential Information gained as a result of employment with ComEd with any individual, firm, or other organization after your employment with ComEd has ended
•	Apply these same protections to similar information supplied to us by vendors and customers

Things to Watch Out For

•

Failing to be cautious in situations that might result in the inadvertent disclosure of Confidential Information, such as when discussing Confidential Information in public areas like elevators, restaurants, public restrooms, and airplanes or in public education forums like seminars or lectures

•	Failing to completely and permanently destroy Confidential Information when discarding it

Further information may be found in Corporate Procedures, Protecting ComEd Information and Information Asset Protection.

10

Records Management

ComEd’s Records Management Corporate Policy and Procedure (Records Management Policy) provides the guidance required for the identification, management and maintenance of records required to conduct the Company’s business, as well as the guidance required to ensure the consistent and documented destruction of such records. Records for purposes of this provision include any documentary material or information created or received in the ordinary course of business, regardless of the specific nature, medium or form, including paper, photograph, microfilm, electronic, digital, audio or other media.

Main Obligations

•	Maintain, retain and destroy business records in accordance with the Company’s Records Management Policy and do not retain applicable records longer than necessary
•	Act with an understanding that almost all business records may become subject to public disclosure in the course of litigation or governmental investigations
•

Do not discard or destroy business records that might normally be destroyed under the Company’s Records Management Policy if those records are (1) relevant to a pending, threatened or reasonably anticipated legal or administrative action against the Company or (2) a regulatory or governmental investigation involving the Company or (3) a Company internal investigation

Things to Watch Out For

•	Altering, destroying, mutilating or concealing any record when an official proceeding or internal investigation is underway and the document relates to the subject matter of the proceeding
•	Failing to prevent others from destroying records that reasonably relate to an official proceeding or internal investigation

If there is any question as to whether a particular record should be maintained, seek guidance from the Corporate Secretary’s Office or the Legal Department as to its destruction.

Computer and Electronic Information Security

ComEd’s computer, telecommunications and other electronic information resources are Company Assets. They consist of all of the Company’s information technology infrastructure and applications such as computer hardware, software applications, networks, e-mail and voice mail systems. If employees remotely access ComEd systems or access third party systems through ComEd systems, the access also belongs to ComEd (collectively “Computer and Information Resources”).

Main Obligations

•	Use Computer and Information Resources only for Company business purposes and for the exclusive use of employees and authorized suppliers and their employees
•	Incidental personal use of these resources may be permitted so long as the use is reasonable and does not interfere with work responsibilities or expose ComEd to potential liability
•	Safeguard the integrity and confidentiality of Computer and Information Resources by protecting passwords, IDs and access only by authorized persons
•	Take precautions against intrusion by “viruses” from the Internet or unauthorized software. For more information, refer to the Information Asset Protection Corporate Procedure
•	Use Computer and Information Resources responsibly and in accordance with law and the Acceptable Use Corporate Procedure
•

Do not access, solicit, or transmit inappropriate messages or materials (e.g., sexually oriented, pornographic, violence or hate related, discriminatory, etc.) utilizing Computer and Information Resources. Such activity may, in certain situations, be illegal and may subject ComEd and the employee involved to civil and criminal sanctions

•

Employees should have no expectation of privacy while using Computer and Information Resources. ComEd reserves the right to monitor and restrict access to non-business related Internet sites and to refuse delivery of prohibited electronic messages or materials, as described above

11

Internal Controls

Management is accountable for establishing and maintaining a system of internal controls within an organization. Internal controls are those structures, activities, processes, and systems that help management effectively mitigate the risks to an organization’s achievement of objectives. Management is also accountable for the effectiveness of the Company’s internal control over financial reporting. Under Section 404 of the Sarbanes Oxley Act, this accountability encompasses ensuring there is clear, complete, fair and accurate reporting of financial and non-financial information pertaining to business transactions. Management is charged with this accountability on behalf of the organization’s stakeholders and is held accountable for this accountability by the ComEd Board of Directors.

Main Obligations

•	Prepare financial statements in accordance with Generally Accepted Accounting Principles (GAAP) and ComEd accounting procedures
•	Maintain a sound system of internal controls that provides reasonable assurance that:
•	operations and activities are effective and efficient
•	financial and operational accounting and reporting are full, fair, accurate, timely and reliable, and reflect the underlying performance
•	authority and accountability to conduct business is delegated in a manner that balances efficient decision-making with protection of ComEd’s assets and interests
•	adequate segregation of duties exists between authorization, creation, approval, custody, record keeping and reconciliation and
•	compliance with ComEd’s policies and practices and applicable laws and regulations is promoted, communicated and maintained

Employees are accountable for:

•

understanding and complying with the system of controls established and maintained by management in their respective organizations, to achieve the expectations contained in the Company’s policy on internal controls

•	recording all business transactions, events and conditions accurately and completely
•	ensuring that all transactions are properly authorized and approved, recorded and reported in a timely manner and are adequately supported and
•	reporting accounting or internal control deficiencies that have the potential to adversely affect the ability of the Company to record, process, or report financial or operations data

Employees are prohibited from:

•

falsifying data, information or records with respect to the Company’s finances or operations, including those related to, among other things: assets, liabilities, revenues, expenses and earnings; quality, safety and security; environmental performance; plant and equipment; claims; and timekeeping

•	accelerating, postponing or otherwise manipulating the accurate and timely recording of assets, liabilities revenues, expenses or earnings
•	creating off-book accounts or funds or making any other entry in any other record that intentionally misrepresents, conceals or disguises the true nature of any transaction, event or condition and
•

taking any action, either alone or with another employee or a supplier, to improperly influence, coerce, manipulate or mislead any auditor or investigator engaged in the performance of an audit or other review of the Company’s transactions, activities or operations, including its financial statements, financial transactions, or accounting or other internal controls

12

GOVERNMENT RELATIONS

Government Business

ComEd is committed to conducting its business with governmental agencies and officials consistent with the highest ethical standards and in compliance with applicable laws, regulations and rules. ComEd is also committed to cooperating with governmental enforcement investigators and law enforcement officials. Employees are free to speak to law enforcement officials in any matter, but are urged to contact the Legal Department whenever they are contacted by such officials regarding matters pertaining to ComEd business.

Main Obligations

•	Cooperate with governmental agencies and officials in a straightforward manner and exercise the utmost integrity at all times in conducting business with such agencies and officials
•	Provide forthright, responsive and timely disclosure of information in connection with the conduct of regulatory proceedings or in connection with responding to regulatory reporting requirements
•	Ensure that all responses to reasonable requests or inquiries from governmental agencies are accurate, complete and timely
•	Act professionally and with honesty and integrity when appearing before or interacting with government agencies
•	Do not interfere with or prevent any other employee or person from providing accurate information to any government official or agency
•

Understand and comply with the ethics codes applicable to the passing of benefits to state and federal legislators, their staff and officers or the staff of the executive branch and do not place such representatives in any conflict of interest, either actual or perceived

•	Report, in accordance with law, any benefits passed to federal and state officials

Things to Watch Out For

•	Giving anything of value to any governmental official
•

Passing, on behalf of the Company, any benefit, including entertainment, food and beverage, travel and lodging, honoraria, loans, gifts or other things of value, to a state or federal legislator or executive branch official without obtaining the prior approval of Government Affairs, External Affairs or the Legal Department

•	Incorrect or unauthorized cost-charging on government contracts
•	Failing to respond in a timely manner to information requests from governmental officials

Political Contributions and Lobbying

Personal Contributions

Employees have the right to participate in the political process and to engage in political activities of their own choosing. While involved in personal civic and political affairs, employees must make clear that their views and actions are their own, and not those of ComEd. If you have questions regarding personal political contributions or other personal political activity, seek guidance from the Legal Department, Government Affairs, or the Ethics and Compliance Office.

Main Obligations

•

Employees may not solicit contributions from other employees for personal political purposes on Company time and may not require other employees, including secretarial or other support staff, to perform tasks in support of an employee’s personal political activities

•	Employees may use an insignificant amount of Company resources, such as phones, fax machines or office supplies for their personal political purposes, where state law permits
•	Employees may make personal political contributions, but will not be reimbursed for such contributions by the Company

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Corporate Contributions and Lobbying

Federal law places limits on a corporation’s ability to participate fully in the political process, especially by imposing prohibitions on corporations from making contributions of any kind to a candidate, political party, or political committee in connection with a federal election. Some states impose similar restrictions on making corporate contributions and conducting activities to support state or local candidates. Certain limited activities, including political action committees and lobbying, are allowed and should be coordinated by Governmental Affairs. If you have questions regarding corporate contributions or lobbying, seek guidance from the Legal Department, Government Affairs, or the Ethics and Compliance Office.

Main Obligations

•	Employees who do not have policymaking, managerial, professional or supervisory responsibilities may not ever be solicited for federal political contributions
•

Since some states where we operate allow corporations to participate more broadly in the political process than others, decisions with respect to making corporate contributions and conducting activities to support state or local candidates or campaigns should be reviewed in advance with Government Affairs, the Legal Department or the Ethics and Compliance Office

•

Certain management level employees at ComEd and its subsidiaries can use Company-connected Political Action Committees (PACs) to participate in political matters, and can be approached at work to contribute to PACs; employee contributions to any Company-connected PAC are strictly voluntary

•

Employees should not provide any gift to governmental officials, or contact a government official on behalf of the Company unless they are specifically authorized to do so by Government Affairs and have met any governmental registration or reporting requirements

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LEGAL AND REGULATORY COMPLIANCE

Senior Officers

In addition to all other provisions of the Code, ComEd’s Chief Executive Officer, Chief Financial Officer and other senior officers must adhere to and advocate certain principles in connection with discharging their responsibilities:

Main Obligations

•	Act honestly and ethically, including the ethical handling of actual or apparent conflicts of interest between their personal (including those of family members) and professional relationships
•	Establish an environment in the workplace that promotes honest and ethical behavior
•

Make full, fair, accurate, timely and understandable disclosure in reports and documents that the Company or any subsidiary files with, or submits to, the Securities and Exchange Commission (“SEC”) and in other public communications made by the Company

•	Ensure that the internal controls around financial reporting are properly designed and effective in compliance with the Sarbanes-Oxley Act of 2002 and other applicable laws and regulations
•	Comply with applicable governmental laws, rules and regulations
•	Promote accountability for adherence to the Code, including these provisions, and uniformly administer the Code so as to deter wrongdoing
•	Make prompt internal reporting of violations of these requirements to ComEd’s Ethics and Compliance Counsel or other legal counsel

In order for these executives to be effective in meeting these principles, all employees must act with the same high regard for fairness, honesty, accuracy and good faith.

Insider Trading or Dealing and Stock Tipping

ComEd is committed to fair and open markets for buying and selling its public securities. Federal law prohibits employees from buying or selling any Company equity or debt security based on material information obtained in the course of employment if the information is not available to the general public (“Inside Information”). Material information is information (whether favorable or unfavorable) that a reasonable investor would consider important in deciding whether to buy, sell or hold a security of the Company. ComEd’s policy requires full compliance with applicable laws and avoiding even the appearance of insider trading, insider dealing or tipping.

Insider trading or dealing means buying or selling stock or any securities while in possession of inside information about the Company. Stock tipping means disclosing Inside Information about ComEd or any other company to another person to enable that person to buy or sell stock or other securities on the basis of such information.

Employees with questions should consult with the Corporate Secretary or the Ethics and Compliance Office.

Main Obligations

•	Never buy, sell or trade the stock or securities of the Company while you have Inside Information about the Company
•	Abstain from buying, selling or trading securities of all companies until the Inside Information has been publicly available for at least two full NYSE trading days
•	Also abstain from making buy or sell recommendations to anyone else while in possession of Inside Information
•	Only disclose Inside Information within the ordinary course of ComEd business and only to those who have a clear need to know
•	Members of the Board of Directors, officers and certain designated employees are required to obtain approval from the Office of the Corporate Secretary prior to any purchase or sale of ComEd stock
•	Refer to the Buying and Selling ComEd Securities Corporate Procedure

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Things to watch out for

•	Failing to avoid the appearance that any ComEd employee is trading is on inside information by engaging in “short sales” or trade in market options such as puts or calls on ComEd securities
•	Using or passing trading tips if there is any reason to believe that the information may have originated from someone with Inside Information

SEC Code of Professional Conduct

The SEC has established a code of professional conduct applicable to attorneys who advise the Company on matters that may relate to the Company’s SEC filings. The rules require the Company’s attorneys to report up-the-ladder within the Company evidence of wrongdoing by the Company or its Directors, employees or agents. ComEd has adopted a policy to assist its attorneys to understand and comply with the SEC’s rules.

Affiliate Non-discrimination

The Federal Energy Regulatory Commission and the state utility commissions in New Jersey, Pennsylvania and Illinois have adopted regulations governing the business dealings between utility subsidiaries of ComEd Energy Delivery Company (collectively referred to as “EED”) and its affiliates to ensure that resources and assets of the regulated businesses of the Company are not used to subsidize or give an unfair advantage to other lines of the Company’s business. Employees must comply with all of these regulations and similar Tariff provisions applicable to business conducted by the utilities. Some examples of these include: the FERC Standards of Conduct, the Pennsylvania Code of Conduct, the Illinois Affiliate NonDiscrimination Rules and the New Jersey Affiliate Standards Rules.

Main Obligations

•	EED’s transmission operation must function independently from the operations of any of its affiliates
•	Employees may not give non-public information regarding EED’s market or its transmission and distribution systems to any third parties, including affiliates, on a preferential basis
•

Employees may not give preferential treatment regarding EED customer leads or transmission and distribution systems to any seller of electric energy natural gas or energy services, whether an affiliate or a competitor

•	EED customer information may be provided to third parties, including affiliates, only with the written consent of the customer
•	EED employees may not provide leads, preferences or similar benefits designed to provide a competitive advantage for any competitive business segment of EED or any affiliate
•	Costs must be appropriately charged or allocated between the regulated and other business functions of EED and between EED and its affiliates

If you are uncertain about these regulations or have questions regarding their implementation or interpretation, contact the Legal Department for guidance.

Energy Trading Rules

ComEd is committed to lawful and ethical practices in connection with conducting all of the Company’s businesses. The Company’s electric power and gas supply and trading operations have a special set of rules that must be followed.

Main Obligations

•

Engage only in transactions with a legitimate business purpose and economic substance and not in transactions intended to artificially boost revenues or volumes or manipulate market prices, market rules or market conditions

•	Operate and schedule generating facilities, undertake maintenance, declare outages and commit or otherwise bid supply in a manner that complies with applicable power market rules
•	Comply with the rules and reliability requirements of transmission system operators in the dispatch of generation units and scheduling of power transactions
•

Disclose accurate and consistent information, in compliance with all applicable rules and requirements, to regulators and market monitors and to the media, including market publications and publishers of surveys and prices

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•	Prepare and maintain adequate and accurate documentation of all trading transactions

Things to watch out for

•	Discussing with other market participants the price or supply of any commodity or other factors that may bear on competition
•	Engaging in simultaneous offsetting buy and sell trades or other activities that may artificially affect reported revenues, trading volumes and prices
•	Engaging in transactions or scheduling resources that have the appearance of creating market congestion
•	Making trades that are not properly and promptly recorded, or are expected in a non-conventional manner (i.e., cell phone versus recorded line)

Antitrust and Unfair Competition

Antitrust laws promote, preserve and protect competition and are a critical part of the environment in which ComEd operates. Violations of competition laws may expose ComEd and individual employees to criminal and or civil liability and associated penalties, including monetary damages, fines and even imprisonment.

Antitrust laws are complex. They generally prohibit joint action that restrains competition, as well as improper unilateral action that either propels one competitor into a monopoly position in the market or seriously threatens to do so. Other aspects of the antitrust laws prohibit certain types of discrimination in pricing and unfair trade practices. Employees who interact with customers, competitors or suppliers and anyone who believes that he or she is dealing with a situation that might have antitrust implications, should consult with the Legal Department or the Ethics and Compliance Office.

Foreign Corrupt Practices Act

The Foreign Corrupt Practices Act (“FCPA”) has two main provisions. The anti-bribery provision makes it a crime to promise or give anything of value to foreign governmental or political officials or their agents to obtain or retain business, obtain any improper advantage or otherwise influence their judgment in the performance of official duties.

The FCPA also requires that publicly held companies, like ComEd, maintain accurate books, records and accounts and devise a system of internal accounting controls sufficient to provide reasonable assurance that, among other things, the Company’s books and records fairly and accurately reflect business activities and transactions. It is ComEd policy to present financial statements fairly and accurately and in accordance with generally accepted accounting principles.

Sales and Marketing Competitive Practices

While information about our competitors is a valuable asset, federal law and our Code require that we obtain this information legally.

Main Obligations

•	Do not solicit or accept trade secrets or other competitive information about a competitor that you know to be confidential or proprietary or know to have been obtained through unlawful means
•	Do not make misrepresentations in connection with collecting competitive intelligence
•	Do not solicit a competitor’s or supplier’s past or present employees to induce disclosures of proprietary information from them

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CODE OF CONDUCT PROCESSES AND RESOURCES

Waivers

A waiver of any provision of the Code will be made only in exceptional circumstances for substantial cause. Requests for waivers must be submitted to the Corporate General Counsel, or his or her designee, for review and resolution. Any request for a waiver by any Director or Executive Officer must be submitted to the Board of Directors or a Board Committee. All waivers will be reported to the ComEd Ethics and Compliance Council. In addition, any waiver of a provision in the Code for any Director or Executive Officer will be disclosed to stockholders.

Certification of Compliance

Directors and non-represented employees and, in certain instances, independent contractors must complete each year a certification of compliance questionnaire. A completed certification questionnaire is a condition of employment for all non-represented employees. Directors will certify compliance with the Code in connection with the completion of their annual questionnaire.

Independent contractors required to complete the questionnaire are those who have access to Confidential Information, as defined in the Code, or those engaged in contract administration activities for ComEd such as verification of services and review and approval of invoices. The certification questionnaire is an acknowledgement of understanding and a selfassessment of Code compliance.

The certification questionnaire is administered on a confidential basis by the Ethics and Compliance Office. Exceptions that identify suspected violations of the law or this Code will be managed in accordance with the provisions stated below in “Reporting and Investigating Violations.”

Reporting and Investigating Violations

ComEd’s success in achieving legal and ethical compliance depends on each employee not only conducting his or her responsibilities in accordance with the law and the Code, but also by reporting matters that raise compliance or ethics issues.

Employees must report potential violations of the law or the Code by using one of the resources described in this section. Employees may be disciplined up to and including discharge for the failure to report a Code violation where they have a reasonable basis to know that a violation is occurring or has occurred. Employees who knowingly submit false reports will be subject to disciplinary action. If an employee self-reports wrongdoing, it will be a factor considered by management in connection with any discipline imposed for a violation of the law or the Code.

All reports alleging violations of the law or the Code will be treated confidentially to the extent possible under the circumstances. A prompt, thorough and independent investigation will be conducted of reported concerns. Employees are required to cooperate in any investigation of a compliance or ethics concern. Reported concerns regarding accounting, internal accounting controls or auditing matters will be reported to the Audit Committee of ComEd’s Board of Directors.

If an investigation discloses the need for corrective action, ComEd will implement appropriate corrective action to prevent recurrence.

The Ethics and Compliance Office

Because compliance and high standards of ethical behavior are important to the Company, employees must have access to additional guidance from a knowledgeable person when circumstances require. ComEd is committed to providing employees with the resources necessary to help them understand the Code, resolve compliance and ethics questions and report any compliance or ethics concerns. In this regard, ComEd employees have several options.

Managers and supervisors are an initial source of guidance for employees and an appropriate channel for questions or reporting compliance or ethics concerns. Each employee is encouraged to contact his or her manager or supervisor to discuss issues of interpretation or to report concerns with respect to compliance with the law or the Code.

The Ethics and Compliance Office is another avenue for seeking guidance on Code interpretation or reporting concerns. The office reports to the Corporate Secretary and its staff includes an Associate General Counsel accountable for administering the ethics and compliance program. The Ethics and Compliance staff may be reached by phone, e-mail, regular mail, or in person. Contacts may

18

be made anonymously. All contacts will be treated confidentially to the fullest extent possible. Reports to the Ethics and Compliance Office will be handled promptly, thoroughly, fairly, and discreetly.

Other avenues for guidance and reporting concerns in their respective areas are: Human Resources, Legal, Corporate Security, Internal Audit and Environment, Health and Safety.

ComEd employees may also contact the ComEd Help Line at 1-800-23-ETHIC, which is further described below.

Ethics and Compliance Help Line/Compliance Reporting Website

If employees are uncomfortable talking to someone at their location or at the Company regarding Code guidance or a concern, they may call the ComEd Help Line at 1-800-23-ETHIC. The Help Line is dedicated solely to answering questions concerning the Code and for reporting compliance or ethics concerns related to suspected violations of the law or the Code. Caller ID is not used and no attempt is made to identify the caller. Anonymous callers who wish to follow up on their call will be assigned a confidential case number and will be advised if additional information is required before an effective investigation can occur.

All calls to the Help Line are answered by an independent third-party contractor that maintains the service. The service is multilingual and is available 24 hours a day, seven days a week, 365 days a year. Once the call is complete, a report of the call is forwarded to the Ethics and Compliance Office for review and appropriate follow-up action, as described under the heading “Reporting and Investigating Violations.”

The contractor managing the Help Line may monitor calls for quality assurance purposes. Any quality assurance recordings will not be made available to the Company. The Help Line will communicate with employees about their specific issue or concern, but will not provide confidential information about the investigation to any employee. The Help Line will coordinate all communications with and from employees with ComEd’s Ethics and Compliance Office.

Employees may also access the Report an Ethics Concern web link to request a Code interpretation or report a concern. The Report an Ethics Concern link can be accessed through the ComEd intranet website by selecting the link “Report an Ethics Concern” or by entering: www.compliance-helpline.com.

The Help Line and the Report an Ethics Concern web link are valuable resources and are made available to employees to request advice or report compliance or ethics concerns related to the Code. Employees are encouraged to use them.

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RETALIATION

Any individual may in good faith report a concern regarding the conduct of another person or cooperate in any investigation regarding a suspected violation of the law or the Code without fear of reprisal, harassment, discrimination or retaliation of any kind. Any form of reprisal against an individual because the individual raised a matter of conduct or cooperated in an investigation is contrary to our culture and values -- and it will not be tolerated. A person who engages in any act of retaliation will be disciplined, up to and including termination.

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VIOLATIONS AND PENALTIES

ComEd considers this Code of Business Conduct to be of the utmost importance. Accordingly, it will be appropriately enforced at all levels. Violations of this Code will not be tolerated.

Discipline may be taken against any employee who:

•	Authorizes or participates in actions which violate the law or this Code
•	Fails to report a Code violation where there is a reasonable basis to know that a violation is occurring or has occurred
•	Fails to cooperate with an investigation or intentionally conceals information or otherwise intentionally obstructs an investigation concerning a suspected violation of the law or the Code
•	Retaliates or discriminates in any way against anyone who in good faith reports a suspected violation of the law or the Code by another person
•	Retaliates or discriminates in any way against anyone who cooperates in any investigation of any such suspected violation or
•	Fails to complete or falsely completes a certification of compliance questionnaire

Discipline may include, but is not limited to, a reprimand, performance improvement plans, temporary suspension, demotion, financial sanctions, reimbursement for ComEd’s losses or damages, and termination. The Company may as appropriate refer matters involving wrongdoing under the Code to law enforcement for criminal prosecution.

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CONCLUSION

Ethical Decision Making

One of the primary goals of the Code is to enable employees to make ethical business decisions. The Code establishes a set of common expectations for behavior in areas that are vital to the Company’s reputation and that pose ethical or legal concerns.

Employees may find it helpful to ask the following questions before taking action in specific situations:

•	Is your action honest in every respect?
•	Will your action comply with the intent and purpose of the Code?
•	Does it conform to ComEd’s policy?
•	Could you defend your action in front of supervisors, fellow employees, the general public and your family?
•	Do you feel comfortable taking the action?

In judging the appropriateness of any action, employees should be able to answer yes to each of these questions. If you are still unsure or uncomfortable with your course of action, please seek assistance.

The Company relies on the personal judgment and thoughtful behavior of each employee in conducting Company business. Ultimately, employees are personally accountable for their decisions and should discuss ethical questions with a supervisor, manager, or any of the other resources identified in this Code, or call the Ethics and Compliance Office Help Line at 1-800-23-ETHIC. Employees who feel uncomfortable discussing ethical questions with a supervisor or manager are encouraged to contact the Ethics and Compliance Office or call the Help Line at 1-800-23-ETHIC.

Accountability

Each employee is accountable for understanding and complying with the Code and compliance is a condition of employment. Managers have the additional accountability to create an environment that encourages ethical conduct and a commitment to compliance with the law.

•	Managers, in collaboration with the Ethics and Compliance Office, are accountable for the following
•	Knowing and communicating the laws and regulations that affect their respective areas of operation
•	Assessing the potential for unethical or illegal conduct in their respective areas of operation and taking action to mitigate it
•

Supporting a system for reporting concerns about ethics and unsafe conduct that protects employee confidentiality and anonymity to the fullest extent possible and ensures there is no retaliation against any employee for reporting a concern in good faith

•	Monitoring and documenting compliance with the Corporate Compliance Program and
•	Consistently administering disciplinary action regarding ethical misconduct and violations of the Code
•	Each of us is accountable for following the law, complying with ComEd and business unit policies and procedures, and striving to live up to our own values as well as those of ComEd

Committing an illegal or unethical act as a ComEd employee, agent, or supplier is never justifiable.

Each employee must conduct his or her business for the Company in accordance with this Code of Conduct. All of our stakeholders, including employees, customers, regulators, investors and suppliers, expect it, and our success depends on it.

The Code is not a contract of employment and is not intended to create any contractual obligations on the part of ComEd. It does not alter the existing at-will employment relationship between ComEd and its employees. Labor organizations that represent employees have been placed on notice that the Code is included in the work rules applicable to their members.

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EXHIBIT L

***

Copy to be provided and appended hereto.

L-1

Corporate Policy	HR-AC-70
Revision 3
Human Resources	Page 1 of 5

USE OF CONTRACTORS

APPLICABILITY

This policy applies to employees of an Exelon subsidiary, affiliate or related Company as set forth below.

This Policy applies to the ***.
When a *** is also a***, the restrictions described in the *** also apply to such ***.

*** of this *** must be *** prior to *** by a ***, provided that a *** may be in compliance within *** days after ***.

*** relating to the ***. Where this Policy *** the terms of a ***, or any *** of such ***, it is the *** of the *** and the *** apply this *** in accordance with ***.

***

*** in this Policy is intended to, and this Policy does not, alter the *** or *** or any ***. *** retains the ***.

***.

L-1

Corporate Policy	HR-AC-70
Revision 3
Human Resources	Page 2 of 5

1.	PURPOSE
1.1.

Exelon has established a policy regarding the *** to perform services. The Policy is intended to avoid situations in which Exelon might be considered a common law or joint *** of a ***. Please refer to Attachment A for guidelines regarding the ***. In addition to the rules described in this Policy, in all cases the *** must be approved by the vice president of the applicable business unit. *** shall be approved only in cases where it is determined that doing so is necessary to meet a critical *** requirement.

1.2.

***, reserves the right to determine whether any *** shall be ***. *** who was *** and whose *** shall not be *** for a period of at least *** years following the ***. In addition, a *** under an *** shall not be *** as a ***.

2.	TERMS AND DEFINITIONS
2.1.	For purposes of this Policy, the following words and phrases shall have the following meanings when capitalized herein:
2.1.1.	“***” means an individual who is not classified on *** and is paid by Exelon to provide *** under a written***, between such individual as an individual and Exelon.
2.1.2.	“***” means an individual who is either an *** or a *** and who is not classified on ***.
2.1.3.	“Employee” means an individual performing services who is classified on Exelon’s payroll as a regular or temporary employee.
2.1.4.	“Exelon” means Exelon Corporation or any of its Subsidiaries.
2.1.5.

“***” means an individual (other than a ***) who is paid by Exelon for performing services and whose income is ***. For this purpose, payment for such services to a company, firm or other person that is substantially owned by or related to such individual, and that does not perform substantial services for companies unrelated to Exelon, is considered payment to that individual.

2.1.6.	“Outage” means the temporary supplementing of the Exelon workforce during refueling and plant outages and storm restoration activities for the specific purpose of assisting with such tasks.
2.1.7.

“Outsourced” means the transfer of service responsibilities previously performed by Employees to an outside service company or the performance by an outside service company of a new service, not then performed by Employees in the same business unit. Outsourced service may include the use of a *** to solely manage other Third Party Contractors provided by the same third party employer or leasing organization. (e.g., certain *** under Alliance arrangements).

2.1.8.

“Project” means a temporary service or process with specified deliverables and start and end dates, that is wholly managed and performed by one or more ***. A Project may include turnkey and certain types of audit work.

2.1.9.

“Retiree” means a former Employee whose employment was *** at the time of such former Employee’s termination of employment, and who previously received, is eligible to receive or is currently receiving benefit payments under a Retirement Plan.

2.1.10.	“Retirement Plan” means any of the following tax-qualified retirement plans: ***.
2.1.11.	“Subsidiary” means any company or other entity in which Exelon currently owns, directly or indirectly, an 80% or greater interest (either by value or voting control).

L-1

Corporate Policy	HR-AC-70
Revision 3
Human Resources	Page 3 of 5

2.1.12.	“***” means an individual who is performing services pursuant to the terms of a contract between Exelon and an ***, and who is paid ***. A *** may include ***.
3.	MAIN BODY
3.1.	*** (e.g. Staff Augmentation other than described in 2 below)
3.1.1.	A *** may work on Exelon’s business, provided that the following conditions are met:
1.

*** obtains a *** from the *** that includes: 1) a *** that the *** will not *** on ***, other than in a ***, for a total period of more than ***; 2) a *** in all ***; 3) a *** whether the ***; and 4) a *** that the *** will not *** as an ***, while *** as a ***.

***.	*** may not *** as a *** on ***, other than in a ***, once the *** has worked on *** for a total period in excess of ***.
***.

*** provided by *** is used and *** must at a minimum *** that *** will: 1) be *** for a total period in excess of ***, other than in a ***, with or without a ***; 2) have *** from the *** reported on ***; and 3) *** until the *** from the *** is *** and provided to the ***. In addition, *** shall require *** to *** for any *** is an ***, *** of any ***. *** must be approved by *** and an ***.

***.	*** obtained through the appropriate ***. Note: the use of a *** as a *** for *** and is a ***.
***.	*** with the requirements in ***.
3.2.	OUTSOURCED, PROJECT OR OUTAGE FUNCTIONS
3.2.1.	Generally, a *** may perform Outsourced, Project and Outage functions, provided that the following conditions are met:
1.	*** obtains a *** from the *** that includes: 1) a ***; 2) a *** whether the *** is a ***; and 3) a *** that the *** will not *** as an ***, while *** as a ***.
***.

*** provided by *** for *** and *** must at a minimum specify that *** will *** on *** until the *** from the *** and provided to the ***. In addition, *** shall require *** to *** and *** for any *** is an *** of any***. Any *** to the *** must be *** and an ***

***.	*** are obtained through the appropriate ***. Note: the use of *** as a *** for *** is *** and is a ***.

HR-AC-70
Revision 3

***.	The determination of whether a *** is *** must be ***.
***.	*** complies with the requirements in ***.
***.	***, if the work of a *** who performs an ***, *** is *** in the *** of ***, such *** will be subject to the ***.
3.3.	*** (OTHER THAN *** IN 4 BELOW)
3.3.1.	*** may not work on Exelon’s business.
3.4.	***
3.4.1.	*** may work on Exelon’s business provided that the following conditions are met:
1.	*** must be *** or *** and the *** of the applicable ***.
***.	*** provides a *** that is no longer than *** and does not ***.
***.	*** under the *** do not include any *** or the same or similar *** the *** while an ***.
***.	*** includes a *** in all ***, and has been ***.
4.	ATTACHMENTS
4.1.	Guidelines for using ***

Approved:	/s/ S. Gary Snodgrass	6-23-06

	Executive Vice President, Chief Human Resources Officer	Date

HR-AC-70
Revision 3

ATTACHMENT A

***

In addition to the conditions described in the ***, *** shall not:

***	*** in ***, unless the *** is identified as a *** on the ***;
***	***, unless the *** is identified as a *** on the ***;
***	*** or be *** on ***;
***	***;
***	***;
***	***;
***	***;
***	***, unless the *** toward managing the *** such as ***, including ***, if the *** is an *** of that *** that are *** may also ***;
***	***;
***	***;
***	***;
***	***.

The following guidelines also apply to the use of contractors:

•	Contractors should not:

******;

******;

******;

******.

•	Exelon Employees shall not:

******;

******;

******, except for *** defined in *** of the ***;

******;

****** (however, an *** may have ***

EXHIBIT M

***

•	Addressing – ***
o	IPv6
o	IPv4
•	Networking Protocols
***	Layer 3 IP protocols: ***
o	Layer 2 RF:
•	Smart Metering
o	ANSI C12.18
o	ANSI C12.19
•	Distribution Automation
o	DNP3 (IEEE 1815)
***	Modbus ***
•	Home Area Network
***	***
o	ZigBee SEP 1.0
o	ZigBee SEP 1.1 ***
***	***
o	IEEE 802.15.4 radio at 2.4 GHz
•	Interfaces
o	Serial (RS-232)
o	Ethernet (RJ45)
***

Back office – the Silver Spring *** application suite supports a servicesoriented back-office architecture via standard web service interfaces or APIs. *** are defined in a ***, which is based on the ***. *** include *** and ***.

•	Security
o	NIST IR 7628
•	Equipment environmental standards:
o	AP and Relay are IP65 enclosure, Bridge is IP50 enclosure
•	IEC 61850-3 ***
•	IEEE 1613 ***

M-1

EXHIBIT N

SCOPES OF WORK

Copies to be provided and appended hereto.

N-1

Amendment #1
Amended and Restated Services and Material Agreement

This Amendment Number 1(“Amendment #1”), effective as of January 1, 2014 (“Amendment #1 Effective Date”), between Silver Spring Networks, Inc. (“Silver Spring”) and Commonwealth Edison Company (“ComEd”) amends the Amended and Restated Services and Material Agreement, dated January 25, 2012, between Silver Spring and ComEd (the “Agreement”). Silver Spring and ComEd are referred to herein as the “Parties” or a “Party,” as applicable. Capitalized terms not defined in this Amendment #1 will have the same meaning as in the Agreement.

The Parties agree to amend the Agreement as follows:

1.	Delete Section 2.5 of Exhibit N – Statement of Work (“AMI SOW Full Deployment”) and replace in its entirety with the following:

2.5. Network Optimization. In Optimization, the layout of the NAN, Equipment configuration and implementation are validated by performing a variety of tests. As a result of such tests, Silver Spring may adjust its network design to require additional or relocated Equipment.

2.	Delete Subsection 2.5.2.2 of Exhibit N – Statement of Work (“AMI SOW Full Deployment”) and replace in its entirety with the following:

2.5.2.2. Ensure that the *** have been installed in a *** allowing efficient ***. Only after the *** have been *** may ComEd initiate *** of such ***.

3.	Delete, in its entirety, Section 4.4 of Exhibit N – Statement of Work (“AMI SOW Full Deployment”).
4.	Delete Section 4.1 of Attachment 3 (“Service Levels and Service Level Credits”) to Exhibit N – Statement of Work (“AMI SOW Full Deployment”),and replace in its entirety with the following:

4.1. On-Demand Meter Read Requests. The UIQ System will successfully execute at least *** of all (a) ***, (b) *** and (c) *** made by ComEd for *** which are actively communicating. An *** is a single transaction to a single ***, initiated by a *** of the UIQ system. An *** does not include *** targeted at multiple *** (e.g. ***). For the purposes of calculating this Service Level, multiple attempts to connect with a single device within a *** will count as *** targeted at an *** which was not read in the previous *** will be ***; and *** Initiated by system-level accounts ***.

5.	Delete Section 5.1 of Attachment 3 (“Service Levels and Service Level Credits”) to Exhibit N – Statement of Work (“AMI SOW Full Deployment”), and replace in its entirety with the following:

5.1. Availability. The UIQ application will be available to and accessible by ComEd and *** of the time via (a) a web browser client and (b) web services interface. A determination of availability will be based on ***. This metric will be measured by *** to the *** with valid username/password, looking for a *** on the homepage and validating it against the ***. This measures the availability of the hosted environment by *** of the application ***.

6.	Delete, in their entirety, the following Sections or Tables in Attachment 3 (“Service Levels and Service Level Credits”) to Exhibit N – Statement of Work (“AMI SOW Full Deployment”):
a.	Section 3.2
b.	Table 4.2
c.	Section 6 (including the Table contained therein)

7.

The following tables (including pricing notes) replace in their entirety the tables (including pricing notes) of the same title set forth in Section 3 (“Software-as-a-Service”) of Attachment 4 (“Pricing”) to Exhibit N – Statement of Work (“AMI SOW Full Deployment”):

***
***	***	***	***	*** ***
***	***			***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***				***

***: ***.

***: ***.

***.

***.

***.

***.

***.

***.

***.

***.

***.

.

***: ***.

***: ***.

***

***
***	***	***	***	*** ($***)
***	***			$***
***	***	***	$***	$***
***	***	***	$***	$***
***	***	***	$***	$***
***	***	***	$***	$***
***	***	***	$***	$***
***	***	***	$***	$***
***	***	***	$***	$***
***	***	***	$***	$***
***	***	***	$***	$***
***	***	***	$***	$***
***				$***

***: ***.

***: ***.

***.

***.

***.

***.

***.

***.

***.

***.

***.

***.

***: ***.

***: ***.

***
***	***	***	***	***
***	***			***
***	***	***	***	***
***	***	***	***	***
Total				***

***: ***.

***: ***.

***: ***.

***
***	***	***	***	***
***	***			***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
Total				***

***: ***.

***: ***.

***: ***.

8.	***:

***
Skill Level	Catalog Number	Total ($USD)	Billing Schedule
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
Total		***

*** : ***:

o	***
o	***

*** : ***.

*** : ***.

*** : ***.

***
Item	Catalog Number	Qty	Price / Unit ($USD)	Total ($USD)
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
Total				***

*** : ***.

*** : ***.

***
Item	Catalog Number	Qty	Price / Unit ($USD)	Total ($USD)
***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
Total				***

*** : ***.

*** : ***.

***
Item	Catalog Number	Qty	Price / Unit ($USD)	Total ($USD)
***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
Total				***

*** : ***.

*** : ***.

***
Item	Catalog Number	Qty	Price / Unit ($USD)	Total ($USD)
***	***	***
***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***

***	***	***	***	***
***	***	***	***	***
Total				***

*** : ***.

*** : ***.

*** : ***.

***
Item	Catalog Number	Qty	Price / Unit ($USD)	Total ($USD)
***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
Total				***

*** : ***.

*** : ***.

9.

Integration; Conflict. The foregoing provisions shall govern notwithstanding any contrary provision in the Agreement or any previously executed agreement between the Parties. Except as otherwise expressly provided or modified herein, the (i) terms and conditions of the Agreement remain in full force and effect, and (ii) this Amendment #1 and the Agreement constitute the entire and exclusive agreement between the Parties regarding the subject matter hereof, and supersede all proposals and prior agreements, oral or written, and all other communications. In the event of a conflict between this Amendment #1 and the Agreement, this Amendment #1 shall govern.

IN WITNESS WHEREOF, the Parties have caused this Amendment #1 to be executed by their duty authorized representatives.

Commonwealth Edison Company		Silver Spring Networks, Inc.

By:	***	By:	***

Name:	***	Name:	***

Title:	***	Title:	***

Date:	10-27-14	Date:	10-28-14

Approved by Legal:
/s/ ***
***

Amendment #2 “Development Environment for GridScape”
Amended and Restated Services and Material Agreement

This Amendment Number 2 (“Amendment #2”), effective as of November 1, 2014 (“Amendment #2 Effective Date”), between Silver Spring Networks, Inc. (“Silver Spring”) and Commonwealth Edison Company (“ComEd”) amends the Amended and Restated Services and Material Agreement, dated January 25, 2012, between Silver Spring and ComEd (the “Agreement”). Silver Spring and ComEd are referred to herein as the “Parties” or a “Party,” as applicable. Capitalized terms not defined in this Amendment #2 will have the same meaning as in the Agreement.

The Parties agree to amend the Agreement as follows:

1. Add the following table (including pricing notes) to Section 3 (“Software-as-a-Service”) of Attachment 1 (“Pricing”) to Exhibit N‑2 – Statement of Work (“DA SOW Full Deployment”):

***
Item	Catalog Number	Qty	Price / Unit ($USD)	Total ($USD)
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
Total				***

*** : ***.

*** : ***.

*** : ***.

*** : ***.

*** : ***.

2. Integration; Conflict. The foregoing provisions shall govern notwithstanding any contrary provision in the Agreement or any previously executed agreement between the Parties. Except as otherwise expressly provided or modified herein, the (i) terms and conditions of the Agreement remain in full force and effect, and (ii) this Amendment #2 and the Agreement constitute the entire and exclusive agreement between the Parties regarding the subject matter hereof, and supersede all proposals and prior agreements, oral or written, and all other communications. In the event of a conflict between this Amendment #2 and the Agreement, this Amendment #2 shall govern.

Approvals

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment #2 to be executed by their duty authorized representatives as of the Amendment #2 Effective Date.

Commonwealth Edison Company		Silver Spring Networks, Inc.

By:	***	By:	***

Name:	***	Name:	***

Title:	***	Title:	***

Date:	12-03-2014	Date:	12-04-2014

[End]

Approved by Legal:
/s/ ***
***

SERVICES AND MATERIALS AGREEMENT
Exhibit “N” Statement of Work – AMI SOW Full Deployment Statement of Work #[___]

This Statement of Work (“SOW”) is entered into as of January [25], 2012 (“SOW Effective Date”) between Silver Spring Networks, Inc. (“Silver Spring”) and Commonwealth Edison Company (“ComEd”). This SOW is subject to the terms of the Amended and Restated Services and Material Agreement dated as of the date hereof, between Silver Spring and ComEd (the “Master Agreement”). Capitalized terms used but not defined in this SOW have the meaning assigned them in the Master Agreement. In the event that there is a conflict or inconsistency between this SOW and the Master Agreement, the terms of the Master Agreement will prevail unless specifically stated in this SOW to the contrary. Notwithstanding the foregoing, in the event of any conflict or inconsistency between an ComEd Responsibility or a Joint Responsibility designated under this SOW and an ComEd Responsibility designated in the Master Agreement, the terms of this SOW will control with regard to such ComEd Responsibility. To the extent a task is designated as a Joint Responsibility in this SOW, the portion of such task to be performed by ComEd shall be deemed an ComEd Responsibility for which this SOW will control.

Definitions

“Access Points” means Equipment that acts as an interface between *** and the *** that allows the UIQ Software to communicate with the ***.

“AMI” means advanced metering infrastructure, which means hardware and software that, along with communications services, enable automated meter reading and other capabilities defined in the Specifications.

“AMI Project” means the AMI project undertaken by ComEd under this SOW. The AMI Project comprises all responsibilities assigned to the Parties under this SOW. AMI Project does not include materials, equipment, software or services provided by third parties not under Silver Spring’s direction or control.

“AMI System” means the combination of Silver Spring technologies providing the AMI, including without limitation: (a) the***; (b) *** connections to/from Access Points, and (c) the***, exclusive of ***. The AMI System will also include the ***, provided by ***, which consists of ***, ***, *** in which the *** equipment is located..

“***” means (i) communications between and among the UIQ System and ***, *** associated with ***; and (ii) data and communications flowing between the UIQ System and *** through the Silver Spring ***, provided that the same are related to *** and ***.

“***” means the “***” stored once daily in a register in the *** as installed in the *** (usually at ***).

“Back Office” Silver Spring’s UtilityIQ® system, including without limitation, ***, the Software and the following network and application components: *** connecting *** to a ***; and (c) a *** (including ***).

“Communications Module” means Silver Spring’s network interface card (sometimes also referred to as a “NIC”), that is installed in Equipment and meters.

“Disaster Recovery Plan” is defined in Task 3.1.2.3.a.

“eBridge” means Equipment that provides *** used to control components of the ***.

“Endpoints” means and includes Integrated Meters and eBridges.

“Enhanced Field Network Design” has the meaning specified in Task 2.1.1.1.

“Initial Field Network Design” has the meaning specified in Task 2.1.1.1.

“Instance” means a copy of *** installed on either a Silver Spring or ComEd server.

“Integrated Meter” means an electricity metering endpoint provided by the meter provider into which the NIC has been integrated in accordance with applicable specifications.

“Interval Read” means, for Integrated Meters, the “interval values” stored in the channels in the Communication Module, which are recorded on the Communication Module on a periodic basis (e.g., every 15 or 60 minutes).

“IP” means Internet Protocol.

“NAN” means a Neighborhood Area Network.

“Non-AMI Traffic” means any network communications or information that does not constitute AMI Traffic.

“Optimization” means the procedure by which the *** have been validated (“Optimized”) by performing active and passive tests to confirm that performance and redundancy meets the design specifications upon which the Parties have agreed. Optimization is executed in a given area of the service territory when scheduled by the Parties after initial Equipment installation is complete in such area, and it may include tuning of the network as required for achieving the required performance and redundancy.

“***” means an Endpoint that is located in an area of the *** which has been Optimized and which is in any of the following operational states within the UIQ System: *** and, but which is not: (i) in a *** state; or (ii) considered to be in the process of *** Silver Spring *** that the number of Access Points and Relays required by the *** will not exceed the *** by more than ***. All required Access Points and Relays in excess of this *** (including associated mounting equipment and battery backups) will be provided by Silver Spring ***. For clarity, if *** is determined to be a ***, Silver Spring will remediate the issue and all incremental Relays or Access Points required to remediate will count against the ***; i.e., once the *** is reached, all additional Relays and Access Points (including associated mounting equipment and battery backups) will be provided by Silver Spring ***. The Parties agree that this cap does not apply to any remediation required for *** in *** across ComEd’s service territory and that the Parties will mutually agree to any remediation required in these scenarios. Remediation of these coverage issues may take one of several forms:

*** Deploying an ***

*** Deploying an *** and ***

*** Specifying a new solution, including potential to *** for one with ***

*** the meter in extreme situations ***.

“Relay” means Silver Spring’s wireless receiver that routes and forwards information through the Silver Spring mesh network.

“RF” means radio frequency.

“Statement of Work” or “SOW” means this Statement of Work.

“System Change” means any change or modification to any infrastructure components of the hardware and software used in the Back Office.

“UtilityIQ® Software”, “UIQ Software” or “UIQ” means the object code version of Silver Spring’s UtilityIQ software.

“Urgent System Change” is defined in Task 4.2.1.2.

Equipment

For the AMI Project, ComEd will purchase, at the prices specified in Exhibit D (“Pricing”), at least the following quantities of Equipment, as estimated in the Initial Field Network Design described in Task 2.1.1.1, by issuing a Purchase Order to Silver Spring:

•	*** Access Points
•	*** Relays
•	*** Mounting Equipment (type and quantities to be defined)
•	*** Battery Backups

In addition, Silver Spring recommends that ComEd maintain an inventory of spare Equipment as follows:

•	Access Points: ***
•	Relays: ***
•	Mounting Equipment: ***
•	Battery Backups: ***.

When quantities change pursuant to the Enhanced Field Network Design described in Task 2.1.1.4 and the Final Field Network Design described in Task 2.5, ComEd will purchase the additional quantities of Equipment as are identified at each of those steps. ComEd must supply required configuration information so that deliveries may be made within required lead time.

Silver Spring *** that the number of Access Points and Relays required by the *** will not exceed the *** by more than ***. All required Access Points and Relays in excess of this *** will be ***. For clarity, if ***, Silver Spring will ***. The Parties agree that this cap does not *** and that the Parties will mutually agree to ***:

•	***
•	***
•	***.

Silver Spring further *** that the number of Access Points and Relays required by the *** will not exceed the *** by more than ***. All required Access Points and Relays in excess of this ***. The Parties agree that these *** will occur *** and consider all ***.

Certain Integrated Meters Excluded from Optimization

Silver Spring will likely identify and track with ComEd a small minority of Integrated Meters that will be excluded from Optimization tests because field conditions, ComEd’s cost considerations, or ComEd’s schedule does not permit remediation before or during the Optimization of an Optimization Area. After Optimization, the Parties will work together to mutually agree to the solution for these edge case Integrated Meters.

Software

Silver Spring hereby licenses the Software listed in Attachment 1 to this SOW under the terms of the Master Agreement.

Tools

For the AMI Project, Silver Spring assumes that ComEd will purchase or license (for Software tools) the following quantities of tools:

•	*** Communications Tester software (formerly referred to as “Communication Access Test Tools” or “CATT,” and noted as such in Exhibit F)
•	*** Field Service Units (FSUs)
•	*** Meter and NIC Test in-Shop tools (MANTIS)

Services

Task 1 – Program Management

1.1.	Project Management
1.1.1.

Silver Spring Responsibilities. Silver Spring will manage the AMI Project described in this SOW, including all corresponding products and services by its employees and its subcontractors, for a maximum of *** (***) *** beginning with the SOW Effective Date.  These services will include the following activities:

a.	Coordination of all Silver Spring activities, including delivery of Equipment against purchase orders.
b.	Creating, tracking and updating Silver Spring’s AMI Project schedule.
c.	Providing weekly status reports that identify AMI Project progress, issues and outstanding action items.
d.	Attending weekly meetings as agreed to with ComEd’s project team to coordinate AMI Project activities between Silver Spring and ComEd.

e.	Coordinating Silver Spring’s deliverables to ComEd’s third party contractors.
f.	Answering general questions and providing overall program facilitation.
1.1.2.	ComEd Responsibilities. ComEd will perform each of the following tasks:
a.	Supply a project manager to coordinate all ComEd activities related to AMI Project.
b.	ComEd’s project manager will work to create efficient paths of communication with Silver Spring, including prioritizing communication requests made to the Silver Spring team.

Task 2 – Field Network Deployment

2.1.	Field Network Design
2.1.1.	Silver Spring Responsibilities. Silver Spring will provide field network design services in the following order to yield ***, ***.
2.1.1.1.

Develop an initial estimate of the number of Access Points and Relays required for the deployment area, based on the ***, and ***, as well as *** and ***. Typically, little consideration is given to ***. This initial count and layout of each *** comprises the initial field network design (“Initial Field Network Design”).

2.1.1.2.	Develop *** based on applicable location data (pole data) supplied and validated by ComEd.
2.1.1.3.

Complete a site survey of the deployment area to validate the *** and ***. Silver Spring will provide site survey results through lat/long coordinates. For a complete site survey, Silver Spring may extend the site survey to include additional Access Point or Relay recommended installation locations. (These additional locations will be reviewed and approved pursuant to ***, but not used during the *** described in ***. Rather, these additional locations will be available for additional Access Points or Relays that may be determined to be necessary when Silver Spring prepares the ***, as described in ***.)

2.1.1.4.

Following the site survey and ComEd’s review of the pole locations, Silver Spring will recommend any necessary changes to the ***. Any recommended changes that are acceptable to ComEd will be incorporated into the site survey results and the *** to yield an ***.

2.1.1.5.

If ComEd’s preferred ***, investigate *** during *** by reviewing coverage maps provided by the cellular carrier(s), taking into account ComEd’s preference for any particular ***, and *** the location during the *** to *** coverage.

2.1.2.	ComEd Responsibilities. ComEd will perform each of the following tasks.
2.1.2.1.	Provide/confirm *** and other *** / *** requirements that will affect *** requirements..
2.1.2.2.	Provide the *** that can be used to determine where *** should be attached, including without limitation, the *** and other such material that depict the *** (if available), and ***.
2.1.2.3.	Help Silver Spring understand the specific placement criteria and installation techniques acceptable to ComEd for the installation of *** on ComEd facilities.
2.1.2.4.	Following the site survey, review the recommended installation locations and propose changes to these locations.
2.1.2.5.

Secure and pay for all internal and external approvals, improvements, modifications, for attachment of Access Points and Relays, including local construction permits, franchises, licenses, or other fees. This step must be completed prior to ***.

2.1.2.6.	Determine and provide the method of *** for *** and *** at any given location.
2.1.2.7.	If necessary, install poles that are in addition to those currently available in the service area in order to satisfy the ***.
2.1.2.8.

Obtain the services of the ***, if any, and provide coverage maps to Silver Spring for its use during the design of the ***. Upon ComEd’s acceptance of Silver Spring’s *** resulting from the site survey, ComEd will acquire the *** facilities necessary to provide backhaul capabilities consistent with the network design. ComEd will ensure that all *** communication links are installed and maintained in accordance with Silver Spring’s specifications, including establishing a *** from the *** to the appropriate data center(s) housing the *** to carry traffic between the *** and the ***.

2.1.2.9.	Submit a *** to *** in a form *** to Silver Spring that authorizes Silver Spring to act as *** and directly communicate with and instruct *** on behalf of ComEd regarding ***.

2.1.2.10.

Contract with and manage the *** contractors. ComEd will confirm that its contractors follow Silver Spring-provided specifications for installing *** to assure successful building of the ***, including but not limited to installing the *** in a given area prior to the deployment of the *** and sequencing of *** in the manner prescribed by Silver Spring.

2.1.2.11.

Compile an as-built data spreadsheet, listing pertinent information about the location of each ***, including but not limited to *** for the object to which the *** will be attached ***, and any other relevant site-specific information that the Silver Spring may reasonably request and that is *** to ComEd.

2.1.3.

System Specifications. The initial specifications for the System are attached to the Master Agreement as Exhibit B. Silver Spring will create detailed specifications for the System based on such initial Specifications and deliver such specifications to ComEd for its review. Silver Spring will incorporate Com Ed’s comments regarding such specifications and deliver further revised specifications to ComEd. After ComEd’s acceptance of such revised specifications, each Party’s Designated Representative shall sign such specifications, which shall be deemed the Specifications under the Master Agreement and attached to the Master Agreement. Such Specifications shall be finalized before Optimization of the first Optimization Area. After Optimization of each Optimization Area, the Parties shall review the Specifications and make any changes that are agreed upon by the Parties or reasonably requested by ComEd and update Attachment 6 hereto accordingly.

2.2.	Field Network Deployment and Deployment Support
2.2.1.	Silver Spring Responsibilities. Silver Spring will perform each of the following tasks.
2.2.1.1.	Silver Spring will provide the following in-field support:
a.

Train ComEd field personnel and its contractors (if any) on the specific aspects of installing *** and assisting in review and development of ComEd’s construction specification. This training will be completed within ***. This training can be *** for the incremental fees listed in the Attachment 4, Pricing.

b.	Perform a three-day field audit of the *** to ensure contractor quality of work. This audit can be *** for the incremental fees listed in the Attachment 4, Pricing.
c.	Perform an assessment of ComEd’s work order management system during deployment planning, if required.
d.

Train ComEd and its contractor personnel on troubleshooting procedures ***, along with use of the relevant tools. This training will be completed within *** and will be scheduled at a ***. This training can be repeated as required by ComEd for the incremental fees listed in the Attachment 4, Pricing.

2.2.1.2.

Reimburse ComEd for its mutually agreed labor costs associated with *** any failed *** and associated *** identified by troubleshooting procedures. Silver Spring will *** in accordance with the agreed *** throughout the ***.

Throughout the deployment period, Silver Spring will conduct in-field troubleshooting of installed Access Points and Relays.

2.2.1.3.	Silver Spring will provide the following support for the later of *** from SOW execution or reassignment of the Resident Engineer:
a.	***.
b.	***.
c.	***.
2.2.1.4.

Silver Spring will provide the following support for the later of *** from SOW execution or reassignment of the Resident Engineer, and will continue to do so unless and until Silver Spring provides ComEd with instructions for doing these tasks on its own:

a.	***.
b.	***.
c.	***.
d.	***.
2.2.2.	ComEd Responsibilities. ComEd will perform each of the following tasks.
2.2.2.1.	Provide Silver Spring the data required for the device location file for each *** electronic format.

2.2.2.2.

Supply to Silver Spring, through an agreed-upon process and timeframe, an electronic file with location data (“Location File”) for ***, including any *** that are ***. The Location File will contain the data and be in a format that is consistent with Silver Spring specifications.

2.2.2.3.	Complete all tasks necessary to inventory and warehouse all Equipment.
2.2.2.4.

Replace (including removal and installation) any failed Integrated Meters identified by troubleshooting procedures. Silver Spring shall *** in accordance with the *** pursuant to the terms of the Master Agreement, or, if such Equipment is not ***, ComEd shall be responsible for *** the replacement Equipment.

2.2.2.5.	Identify a principal representative to communicate any Access Point or Relay issues identified by Silver Spring.
2.2.2.6.	Provide Silver Spring with electronic updates to the following information at the frequency noted below, and provide cumulative lists of the same information upon Silver Spring’s reasonable request:
a.

A *** deployment forecast for the upcoming *** (to be provided initially at a time *** and then to be provided *** by the last day of each calendar ***). The deployment forecast must include the *** installation rates by area for the upcoming ***.

b.	*** Parties and then to be revised *** and provided by the last day of each ***). The total deployment forecast must include *** by area.
c.

The location of all ***, including whether the Access Point or Relay was *** at or *** to a ***, and any *** at the time of *** that may affect *** of the *** (to be provided initially at a time mutually agreed by the Parties and then to be provided ***.

d.

Status update for pending Access Points and Relays, indicating the stage of *** and expected date of *** (to be provided initially at a time mutually agreed by the Parties and then to be provided ***). The report should also include a tally of *** for each designated area as part of Optimization.

e.

List of facilities with *** that will no longer be available. Such information will be used by Silver Spring to determine the appropriate ***, if required to maintain performance of the ***. ComEd will *** associated with *** these devices.

f.	List of Integrated Meters that are expected to be *** over the next *** (to be provided initially at a time mutually agreed by the Parties and then to be provided ***.
2.3.	Field Network Installation. This SOW assumes that ComEd or its contractor(s) will install Access Points and Relays, following Silver Spring guidelines prior to installing Integrated Meters.
2.4.	Endpoint Installation.

This SOW assumes that ComEd or its contractor(s) will install Integrated Meters.

2.4.1.	Joint Responsibilities. The Parties will work together to perform the following tasks during the Endpoint Installation Phase.
2.4.1.1.

Collaborate to establish the meter deployment plans for each area. Plans will include the areas of deployment, timing of deployment, deployment activities by area, and other items required to coordinate deployment activities between the Parties.

2.4.2.	ComEd Responsibilities. ComEd will perform each of the following tasks:
2.4.2.1.	ComEd will install Integrated Meters *** have been *** and *** to cover the geographic area where *** are to be installed.
2.4.2.2.	Notify Silver Spring that installation is complete via at least a daily meter exchange file, and supply *** with the latitude and longitude of each ***.
2.4.2.3.	Coordinate with ComEd’s customer for the replacement or repair of damaged or faulty meter sockets identified during the installation of the ***.

2.5.

Network Optimization. In Optimization, the layout of the *** are validated by performing a variety of tests. As a result of such tests, Silver Spring may *** to require ***. As noted in ***, Integrated Meters should be *** before ComEd begins *** of such meters and must be *** before Silver Spring is *** related to meter read delivery within the Optimization Area, as defined in ***.

2.5.1.	Silver Spring Responsibilities.
2.5.1.1.

After *** of the Integrated Meters have been installed in a contiguous area of no less than *** (an “Optimization Area”), and assuming that *** required by the *** for that area have also been installed and validated, Silver Spring will perform *** of that Optimization Area.

2.5.1.2.	As a result of such tests and analyses, Silver Spring may recommend the placement of additional or relocation ***.
2.5.1.3.	After such installation or relocation, Silver Spring will complete the analysis and provide a *** of the *** for the Optimization Area being evaluated to ComEd within ***.
2.5.2.	ComEd Responsibilities. ComEd will perform each of the following tasks:
2.5.2.1.

Identify an individual to coordinate Optimization for ComEd. Through this individual, ComEd will be responsible to schedule the Optimization by Optimization Areas consistent with the deployment schedule for the Integrated Meter: as a first order of business, the Parties must agree upon an overall Optimization schedule, including each Optimization effort and associated area, prior to beginning the initial Optimization effort. This individual will also be responsible for scheduling and coordinating Optimization-related tests within ComEd’s organization.

2.5.2.2.	Ensure that the Integrated Meters have been installed ***.
2.5.2.3.

After each Optimization effort is completed where the resulting recommendations include the relocation of *** or installing new ***, ComEd will review the recommended locations (***) and secure all internal and external approvals ***.

2.5.2.4.	Install and/or relocate all *** as agreed during the Optimization process.
2.5.2.5.	Provide location files to Silver Spring, consistent with Silver Spring specifications.
2.6.	System Testing
2.6.1.	***. Silver Spring will ***.
2.6.2.	*** at ***, not currently listed in ***). ComEd acknowledges that *** for an *** to be *** in a separate SOW, and is distinct from the *** conducted at *** and in the *** as described in ***.
2.6.2.1.

Silver Spring Responsibilities. For each ComEd on-site lab environment, Silver Spring will dedicate one of its staff for a maximum of ***, including pre-set-up coordination, to visit *** assist in ***. It is assumed that testing will apply only to Silver Spring’s ***. Each lab will be *** consistent with Exhibit D.

2.6.2.2.	ComEd Responsibilities. ComEd will perform each of the following tasks:
a.	Purchase all equipment for the labs and provide the facilities, including any necessary infrastructure. If Silver Spring is required to provide on-site assistance, ***.
b.	Perform tests.
c.	Document the testing, if required.
d.	Provide Silver Spring with *** written notice prior to scheduling ***.
2.6.3.	Acceptance Testing
2.6.3.1.	Joint Responsibilities. Silver Spring and ComEd will mutually agree upon the *** based on the criteria identified in Attachment 2 within *** of executing this SOW.
2.6.3.2.	Silver Spring Responsibilities. Silver Spring will perform the following tasks for *** (except as specifically limited to the ***:
a.	Develop test scripts based on the ***.
b.	Perform the Lab Tests in Silver Spring’s Redwood City office, based on the written test scripts.
c.	Perform *** for the *** immediately following the completion of *** and *** in the ***, as defined in ***. Silver Spring will *** the *** and with ***, Silver Spring will ***.

d.	After Optimization of the first Optimization Area, attend a *** to analyze the results of the testing.
e.	Provide ***, including *** format to be agreed upon and executed by both Silver Spring and ComEd..
2.6.3.3.	ComEd Responsibilities. ComEd will perform each of the following tasks for *** (except as specifically limited to the ***):
a.	*** provide *** necessary to complete ***.
b.	Provide a *** to coordinate *** with Silver Spring, including any ***.
c.	Provide a *** for *** prior to the commencement of *** will be *** after ***.
d.	After Optimization of the first Optimization Area, *** a *** with *** in *** to analyze the results of the testing.

Task 3 - Application Deployment

3.1.	UIQ Deployment
3.1.1.

Technology Planning. Before and during Task 3.1.2 (Design/Setup of Back Office) and Task 3.2 (UIQ Integration and Configuration Assistance), Silver Spring and ComEd will engage in interactive technology planning sessions that will provide information about the Design/Setup and UIQ Integration Assistance tasks and educate key ComEd personnel on Silver Spring technology and practices. Sessions will be held via telephone conference call or web conferencing (e.g., WebEx). Sessions will begin upon execution of this SOW and be completed within three (3) months. These sessions are separate from and in addition to training sessions provided under Task 3.3.

3.1.1.1.

ComEd will ensure that appropriate ComEd staff and its contractors participate in relevant technology planning sessions, so that ComEd can make appropriate design decisions as an outcome of the technology planning sessions.

3.1.1.2.

Silver Spring will determine, in its sole discretion, the number and selection of Silver Spring participants, but with the intent of providing ComEd with the necessary level of expertise. If ComEd has retained system integration consultants, ComEd will ensure that such consultants sign confidentiality agreements that are at least as restrictive as those between ComEd and Silver Spring to protect Silver Spring’s Confidential Information, and that such consultants will be included in appropriate sessions.

3.1.1.3.	Initial *** and Integration Assessment. Silver Spring and ComEd will jointly discuss and complete the *** Questionnaire to:
a.	Confirm the size and scope requirements of the deployment (e.g., number, type, configuration of ***; number of channels; number of intervals; etc.) based upon AMI Project requirements.
b.

Confirm the information in Attachment 1 concerning the number, type, size, and timing of the *** required by ComEd, and the complete set of Silver Spring product offerings (application modules, etc.) to be deployed and made operational based upon AMI Project requirements.

c.	Outline impact of *** on ComEd’s other systems and processes.
d.	Determine *** read schedules and data export configurations.
e.	Establish data retention requirements and responsibilities.
f.	Determine *** user authentication methodology, including possible integration with ***.
3.1.1.4.	Network Planning. Silver Spring will lead interactive sessions to:
a.	Provide an overview of Silver Spring technology, end-to-end.
b.	Regarding Backhaul:
(i)	Provide a detailed review of Silver Spring *** technology.
(ii)	Provide detailed review of Silver Spring’s ***.
(iii)	Assist ComEd in identifying ***.
(iv)	Assist ComEd in identifying appropriate *** for deployment.
(v)	Provide a detailed review of Silver Spring *** network design issues related to ***

c.	Regarding ComEd connectivity:
(i)	Determine network “touch-points” where the *** will connect with ComEd’s data center or corporate network.
3.1.1.5.	Security Planning.
a.

Silver Spring will lead an interactive session(s) to provide a security model overview with ComEd, including a review of the security technologies, policies, processes, controls and features of the UIQ System. In addition, the session(s) will include discussions of RF mesh and WAN security. Any follow up actions will be completed in accordance with paragraph 3.1.2.1.b.

b.	ComEd will provide contact information for the person or department with whom Silver Spring will communicate should any security-related incident arise during operations.
3.1.1.6.	Collaboration. Silver Spring and ComEd will work together to perform each of the following tasks:
a.	Adopt, or modify as agreed, Silver Spring’s standard change management process.
b.	Adopt, or modify as agreed, Silver Spring’s standard incident management process.
3.1.2.	Design/Setup of Back Office
3.1.2.1.	Joint Responsibilities. Silver Spring and ComEd will work together to perform each of the following tasks:
a.	***.
b.	Implement security aspects of the network configuration and setup as agreed upon in Task 3.1.1.5.
c.	The Parties will review and modify as necessary the Disaster Recovery Plan annually.
d.	*** Task 3.1.2.2.j.
3.1.2.2.	Silver Spring Responsibilities. Silver Spring will perform each of the following tasks:
a.

Modify, as required, Silver Spring’s standard disaster recovery plan (as modified, the “Disaster Recovery Plan”), which will include *** in the case of loss of an entire data center or other event causing a significant loss of system functionality and/or inability to access or read data and which is declared to be a disaster under the Disaster Recovery Plan.

b.

Use information generated as part of Task 3.1.1.3 to establish database, storage and backup requirements. Unless otherwise agreed, the requirements will include without limitation, a plan for Silver Spring to backup Generated Data daily and retain a minimum of *** backups at ***. The backups will be stored both at the site of the data center for quick recovery as well as off-site for data protection. Silver Spring will take immediate steps to restore any lost or corrupted data from the most recent back-up disk or from the remote server.

c.	***.
d.	***.
e.	***.
f.	Install, configure and test ***.
g.	Install, configure and test ***.
h.	Install, configure, and test ***.
i.	Provide network connectivity between ***.
j.	Perform end-to-end validation ***.
k.	Configure and test hardware and software backup solution.
3.1.2.3.	ComEd Responsibilities. ComEd will perform each of the following tasks:
a.

Review and, if such Disaster Recovery Plan is satisfactory to ComEd, approve Silver Spring’s modified disaster recovery plan (as modified, the “Disaster Recovery Plan”), which will include *** in the case of loss of an entire data center or other event causing a significant loss of system functionality and/or inability to access or read data and which is declared to be a disaster under the Disaster Recovery Plan.

b.	***

c.	Provide input regarding the configuration of UIQ including user accounts and any ComEd-specific configuration elements (e.g., batch job schedule and frequency, import/export process and interfaces).
d.	Confirm application reachability and access/authorization functionality of the UIQ environments.
3.2.	UIQ Integration and Configuration Assistance

Silver Spring will provide a dedicated Solution Architect for *** of the deployment (commencing when the Solution Architect first reports) to accomplish the tasks listed in each of the phases of UIQ Integration and Configuration Assistance. Note that this SOW excludes the following out-of-scope tasks:

a.	***.
b.	***.
c.	***.
3.2.1.	Assessment Phase – Assessment of the Impact of UIQ on ComEd’s Processes and Systems
3.2.1.1.	Joint Responsibilities. Silver Spring and ComEd will work together to perform each of the following tasks:
a.

Agree on complete list of ComEd’s business requirements for UIQ and the impact of the UIQ System on ComEd operations and processes, including gap analysis of current against desired capabilities and identifying in-scope systems and vendors for integration requirements.

b.	Meet jointly with ComEd’s system integrator (under mutually agreed-upon confidentiality agreements), if any, to facilitate knowledge transfer about UIQ.
3.2.1.2.	Silver Spring Responsibilities. Silver Spring will perform each of the following tasks:
a.	Provide feedback on whether and how UIQ can or cannot meet each of ComEd’s business requirements.
b.	Work with ComEd to implement ComEd’s business requirements in UIQ configurations.
c.	Answer questions, if any, regarding product documentation and training.
3.2.1.3.	ComEd Responsibilities. ComEd will perform each of the following tasks:
a.	Coordinate meetings with vendors and internal resources, as needed, to provide the optimal flow of information.
b.	Provide written documentation of UIQ configurations necessary to meet ComEd’s business requirements.
c.	Provide timely resolution of business requirement and project scope issues.
3.2.2.	Planning Phase - UIQ Integration and Test Planning
3.2.2.1.	Joint Responsibilities. Silver Spring and ComEd will work together to perform each of the following tasks:
a.	Develop system context diagrams and interactions.
b.	Map high-level data flow and requirements with each in-scope system.
c.	Meet jointly with ComEd’s system integrator, if any, to facilitate knowledge transfer about ***.
d.	Establish project plan and sequencing of integration for the in-scope *** components.
3.2.2.2.	Silver Spring Responsibilities. Silver Spring will perform each of the following tasks:
a.	Develop the preliminary design for the *** that the Parties have described as the *** document.
b.	Develop the *** for each identified business use-case.
c.	Identify and catalog *** application configurations.
d.	Work with ComEd to document the functional test plan and environments requirements.
e.	Document integration use-cases and sequence diagrams.
3.2.2.3.	ComEd Responsibilities. ComEd will perform each of the following tasks:
a.	Articulate requirements for testing and work with Silver Spring to develop the *** test plan.
b.	Identify which of ComEd’s back-office systems require integration with *** to fulfill ***.
c.	Determine the number and type of simulated meters needed for testing.

d.	Provide Silver Spring with access to vendors and application subject matter experts as needed to complete ***.
e.	Timely sign-off on Silver Spring *** in accordance with the Master Agreement.
3.2.3.	Design Phase – UIQ Integration Design
3.2.3.1.	Silver Spring Responsibilities. Silver Spring will perform each of the following tasks:
a.	Provide data mapping analysis between *** and ComEd’s back-end systems, with low level system data flow and mapping of each system/vendor in-scope.
b.	Create the detailed design for the ***, which shall be materially complete and accurate at the time of implementation, that the Parties have described as the *** document.
c.	Provide subject matter expertise on ***.
d.	Work with ComEd to configure *** to meet the ***.
3.2.3.2.	ComEd Responsibilities. ComEd will perform each of the following tasks:
a.	Identify system data and processing ***.
b.	Review data mapping analysis from end-to-end perspective.
c.	Provide timely response to Silver Spring inquiries for information or clarification of requirements.
d.	Sign-off on *** Document.
3.2.4.	Execution Phase – UIQ Integration Execution
3.2.4.1.	Silver Spring Responsibilities. Silver Spring will perform each of the following tasks:
a.	Configure the Instances of *** to meet ComEd’s requirements, according to the *** document, and revise the document as necessary pursuant to further discussions and work with ComEd.
b.	Provide documentation about the configuration of ***.
c.	Enable ComEd’s resources to understand how *** has been configured.
d.	Validate the *** installation and configuration.
e.	Assist in troubleshooting and resolving *** environment issues.
f.	Assist with early stage prototyping and testing of component integration.
g.	Provide sample request/response web services for in-scope integration use cases.
h.	Guide ComEd on how to create test plans for ***.
3.2.4.2.	ComEd Responsibilities. ComEd will perform each of the following tasks:
a.	Develop system interfaces between *** and ComEd’s back office systems.
b.	Develop test cases.
c.	Assign resources to work with Silver Spring to configure ***.
d.	Track project issues and resolution.
3.2.5.	Testing Phase – UIQ Integration Testing
3.2.5.1.	Joint Responsibilities. Silver Spring and ComEd will work together to perform each of the following tasks:
a.	Participate in coordinated test activities.
b.	***.
3.2.5.2.	Silver Spring Responsibilities. Silver Spring will assign a resident engineer to perform each of the following tasks:
a.	Provide guidance to ComEd on how to execute test plans ***.
b.	Provide support to ComEd during the execution of the test plans (via troubleshooting and remediation).
c.	***.

3.2.5.3.	ComEd Responsibilities. ComEd will perform each of the following tasks:
a.	Create the test plans.
b.	Execute the test plans.
c.	Provide Silver Spring with documentation of the test plans.
d.	***.
e.	***.
3.2.6.

Ongoing Support. Silver Spring will provide a dedicated Solution Architect for the first *** the deployment and a dedicated Resident Engineer for the first *** of the deployment (commencing when the Resident Engineer first reports) to provide ongoing support of integration and testing of ***. These resources will be onsite as and when necessary.

3.3.	Operations Training
3.3.1.

Basic Training. Silver Spring will provide training and workshop support to ComEd’s staff, with a goal of providing sufficient knowledge to enable the staff to *** ComEd employees in their use. Silver Spring will provide prerequisite knowledge, experience and/or prior coursework for each course offered.

3.3.1.1.

End User Application Training. Silver Spring will deliver end user application training by web conferencing (e.g., WebEx). End user application training is a set of structured classroom training courses covering basic *** functionality. ComEd will provide Silver Spring with four (4) weeks’ written notice prior to scheduling any end user application training, at a mutually convenient date and time.

a.

*** – The course covers Silver Spring and Silver Spring product suite overview, key functions of the tool, typical tasks that it is used for, sample workflows, device management, importing device and location information, device edits and swaps, meter programs, schedules and meter read results, exports, monitoring, and configuration. (10-12 hours of classroom time, deliverable over several sessions containing one or more modules each.).

b.

*** – This course covers product overview, background information, typical Firmware update tasks, Seed/Float/Flip and running *** to upload a Firmware image, setting up an *** project, and distribution and installation of Firmware. (1-2 hours of classroom time.)

c.

*** – This course covers Silver Spring product overview, *** based on industry standards, including fault and performance management. Product overview and key functions are covered, typical tasks it is used for including fault management, capacity management, performance management, and security management. The course will also cover *** dashboard and reporting, configuring policies for bandwidth utilization for *** and diagnostics, *** integration and common use cases. (3-4 hours of classroom time, deliverable over several sessions containing one or more modules each.)

d.

*** – This course covers product overview and description, how *** is used and how it functions, viewing outages, running reports, and configuration with a menu walkthrough. (1-2 hours of classroom time.)

e.	*** – This course covers product overview and description, typical ***, creating and uploading a *** and programming ***. (1-2 hours of classroom time.)
f.

*** – This course provides an overview of Silver Spring’s *** and *** products. It provides a general overview of the business problem addressed by these products and Silver Spring’s solution. It focuses on deployment, configuration and management of the *** hardware and software environment. (6-8 hours of classroom time.)

Task 4 – Ongoing Maintenance and Management

Except as noted below, if ComEd has paid the Fee for SaaS for the AMI Project as specified in Exhibit D (“Pricing”L Silver Spring will perform the tasks described in this Task 4 in support of the environments listed in Attachment 1, for the term noted therein.  If after *** from the execution of this SOW ComEd chooses to transition from the *** to *** (where Silver Spring ***) or to a *** (where ComEd ***) and provides Silver Spring at least *** advanced written notice, Silver Spring will negotiate in good faith to detail the services and associated fees required to transition *** to a ComEd facility. Silver Spring’s obligations hereunder, including but not limited to the *** pursuant to Task 4.4.1, are conditioned upon ComEd’s payment of fees.

4.1.	Software Support. Major items are summarized in this Task 4.1. However, Task 4.1.1.1restricts certain aspects of Software Support for non-Optimized meters.
4.1.1.

Incident and Defect Management. If ComEd has paid the monthly Fee for SaaS and is current on SaaS fees, Silver Spring’s Customer Support personnel will provide Tier 2 support, receiving and responding to reports of problems (“Incidents”) and non-repetitive requests for technical support and advice concerning the AMI System, within the timeframes and in the manner specified in Exhibits G and H to the Master Agreement. Because ComEd has purchased ***, Silver Spring will also respond to service requests concerning the ***, as well as create and follow up on Incident reports (“Incident Reports”) when Silver Spring detects problems proactively as part of its monitoring and management responsibilities described in ***. In all cases when the root cause of a reported Incident is determined to be an Error, it will be investigated for resolution as set forth in Attachment 5.

4.1.1.1.

Priority 1 Classification ***. If ComEd reports an Incident affecting Equipment or network performance in any area ***, Silver Spring may, in its sole discretion, decline to classify such incident as Priority 1solely with regard to such ***.

4.1.1.2.

ComEd Provides Tier 1. ComEd will provide support for End Customers or its own employees and contractors, including Tier 1 Support for ComEd’s customer support representatives by ComEd’s own customer support supervisors.

4.1.1.3.

Customer Support as the Primary Contact. Unless otherwise mutually agreed on a case by case basis, Silver Spring’s customer support personnel will be ComEd’s primary point of contact regarding all Incidents, requests for technical support, and service requests concerning Silver Spring products and services.

4.1.2.	Upgrades. Upon general release, Silver Spring will provide Upgrades to ComEd ***. See Task 4.2.2.3 regarding installation of Upgrades.
4.2.	Application Hosting and Management
4.2.1.

General. Silver Spring will provide server, database, storage and application administration for the relevant environments, including configuration management as well as the gathering and analyzing of operations statistics and trends. Silver Spring will ***. Silver Spring will ***. Silver Spring will ***, Silver Spring will ***. ComEd will cooperate with reasonable requests that Silver Spring makes as part of its efforts to respond to incidents.

4.2.1.1.	Reports. *** will provide built-in reports regarding ***.
4.2.1.2.

Planned System Changes. For any planned System Change related to any aspect of the Back Office, Silver Spring will follow the mutually agreed change management process established in Task 3.1.1.6. ***.

4.2.1.3.

Urgent System Changes. Silver Spring will attempt to notify ComEd by email and phone in advance of any emergency System Change (“Urgent System Change”) related to any aspect of the Back Office, consistent with the mutually agreed change management process established in Task 3.1.1.6. However, Silver Spring will ***.

4.2.2.

Maintenance by Silver Spring; Back Office Maintenance Windows. In accordance with change management procedures established in Task 3.1.1.6, Silver Spring will perform maintenance on Back Office hardware and software during *** maintenance windows (“Maintenance Window”) ***.

4.2.2.1.

Preventive Maintenance. Silver Spring will perform Preventive Maintenance ***. Unless the Parties otherwise agree in writing, Silver Spring will perform Preventive Maintenance during the Maintenance Window.

4.2.2.2.	Database Maintenance. Silver Spring will maintain the database on a regular basis (i.e., weekly or monthly depending on the size of the database) for proper performance and functionality. ***.
4.2.2.3.

UIQ Software Maintenance (Upgrades installation). Provided that ComEd has paid all applicable fees, Silver Spring will install any Upgrades for UIQ modules as a planned System Change pursuant to Task 4.2.1.2. Various functions within the UIQ Software may not be available during the Upgrade installation.

4.2.2.4.

Third-Party Software Licenses and Upgrades. Silver Spring will maintain current licenses to all necessary Back Office third party software, ***. Silver Spring will install Upgrades for ***, during ComEd’s SaaS term, as a planned System Change pursuant to Task 4.2.1.2.

4.2.2.5.

Hardware Maintenance. Silver Spring will maintain current hardware maintenance agreements for all Back Office hardware. If there is a non-Equipment hardware failure, Silver Spring will work with third party vendors to diagnose the problem and agree on a resolution plan.

4.2.3.

Capacity Management. Silver Spring will plan and arrange for services and resources to be available as appropriate to satisfy ComEd’s anticipated business needs, within the parameters of the Master Agreement and as communicated by ComEd to Silver Spring, including:

a.	Developing and maintaining capacity plans.
b.	Developing predictive and ongoing capacity indicators.
c.

Creating and analyzing utilization and trend forecasts and, with ComEd approval (which will not be unreasonably delayed or denied), proactively making changes (e.g., enhancements, reconfiguration and performance tuning) to Silver Spring hardware or software to correctly align the performance and availability needs with infrastructure capacity while optimizing the utilization of that capacity.

d.	Responding to capacity-related ***.
e.	Diagnosing and resolving performance and capacity-related incidents and problems.
f.	With input from ComEd, *** capacity requirements.
g.	Assessing the impact of change on capacity plans.
h.	As necessary, notifying ComEd of capacity and capacity-related performance issues as soon as possible to allow ComEd to provision additional capacity when required.
4.2.3.1.

Before introducing any *** into the ***, ComEd and Silver Spring will follow a mutually agreed process, which may include the addition and/or relocation of Access Points or Relays ***, to manage the available capacity of the ***. *** will be designed to prevent *** from interfering with the timely performance of meter reads and/or other AMI related functions and commands in accordance with applicable service levels described in ***.

4.2.4.

Front-haul Connectivity. Each Party will pay its expenses associated with Internet connectivity at its location, and will provide ongoing monitoring and management of the *** to maintain the function of the *** as a front-haul connection between the primary data center at Silver Spring and ComEd, pursuant to ***. ComEd will use this *** to access the *** and connect it to ComEd’s back-office and corporate network. Any additional *** connection that ComEd may require can be configured or installed and maintained ***. ComEd will monitor and maintain any dedicated redundant access method (e.g., Tl, DSL, etc.) it chooses to install, pursuant to ***.

4.2.5.	Storage. Silver Spring will maintain the hardware and software data storage solution referenced in Task 3.1.2.2.c.
4.2.6.

Backups and Restoration of Data. Silver Spring will use and maintain the hardware and software backup solution referenced in Task 3.1.2.2.k. Note that these backups are for operational purposes only and constitute neither a disaster recovery solution nor a solution to be used by ComEd for testing or analysis purposes. If any data generated in the *** is corrupted or lost, Silver Spring will restore such data from available backup storage.

4.2.7.

Disaster Recovery. If an entire data center or other event causing a significant loss of system functionality and/or inability to access or read data is declared to be a disaster under the Disaster Recovery Plan, Silver Spring will provide failover between the Production and Disaster Recovery environments ***. At the appropriate time as defined by the Disaster Recovery Plan, Silver Spring will restore the Production environment.

4.2.8.	Disaster Recovery Test. Silver Spring and ComEd will perform a test of the Disaster Recovery Plan *** to confirm failover capabilities.
4.2.9.	Alignment of Disaster Recovery with Production. As System Changes are made to the Production environment, Silver Spring will make identical changes to the Disaster Recovery environment.
4.2.9.1.	Silver Spring will ***.
4.3.	Field Network and WAN Backhaul Monitoring and Management
4.3.1.	General.
4.3.1.1.	Silver Spring Responsibilities.
a.	Reports. *** will provide built-in reports regarding the ***.
b.	***. *** the NAN and WAN backhaul ***, ***. Such change will be implemented during a Maintenance Window, or as the Parties otherwise agree.
c.	***. *** (“***”) ***. However, Silver Spring will execute an Urgent System Change even if no representative of ComEd is reached or responds to such attempted notification before the Urgent System

Change commences; in such case, Silver Spring will notify ComEd by email and phone within four (4) hours after completion.
4.3.1.2.	ComEd Responsibilities. ComEd will cooperate with reasonable requests that Silver Spring makes as part of its efforts to respond to incidents.
4.3.2.

Remote vs. In-Field Actions. Silver Spring will perform its administration, monitoring and investigations (as detailed in Tasks 4.3.3 - 4.3.4 and 4.3.6 - 4.3.8) remotely, from its *** with redundancy provided by the *** based ***. Silver Spring will perform all in-field investigations of the Access Points and Relays for the duration of the deployment period, as directed by ComEd.

4.3.3.

Integrated Meter Support. Regarding incidents involving Provisioned Integrated Meters that *** and Provisioned Integrated Meters that transition to *** within the Production environment, Silver Spring will initiate investigation (remotely) of any issue that (a} affects more than *** in the same general area, provided that *** are installed and active in the given area, or (b) is clearly caused by a systemic problem (architectural, engineering, software, product design, etc.). In either case, Silver Spring will liaise with ComEd, as necessary. ComEd will initiate investigation of any issue affecting fewer than or equal to *** in one location, and escalate to Silver Spring as necessary to help resolve the problem. The Parties recognize that meter rooms are *** for enabling communications to/from the ***, and Silver Spring will provide close cooperation and remote support after escalation by ComEd, or as part of an initial investigation if the problem is clearly a systemic issue and if ComEd has provided *** with information denoting the location as a meter room and the total number of meters in that meter room.

4.3.4.

Access Point, Relay, and Backup Battery Support. Access Point, Relay, and Backup Battery Support. During the deployment period, Silver Spring will provide network endpoint management for the Production environment, including configuration management as well as the gathering and analyzing of network statistics and trends. Silver Spring will monitor the availability and performance of Access Points and Relays 24x7x365. When an incident (including but not limited to the unavailability of a Relay or an outage of an Access Point or another connectivity problem) triggers an alert, Silver Spring will communicate with ComEd as set forth in Attachment 5, track the incident, troubleshoot the problem, and escalate to Silver Spring subject matter experts or third party vendors as needed, pursuant to the Incident management process established in Task 3.1.1.6. As necessary, Silver Spring will escalate to the *** for suspected *** issues, as permitted by the *** submitted by ComEd pursuant to ***.

4.3.5.

Access Point, Relay and Backup Battery Replacement. After in-field investigation or upon Silver Spring’s recommendation, ComEd will promptly remove *** experiencing problems and promptly replace such equipment using the inventory of spare equipment Silver Spring recommends in the Equipment section of this SOW. For the duration of the deployment period, Silver Spring will *** for its mutually agreed *** associated with replacing failed *** as set forth in Section 4.1.3 of the Master Agreement, including those *** installed as part of the ***. Further, Silver Spring will provide replacement batteries *** for the duration of the deployment period. Failed Access Points and Relays will be replaced in accordance with the warranty policy.

4.3.6.

WAN. ComEd will *** for the services of the *** for *** and the ***. Silver Spring will monitor the *** from the *** to the *** 24x7, alert ComEd promptly regarding any Incident affecting the ***, and follow up with the *** as necessary regarding the resolution of such Incidents, as permitted by the *** submitted by ComEd pursuant to ***. If reasonably requested by Silver Spring or as the Parties otherwise agree, ComEd will work directly with the *** to investigate and resolve ***.

4.3.7.

WAN Backhaul Circuit. Each Party will *** associated with Internet connectivity at its location. ComEd will *** for a *** from the ***. On a 24x7 basis, Silver Spring will monitor the availability of the *** from the *** to the ***, which is used to carry traffic between the ***. Silver Spring will provide ongoing monitoring and management of the ***. If ComEd chose to establish and employ a dedicated telecommunications circuit for *** in lieu of or in addition to a ***, ComEd will maintain that connection at *** and Silver Spring will monitor that connection.

4.3.8.

Firmware Maintenance. Provided that ComEd has paid all applicable fees, Silver Spring will install Firmware updates to Access Points, Relays, and/or Integrated Meters, as a planned System Change pursuant to Task 4.3.1.l.b. Equipment receiving a Firmware update will be unavailable during the final step of the Firmware update process.

4.4.	Business Service Level Monitoring and Management
4.4.1.

Service Level Targets. Subject to the procedures described in Tasks 0 and 4.4.3, Silver Spring will provide Service Level credits to ComEd if Silver Spring fails to meet the Service Levels specified in Attachment 3 to this SOW. If Silver Spring fails to meet more than one Service Level in a single measurement period, the sum of the corresponding Service Level credits will be creditable to ComEd; provided however that in no event will the total amount of Service Level credits in a single month exceed *** (***) ***. Notwithstanding the foregoing, if a single event gives rise to a Service Level credit as measured by more than one Service Level metric under this Task 4.4, ComEd will be entitled only to the highest applicable Service Level credit attributable to that event across all of those metrics. ***.

4.4.2.	Reporting. Silver Spring will measure and report Service Levels on a monthly basis, each calendar month, starting with the Service Level Triggers defined in Attachment 3. ***.
4.4.3.	Exclusions.
4.4.3.1.

Maintenance Windows and System Changes. Service Level credits will not apply during (i) any Maintenance Window that is used and is the source of the performance failure causing the Service Level credit, (***) ***, (***) ***.

4.4.3.2.	Failures. Silver Spring will not be liable for failure to meet applicable Service Levels to the extent any such failure is attributable to any one or more of the following causes:
a.	An Excusable Delay;
b.	***;
c.	Any and all third party hardware and/or software failures not directly caused by Silver Spring;
d.	A Force Majeure event affecting multiple data centers, or a single data center if ComEd is using no secondary data center or has not purchased disaster recovery services from Silver Spring;
e.

During an event triggering a disaster recovery pursuant to Task 4.2.7 and for a twenty-four (24) hour period after the resumption of service following such an event to allow the system to return to normal operating ranges;

f.	***; and
g.	Any other cause to which the Parties mutually agree in writing.
4.4.3.3.

Inconclusive Analyses. Silver Spring will conduct root cause analyses of Service Level failures to the extent that such analyses can be conducted remotely and do not require a field visit. If the Parties agree that a cause listed above caused the Service Level failure, ComEd will not be entitled to a Service Level credit.

4.5.	Other Tasks and Provisions regarding Ongoing Maintenance and Management
4.5.1.	ComEd Access to UIQ data. UIQ AMM provides the following standard reports, details of which can be found in the AMM Users’ Guide:
4.5.2.	ComEd Access to UIQ data. UIQ AMM provides the following standard reports, details of which can be found in the AMM Users’ Guide:
•	Error! Reference source not found.Error! Reference source not found.

Should ComEd wish to generate additional reporting from data stored in the UIQ database, the Parties will work together to determine an appropriate solution satisfying ComEd’s requirements. A separate SOW may or may not be required depending on the mutually agreed data delivery solution.

4.5.3.

Change in Service. Upon *** prior written notice to ComEd, and provided that the functionality and quality of the services provided by Silver Spring under Task 4 will not diminish, Silver Spring has the right to change or modify the manner in which Silver Spring offers or delivers such services; provided that such change or modification will not impair or adversely affect ComEd’s ability to use the services and does not result in additional cost or expense to ComEd.

4.5.4.	Maintaining Current Location Data. ComEd will maintain *** the most current location information for all Endpoints, Access Points and Relays, ***.

General Assumptions

•

Any work required beyond *** is not included in this SOW. Any task beyond those stated in this SOW is considered out of scope. Any change to any task, including any change to quantities or other parameters referenced in any task, may result in changes to pricing.

•	Unless otherwise stated in this SOW, ComEd will provide Silver Spring with *** advance written notice when requesting Silver Spring resources to be on-site.
•

Unless otherwise stated, Silver Spring team members other than Customer Support staff will be available during normal local business hours (8:30am_5:30pm on Business Days) for that specific resource - for example, Silver Spring team members in Redwood City, CA, are available during those hours Pacific Time, while Silver Spring team members performing in-field assistance are available during those hours in ComEd’s time zone. Off-hour resources can be arranged during critical periods.

•	This SOW covers support of ComEd’s AMI System only. Support for planning or deployment beyond basic AMI (***), will be covered under a separate SOW.

Approvals

IN WITNESS WHEREOF, the parties hereto have caused this SOW to be executed by their duly authorized representatives as of the SOW Effective Date.

Commonwealth Edison Company		Silver Spring Networks, Inc.

By:	/s/ Anne R. Pramaggiore	By:	/s/ Scott A. Lang

Name:	Anne R. Pramaggiore	Name:	Scott A. Lang

Title:	PRESIDENT & COO	Title:	CEO

Date:	1-25-12	Date:	1-25-12

Exelon Business Service Company, LLC, solely as delegee of rights and benefits of Commonwealth Edison Company

By:	/s/ M. Bridget Reidy
***:
Name:	M. Bridget Reidy	***
***
Title:	SVP Chief Supply Officer

Date:	1/25/2012

[End]

Attachment 1 to AMI SOW

Software Licensed by ComEd under the AMI SOW

The following Software Products/modules and operating environments are licensed to ComEd under the terms of the Master Agreement.

Software Tools:	☐	***

	☐	***

	☐	***

Environments: For each operating environment, the Parties will check the cell in Table 1 below for a particular Software Product/module if Silver Spring is to install it in the specified environment. Silver Spring will provide SaaS as described in Task 4 of this SOW, for each environment for the term listed in Table 1. The term is further described in the next section of this Attachment.

Table 1: Basic Setup Information for Each UIQ Environment

Environments:										Availability
	Software Products:									requested	Env’t/
								Size of env’ts (# Meters)		by	Solution
							***	Integ’d	Simulated	(N wks after	Services
	***	***	***	***	***	***	***	Meters	Meters	SOW S.D.***)	Term***
Production***	✓	✓	✓	✓	✓	✓		***			***
Disaster Recovery (DR)	✓	✓	✓	✓	✓	✓		***			***
Development	✓	✓	✓	✓	✓	✓	✓	***			***
Test	✓	✓	✓	✓	✓	✓	✓	***			***
DR / Full-Scale Test Env’t (FSTE)								See Note 1	See Note 1
Other, if any:

Note 1: DR will use same # as many Integ’d Meters as Prod, and FSTE will use the same # of Simulated Meters.

***

SOW S.D. = SOW signature date, which is the date of last signature of this SOW. Numbers shown reflect the time Silver Spring requires to set up environments, since work will only start after this SOW’s execution.

***

Solution Services begins upon the availability of the environment, and at the end of the term noted, may be renewed or terminated (see next section for fuller description). For temporary environments, the term should be noted with an estimated term (e.g., “est. 12” for a one-year term).

***	For the Production environment, the Parties will complete the table at right:

	Residential (non-interval read)	Residential (interval read)	C&l
Endpoints(%):
Interval Size (Minutes):	***	***	***
Number of days of online data retention (disk) stored in the UIQ database:			***

Term of Solution Services (SaaS)

When ComEd ***, Silver Spring will ***, Silver Spring will ***. Silver Spring will ***.***For each environment, the date listed for availability in Table 1 is a target, and the Parties will work cooperatively to finalize the date with reasonable notice. Upon the expiration of the term, the Parties will renew or terminate the Solution Services supporting that environment pursuant to the terms of the Master Agreement.

If ComEd intends for an environment to be temporary, the termination date in Table 1 is noted as an estimate, and the Parties will work cooperatively to finalize the date reasonably in advance.

After SaaS is terminated or not renewed for any environment(s), Silver Spring reserves the right to reassign relevant Back Office equipment and staffing.

[End]

Attachment 2 to AMI SOW

Acceptance Test Criteria

This Attachment contains the criteria for the Acceptance Testing described in Task 2.6.3 of this SOW. This testing will be completed following the completion of Optimization of the first Optimization Area as described in Task 2.5 of this SOW.

1.	Requirements and Assumptions
1.1.	Lab Tests will be performed in a Silver Spring lab using the Silver Spring test network and Equipment.
***.

*** will be performed on *** in a *** that has been *** to *** of the ***. Silver Spring will require between *** calendar weeks of elapsed time to *** will exclude *** to take action (e.g., ***) or to provide ***.

***.	*** will be performed using the ***. To the extent that a specific *** has already been *** as part of the ***, *** need not be *** during ***.
***.	*** all have standard *** associated with them. If *** a change in *** will change.
***.	*** has completed *** between the *** and the ***.
***.	For those *** which indicate a *** will be *** using the ***. *** will be *** based on not less than *** of each criterion. *** will exceed ***.
2.	Test Criteria

As used in this chart, “meter” means Integrated Meters.

***	***	***	***	***
***
***
***	***	*** during the *** it will *** for it to *** during the	***	***	***
***	***	*** during the *** and wait for it to *** and *** then *** for it to *** and to *** during the ***	***	***	***

***	***	*** for the *** and ***	***	***	***
***	***	*** and *** on the ***	***	***	***
***
***	***	*** on a ***	***	***	***
***	***	*** on a ***	***	***	***
***	***	***	***	***	***
***	***	*** on a ***	***	***	***
***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***
***	***	***	***	***	***
***	***	***	***	***	***
***
***	***	*** to the *** via *** and ***	***	***	***
***	***	*** to the *** via *** and ***	***	***	***
***	***	*** to the *** via *** and ***	***	***	***

***	***	*** to the *** via *** and ***	***	***	***
***	***	*** to the *** via *** and ***	***	***	***
***	***	*** to the *** via *** and***	***	***	***
***
***	***	*** of a ***	***	***
***	***	*** of ***	***	***
***	***	*** of a ***	***	***
***	***	*** of a ***	***	***
***	***	*** that *** for *** is *** and *** including *** and ***	***	***
***
***
***	***	*** that the *** and *** are capable of *** and that *** are available in the ***	***	***	***
***	***	*** that *** and *** can be *** on a regular schedule and that ***	***	***
***	***	*** that *** have *** to ***	***	***
***	***	*** in *** at some *** to demonstrate that *** and that *** are ***	***	***

***	***	*** for *** with separate *** up to ***	***	***
***
***	***	*** that *** for a period of time, are *** on the *** and that the *** will *** through other ***	***	***
***	***	*** from *** and the *** will *** through other ***	***	***
***	***	*** the *** required for *** to obtain *** after *** has been *** to the ***	***	***
***
***	***	*** using *** as a *** and *** under a variety of ***	***	***	***
***	***	*** using *** as a *** under a variety of ***	***	***	***
***	***	*** the *** of the *** using *** as a ***	***	***	***
***	***	*** the proportion of *** *** consumed for *** on the *** Determine the *** that ***	***	***	***

***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	*** and on*** of *** via *** showing time that ***	***	***
***	***	*** of *** at *** based on ***	***	***
***
***	***	*** to *** for *** that are *** to ***	***	***
***	***	***provided for ***	***	***
***	***	*** collected for ***	***	***
***
***	***	*** of a ***	***	***	***
***	***	*** of ***	***	***
***	***	*** a ***	***	***	***
***	***	*** of ***	***	***	***
***	***	*** at *** for *** is*** including ***	***	***

***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***

[***]

Attachment 3 to AMI SOW

Service Levels and Service Level Credits

1.	[Intentionally Omitted]
2.	SLA Triggers. Each Service Level listed below will start to be enforceable, and to be reported on, upon the satisfaction of the condition noted below (each a “Service Level Trigger”).
3.

Meter Read Data. The Service Level Trigger for Service Levels related to Meter Read Data is the Optimization of Integrated Meters within a given Optimization Area. As each additional Area is Optimized, Silver Spring will identify the Integrated Meters that are Optimized, and such Integrated Meters will be added to the set of Provisioned Integrated Meters subject to the Service Levels.

3.1.

Provisioned Integrated Meters. For newly available data on the Communication Module, the UIQ System will gather and process Anchor Reads captured at midnight from Provisioned Integrated Meters and deliver, ***.

3.2.

SLA Credits for Failure to Deliver Meter Read Data. If Silver Spring fails to meet Provisioned Integrated Meter read data Service Levels described in Section 3.1 above, the Service Level credits specified in Table 3.2 will apply.

***
***	***
***	***
***	***
***	***
***	***
***	***

4.

On Demand Requests. The Service Level Trigger for Service Levels related to on demand requests is the Optimization of Integrated Meters within a given Optimization Area. As each additional Area is Optimized, Silver Spring will identify the Integrated Meters that are Optimized, and such Integrated Meters will be added to the set of Provisioned Integrated Meters subject to the Service Levels.

4.1.

***. SLA Credits for Failure to Deliver On-Demand Meter Read Requests. Provided that the minimum number of on-demand Anchor and Interval meter read requests has been met as shown in Table 4.1 below, if Silver Spring fails to meet the on-demand Service Level, the Service Level credits specified in Table 4.1will apply.

***
***	***
***	***
***	***
***	***
***	***
***

4.2.	On-Demand Remote Connect and Disconnect Requests. ***.

SLA Credits for Failure to Deliver On-Demand Remote Connect and Disconnect Requests. Provided that the minimum number of on-demand remote connect and disconnect requests has been met as shown in Table 4.2 below, if Silver Spring fails to meet the on-demand Service Level, the Service Level credits specified in Table 4.2 will apply.

***
***	***
***	***
***	***
***	***
***	***
***
5.

Availability Service Level. The Service Level Trigger for the Service Level related to UIQ Availability is the confirmation that ComEd can access and log into the Production UIQ environment pursuant to Task 3.1.2.3.d.

5.1.	Availability. The UIQ application will be available to and accessible by ComEd and ***. ComEd will ***. ComEd will ***.

***
***	***
***	***
***	***
***	***
***	***
***	***

6.	Service Level Incentives. If Silver Spring exceeds the Service Levels in any given month, the Service Level Incentives of Table 5.1 shall apply.

***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***

[End]

SERVICES AND MATERIALS AGREEMENT
Attachment 4 to Exhibit “M” Statement of Work- AMI SOW Full Deployment Statement of Work#[_] Pricing

***1.***

***
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***.***.***.***.***

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***.***.***.***.***

2.***

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***.***.***.

3.***

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***.***:***.***.***.***.***.***.***.***.***.***.***.***.***

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***.***:***.***.***.***.***.***.***.***.***.***.***.***.***

***
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***
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***.***.***.***

***
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***: ***.

***:***,***.

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***: ***.

***:***:***.

***:***.

***
***	***	***	***
***	***	*** -***	***
***	***	***-***	***
***	***	*** - ***	***
***	***	*** - ***	***
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***:***.***,***.

***:***, ***.

***:***:***.

*** - *** - ***
***	***	***	***
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***:***.***,***,***: ***

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***:***:***.

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4.	***

***
***	***	*** (***)	***
***:***	***	***	***.
***:***	***	***	***.

***:***.***.

***:***,***,***.

***:***,****** - ***.

***:***:***.

5.	***

***
***	***	***	***
***	***	***	***
***	***	***	***

***:***,***

***.

***:***:***.

***

Attachment 5 to AMI SOW

Software Support Terms for AMI Full Deployment

1. SOFTWARE SUPPORT SERVICES. For the period during which ComEd has paid the Fee(s) specified in Attachment 4 for Application Management and Software Support for the AMI Project, Silver Spring will provide ComEd with the following Software Support Services:

1.1 Access to Customer Support Personnel. Silver Spring customer support personnel will be available for contact, for the purposes described in this Attachment, on Business Days ***.

The contact information for such support is as follows:

Table 1-Contact Information**

Telephone Support	Email Support	Website Support
***	***	***

ComEd will centralize its interactions with Silver Spring’s customer support staff by assigning *** persons who are authorized to contact Silver Spring for such support (“Authorized Support Supervisors”); Authorized Support Supervisors will be responsible for relaying information between Silver Spring and other members of ComEd’s support staff.

Silver Spring’s customer support personnel will respond as described in Sections 1.2 and 1.3 below. Unless otherwise mutually agreed on a case by case basis, Silver Spring’s customer support personnel will be ComEd’s main point of contact regarding all problems, including those forwarded by customer support personnel to other groups within Silver Spring.

1.2. Incident Reports, Service Requests, and Support Inquiries. Silver Spring’s customer support personnel will***that***, as well as***, receiving and responding to:***,***,***, including but not limited to***; and ***.***, Silver Spring’s customer support personnel will ***,***,***,***. Silver Spring will***,***. Silver Spring will ***.***ComEd will ***,***.

1.3. Classification of Incidents, Service Requests, and Support Inquiries. When ComEd submits an Incident Report, Service Request or Support Inquiry, ComEd will reasonably assess its urgency according to the appropriate priority levels defined in Table 2. Silver Spring will confirm the priority level and the Parties will resolve any disagreement regarding the priority as soon as is reasonably practical.

***,***,***

***	***	***	***	***
***	***,***,***,***	***: •***:***,***. •***:***.***,***. ***:***,***.	***.***:***,***,***.***.***,***,***.	***,***: ***: *** *** ***.,*** ***: ***,*** ***: ***,***
***	***,***,***.	***: •***:***,***. •***:***. ***:***,***.	***.***:***,***.***,***,***.	***,***: ***: *** *** ***.,*** ***: ***,*** ***: ***,***
***	***,***: ***.	***:***.***. ***:***	***:***,***.***,***,***.	***
***	***,***	***:***.***. ***:***	***:***.***,***,***.	***

***.***,***,***.

***,***,***.

1.4. Error Management. As noted in Table 2 above, to the extent Silver Spring determines that the root cause (or suspected root cause) of a reported Incident is an Error, Silver Spring will open a report (“Error Report”) and further investigate it for resolution as set forth in Table 3 below, using reasonable efforts consistent with Table 3 to investigate and resolve Errors. Table 3 does not include Response Times, as response requirements are specified in Table 2, whether or not the Incident was known to be caused by an Error at the time of response. Target resolution timeframes in Table 3 do not include the time that elapsed before a problem was identified as an Error.

1.5 Classification of Errors. When Silver Spring identifies an Incident as an Error, Silver Spring will reasonably classify the Error in accordance with the Severity levels defined in Table 3. The Parties will resolve any disagreements about the Severity level as soon as is reasonably practical.

***

***	***	***	*** ***
***	***.***,***,***.	***.***.***	***,***.***:***,***.***.***,***.
***	***.***.***,***,***.	***.***.***.***	***,***,***.***.***,***.
***	***.***,***,***.	***.***.	***,***.***. ***,***.
***	***.***,***.	***.***.	***,***.***,***.***. ***,***.

1.6. ComEd’s Responsibilities. Except for Software provided as a Managed Service or on a SaaS basis, ComEd acknowledges that ComEd is responsible for acting on and implementing the support solutions Silver Spring recommends or provides, including workarounds acceptable to ComEd.

1.7. Availability of Upgrades. Silver Spring will provide Upgrades to ComEd electronically for installation and implementation by Silver Spring, as provided in this SOW, if and when released by Silver Spring.

1.8. Limits to Version Support. If ComEd refuses Upgrades to the version of UIQ Software it is using, Silver Spring will provide Software Support Services for that Major Release for a period of the lesser of: (a) the remainder of the Application Management services term as defined in Attachment 2, or (b) *** years (commencing on the date that the Major Release is made available to ComEd). Unless ComEd refuses Upgrades (or there is any gap in Application Management services enrollment), Silver Spring will provide Software Support Services for as long as ComEd enrolls in Solution Services. For clarity, when ComEd signs the Agreement and takes its first delivery of GridScape Software, the then-current Major Release will be supported for *** years from that initial Delivery Date. Subsequently, Major Releases will be supported for *** years from their general availability date. Silver Spring will provide an additional *** years of Major Release version support (“Extended Software Support”) for no additional charge.

2. LIMITATIONS. Software Support Services will not be provided for use of Software in a manner inconsistent with the applicable Documentation or with products or software not intended by the Documentation.

3. USE LIMITATIONS; TITLE; INTELLECTUAL PROPERTY INDEMNITY; LIMITATION OF LIABILITY. ComEd’s use of all UIQ Software and Upgrades provided under this Attachment will be governed by the Master Agreement, including but not limited to the terms relating to license and ownership rights, use limitations, intellectual property indemnity and limitations of liability.

[End]

Contract	:	01100875
Release	:	00000
Executed	:	01/31/2012
Printed	:	08/14/2015
Page	:	1

Mail Invoice To:	Vendor:
ACCTS RECEIVABLE
SILVER SPRING NETWORKS INC
3 Lincoln Center	555 BROADWAY ST
OAKBROOK TERRACE IL 60181-4260	REDWOOD CITY CA 94063

Please Direct Inquiries to:	Work Location:
***

Title	:	***
Phone	:	***	Ext:
Fax	:

Title:	AUTOMATED METERING INFRASTRUCTURE SYSTEM SOFTWARE & SERVICES EIMA ***** BLANKET MASTER CONTRACT ***** ** DUPLICATE COPY **

Contract Type	:	BLANKET CONTRACT	Start Date	:	01/25/2012
Project	:		End Time	:	12/31/2022

***		***
Vendor Authorized Signature		Authorized Signature
***		***
Printed Name/Title		Printed Name/Title
9/5/2015	***	8/14/2015	***
Date Signed	Phone	Date Signed	Phone

Terms and Conditions – Text at End

Fac	Standard	Rev	S/P	Text	Title
	EIMA	*	V	Y	ENERGY INFRASTRUCTURE MODERNIZATION ACT
* REFER TO REVISION LEVEL ON DOCUMENT

Contract Amendments

Contract	:	01100875
Release	:	00000
Executed	:	01/31/2012
Printed	:	08/14/2015
Page	:	2

Amendment	:	001	Execution Date	:	10/29/2012
Title	:	EXTEND CONTRACT DATE TO SUPPORT ***
Amended Start		:	Amended End Date	:	12/31/2014
Amendment	:	002	Execution Date	:	04/25/2014
Title	:	EXTENDING CONTRACT DATE FOR SUPPORT SERVICES
Amended Start		:	Amended End Date	:	12/31/2022
Amendment	:	003	Execution Date	:	05/29/2015
Title	:	INCORPORATE 0 DOLLAR CO TO WEB OUT SIM TOOL (WOST)
Amended Start		:	Amended End Date	:
Amendment	:	004	Execution Date	:	05/29/2015
Title	:	MICROAP PRICE
Amended Start		:	Amended End Date	:
Amendment	:	005	Execution Date	:	08/14/2015
Title	:	INCORPORATE NET ZERO CHARGES FOR 1M METER PLAN
Amended Start		:	Amended End Date	:

		Terms and Conditions - Text

* * * End of Contract * * *

Amendment #2 To Exhibit N-1 AMI SOW Full Deployment
to the Amended and Restated Services and Material Agreement

This Amendment Number 2 (“Amendment No. 2”), effective as April 1, 2015 (“Amendment No. 1 Effective Date”), between Silver Spring Networks, Inc. (“Silver Spring”) and Commonwealth Edison Company (“ComEd” or “Company’’). This Amendment No. 2 amends that certain Statement of Work Number 1 dated January 25, 2012 (“SOW N-1”), issued pursuant to the Amended and Restated Services and Materials Agreement between the Parties dated January 25, 2012 (collectively, with SOW N-1, the “Master Agreement’’) Silver Spring and Company are referred to herein as the “Parties” or a “Party,” as applicable. Capitalized terms not defined in this Amendment No. 2 will have the same meaning as in the Master Agreement.

The Parties agree to amend the SOW N-1 as follows:

1.

The following tables (including pricing notes) replace in their entirety the tables (including pricing notes) of the same title set forth in Section 3 (“Software-as-a-Service”) of Attachment 4 (“Pricing”) to SOW N-1:

***
***	***	***	***	*** ***
***	***			***
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***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***				***

***: ***.***,***.

***:***:

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***.

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***.

***.

***:***,***

***.
***:***:***.

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***	***	***	***	*** ***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
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***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***				***

***:***.***,***.

***:***:

***.

***.

***.

***.***.

***.

***.

***.

***.

***.

***.

***:***,***.

***:***:***.

2.	***

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***	***	***	***	*** ***
***.	***.	***.	***.	***.
***.	***.	***.	***.	***.
***.	***.	***.	***.	***.
***.	***.	***.	***.	***.
***.	***.	***.	***.	***.
***.	***.	***.	***.	***.
***.	***.	***.	***.	***.
***.	***.	***.	***.	***.
***.	***.	***.	***.	***.
***				***.

***:***, ***.

***:***:***.

***
***	***	***	***	*** ***
***	***	***
***	***	***	***.	***.
***.	***.	***.	***.	***.
***.	***.	***.	***.	***.
***.	***.	***.	***.	***.
***.	***.	***.	***.	***.
***.	***.	***.	***.	***.
***.	***.	***.	***.	***.
***				***.

***:***,***.

***:***:***.

***
***	***	***	***	*** ***
***	***	***
***	***	***	***	***
***	***	***	***	***
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***				***

***:***,***.

***:***:***.

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***	***	***	***	***	***
***				***

***:***.

***:***,***.

***: ***.

3.	***:

***	***	***	***	*** ***
***	***	***	***	***
***	***	***	***	***

4.	***:

***	***	***	***	*** ***
***	***	***	***	***
***,***,***	***	***	***	***

5.

Integration; Conflict. The foregoing provisions shall govern notwithstanding any contrary provision in the Agreement or any previously executed agreement between the Parties. Except as otherwise expressly provided or modified herein, the (i) terms and conditions of the Agreement remain in full force and effect, and (ii) this Amendment #2 and the Agreement constitute the entire and exclusive agreement between the Parties regarding the subject matter hereof, and supersede all proposals and prior agreements, oral or written, and all other communications. In the event of a conflict between this Amendment #2 and the Agreement, this Amendment #2 shall govern.

IN WITNESS WHEREOF, the Parties have caused this Amendment #2 to be executed by their duly authorized representatives.

Commonwealth Edison Company		Silver Spring Networks, Inc.
By:	***	By:	***
Name:	***	Name:	***
Title:	***	Title:	***
Date:	8/14/2015	Date:	9/5/2015

FAST-START SMART GRID PROJECT MASTER AGREEMENT
Exhibit “N” Statement of Work – *** Statement of Work # [__]

This Statement of Work (“SOW”) is entered into as of January [25], 2012 (“SOW Effective Date”) between Silver Spring Networks, Inc. (“Silver Spring”) and Commonwealth Edison Company (“ComEd”). This SOW is subject to the terms of the Amended and Restated Services and Material Agreement dated as of the date hereof, between Silver Spring and ComEd (the “Master Agreement”). Capitalized terms used but not defined in this SOW have the meaning assigned them in the Master Agreement. In the event that there is a conflict or inconsistency between this SOW and the Master Agreement, the terms of the Master Agreement will prevail unless specifically stated in this SOW to the contrary. Notwithstanding the foregoing, in the event of any conflict or inconsistency between an ComEd Responsibility or a Joint Responsibility designated under this SOW and an ComEd Responsibility designated in the Master Agreement, the terms of this SOW will control with regard to such ComEd Responsibility. To the extent a task is designated as a Joint Responsibility in this SOW, the portion of such task to be performed by ComEd shall be deemed a ComEd Responsibility for which this SOW will control.

Summary

ComEd and Silver Spring wish to work together to deploy ***communications infrastructure to communicate with ***. This ***communication network will be designed without consideration of the AMI network infrastructure, though ComEd may choose to share infrastructure at any time via a configuration change. ComEd intends to deploy ***to communicate with ***.

As described in Task 2 below, Silver Spring will perform ***.

As described in Task 4 of the Services section below, Silver Spring will provide ***services to manage and maintain the ***application which will be installed in ***.

Silver Spring and ComEd will work together to develop a replacement strategy and implementation plan ***.

Silver Spring and ComEd will work together to develop, implement and evaluate a convergence program ***.

Definitions

“Acceptance Testing” means the procedure by which Silver Spring and/or ComEd perform a series of tests (the criteria for which the Parties will agree in writing) to validate, measure and verify Product functionality.

“AMI” or “Advanced Metering Infrastructure” means hardware and software that, along with communications services, enable automated meter reading and other capabilities.

“Application Deployment Services” means the services provided by Silver Spring as described in Task 3.

“Application Management” means the services provided by Silver Spring, as described in Task 4.2, to operate, monitor and maintain the GridScape application, licensed on a term basis, on Silver Spring Servers at a Silver Spring data center as a Solution Service (SaaS).

“Backhaul” means the Wide Area Network (“WAN”) which supports communications between the data center hosting *** and either an Access Point or a Master Bridge. Options may include cellular 3G networks, Wi-Fi, Ethernet, etc..

“Bridge” means an eBridge or sBridge.

“Bridge Configurator” (sometimes referred to as “Darter”) means the Silver Spring software tool that configures Bridges and performs basic troubleshooting, primarily in a DA Communication Network.

“***”means a *** in which the ***. Examples of such ***. Note that *** is a term applied for *** in this ***, and is *** to the *** or any ***.

“***”means a *** in which the ***. Examples of such *** include ***. Note that *** is a term applied for in this ***, and is *** to the *** or any ***.

“Communication Module” means Silver Spring’s network interface card (sometimes also referred to a “NIC”), that is installed in Equipment and meters.

“Communication Tester” (sometimes referred to as “Communications Access Test Tool” or “CATT”) means a software tool for testing and analyzing the DA Communication Network. Communication Tester typically runs on a laptop PC or handheld device connected to a Field Service Unit (FSU) over a USB port.

“DA” or “Distribution Automation” means the remote and automated control and monitoring of an electricity distribution network.

“***”means Access Points, Relays, DA Endpoints, and the wireless mesh network established as a result of the Equipment running Silver Spring’s UtilOS Software. To the extent that *** belonging to ComEd’s AMI Network are present, such Access Points and Relays are only considered part of the DA Communication Network if they are enabled to transport DA-related communications including DA data traffic as well as ***.

“***” means the services provided by Silver Spring, to maintain communications reliability by managing Access Points, Relays, DA Endpoints, and the wireless mesh network established as a result of the Equipment running Silver Spring’s UtilOS Software.

“DA Deployment Period” means the ***, starting at the SOW Effective Date during which the Bridges specifically included in the ***, as defined in ***, are installed, configured, and validated.

“***” means the combination of (a) distribution equipment that performs either a power control or monitoring purpose (such as a recloser, capacitor bank, line sensor, etc.), and (b) a Remote Terminal Unit that provides electronic controls for such a distribution device (such as a capacitor bank controller).

“DA Endpoint” means any Bridge provided by Silver Spring or a Silver Spring certified third party RTU with an integrated Bridge or Silver Spring Communication Module.

“DA Project” means the DA Communication Network project undertaken by ComEd and Silver Spring under this SOW. The DA Project comprises all responsibilities assigned to the Parties under this, including the provision of all deliverables described under this SOW. “DA Project” does not include materials, equipment, software or services provided by third parties not under Silver Spring’s direction or control.

“DNP” means Distributed Network Protocol; “DNP3” is a version of this protocol.

“eBridge” means a discrete hardware module packaged for interface to a variety of RTUs. The eBridge uses Silver Spring’s open, IP-based 902-928MHz mesh transceiver platform. The eBridge supports serial and Ethernet inputs, DC power input and can support a variety of third party antennae. The eBridge supports 1Pv4 and 1Pv6, and comes preconfigured to support the DNP3 protocol. eBridges are sold as head-end or remote devices.

“Enhanced DA Communication Network Design” has the meaning set forth in Task 2.1.1.5

“Fees” means all amounts payable to Silver Spring by ComEd under this SOW.

“Field Deployment Services” means the services provided by Silver Spring under Task 2.

“GridScape” means the Silver Spring infrastructure management layer that, among other functions, manages a Silver Spring provided DA Communication Network. GridScape is included within the definition of Software.

“Incident” means an event occurring that is not a standard operation and that causes or may cause a disruption to or reduction in the quality of a Service, system or ComEd productivity.

“Information Success Rate” means a metric available on Silver Spring radios (and accessible via Bridge Configurator) that indicates the number of successful transmissions received from a neighboring node.

“IP” means internet protocol.

“Maintenance Window” is defined in Task 4.2.2.

“Managed Services” means the Solution Service by which Silver Spring’s management and operation of Software licensed on a perpetual basis on ComEd-owned Servers at a ComEd data center.

“Master Bridge” (sometimes referred to as a “head-end eBridge”) means a Bridge serving as a hub device for communicating distribution-grid data (1) through its RS-232 (DB-9) or Ethernet interface to ComEd’s *** that use DNP3 for connectivity and (2) through its RF interface to other Bridges. A Master Bridge is often installed in substations.

“NOC” means Silver Spring’s network operations center.

“Optimization” means the procedure by which the *** of the *** and *** have been *** to confirm that *** meets the *** upon which the ***. *** executed in a *** of the *** when *** by the *** is *** in such ***, and it may include *** of the *** as required for *** the *** and ***.

“Preventive Maintenance” means activities performed by Silver Spring that are necessary or desirable for the continuous provision of Solution Services at their stated Service Levels, including, but not limited to, those activities that require the temporary cessation of one or more Solution Services.

“Project Management Services” means Silver Spring’s project management services for project coordination and deployment of DA.

“Project Manager” means the person each Party appoints to handle the day-to-day management of the Parties’ respective DA Project responsibilities.

“Project Schedule” means the schedule for delivery of Silver Spring products and completion of Services as the Parties mutually agree in writing.

“Relay” means Silver Spring’s wireless receiver that routes and forwards information through the Silver Spring mesh network.

“Remote Bridge” means a Bridge that is installed in a weather-proof RTU enclosure and connected to the RTU data and/or management port through Ethernet or Serial connection. The Remote Bridge is registered to a Master Bridge through the RF mesh. The registered Master Bridge serves as the Remote Bridge’s gateway to ComEd’s network connecting DA Devices (i.e., the SCADA network or other interfaces).

“Remote Terminal Unit” or “RTU” means a device that provides electronic controls for a distribution device, to which the Remote Bridge is connected. The RTU provides a weather-proof enclosure for the Remote Bridge as well as DC or AC power.

“RF” means radio frequency.

“RSSI” means Received Signal Strength Indicator, which is the received power of a wireless signal in decibels referenced to milliwatts (dBm).

“SaaS (Software as a Service)” means the Solution Service where Silver Spring operates Silver Spring software licensed on a term basis on Silver Spring Servers at a Silver Spring data center.

“sBridge” means a discrete hardware module packaged for interface to a variety of DA Devices. The sBridge uses Silver Spring’s open, IP-based 902-928MHz mesh transceiver platform. The sBridge can communicate to an RTU through one of the sBridge’s two serial inputs. It supports DC power input and can support a variety of third party antennae. The sBridge supports 1Pv4 and 1Pv6, and comes preconfigured to support the DNP3 protocol through one of its two serial ports. sBridges are sold as remote devices, not as head-end devices.

“SCADA” means Supervisory Control and Data Acquisition.

“Server(s)” means the physical machine or computer on which GridScape will be installed.

“Service level” means the measurement of the performance of GridScape or Services, as applicable, and is generally expressed as a percentage of a goal (e.g., the percentage of the time a network or system is operative or successful transactions are processed).

“Services” means Project Management Services, Field Deployment Services, Application Deployment Services, Application Management Services Solution Services and Software Support Services.

“Signature Date” means the date of last signature executing this SOW by either Party.

“Software Support Services” means those services provided by Silver Spring as described in Attachment 5 to this Statement of Work.

“Solution Services” means Silver Spring’s deployment and management services for head-end hardware, software, and software environments.

“Statement of Work” or “SOW” means this Statement of Work.

“System Acceptance Tests” or “System Acceptance Testing” is defined in Task 2.6.2.

“System Change” means any change or modification to any infrastructure components of the hardware and software used in the GridScape backend.

“Urgent System Change” is defined in Task 4.2.1.2.

“VPN” means a Virtual Private Network, which is a secure LAN-to-LAN tunnel based on the IPsec protocol, used to connect ComEd and the NOC providing access to the Smart Grid System from ComEd corporate location(s).

“Wide Area Network” (or “WAN”) is defined as noted in the definition of “Backhaul” above.

Equipment

For the DA Project, ComEd will purchase, at the prices specified in Attachment 1, approximately the following quantities of Equipment by issuing a Purchase Order to Silver Spring:

•	***
•	***
•	*** Relays
•	*** Battery Backup for Relays
•	Mounting Equipment types and quantities to be defined

In addition, Silver Spring recommends that ComEd maintain an inventory of spare Equipment as follows:

•	***:***.
•	***:***
•	Relays:***
•	Battery Backup for Relays:***
•	Mounting Equipment and accessories: ***.

If quantities change pursuant to the Enhanced DA Communication Network Design described in Task 2.1.1.5 and the Final DA Communication Network Design described in Task 2.2.2.8, ComEd will purchase the additional quantities of Equipment as are identified at each of those steps, or if the quantities of Equipment required decrease, ComEd will not be obligated to purchase the full allotment of Equipment detailed above. To enable Silver Spring to meet its component order lead times, ComEd must provide Silver Spring with timely information about the configuration of the Equipment so that deliveries may be made within required lead time. Silver Spring guarantees that the number of Relays required by the Final Field Network Design will not exceed ***. *** required Relays in excess of this Relay Cap (including associated mounting equipment and battery backups) will be provided by Silver Spring ***. Silver Spring further guarantees that the number of Relays required by the Final Field Network Design will not exceed ***. All required Relays in excess of this threshold (including associated mounting equipment and battery backups) will be provided by Silver Spring ***. The Parties agree that these comparisons of the Final Field Network Design with the Enhanced DA Communication Network Design will occur annually and consider all Optimization Areas accepted during that year. Note that incremental Relays required to achieve successful failover between Master Bridges are excluded from this Relay Cap.

In addition to the Equipment, ComEd will purchase from a third party vendor and provide to its installers certain antennae, mounting brackets, and coaxial cable, pursuant to Silver Spring specifications.

Software

Silver Spring hereby licenses to ComEd the Products listed in Attachment 2 to this SOW under the terms of the Agreement.

Tools

For the DA Project, Silver Spring assumes that ComEd will purchase or license (for Software tools) the following tools:

•	***
•	***

Services

For the DA Project, Silver Spring and/or ComEd will perform the tasks described below.

Task 1 - Program Management

1.1.	Project Management
1.1.1.

Silver Spring Responsibilities. Silver Spring will manage the DA Project, including all corresponding products and services by its employees and its subcontractors, for a maximum of ***from the SOW Effective Date. These services will be led by a Silver Spring Project Manager. Silver Spring’s project management responsibilities include the following:

a.	Coordinating all Silver Spring activities, including delivery of Equipment against Purchase Orders.
b.	Creating, tracking and updating the Project schedule.
c.	Providing weekly status reports in a mutually agreed upon template format, addressing the DA Project progress, issues and outstanding action items.
d.	Attending weekly meetings as agreed to with ComEd’s project team to coordinate DA Project activities between the Parties.
e.	Coordinating Silver Spring’s deliverables to ComEd or ComEd’s third party contractors.
f.	Will collaborate with ComEd in developing, implementing and evaluating a convergence program to determine the appropriate level of communication network sharing between the ***.
g.	Answering general questions and providing overall program facilitation.
1.1.2.	ComEd Responsibilities. ComEd will perform each of the following tasks:
a.	Supply a Project Manager to coordinate all ComEd activities related to the DA Project.
b.	ComEd’s Project Manager create and maintain efficient paths of communication with Silver Spring, including prioritizing communication requests made to the Silver Spring team.
c.

If the Parties agree to converge the *** with the ***, partially or completely, ComEd’s Project Manager will *** efficient paths of communication with those departments within ComEd that work with ComEd’s AMI infrastructure, to ensure that decisions and operations to be implemented related to shared field network resources are acceptable to both the AMI and distribution departments and are confirmed in advance by Silver Spring to have no negative effect, and that Upgrades or other System Changes related to such shared field network resources, pursuant to Silver Spring’s support or Solution Services obligations herein or under the AMI SOW, may be implemented efficiently.

Task 2 - Field Deployment

2.1.	DA Communication Network Design and Specifications
2.1.1.

Silver Spring Responsibilities. Silver Spring will provide the following DA Communication Network design services in the following order to yield (1) a ***, (2) an ***, (3) an *** following site surveys, and (4) a *** that includes additional changes, including but not limited to those made to achieve acceptance criteria during system acceptance testing. The Parties agree that these design services will be provided over the course of *** will be completed for each Optimization Area and that these will be completed on an *** unless to support ComEd’s annual deployment plan, unless otherwise agreed by the Parties. Silver Spring will conform the logical network reference design to *** framework. The Parties agree to work together to develop, implement and evaluate a convergence program to determine the appropriate level of communication network sharing between the ***.

2.1.1.1.

Silver Spring will submit to ComEd a DA Questionnaire that solicits information that will help define the requirements of the DA Communication Network. (See Task 2.1.2.3 for more information about the DA Questionnaire.)

2.1.1.2.

Silver Spring will create and provide an initial logical network reference design of the *** for communicating with ComEd’s ***, based on ComEd’s connectivity and security requirements as expressed in ComEd’s response to the sections marked “For Completion ASAP” in the ***. Such requirements will show high-level *** configuration and network management configuration, and will determine, among other design considerations, whether the *** will include *** that are also used for ***, which may affect the pricing of this SOW. This logical network reference design will be a network and security schematic that will establish the logical configuration of ***, as well as the *** performance requirements. A preliminary version of the logical network reference design is found in Attachment 4. The Parties will review a draft of the reference design during a workshop at ComEd’s office. Following ComEd’s review of the draft, Silver Spring will incorporate applicable comments into a final logical network reference design.

a.

The logical network reference design will apply to all substations and all *** types planned for inclusion in the *** during the ***. Only one logical network reference design is assumed as part of this SOW. Ongoing updates to the logical network reference design or additional logical network reference designs are considered out of the scope of this SOW.

b.	The Parties will sign the final logical network reference design and append it to Attachment 4 herein (“Final Logical Network Reference Design”).
2.1.1.3.

Using the Final Logical Network Reference Design, Silver Spring will create and provide an initial *** design that will cover the annual deployment plan ***. This *** will use data provided by ComEd in the *** pursuant to Task 2.1.2.3, and will be performed from Silver Spring’s office using *** and mapping systems. The *** will include the following:

a.	The location and a count of the *** required. The *** will break down *** by substation and ***.
2.1.1.4.	Silver Spring will complete site surveys for the substation networks where ComEd wishes to deploy a ***.
a.

The site surveys will be provided in a mutually agreed upon format and take into consideration the location of ComEd’s *** and factors which may affect the effectiveness of *** in those areas (topography, foliage, man-made obstructions, etc.). The site survey for each substation will confirm the installation location of ***, as well as determine the installation locations of any *** that should be added for the ***.

b.	Silver Spring will provide site survey results in a table of lat/long coordinates, mounting devices and other required installation accessories in a mutually agreed upon format.
c.

For a complete site survey, Silver Spring may extend the site survey to include additional recommended installation locations for additional ***. These locations will be available for additional *** that may be determined to be necessary at the time of (i) installation of ***, and/or (ii) acceptance testing ***.

2.1.1.5.

Following Silver Spring’s determination, via the site survey, of the need for any additional ***, and following ComEd subsequent review of those locations pursuant to ***, Silver Spring will incorporate changes approved by ComEd into the site survey results to yield an enhanced ***.

a.	Silver Spring will produce an *** area by area consistent with the annual deployment plan..
b.

Although the term *** is understood to be inclusive of the Initial *** and all changes for all substations and associated remote locations, Silver Spring will not provide ComEd a cumulative *** document(s) or file(s) for any substation and its associated remote locations, nor for the total set of substations and their remote locations. Rather, Silver Spring will provide ComEd with *** information that incrementally amends, area by area, the design information Silver Spring previously provided.

c.	Silver Spring will provide a final *** document to ComEd reflective of ComEd’s as-built data spreadsheet in a mutually agreed upon format.

2.1.2.	ComEd Responsibilities. ComEd will perform each of the following tasks.
2.1.2.1.	Provide final comments about the draft logical network reference design within one week of the design workshop.
2.1.2.2.

Supply an accurate (annually updated) list of all of the *** to be included in the ***, and any documents, maps or other such material that depict location (and height, if available) of devices, as well as the location of poles, transformers, transmission and distribution rights of way, substations and other ComEd facilities in the area of the ***.

2.1.2.3.

Provide information in response to the *** that Silver Spring will submit to ComEd, regarding details concerning each substation, each ***, the specific *** units in the field, the ***, ComEd’s requirements concerning the ***, and ComEd’s rules, regulations or guidance regarding the ***. (The Parties acknowledge that ComEd will not initially provide all information requested in the ***; certain information will be provided to Silver Spring over time during the ***. However, when ComEd has fully completed and finalized the responses to the ***, a copy of the completed document will be mutually signed by the Parties and appended to this SOW.)

2.1.2.4.	Following all site surveys, review all proposed installation locations and, if necessary, propose changes to these locations.
2.1.2.5.

Secure and pay for all internal and external approvals, improvements, and/or modifications for attachment of any Equipment, including local construction permits, franchises, licenses, or other fees. (***.)

2.1.2.6.	If necessary for adding *** for the ***, install poles that are in addition to those currently available in the service area in order to satisfy Silver Spring requirements.
2.1.2.7.

Contract with and manage any *** to install the Equipment. ComEd will confirm that its contractors adhere to Silver Spring-provided specifications for installing *** to assure successful building of the ***.

2.1.2.8.

Compile its own as-built data spreadsheet, listing pertinent information about the location of each ***, including but not limited to GPS coordinates, device height, inventory control information for the object to which the Equipment is attached, and any other relevant site-specific information that Silver Spring may reasonably request.

2.1.3.

System Specifications. The initial specifications for the System are attached to the Master Agreement as Exhibit B. Silver Spring will create detailed specifications for the System based on such initial Specifications and deliver such specifications to ComEd for its review. Silver Spring will incorporate ComEd’s comments regarding such specifications and deliver further revised specifications to ComEd. After ComEd’s acceptance of such revised specifications, each Party’s Designated Representative shall sign such specifications, which shall be deemed the Specifications under the Master Agreement and attached to the Master Agreement. Such Specifications shall be finalized before Optimization of the first Optimization Area. After Optimization of each Optimization Area, the Parties shall review the Specifications and make any changes that are agreed upon by the Parties or reasonably requested by ComEd and update the Master Agreement exhibit accordingly.

2.2.	Field Deployment Support
2.2.1.	Silver Spring Responsibilities. Silver Spring will perform each of the following tasks:
2.2.1.1.

Provide in-field training to ComEd field personnel and/or contractors on the specific aspects of installing and troubleshooting ***, reinforcing and supplementing the formal training provided in *** (Silver Spring recommends but does not require ComEd’s field personnel and/or contractors to attend the formal training.) In-field training will be completed in no more than ***, and may be performed either (a) as part of ComEd’s installation of *** at the first substation and its associated remote locations, or (b) as a separate session prior to but separate from ComEd’s installation of such ***. In-field training will include but not be limited to ***. This training can be repeated as required by ComEd for the incremental fees listed in the Attachment 1, Pricing.

2.2.1.2.

For the first substation and associated remote locations, perform a field audit (of no more than ***) of the *** installation performed by ComEd or its contractors to sample the quality of work. This audit shall be repeated *** during the ***. Silver Spring will perform additional field audits as requested by ComEd for the fees outlined in Attachment 1, Pricing.

2.2.1.3.	During the ***, starting with the completion of the training provided pursuant to Task 2.2.1.1, conduct in-field troubleshooting of *** upon installation according to the following order:
(i)

If ComEd experiences an *** issue which it cannot resolve through its own troubleshooting efforts, ComEd will contact the Silver Spring customer support line, referenced in Attachment 5, for remote diagnostics assistance; and

(ii)

If the remote diagnostic assistance is unsuccessful, a Silver Spring field technician will accompany a ComEd employee within five (5) Business Days of the unsuccessful diagnosis to perform in-field diagnostics.

Following the DA Deployment Period, Silver Spring will provide in-field support as noted above upon an agreed schedule. Remote support for the Equipment will be provided pursuant to Tasks 4.3.1.3-4.3.1.7.

2.2.1.4.

During the ***, remotely (i.e., from Silver Spring’s office) provide the following installation and configuration support in advance of validation performed during Network Testing defined at Task 2.6.5.

a.	Assist with device configuration planning.
b.	Configure Equipment and perform remote troubleshooting of configuration of Equipment as necessary.
c.	Load the device files into ***,
d.	Create and upload to *** properly formatted location files, including GPS coordinates
e.	Ping to validate availability of ***.
f.	Configure *** polling schedules and other jobs but consult with ComEd beforehand in order to avoid detrimental interaction between ***.
2.2.2.	ComEd Responsibilities. ComEd will perform each of the following tasks.
2.2.2.1.	Complete all tasks necessary to inventory, warehouse and field test, if necessary, all Equipment.
2.2.2.2.	Provide the necessary power for Equipment at any given location.
2.2.2.3.	Identify a principal representative to communicate any Equipment troubleshooting issues to Silver Spring and have that person work with Silver Spring following the procedures listed in Task 2.2.1.3.
2.2.2.4.

Replace (including removal and installation) any failed *** identified by troubleshooting procedures. Silver Spring shall repair or replace failed *** under warranty pursuant to the terms of the Master Agreement, or if such Equipment was not under warranty, ComEd shall be responsible for ***.

2.2.2.5.

For connectivity to *** that Silver Spring has not previously certified, including *** from *** to a ***, ComEd must verify that the device is ***. If ComEd requires interoperability certification, ComEd will follow the procedures established in Task 2.6.1, with sufficient lead time as to protect ComEd’s deployment schedule.

2.2.2.6.	***, ComEd will perform the relevant tasks to review, approve, facilitate and install at such new or revised locations.
2.2.2.7.	Upon such approvals, relocate or install field devices as soon as practical.
2.2.2.8.

Merge the incremental changes to the *** design, which consist of (a) the *** Network Design, and (b) changes made at the time of (i) installation of Relays (pursuant to Task 2.3), (ii) installation of *** (pursuant to Task 2.4), and (iii) acceptance testing of the system (Network Tests as discussed in Task 2.6.5.3), which will effectively yield a cumulative as-built Communication Network design (together, ***).

2.2.2.9.

Provide Silver Spring with electronic updates to the following information at the frequency noted below, and will provide cumulative lists of the same information upon Silver Spring’s reasonable request:

a.

A rolling non-binding deployment forecast for upcoming three (3) months (to be provided initially at a time mutually agreed by the Parties, and then on a quarterly basis by the last day of each calendar quarter). The deployment forecast must include the Bridge (and, when scheduled, Relay) installation rates by area. Bridge deployments must be broken down by ***.

b.

A non-binding deployment forecast for the total *** (to be provided initially at a time mutually agreed by the Parties, and then revised and provided on a *** basis by the ***. The total deployment forecast must include Bridge (and, when scheduled, ***) installation rates by area. *** must be broken down by ***.

c.

A non-binding *** purchase forecast for the upcoming *** (to be provided initially at a time mutually agreed by the Parties, and then revised and provided on a *** basis by the last day of each calendar ***.

d.

The location of all newly installed or relocated ***, including whether the *** was installed at or relocated to a site not suggested by Silver Spring, and any special conditions noted at the time of installation or relocation that may affect proper functioning of the *** or *** (to be provided initially at a time mutually agreed by the Parties and then to be provided ***.

e.

Status update for pending ***, indicating the stage of ComEd review of requested locations and expected date of install (to be provided initially at a time mutually agreed by the Parties and then to be provided ***). The report should also include a tally of remaining *** to be installed for the area related to each substation.

f.

If and when relevant, a list of facilities with previously installed *** that will no longer be available (to be provided within *** of ComEd’s internal awareness of that such *** locations will no longer be available). Such information will be used by Silver Spring to determine the appropriate location and site for replacement ***, if required to maintain performance.

2.3.	Field Network Installation
2.3.1.	***, ComEd will install all field devices and associated mounting Equipment. ComEd will ***.
2.4.	Endpoint Installation.
2.4.1.

Pursuant to the *** and following Silver Spring guidelines for installation, configuration, and troubleshooting, ComEd will install all field devices and associated mounting Equipment. ComEd will inform Silver Spring regarding any differences between *** and those provided in the ***.2

Pursuant to the *** and following Silver Spring guidelines for installation, configuration, and troubleshooting, ComEd will install all DA Endpoints and associated Equipment (antennae, mounting kits, etc).

2.4.1.1.	For any substation and associated remote locations where Silver Spring is performing site surveys, ***:
a.

all *** at the substation and power it to begin broadcasting *** any site survey is performed at any associated remote locations. *** upon temporary “test” master bridge can be used as necessary if a permanent master is not available.

b.	all *** at a remote location to be site surveyed *** ComEd has completed installing all *** that were included in the *** for the associated substation.
2.4.1.2.

Upon installation of each *** in a remote location, Silver Spring and ComEd will jointly assess the performance of the *** by performing certain tests or procedures recommended by ***. As required by the troubleshooting procedures provided by ***, ComEd will adjust *** performs satisfactorily.

2.4.2.

After installation but before *** pursuant to ***, ComEd will confirm that all *** for a given substation and its related remote locations are active in ***. If not, ComEd will visit the problem location to remediate the installation, or escalate to Silver Spring for support.

2.4.3.	ComEd will inform Silver Spring regarding any differences between the as-built locations and those provided in the ***.
2.5.

Network Optimization. Silver Spring will provide services to optimize the layout of the field network, equipment configuration, and implementation by *** to confirm that performance meets the design specifications upon which the Parties have agreed. *** executed for a given *** after initial *** and *** are complete in such an area, and may result in the need to *** as required for achieving the required performance

2.5.1.

Silver Spring Responsibilities. After all devices are installed for an ***, Silver Spring will perform an optimization analysis of that *** in the following steps. Note that this process is iterative in nature.

2.5.1.1.	Perform initial *** to assess the initial *** against the acceptance criteria to be established per ***.
2.5.1.2.	Identify ***, which may involve the recommendation of ***, the relocation of ***, remediation of ***, or *** changes.
2.5.1.3.

The Parties will review and agree upon remediation recommendations prior to any field work. *** (except for *** due to a failure of the *** to meet *** in accordance with the *** under the Master Agreement or the *** to be provided by Silver Spring in accordance with its equipment sufficiency guarantee set forth in page 5 of this SOW) will be *** by ComEd.

2.5.1.4.

Following the installation, relocation, or other remediation activities Silver Spring will perform the final assessment and verification of performance against the *** and provide a *** of the network performance for the *** being evaluated to ComEd ***.

2.5.1.5.	After successful completion of final *** for an ***, including satisfaction of the *** for such ***, ComEd will *** that portion of the *** and the installed devices.
2.5.2.	ComEd Responsibilities. ComEd will perform each of the following tasks.
2.5.2.1.	ComEd’s Project Manager will coordinate *** for ComEd, scheduling the deployment of the *** consistent with the *** and *** schedule, including all coordination internal to ComEd.
2.5.2.2.	ComEd will be responsible for the *** of *** required as part of Optimization, as well as for other field-related upgrades as part of the agreed-upon remediation plan.
2.6.	Testing
2.6.1.

***. Although the majority of standard *** have been proven to work with the Silver Spring *** with minimal or no interoperability issues, ComEd may, ***, wish to engage Silver Spring to assist in *** testing and/or troubleshooting. In this event, ComEd can arrange for the *** to test for *** with Silver Spring cooperating as described herein.

2.6.1.1.

***. The *** may choose to *** participation in Silver Spring’s *** in order to independently assess the *** of its product(s) with ***. The terms of Silver Spring’s *** are defined in Silver Spring’s then-current *** document. *** that are tested by the *** will also need to be qualified via testing by Silver Spring.

2.6.1.2.

***. *** and for Silver Spring’s thencurrent ***, Silver Spring will qualify an *** as *** with ***. Qualification is dependent upon cooperation from the ***, and the *** must meet the requirements listed in the then-current version of Silver Spring’s *** document.

a.	Silver Spring Responsibilities. Silver Spring will perform the following tasks to qualify each *** that meets Silver Spring’s minimum requirements:
(i)

Perform an informal discovery analysis with *** to identify the requested services from a high-level. Within *** after this session, Silver Spring will provide ComEd a target duration for qualification testing. (The duration of qualification testing depends upon a variety of factors, including but not limited to the responsiveness and technical cooperation of the RTU manufacturer and the number of RTU devices in the current qualification testing queue.)

(ii)

If *** wish to proceed with *** after agreeing to the qualification program requirements, and with the payment of the required fee by the vendor (or by ComEd), Silver Spring will commence the *** testing program.

(iii)	Silver Spring will review the current version of Silver Spring’s *** with ComEd and the vendor of ComEd’s selected ***. This review would be completed in one workshop.
(iv)	Perform end-to-end testing of the *** at ComEd’s or the *** site to confirm successful transport
(v)	Keep ComEd informed of bugs encountered while testing and the plan for resolution.
(vi)	Keep ComEd informed of any vendor delays or other non-cooperative behavior that may affect the duration of qualification testing.
(vii)

Assuming successful conclusion of the testing, provide *** notice of Silver Spring’s qualification of the ***, and add the *** to Silver Spring’s list of qualified ***, which Silver Spring may share with its current and prospective utility customers. Successful testing is defined as the successful completion of all critical tests, as defined by Silver Spring, without issues. (Note: While the *** program seeks to minimize *** in the field, Silver Spring qualification does not guarantee *** under all conditions.)

(viii)

If the vendor does not provide timely cooperation or if the vendor is unable to resolve outstanding issues in a manner that shows reasonable progress, Silver Spring reserves the right to terminate testing. In such case, Silver Spring will return all materials received for the ***.

b.	ComEd Responsibilities. ComEd will perform, or will ensure that *** will perform, each of the following tasks:
(i)	Accept the technical and process requirements provided in the current version of Silver Spring’s *** document.
(ii)	Provide an available technical contact from the *** with whom Silver Spring will work during the qualification process.
(iii)	Provide Silver Spring with as many production units of the *** as Silver Spring reasonably requests.

(iv)	Provide all technical and product documentation for the ***, including but not limited to any product and operation manuals.
(v)	Provide debugging and troubleshooting tools for ***, such as applications and tools for upgrading devices, along with associated documentation.
2.6.2.

System Acceptance Testing - General. Silver Spring will provide *** to confirm that Silver Spring’s solution meets specifications for communicating with *** and together composing “System Acceptance Tests” or “System Acceptance Testing.” The results of such testing will apply only to *** specified in this SOW and related documents (including but not limited to the Network Design or the ***.

2.6.2.1.

Silver Spring will *** only once unless the results do not meet acceptance criteria, in which case Silver Spring will repeat the testing after remediation of the defect. Silver Spring will repeat remediation and retesting until acceptance criteria are met. Such tests, including retesting after remediation, *** listed in Attachment 1. However, if for any reason additional lab tests, field tests or network tests not described below are required, Silver Spring will provide such additional tests for an additional fee as determined by the scope of the desired tests.

2.6.2.2.

If ComEd deploys any *** not included in this SOW (either other types of *** or deployment of other individual units of the same types as are listed in this SOW), the System Acceptance Tests will not apply to such devices or ***.

2.6.2.3.

The Parties will jointly define a set of *** as defined below within *** of executing this SOW. Samples of such tests are described in Attachment 4; when the Parties agree on a final version to be used in the tests, the Parties will sign that final version and append it to Attachment 4 herein. Before such signature, if Silver Spring expects that the final version will be significantly more expensive for Silver Spring to perform successfully than the current sample version, Silver Spring will alert ComEd to the difference; the Parties will agree to a revised budget for System Acceptance Testing or modify the plan to avoid additional charges.

2.6.3.	System Acceptance Testing - Lab Tests. The Parties will perform lab tests to prove the effectiveness of the logical network reference design for each *** type included in the *** and the***.
2.6.3.1.	Silver Spring Responsibilities. Silver Spring will perform each of the following tasks:
a.	Assign one member of its staff, working at ComEd’s site, to assist in setting up and performing the Lab Tests *** the effectiveness of the *** for *** included in this ***, as measured against ***.
b.	Provide documentation of *** results for ComEd’s review and written approval.
2.6.3.2.	ComEd Responsibilities. ComEd will perform each of the following tasks:
a.	Provide Silver Spring with *** written notice prior to scheduling Lab Tests, including provision to *** of a *** to be used in the ***.
b.	Purchase all equipment for the labs (including but not limited to ***) and provide the ***, including any necessary infrastructure.
c.	Perform direct interconnection and interfacing to various types of ***.
d.	Provide adequate staffing to work with Silver Spring in the execution of ***.
e.	Review and approve in *** the final test documentation that Silver Spring will provide after ***. Approval of such ***, will be deemed acceptance of the logical reference network design.
2.6.4.

System Acceptance Testing - Field Tests. The Parties will conduct the Field Tests identified in *** for the first ***, communicating with at least one unit of each type of *** situated in a remote location ***.

2.6.4.1.	Silver Spring Responsibilities. Silver Spring will perform each of the following tasks:
a.

Assign appropriate staff, to confirm in *** that the solution developed by Silver Spring will work as intended in the field with all types of *** included in this ***, as measured against agreed acceptance criteria.

b.	Provide documentation of Field Test results for ComEd’s review and written approval.
2.6.4.2.	ComEd Responsibilities. ComEd will perform each of the following tasks:
a.	Work with Silver Spring in the execution of Field Tests pursuant to Attachment 4.
b.

Review and approve *** the final test documentation that Silver Spring will provide after ***. Approval of such documentation, together with approval of final test documentation of Lab Tests pursuant to Task 2.6.3.2.e, will be deemed acceptance of the logical network reference design.

2.6.5.

System Acceptance Testing - Network Tests. The Parties will perform Network Tests for each Optimization Area and its associated remote locations, as described below, to validate proper installation and configuration of ***.

2.6.5.1.	Silver Spring Responsibilities.
a.

After all of the *** and all of the *** identified in the *** the *** for the all *** (and its associated remote locations) are installed and configured, Silver Spring will perform the agreed *** procedures to confirm in one set of *** the proper installation and configuration of ***, as measured against agreed acceptance criteria. Silver Spring will perform Network Tests remotely from its office, assisted as needed by a Silver Spring field engineer and ComEd.

b.

Silver Spring will document *** for the all *** and its associated remote locations, and provide them to ComEd for its review and written approval. Such documentation will include the *** and will note the *** of the ***.

2.6.5.2.	ComEd Responsibilities.
a.

ComEd will provide *** taffing to assist Silver Spring in performing ***. ComEd will promptly review and approve the final test results ***. ComEd’s approval of such results will be deemed acceptance of the *** (and associated remote locations)

2.6.5.3.

***. The Parties understand and agree that additional *** may be required to achieve the acceptance criteria and if required, ComEd will *** and/or *** these *** (except for *** required due to a failure of the *** to meet *** in accordance with the *** under the Master Agreement or the *** to be provided by Silver Spring in accordance with its equipment sufficiency guarantee set forth in page 5 of this SOW). Silver Spring may, based ***, recommend new or changed locations for ***, and ComEd will perform any relevant tasks to review, approve, facilitate and install at such new or revised locations.

Task 3 - Application Deployment

3.1.	GridScape Deployment
3.1.1.

Technology Planning. The Parties will engage in interactive technology planning sessions to jointly review and confirm the contents of the DA Questionnaire, and to confirm the requirements of the GridScape deployment. Material changes after the Parties have agreed to the responses to the DA Questionnaire may require a change order at additional cost to ComEd.

3.1.1.1.	Backhaul Network Planning. Silver Spring will lead interactive sessions to:
a.	Discuss the connections between the *** and the proposed *** and as required:
(i)	Provide a detailed review of ***;
(ii)	Provide detailed review of ***;
(iii)	if the *** will employ ***, assist ComEd in identifying *** and (if needed) appropriate *** for deployment
(iv)	Provide a review, if needed, of *** issues related to***.
b.	Regarding ComEd connectivity:
(i)	Determine ComEd’s access to the *** including appropriate connectivity and firewall rules.
3.1.1.2.	Security Planning.
a.

Silver Spring will lead an interactive session to provide a security model overview with ComEd, including a review of the security technologies, policies, processes, controls and features of ***. Silver Spring will implement the security architecture consistent with***.

b.	ComEd will provide contact information for the person or department with whom Silver Spring will communicate should any security-related incident arise during operations.

3.1.1.3. Collaboration. The Parties will work together to perform each of the following tasks:

a.	ComEd and Silver Spring will work together to***.
b.	ComEd and Silver Spring will work together to***.

3.1.2.	Design/Setup of GridScape and DA Communication Network connections
3.1.2.1.	Joint Responsibilities. The Parties will work together to perform each of the following tasks:
a.	Detailed design of network connectivity between ***, and ComEd’s existing ***.
b.	Establish a *** for the connection between the Silver Spring *** and ComEd ***, to enable ComEd to access ***. Optionally, a dedicated redundant access method, such as ***, can be obtained ***.
c.	Implement *** of the *** setup as agreed upon by the Parties..
d.	Establish data retention requirements.
3.1.2.2.	Silver Spring Responsibilities. Silver Spring will perform each of the following tasks:
a.

Establish database, storage and backup requirements. Unless otherwise agreed, the requirements will include without limitation, a plan for Silver Spring to backup data *** and retain *** backups at Silver Spring’s data center and offsite of Silver Spring’s data center. ***. Silver Spring will take immediate steps to restore any lost or corrupted data from the most recent *** or from the ***.

b.	Establish***, and provide facilities to meet them.
c.

Take necessary steps to provide required hardware and software for running *** and obtain appropriate maintenance agreements; install, configure and test required software at Silver Spring data center.

d.	Perform end-to-end validation of each ***.
e.	Configure and test hardware and software backup solution.
3.1.2.3.	ComEd Responsibilities. ComEd will perform each of the following tasks:
a.	Provide input regarding the configuration of *** and any ***.
b.	Confirm *** and *** of each ***.
3.2.	System Integration - There is no System Integration related to DA.
3.3.	Training
3.3.1.

Silver Spring Responsibilities. Silver Spring will provide ***of training to cover basic GridScape functionality and the use of Bridge Configurator. This training can be repeated as required by ComEd for the incremental fees listed in the Attachment 1, Pricing.

Task 4 - Ongoing Maintenance and Management

Except as noted below, if ComEd has paid the Fee(s) specified in Attachment 1 for ***services for the DA Project as well as for ***services, Silver Spring will perform the tasks described in this Task 4 in support of the environments listed in Attachment 2, for the term noted therein. If ***, ComEd chooses to transition from the ***to *** or to a ***and provides Silver Spring ***, Silver Spring will negotiate in good faith to detail the services and associated fees required to transition GridScape to a ComEd facility. Silver Spring’s obligations hereunder, including but not limited to ***, are conditioned upon ComEd’s payment of the applicable Fees.

4.1.	Software Support. Detailed Software Support terms for ComEd, as an Application Management customer, are found in Attachment 6. Major items are summarized in this Task 4.1.
4.1.1.

Incident and Defect Management. Silver Spring’s Customer Support personnel will provide support to ComEd, receiving and responding to Incident reports and requests for technical support concerning GridScape and/or the DA Communication Network, within the timeframes and in the manner specified in ***. Silver Spring will also respond to service requests concerning ***, as well as create and follow up on Incident reports when Silver Spring detects problems proactively as part of its monitoring and management responsibilities described in *** and, due to ComEd’s purchase of ***. Silver Spring will investigate all cases where the root cause of a reported Incident is determined to be an Error, ***.

4.1.1.1.

Customer Support as the Primary Contact. Unless otherwise mutually agreed on a case by case basis, Silver Spring’s customer support personnel will be ComEd’s primary point of contact for all Incidents, requests for technical support advice, and service requests concerning Silver Spring products and services.

4.1.2.

Upgrades. Upon general release, Silver Spring will provide Upgrades to ComEd, ***, implemented in accordance with agreed change management procedures and in the manner provided in Attachment 5. See Task 4.2.2.1 regarding installation of Upgrades.

4.2.	Application Hosting and Management
4.2.1.

General. Silver Spring will provide server, database, storage and application administration for the relevant environments listed in Attachment 2, including configuration management as well as the gathering and analyzing of operations statistics and trends. Silver Spring will host, manage, operate, maintain and monitor ***. Silver Spring will monitor the ***. Silver Spring will execute such administration and monitoring ***. When an Incident triggers an alert, Silver Spring will communicate with ComEd as set forth in Attachment 5, track the incident, troubleshoot the problem, and escalate to Silver Spring subject matter experts or third party vendors as needed, pursuant to the agreed incident management process. ComEd will cooperate with reasonable requests that Silver Spring makes as part of its efforts to respond to Incidents.

4.2.1.1.

Planned System Changes. For any planned System Change related to any aspect of the back office, Silver Spring will follow the mutually agreed change management process established in Task 3.1.1.3. Such System Change will be implemented during a Maintenance Window as described in Task 4.2.2, or as the Parties otherwise agree. Silver Spring shall obtain *** for any planned system changes.

4.2.1.2.

Urgent System Changes. Silver Spring will attempt to notify ComEd by email and phone advance of any emergency System Change (“Urgent System Change”) related to any aspect of GridScape. However, Silver Spring will execute an *** even if no representative of ComEd *** to such attempted notification before the ***. In such case, Silver Spring will notify ComEd by email and phone within *** after completion.

4.2.2.

Maintenance by Silver Spring; Back Office Maintenance Windows. In accordance with the jointly established and mutually agreed upon change management procedures, Silver Spring will perform maintenance on GridScape hardware and software during *** maintenance windows (“Maintenance Window”) *** and each lasting *** unless otherwise agreed. ***. *** is for *** maintenance, and one *** is for changes that must be made across multiple customers.

4.2.2.1.

Preventive Maintenance. Silver Spring will perform Preventive Maintenance ***. Unless the Parties otherwise agree in writing, Silver Spring will perform Preventive Maintenance during the Maintenance Window.

4.2.2.2.

Database Maintenance. Silver Spring will maintain the database on a regular basis (i.e., weekly or monthly depending on the size of the database) for proper performance and functionality. ***.***,***.***.

a.

Additional fees will apply for the retention of data beyond such 90-day period when expressly requested by ComEd. ComEd will not incur charges for data maintained in a database accessible to ComEd older than 90 days that has been retained at Silver Spring’s discretion.

4.2.2.3.

GridScape Software Maintenance (Upgrades installation). Provided that ComEd has paid all applicable Fees, Silver Spring will install any Upgrades to GridScape as a planned System Change pursuant to Task 4.2.1.1. GridScape will not be available during the Upgrade installation.

4.2.2.4.	Mutually agreed upon change management procedures shall include steps ***.
4.2.2.5.

Silver Spring will use commercially reasonable efforts to maintain the technologies and efficiencies utilized by GridScape and to identify methods for improving the quality, efficiency and cost-effectiveness thereof.

4.2.3.

Front-haul Connectivity. Each Party will pay its respective expenses associated with Internet connectivity at its location, and will provide ongoing monitoring and management of the *** to maintain the function of the *** serving as a *** between the *** at Silver Spring and ComEd, pursuant to ***. ComEd will use this *** to access *** and connect it to ***. Any additional *** that ComEd may require can be configured or installed and maintained at ComEd’s additional expense. ComEd will monitor and maintain any dedicated redundant access method (e.g., T1, DSL, etc.) it chooses to install, pursuant to***.

4.2.4.

Backups and Restoration of Data. Each Business Day, Silver Spring will conduct daily backups of the data generated from GridScape. These backups are for operational purposes only and are not a disaster recovery solution or a solution to be used by ComEd for testing or analysis purposes. Silver Spring will perform a limited number of restore requests of data to non-Production environments at ComEd’s request.

4.2.5.

Disaster Recovery. If ComEd elects to pay the fees for the Disaster Recovery Environment, Silver Spring shall provide a disaster recovery environment so as to maximize availability of GridScape during an event that would otherwise affect the delivery of the services. At a minimum, the *** for such Disaster Recovery Environment are *** and ***, respectively. In the event ComEd elects to pay the fees for the Disaster Recovery Environment, the Parties will agree on a disaster recovery plan, which the Parties will review annually and will provide sufficient connectivity between ***. The disaster recovery plan in connection with such Disaster Recovery Environment will specify how long the servers may be unavailable and how much Data may be lost. Contractor’s responsibilities with respect to such Disaster Recovery Environment shall include:

(a)	*** to provide protection against disasters and provide file recovery.
(b)	Conduct incremental and full back-ups, in accordance with the disaster recovery plan, to capture Data on the Servers.
(c)	Maintain the Servers and recover lost or corrupt Data in accordance with the disaster recovery plan.
(d)	Plan and conduct disaster recovery tests at least *** of the term in coordination with ComEd and at times mutually agreed to by the parties.
4.3.	DA Communication Network Monitoring
4.3.1.	Silver Spring Responsibilities.
4.3.1.1.

General. During the ***, Silver Spring will provide monitoring of the DA Communication Network ***. Table 4.3 summarizes these services as an aid to the reader, although the specific language found later in this section (4.3) is the sole defining factor in the services to be provided as a part of this SOW.

Table 4.3 - Summary of Services by Device Type
Device Type	*** ***	*** ***	*** ***	*** ***	***
***	Yes	Yes	Yes	Yes	Yes
***	Yes	Yes	Yes	Yes	Yes
*** ***	Yes	NA	Yes	Yes	Yes
***	Yes	NA	Yes	Yes	Yes
4.3.1.2.
a.

Planned System Changes. For any planned System Change related to any aspect of monitoring of the ***described in this Task, Silver Spring will follow the mutually agreed change management process referenced in Task 3.1.1.3. ***,***.

b.	Urgent System Changes. Silver Spring will attempt to notify ComEd by email and phone in advance of any Urgent System Change regarding the DA Communication Network and WAN backhaul. ***,***.***,***.
4.3.1.3.	Remote vs. In-Field Actions by Silver Spring. ***,***.

4.3.1.4.	Notification and Incident Management. As necessary, Silver Spring will escalate to ComEd field work that requires ComEd’s authorized personnel to complete***
4.3.1.5.

Bridge and Relay Monitoring and Support. Throughout the *** under the Master Agreement, Silver Spring will provide ***, including *** as well as the gathering and analyzing of ***. Silver Spring will monitor the availability and performance of *** 24x7x365, and initiate investigations for *** that reach a critical operational state (e.g., device outage, extended periods of high latency, excessive utilization) for optimized devices within the ***. Silver Spring will communicate with ComEd as set forth in Attachment 5, track the incident, troubleshoot problems, and escalate to Silver Spring subject matter experts or field resources as needed. Silver Spring will also be responsible for firmware updates to *** as a planned ***. *** receiving a Firmware update will be *** during the *** of the Firmware update process.

4.3.1.6.

DA Endpoint and Relay Support. Silver Spring will monitor and initiate investigations for *** that reach a critical operational state (e.g., device outage, extended periods of high latency, excessive utilization) for optimized devices within the ***. Silver Spring will communicate with ComEd as set forth in Attachment 5, track the incident, troubleshoot problems, and escalate to Silver Spring subject matter experts or field resources as needed.

a.

Firmware Maintenance: Silver Spring will be responsible for Firmware updates ***as a planned System Change pursuant to Task 4.3.1.1.a. Equipment receiving a Firmware update will be unavailable during the final step of the Firmware update process.

b.

WAN Backhaul Circuit. Each Party will pay its expenses associated with Internet connectivity at its location. ComEd will maintain and pay for a *** from the ***. On a 24x7 basis, Silver Spring will monitor the availability of the *** from the ***. Silver Spring will provide ongoing monitoring and management of the ***. If ComEd chose to establish and employ a dedicated telecommunications circuit for *** in lieu of or in addition to a ***, ComEd will maintain that connection at ComEd’s expense and Silver Spring will monitor that connection.

4.3.1.7.

Relay and Backup Battery Replacement. Throughout the *** under the Master Agreement, after in-field investigation or upon Silver Spring’s recommendation, ComEd will promptly remove *** experiencing problems and promptly replace such equipment using the inventory of spare equipment Silver Spring recommends in the Equipment section of this SOW. For the term of this SOW, Silver Spring will *** as set forth in ***, including the *** installed as part of the ***. Further, Silver Spring will provide *** to ComEd for the term of this SOW. *** will be replaced in accordance with the then current ***.

4.3.2.	ComEd Responsibilities.
4.3.2.1.

Reasonable cooperation and In-field Investigations. ComEd will cooperate with reasonable requests that Silver Spring makes as part of its efforts to respond to incidents and ComEd will perform in-field investigations as necessary and if requested by Silver Spring. Requests for in-field investigations by Silver Spring will be handled pursuant to ***.

4.3.2.2.

WAN Provider Management. ComEd will pay for the services of the ***, if any, for *** and the ***. If reasonably requested by Silver Spring or as the Parties otherwise agree, ComEd will work directly with the *** to investigate and resolve *** service incidents.

4.3.2.3.

Equipment Replacement. Subject to Silver Spring’s *** under the Maser Agreement, after in-field investigation or upon Silver Spring’s recommendation, ComEd will promptly remove Equipment experiencing problems and promptly replace such Equipment using the inventory of spare Equipment that Silver Spring recommends in the Equipment section of this SOW. ComEd will seek the replacement of all uninstalled Equipment using Silver Spring’s thencurrent ***. However, so long as Silver Spring provides ***, Silver Spring will remotely configure replacement *** and any other *** configuration modifications required as a result of *** replacement.

4.4.	Business Service Level Monitoring and Management
4.4.1.1.

Service Level Targets. Subject to the procedures described in Tasks 4.4.2 and 4.4.3, Silver Spring will provide Service Level credits to ComEd if Silver Spring fails to meet the Service Levels specified in Attachment 6 to this SOW. If Silver Spring fails to meet more than one Service Level in a single measurement period, the sum of the corresponding Service Level credits will be credited to ComEd; provided however that in no event will the total amount of Service Level credits in a single month exceed ***. Notwithstanding the foregoing, if a single event gives rise to a Service Level credit as measured by more than one Service Level metric under this Task 4.4, ComEd will be entitled only to the highest applicable Service Level credit attributable to that event across all of those metrics. ***.***.

4.4.1.2.	The Parties agree to work together to develop additional relevant performance metric(s) that will be reported on quarterly by Silver Spring; ***:
a.	bi-directional paths being used for DA communications (master remote via relays), will have an information success rate of ***
b.	bi-directional paths being used for DA communication shall deliver ***.***,***.***:***,***,***.
c.	Metrics should be collected ***with a test session to be executed at an agreed upon time interval ***. ComEd will also have the ability to generate reports independently as required.
4.4.1.3.	Silver Spring shall develop and implement monitoring and reporting against the foregoing metrics ***
4.4.1.4.	Silver Spring shall implement the performance credits and incentives ***.
4.4.1.5.

The Parties further agree that if Silver Spring fails to meet the timelines imposed by sections 4.4.1.1, 4.4.1.2, and 4.4.1.3 Silver Spring will provide *** for each *** Silver Spring is delayed in meeting such timelines, provided however, during the time period when the Parties are ***, ComEd shall respond promptly to all proposed metrics, and if ComEd fails to respond within ***, the timelines will be extended by the number of Business Days beyond *** it takes ComEd to respond.

4.4.1.6.	The Parties agree to review the Service Level Agreements and associated metrics ***,***.
4.4.2.

Reporting. Silver Spring will measure and report Service Levels on a monthly basis, each calendar month, starting with the Service Level Triggers defined in Attachment 6. That report will list performance against all *** in the prior month and ***. Following each such report, the Parties will discuss such performance. The ***.

4.4.3.	Exclusions.
4.4.3.1.

Maintenance Windows and System Changes. Service Level credits shall not apply during (i) any planned Maintenance Window that is used and is the source of the performance failure causing the Service Level credit, ***,***.

4.4.3.2.	Failures. Silver Spring will not be liable for failure to meet applicable Service Levels to the extent any such failure is attributable to any one or more of the following causes:
a.	An Excusable Delay;
b.	***. ***,***,***,***,***,***
c.	Any and all third party hardware and/or software failures not directly caused by Silver Spring (e.g., failure of router in ComEd’s network that affects availability of GridScape);
d.	A Force Majeure event affecting multiple data centers, or a single data center if ComEd is using no secondary data center or has not purchased disaster recovery services from Silver Spring; or
e.	Any other cause to which the Parties mutually agree in writing.
4.4.3.3.

Inconclusive Analyses. Silver Spring will conduct root cause analyses of Service Level failures. If a cause listed in 4.4.3.2 the Service Level failure, ComEd will not be entitled to a Service Level credit.

4.5.	Other Tasks and Provisions regarding Ongoing Maintenance and Management
4.5.1.	ComEd Access to GridScape data. GridScape provides the following standard reports, details of which can be found in the GridScape Users’ Guide:
4.5.1.1.	***
4.5.1.2.	***
4.5.1.3.	***
4.5.1.4.	***
4.5.1.5.	***

***.

4.5.2.

Change in Service. Upon ***prior written notice to ComEd, and provided that the functionality and quality of the services provided by Silver Spring under Task 4 will not diminish, Silver Spring has the right to change or modify the manner in which Silver Spring offers or delivers such services; provided that such change or modification will not impair or adversely affect ComEd’s ability to use the services and does not result in additional cost or expense to ComEd.

4.5.3.	Maintaining Current Location Data. If the Parties agree that ComEd is responsible for installation ***, ComEd will maintain ***the most current location information for all such devices, ***.

General Assumptions

A.	ComEd will continually work with Silver Spring to make all processes as efficient as possible.
B.

Any tasks beyond those stated in this SOW are considered out of scope. Any change to any task, including any change to quantities or other parameters referenced in any task, may result in changes to pricing.

C.	Unless otherwise stated in this SOW, ComEd will provide Silver Spring with ***advance written notice when requesting Silver Spring resources to be on-site.
D.

***, unless otherwise stated, Silver Spring team members other than Customer Support will be available during normal local business hours (8:30am – 6pm on Business Days) for that specific resource – for example, Silver Spring team members in Redwood City, CA, are available during those hours Pacific Time, while Silver Spring team members performing in-field assistance are available during those hours in ComEd’s time zone. Off-hour support can be arranged during critical periods. For Customer Support hours, refer to Attachment 5.

E.

This SOW covers support of ComEd’s DA system only. Support for planning or deployment beyond basic DA *** be covered under a separate SOW. Likewise, none of Silver Spring’s obligations under any other SOW between ComEd and Silver Spring apply under this SOW unless specified herein.

Approvals

IN WITNESS WHEREOF, the parties hereto have caused this SOW to be executed by their duly authorized representatives as of the SOW Effective Date.

Commonwealth Edison Company		Silver Spring Networks, Inc.

By:	/s/ Anne R. Pramaggiore	By:	/s/ Scott A. Lang
Name:	Anne R. Pramaggiore	Name:	Scott A. Lang
Title:	President & Coo	Title:	CEO
Date:	1-25-12	Date:	1-25-12

Exelon Business Services Company, LLC, solely as delegee of rights and benefits of Commonwealth Edison Company

By:	/s/ M. Bridget Reidy
***:
Name:	M. Bridget Reidy	***
***
Title:	SVP Chief Supply Officer

Date:	1/25/2012

[End]

SMART GRID PROJECT MASTER AGREEMENT
Attachment 1 to Exhibit “M” Pricing Statement of Work - *** Statement of Work # [__]
1.	***

***
***	***	***	***	*** ***
***	*** ***	***	***	***
***	*** ***	***,***	***	***
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***.

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***:***
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***	*** *** *** *** *** *** *** *** ***	***	***	***
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***.

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2.	***

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o	***:***.

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3.	***

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***,***,***
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***:***.

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***:***.

4.	***

***
***	***	*** ***	***
***:***	***	***	***.

***:***.***.

***:***.

***:***,***.

***:***:***.

5.	***

***
***	*** ***	***	*** ***
***	***	***	***
***	***	***	***

***:***,***.

***:***:***.***

***

Attachment 2 to DA SOW

Software Licensed by ComEd under the DA SOW

The following Products and operating environments are licensed to ComEd under the terms of the Agreement.

Tools:	***

***

Environments: The Parties will check the cell in Table 1 below for a particular Product if Silver Spring is to install that Software module in the specified environment. Silver Spring will provide Application Management services as described in Task 4 of this SOW, for each environment for the term listed in Table 1. The term is further described in the next section of this Attachment.

Table 1: Basic Setup Information for Each GridScape Environment
Environments:			Env’t / Application Management and DA Communication Network Management Term**
	Software Product:		(Y months after
	GridScape	Availability requested by (X wks after SOW S.D.*)	Availability begins)
Production	***	***	***
Other, if any:	***	***	***
*

SOW S.D.= SOW signature date, which is the date of last signature of this SOW. Numbers shown reflect the time Silver Spring requires to set up environments, since work will only start after this SOW’s execution.

**

Solution Services begins upon the accessibility of the environment by ComEd, and may be renewed or terminated at the end of the term noted (see next section for fuller description). The term should be noted with an estimated term (e.g., “est. 12” for a one-year term) for temporary environments.

Term of Application Management and DA Communication Network Monitoring services

An environment will be deemed available when ***.***Upon such availability, Silver Spring will ***,***, Silver Spring will ***. The term of Silver Spring’s DA Communication Network Monitoring services will begin, and Silver Spring will ***upon the availability of the***.***.

For each environment, the date listed for availability in Table 1 is a target, and the Parties will work cooperatively to finalize the date with reasonable notice. Upon the expiration of the term, the Parties will renew or terminate the Solution Services supporting that environment.

Silver Spring reserves the right to reassign relevant back office equipment and staffing upon termination or expiration of Application Management services for any environment(s).

[End]

Attachment 3 to DA SOW

***

*** of the ***, with *** enable *** for working with *** to (a) complete a *** and (b) implement a *** that is consistent with the ***. At some time after the *** is executed, a *** of this *** will be *** and ***, and will be *** to the *** as the ***.

The following Table 1 defines terms used in this Attachment.

Table 1-Terms and Definitions
Term	Definition
***	***.
AFS	Automated Feeder Switch
CB or Cap Bank	Capacitor Bank
Destination	The device that is the targeted recipient of the DNP message transmission from the Source.
EP	An “Egress Point,” which is device (a Master Bridge or an Access Point) which provides an egress for data to get out of the DA Communication Network.
***

*** that indicates the *** to or from a ***. These represent the *** within the *** (i.e. not the *** from the ***. For example, *** is a very high quality link, meaning that only 10% of packets are retried from node to node (and 90% of those retries succeed). Retrying packets is a normal part of mesh operation, though an ISR of less than 70% can cause very latent or ***.

MB	Master Bridge
***	Refers to the number of *** between ***. The intent is to reduce the number of single points of failure within the ***.
***	*** refers to the *** of a *** to a ***.
RB	Remote Bridge
RSSI	Received Signal Strength Indication - basic measure of the signal strength present at a Destination.
Source	The device that is the initiator of the DNP message transmission.

A. Network Design

The complete Silver Spring *** consists of both a *** and a Logical Network Reference Design. The former covers placement of Relays and Bridges in support of the *** such that *** as well as ensuring that *** have sufficient ***. The Logical Network Reference Design takes into consideration the IP level configuration, *** and any other *** to support the *** of each ***. Both the *** as well as the *** must support the *** for each ***.

B. ***Page 141

***:

•	***
•	***,***
•	***,***
•	***,***
•	***
•	***

•	***,***,***
•	***
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•	***
•	***

C. ***

***,***.***.***,***.

1.	***

***.***.***.

***.***.***.

***

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***:***,***,***.

2.	***

***.***,***.***,.***.

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***:***,***.***.

D. ***

***.

***	***
***	***.
***	***,***.
***	***,***.
***	***.
***	***.
***.***.	***.***,***,*** ***.***. ***.***.

[End]

Attachment 4 to DA SOW

DA System Acceptance Test Process

As described in Tasks 2.6.2 - 2.6.5, System Acceptance Testing will include ***:

•	Lab Tests will be performed in conjunction with ComEd in a *** at *** to verify *** of the ***.
•	Field Tests will be performed at the ***, after *** associated with all relevant *** are installed. *** will be performed in conjunction with ComEd, and will *** or *** of the ***.
•	Network Tests will validate proper installation and configuration of the particular *** being tested, to verify end-to-end functionality and performance.

Except as deferred to a separate SOW or an update to this Attachment, Tasks 2.6.2 - 2.6.5 define the responsibilities of the Parties for performance and review/approval of the tests, and the acceptance of the logical network reference design and the DA Communication Network.

***:***.***.***.

***	***	***
******	***	***,***.***
***	***	***.***,***.
***	***	***.
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***	***	***

[End]

Attachment 5 to DA SOW

Software Support Terms for DA Full Deployment

1. SOFTWARE SUPPORT SERVICES. For the period during which ComEd has paid the Fee(s) specified in Attachment 1for Application Management and Software Support for the DA Project as well as for DA Communication Network Management, Silver Spring will provide ComEd with the following Software Support Services:

1.1 Access to Customer Support Personnel. Silver Spring customer support personnel will be available for contact, for the purposes described in this Attachment, on Business Days between 5am and 6pm (Pacific) (“Customer Support Business Hours”) by telephone, email, or via a website interface Silver Spring provides to its customers (however, for Priority 11ncidents, contact must be by telephone); at other hours, contacts by telephone will be supported through on-call services that will page Silver Spring personnel regarding Priority 11ncidents if such personnel are not directly available.

The contact information for such support is as follows:

Table 1-Contact Information**

Telephone Support	Email Support	Website Support
***	***	***

ComEd will centralize its interactions with Silver Spring’s customer support staff by assigning ***persons who are authorized to contact Silver Spring for such support (“Authorized Support Supervisors”); Authorized Support Supervisors will be responsible for relaying information between Silver Spring and other members of ComEd’s support staff.

Silver Spring’s customer support personnel will respond as described in Sections 1.2 and 1.3 below. Unless otherwise mutually agreed on a case by case basis, Silver Spring’s customer support personnel will be ComEd’s main point of contact regarding all problems, including those forwarded by customer support personnel to other groups within Silver Spring.

1.2. Incident Reports, Service Requests, and Support Inquiries. Silver Spring’s customer support personnel will proactively alert ComEd of Priority 1and 2 incidents that Silver Spring discovers in the course of its monitoring and management responsibilities under ***, as well as ***, receiving and responding to: (a) reports of unplanned loss or degradation of service of the ***; (b) requests for minor discretionary changes to ***, including but not limited to access-related requests such as new user setup or password resets); and (c) non-repetitive requests for technical support ***. As vendor support, Silver Spring’s customer support personnel will respond only to *** submitted by ComEd’s Authorized Support Supervisors after such supervisors have attempted to resolve reports, requests, or inquiries from ComEd’s other staff. Silver Spring will provide support and resolution of errors within the timeframes and in the manner specified in ***. Silver Spring will report to and follow-up with ComEd regarding Incidents Silver Spring finds that materially affect ComEd’s implementation within the same timeframes and manner. ComEd will cooperate with *** that Silver Spring makes as part of its efforts to respond to ***.

1.3. Classification of Incidents, Service Requests, and Support Inquiries. When ComEd submits an Incident Report, Service Request or Support Inquiry, ComEd will reasonably assess its urgency according to the appropriate priority levels defined in Table 2. Silver Spring will confirm the priority level and the Parties will resolve any disagreement regarding the priority as soon as is reasonably practical.

***,***,***

***	***	***	***	***
***	***,***,***,***,***,***.	***: •***:***,***. •***:***.***,***. ***:***,***.	***.***:***,***,***.***.***,***,***.	***,***: ***:*** ***: ***.,*** ***: ***,*** ***: ***,***
***	***,***,***.	***: •***:***,***. •***:***. ***:***,***.	***.***:***,***.***,***,***.	***,***: ***:*** *** ***.,*** ***: ***,*** ***: ***,***
***	***,***:***.	***:***.***. ***:***	***:***,***.***,***,***.	***
***	***,***.	***:***.***. ***:***	***:***.***,***,***.	***

***.***,***,***.

***,***,***.

1.4. Error Management. As noted in Table 2 above, to the extent Silver Spring determines that the root cause (or suspected root cause) of a reported Incident is an Error, Silver Spring will open a report (“Error Report”) and further investigate it for resolution as set forth in Table 3 below, using reasonable efforts consistent with Table 3 to investigate and resolve Errors. Table 3 does not include Response Times, as response requirements are specified in Table 2, whether or not the Incident was known to be caused by an Error at the time of response. Target resolution timeframes in Table 3 do not include the time that elapsed before a problem was identified as an Error.

1.5 Classification of Errors. When Silver Spring identifies an Incident as an Error, Silver Spring will reasonably classify the Error in accordance with the Severity levels defined in Table 3. The Parties will resolve any disagreements about the Severity level as soon as is reasonably practical.

***,***

***	***	***	*** ***
***	***.***,***.	***.***.***.	***,***.***:***,***.***.***,***.
***	***.***.	***.***.***.***	***,***,***.***.***,***.
***	***.***,***,***.	***.***.	***,***.***. ***,***.
***	***.***,***.	***.***.	***,***.***,***.***. ***,***.

1.6. ComEd’s Responsibilities. Except for Software which Silver Spring is providing as a Managed Service or SaaS basis, ComEd acknowledges that ComEd is responsible for acting on and implementing the support solutions Silver Spring recommends or provides, including workarounds approved by ComEd.

1.7. Availability of Upgrades. Silver Spring will provide Upgrades to ComEd electronically for installation and implementation by Silver Spring, as provided in this SOW, if and when released by Silver Spring.

1.8. Limits to Version Support. If ComEd refuses Upgrades to the version of GridScape Software it is using, Silver Spring will provide Software Support Services for that Major Release for a period of the lesser of: (a) the remainder of the Application Management services term as defined in Attachment 2, or (b) *** years (commencing on the date that the Major Release is made available to ComEd). Unless ComEd refuses Upgrades (or there is any gap in Application Management services enrollment), Silver Spring will provide Software Support Services for as long as ComEd enrolls in Solution Services. For clarity, when ComEd signs the Agreement and takes its first delivery of GridScape Software, the then-current Major Release will be supported for *** years from that initial Delivery Date. Subsequently, Major Releases will be supported for *** years from their general availability date. ComEd may purchase an additional *** years of Major Release version support (“Extended Software Support”) for the fee specified in Attachment 1. Notwithstanding the foregoing, Silver Spring agrees to provide *** of extended Software Support (up to *** years of Software Support) during the *** term of this SOW.

2. LIMITATIONS. Software Support Services will not be provided for use of Software in a manner inconsistent with the applicable Documentation or with products or software not intended by the Documentation.

3. USE LIMITATIONS; TITLE; INTELLECTUAL PROPERTY INDEMNITY; LIMITATION OF LIABILITY. ComEd’s use of all GridScape Software and Upgrades provided under this Attachment will be governed by the Master Agreement, including but not limited to the terms relating to license and ownership rights, use limitations, intellectual property indemnity and limitations of liability.

4. TERM AND TERMINATION. This Attachment will commence on the date Silver Spring makes the GridScape Software available to ComEd and will remain in full force and effect for an initial term of *** years, unless sooner terminated in accordance with this Attachment or the terms set forth in the Master Agreement. This Attachment will automatically terminate if the Master Agreement is terminated in accordance with its terms.

[End]

Attachment 6 to DA SOW

Service Levels and Service Level Credits

1.	***. *** listed below will start to be ***, and to be *** on, upon the *** of the *** noted below ***.
2.	***. The *** for the *** related to *** is the confirmation that ComEd can access and log into the first ***.
2.1.

***. For each of priority level 1and 2 listed in Table 2 of Attachment 6, Silver Spring will meet the stated Response Times for *** of all requests of that priority level, and will respond to *** within *** from receipt of such requests. *** for Silver Spring’s failure to ***, according to Table 2.1.

***
***		***
***	***	***
***	***	***
***	***	***
***	***	***
3.	***. The *** for the *** related to *** is the confirmation that ComEd can access and log into the ***.
3.1.

***. The *** will be available to and accessible by ComEd and functioning normally *** of the time via (a) a web browser client and (b) web services interface. A determination of availability will be based on 24x7 accessibility (less time for Preventive Maintenance). This metric will confirm that ComEd can access and log into the Production environment of *** to the extent this measurement is affected by ComEd’s *** ComEd will *** for *** to meet the *** for the *** according to ***.

***
***	***
***	***
***	***
***	***

***

SERVICES AND MATERIALS AGREEMENT
Exhibit “A” Statement of Work-uiq historical data extract Statement OF Work # 2

This Statement of Work (“SOW”) is entered into us of October [17], 2012 (“SOW Effective Date”) between Silver Spring Networks, Inc. (“Silver Spring”) and Commonwealth Edison Company (“ComEd”). This SOW is subject to the terms of the Amended and Restated Services and Material Agreement dated as of the date hereof, between Silver Spring and ComEd (the “Master Agreement”). Capitalized terms used but not defined in this SOW have the meaning assigned them in the Master Agreement. In the event that there is a conflict or inconsistency between this SOW and the Master Agreement, the terms of the Master Agreement will prevail unless specifically stated in this SOW to the contrary. Notwithstanding the foregoing, in the event of any conflict or inconsistency between an ComEd Responsibility or a Joint Responsibility designated under this SOW and an ComEd Responsibility designated in the Master Agreement, the terms of this SOW will control with regard to such ComEd Responsibility. To the extent a task is designated as a Joint Responsibility in this SOW, the portion of such task to be performed by ComEd shall be deemed an ComEd Responsibility for which this SOW will control.

Definitions

“Data Extract Project” means the project undertaken by ComEd under this SOW. The Data Extract Project comprises all responsibilities assigned to the Parties under this SOW. Data Extract Project does not include ***.

“Anchor Read” means the *** in the *** as installed in the ***.

“Back Office” means Silver Spring’s ***, including without limitation, servers housing *** and *** (including ***).

“Interval Read” means, for ***, the *** in the channels in the ***, which are recorded on the***.

“Statement of Work” or “SOW” means this Statement of Work.

***,***means ***.

Summary

Silver Spring Networks has copied ComEd *** events to a *** appliance for the purpose of jointly prototyping analytics capabilities with ComEd. ComEd has requested these data be extracted and delivered in electronic format to ComEd to support analytics development with a third-party vendor.

Given these data were created for prototyping purposes and have not been used for several months, it is unknown exactly how far back the data goes, what its current state is, or if any gaps are present. This SOW covers all work to analyze, build, and test a one-time data extract from the ***.

Services

Task 1 - Program Management

1.1.	Project Management
1.1.1.

Silver Spring Responsibilities. Silver Spring will manage the Data Extract Project described in this SOW, including all corresponding products and services by its employees and its subcontractors, for a maximum of *** beginning with the ***. These services will include the following activities:

a.	Coordination of all Silver Spring activities
b.	Providing status reports that identify *** progress, issues and outstanding action items.
c.	Attending meetings as agreed to with ComEd’s project team to coordinate *** between ***.
d.	Answering general questions and providing overall program facilitation.
1.1.2.	ComEd Responsibilities. ComEd will perform each of the following tasks:
a.	Supply a project manager to coordinate all ComEd activities related to the ***.
b.	Coordinate Silver Spring’s deliverables to ***.
c.	ComEd’s project manager will work to create efficient paths of communication with Silver Spring, including prioritizing communication requests made to the Silver Spring team.

Task 2- UIQ Historical Data Extract

2.1.	Analyze Phase
2.1.1.	Silver Spring Responsibilities. Silver Spring will perform each of the following tasks:
a.	Review the data ***
b.	Document the data ***
c.	Provide sample reads ***
2.1.2.	ComEd Responsibilities. ComEd will perform each of the following tasks:
a.	Coordinate delivery ***
b.	Ensure sample data is loaded appropriately ***
c.	Collect any data questions ***.
2.2.	Build Phase
2.2.1.	Silver Spring Responsibilities. Silver Spring will perform each of the following tasks:
a.	Generate ***data extracts ***.
b.	Deliver the data ***.
2.1.3.	ComEd Responsibilities. ComEd will perform each of the following tasks:
a.	Coordinate data ***
b.	Ensure vendor loads the data extract in a timely manner without delay

2.3.	Test Phase
2.3.1.	Silver Spring Responsibilities. Silver Spring will perform each of the following tasks:
a.	Answer data questions once after final data extract is loaded. As needed, troubleshoot any issues found.
2.1.4.	ComEd Responsibilities. ComEd will perform each of the following tasks:
a.	Collect any final data questions from its vendor and provide those questions for SSN to review and respond
b.	If data transformations are required to load the ***, coordinate with its analytics provider to develop and execute these transformations
c.	Provide final sign-off that delivery of the data is complete

General Assumptions

•	***.
•	All work will be performed remotely from Silver Spring Networks offices in Redwood City, CA.
•	Silver Spring responses to data questions will be provided ***
•

***. Any task beyond those stated in this SOW is considered out of scope. Any change to any task, including any change to quantities or other parameters referenced in any task, may result in changes to pricing.

Approvals

IN WITNESS WHEREOF, the parties hereto have caused this SOW to be executed by their duly authorized representatives as of the SOW Effective Date.

Commonwealth Edison Company		Silver Spring Networks, Inc.

By:	***	By:	/s/ Steve Ingram

Name:	***	Name:	Steve Ingram

Title:	***	Title:	Vice President

Date:	10-17-2012	Date:	10-12-2012

[End]

SERVICES AND MATERIALS AGREEMENT
Attachment 1 to Exhibit “A” Statement of Work - AMI SOW Full Deployment Statement of Work # 2 Pricing

***
***	***	***	***
***	***	***	***
***		***

***.

***.

***.

Statement OF Work N-4 ComEd Access Point Private Network Migration

This Statement of Work #N-4 (“SOW N-4”) is entered into as of April_ 2014 (“SOW N-4 Effective Date”) between Silver Spring Networks, Inc. (“Silver Spring”) and Commonwealth Edison Company (“ComEd”). This SOW N-4 is subject to the terms of the Amended and Restated Services and Materials Agreement between Silver Spring and ComEd dated January 25, 2012 (“Master Agreement”). Capitalized terms used but not defined in this SOW N-4 have the meaning assigned them in the Master Agreement. In the event that there is a conflict or inconsistency between this SOW N-4 and the Master Agreement, the terms of this SOW N-4 will control.

Summary

This SOW N-4 describes the Services Silver Spring will provide to ComEd to migrate all delivered *** from the ***. Silver Spring will work with *** to change *** (as defined herein) *** (as defined herein) and with *** to change *** (as defined herein). Additionally, Silver Spring will work with both *** to establish *** to allow the data to traverse from the *** back to the ***. Upon Silver Spring’s request, ComEd shall issue to *** allowing Silver Spring to work with *** for purposes of this SOW N-4.

The Parties acknowledge that performing these changes to Access Points already deployed by ComEd may result in a subset of Access Points becoming non-functional. If such Access Points become non-functional, ComEd’s exclusive remedy and Silver Spring’s sole obligation will be to repair or replace such non-conforming Access Points in accordance with Section 4.1.1 of the Master Agreement. For purposes of clarity, Silver Spring’s obligation to repair or replace Access Points is limited to those Access Points that become non‑functional as a direct result of Silver Spring’s work pursuant to this SOW N-4.

Definitions

“Access Point Name” or “APN” means the name of a gateway ***.

“AMI” or Advanced Metering Infrastructure” means the integration of advanced metering data from the meter all the way through to back office systems.

“DA” or “Distribution Automation” means the intelligent control and monitoring of the electrical power grid down to the distribution and substation level.

“Internet Protocol” or “IP” means the principal communications protocol in the Internet protocol suite for relaying datagrams across network boundaries.

“***Access Point” means a ***

“***Access Point” means a ***.

Project Description

Exhibit 2 contains a list of ***.  There are *** that are in the ordering process that will also be a part of this Project, for a total of ***. This Project will focus on the migration of the *** already delivered as a part of the *** to a private ***, however if any other ***, they will be included in this scope of work.

1.1.	Project Responsibilities.
1.1.1.	Silver Spring Responsibilities. Silver Spring will perform each of the following tasks:
a.	Identify primary Project Manager to coordinate all Silver Spring activities related to the project.
b.	Create a document entitled ***, one each for***.
c.	Create and complete a schedule/tracking spreadsheet for the Project.
d.	Manage the migration to include post validation of completed migration for each ***, which will include validation documentation.
e.	Communicate status of the Project to ComEd in writing and in a weekly update call.
f.	Coordinate efforts with ***for the work of this project including ***.
g.	Create a *** that can be used by Silver Spring when contacting the ***. The *** will define the steps and tasks that need to be completed by Silver Spring and *** to change an***.
h.	Build firewall configurations to support new ***
i.	Build router configurations to support new ***
j.	Configure monitoring system for new ***
k.	Apply router and firewall configurations, coordinate with carriers as needed
I.	Validate routing, firewall rules and application connectivity once ***
m.	Ongoing maintenance of *** including monitoring, incident response, software and hardware support and maintenance
n.	Silver Spring
1.1.2.	ComEd Responsibilities. ComEd will perform each of the following tasks:
a.	Identify a Project Manager to coordinate all ComEd activities related to Project.
b.

Return, in accordance with *** of the Master Agreement, any *** that fail the post-validation process and require return to Silver Spring for repair or replacement. Serve as an escalation point for Silver Spring if *** is not completing activities as scheduled.

c.	Serve as an escalation point for Silver Spring if *** is not completing activities as scheduled.
d.

Assist in the work with *** to create a *** that can be used by Silver Spring when contacting the ***. The *** will define the steps and tasks that need to be completed by Silver Spring and *** to change an *** on an ***.

e.	Provide letters of agency ***.
f.	Provide Silver Spring with a priority list identifying the order for which *** will get migrated.
g.

Upon Silver Spring’s request, locate and provide power *** not reachable by ***. Power must be provided without interruption for sufficient duration to allow Silver Spring to complete work on each ***. *** that cannot be found and/or consistently powered will be excluded from this SOW N-4 and updated via ***.

2.1.	Description of Migration Activity.
2.1.1.

VPN Turn-Up Stage (3 Weeks). In this stage, Silver Spring will work with both *** to coordinate the establishment of new *** between carriers and Silver Spring. There will be *** between Silver Spring and ***. There will be *** between Silver Spring and ***. This stage will be required in order to migrate the *** from the ***. Firewall and router configurations will be built, cutover, and validated during this stage.

2.1.2.

Ramp Up Stage (3 Weeks). In this stage, the procedures for migration will be refined. The quantity of *** to be migrated daily will be determined by the pace at which Silver Spring, *** can establish clear migration procedures. ComEd will provide a list of all *** (deployed and in various warehouses) and all *** (deployed and in various warehouses).

There are two goals of the ramp up stage. The first goal is to fine tune the *** to develop the *** documents for two types of ***. ComEd will follow the standard *** for any *** that fails the migration procedure subject to Section 1.1.2.b above.

The second goal of this stage is to complete the migration of a set of *** identified for this stage of the Project with primary focus on ***. This stage will include migration of *** on both the ***.

2.1.3.

Primary Production Stage (1Week). In this stage, a strategic set of *** will be migrated to validate the steps from the ramp up stage. The goal of the primary production stage is to migrate the first subset of production *** to the ***. ComEd will provide field level support for replacement of any deployed *** that fails migration. ComEd will follow the standard *** for any *** that fails the *** subject to Section 1.1.2.b above. The initial target will be to *** working to a steady state target of an average of ***.

2.1.4

Steady State Stage (10-11 Weeks). In this stage, work will proceed to migrate to a target of an average of ***. The steady state will have a standard cadence of management communication between the Parties.

2.1.5

Finalization Stage (2 Weeks). In this stage, migration of any *** that were repaired under *** will be completed. Any *** that were skipped or changed from the schedule will be addressed in this stage, as well as all validation and acceptance.

General Assumptions

A.

Services related to the ***be completed by no later than ***, unless further extended by written agreement of the parties or terminated in accordance with the Master Agreement. Any tasks beyond those stated in this SOW N-4 are considered out of scope. Any change to any task, including any change to quantities or other parameters referenced in any task, may result in changes to pricing.

B.

All ***work provided by Silver Spring will be done remotely. Silver Spring team members will be available during normal local business hours (9am-6pm on Business Days) for that specific resource for example, Silver Spring team members in Redwood City, CA, are available during those hours Pacific Time. For troubleshooting issues encountered during AP migration, SSN resources will be available to work thru issues as needed. If field support is required, the SSN field technicians on site at ComEd will assist as needed.

Approvals

IN WITNESS WHEREOF, the parties hereto have caused this SOW N-4 to be executed by their duly authorized representatives as of the SOW N-4 Effective Date.

Customer Long Name		Silver Spring Networks, Inc

By:	***	By:	***

Name:	***	Name:	***

Title:	***	Title:	***

Date:	5-12-14	Date:	5-12-2014

[End]

***
***
***

ComEd Access Point Private Network Migration SOW N-4
Exhibit 1 Pricing
1.	***

***:***.

***:***.

***:***:***.

***:***,.

2.	***

***
***	*** ***	***	*** ***	*** ***	***
*** ***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***				***

***:***.***.

***:***.***.

***:***.

ComEd Access Point Private Network Migration SOW N-4
Exhibit 2 List of ComEd Access Points

***	***	***	***
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AMENDMENT NO. 1 TO SOW N-4 (“ComEd Access Point Private Network Migration”)
Amended and Restated Services and Materials Agreement

This Amendment Number 1 (“ Amendment No. 1”), effective as of December 18, 2014 (“ Amendment No. 1 Effective Date”), between Silver Spring Networks, Inc. (“Silver Spring” ) and Commonwealth Edison Company(“ComEd” or “Company”). This Amendment No. 1 amends that certain Statement of Work Number 4 dated May12, 2014 (“SOW N-4”), issued pursuant to the Amended and Restated Services and Materials Agreement between the Parties dated January 25, 2012 (collectively, with SOW N-4, the “ Master Agreement”) Silver Spring and Company are referred to herein as the “Parties” or a “Party,” as applicable. Capitalized terms not defined in this Amendment No. 1will have the same meaning as in the Master Agreement.

The Parties hereby agree to amend SOW N-4 as follows:

1.	***,***:

***
***	*** ***	***	*** ***	*** ***	***
***	***	***	***	***	•*** •*** •*** ***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***				***

***:***.***.

***:***.***.***.

***:***.

AMENDMENT NO. 1 TO SOW N-4 (“ComEd Access Point Private Network Migration”)
Amended and Restated Services and Materials Agreement

***:***.

Integration: Conflict. The foregoing provision shall govern notwithstanding any contrary provision in the Master Agreement or any previously executed agreement between the Parties. Except as otherwise expressly provided or modified herein, the terms and condition of the Master Agreement (including SOW N-4) remain in full force and effect. In the event of a conflict between this Amendment No. 1and the Master Agreement (including SOW N-4), this Amendment No. 1 shall govern.

IN WITNESS WHEREOF, the Parties have caused this Amendment No. 1 to be executed by their duly authorized representatives.

SIGNATURES

Commonwealth Edison Company		Silver Spring Networks, Inc.

By:	***	By:	***

Name:	***	Name:	***

Title:	***	Title:	***

Date:	December 19, 2014	Date:	12/19/2014

***
***
***

SERVICES AND MATERIALS AGREEMENT
Exhibit “n” Statement Of Work – *** *** Statement Of Work # N-5

This statement of work #N-5(“SOW N- 5”) is entered into as of September 3 2014(“SOW N-5 Effective Date”) between Silver Spring Networks, Inc. (“SSN”) and commonwealth Edison Company (“ComED”). This SOW N- 5is subject to the terms of the Amended and Restated Services and Materials Agreement between SSN and ComEd dated January 25, 2012(“Agreement”). Capitalized terms used but not defined in this SOW N- 5 have the meaning assigned them in the Agreement. In the event that there is a conflict or inconsistency between this SOW N- 5 and the Agreement, the terms of this SOW N- 5 will control.

Summary

This SOW N- 5 describes the Services SSN will provide to ComEd to enable ***.***,***.

Term: SOW N- 5 term shall commence on the SOW N- 5Effective Date and continue until ***.

Services

The Parties will perform the tasks described below.

1.1.	Project Responsibilities
1.1.1.	Silver Spring Responsibilities. SSN will perform each of the following tasks:
a.	***
b.	***.
c.	***
d.	***
1.1.2	ComEd Responsibilities. ComEd will perform each of the following tasks:
a.	Support validation testing upon implementation
2.1.	Ongoing Maintenance and Support
2.1.1	SSN Responsibilities. ***,***:
a.	Product support questions are to be directed to the SSN solution architect rather than customer support
b.	SSN solution architect will use commercially reasonable efforts to resolve issues and answer ComEd’S question
c.	***
d.	***

3.1	Limited Warranty

EXCEPT AS EXPRESSLY SPECIFIED IN THIS SOW N-5 ALL SERVICES ARE PROVIDE “AS IS” WITHOUT WARRANTY OF ANY KIND. WITHOUT LIMITING THE FOREGOING, AND EXCEPT AS EXPRESSLY PROVIDED IN THIS SHOWN-5, SSN DISCLAIMS ANY WARRANTY THAT THE SERVICE WILL BE ERROR-FREE. THESE DISCLAIMERS WILL APPLY DESPITE THE FAILURE OF THE ESSENTIAL PURPOSE OF ANY LIMITED REMEDY PROVIDED HEREIN.

Approvals

The Parties have caused this SOW N-5 to be executed by their duly authorized representatives as of the SOW N-5 Effective Date

Commonwealth Edison Company			Silver Spring Networks, Inc.

By:	***		By:	***

Name:	***		Name:	***

Title:	***		Title:	***

Date:	9/3/14		Date:	9/3/2014

***

***
***
***

SERVICES AND MATERIALS AGREEMENT
Exhibtt”n” Statement of work – Solution Architect Support for OMS Integration Statement Of Work# n-6

This Statement of work #N.6 (“SOW N-6”) is entered into as of January 1st 2015(“SOW N-6 Effective Date”) between Silver Spring Networks, Inc., (“SSN”) and Commonwealth Edison Company (“ComEd”). This SOW N-6 is subject to the terms of the Amended and Restated Services and Materials Agreement between SSN and ComEd dated January 25, 2012 (“Agreement”) Capitalized terms used but not defined in this SOW N-6 have the meaning assigned them in the Agreement. In the event that there is a conflict or inconsistency between this SOW N-6 and the Agreement, the terms of this SOW N-6will control.

Summary

This SOW N-6 describes the Services SSN will provide to ComEd in support of ***.***.***.

Term: SOW N-6 terms shall commence on the SOW N-6 Effective Date and terminate ***.

Services

1.1	Configuration and Integration Assistance

SSN will provide a dedicated resource (“Solution Architect”) for the duration of this SOW N-6 for the Fess listed in Attachment 1 (Pricing). The Solution Architect will primarily be in support of ComEd’s *** and secondarily will support ComEd’s integration needs of back office applications to ***. Solution Architect will provide the following service:

a.	Work with the ComEd team in evaluation and selection of solution design approaches to best meet ComEd business goals.
b.	Work with ComEd in initial identification of issues and their sources
c.	Work with other internal SSN resources (Product Management, Customer Support, etc.) to:
i	Expedite communications of information on issues reported by ComEd
ii	Act as on-site extension of Customer Support team where possible to expedite the determination of the root cause/work-arounds for issues reported by ComEd
iii	Advocated for product requirements/enhancements with SSN Product Management
iv	Escalate critical issues to SSN management when required
d.	Represent ComEd interest for these projects in visits to SSN headquarter (when required)
e.	Completion of deliverables as defined by ComEd and mutually agreed upon
f.	Enable ComEd’s resources to understand how *** have been configured
g.	Work with ComEd to implement ComEd’s business requirements
h.	Provide *** to advise and validate ComEd’s solution design
i.	Validate the *** installation and configuration
j.	Assist in troubleshooting and resolving *** issues
k.	Assist with prototyping and testing of ***
l.	Assist in troubleshooting and resolving issues with ***

m.	Provide guidance to ComEd on ***
n.	Provide subject matter expertise on ***
o.	Work with ComEd to configure *** to meet the Compass integration and configuration requirements
p.	Work with ComEd to implement ***
1.2	Testing Assistance (optional)

ComEd may request performance testing support of its application design for the Fees listed in Attachment 1 (Pricing). Such testing will enable ComEd to simulate use of their application in an environment comparable to ComEd’s ***. In the absence of ComEd having a full scale test environment, SSN engineering-owned environments will be leveraged, with *** acting as coordination point to SSN engineering for these testing activities.

1.2.1.	SSN Responsibilities. SSN will perform each of the following tasks:
a.	Develop performance test plan
b.	Configure *** for testing purposes
c.	Coordinate the availability of environments and engineering-testing resources as required
d.	Provide results of similar tests that SSN has run, should such parallel tests exist
1.2.2.	ComEd Responsibilities. ComEd will perform each of the following tasks:
a.	Provide input into SSN developed performance test plan
b.	Provide results of independently-run tests for the test cases that SSN is also testing
c.	For tests that are more practical to run at smaller scales and in ComEd’s own environments, ComEd will make *** to make their test environments available to SSN during the term of this SOW N-6.
1.2.3.	Joint Responsibilities
a.	Work together to identify and resolve issues encountered during the execution of the test plans
b.	Mutually agree upon the success criteria contained within the integration test plans
c.	Mutually agree to a reasonable timeframe to conduct test plans

Approvals

The Parties have caused this SOW N-6 to be executed by their duly authorized representatives as of the SOW N-6 Effective Date.

Commonwealth Edison Company		Silver Spring Networks, Inc.

By:	***	By:	***

Name:	***	Name:	***

Title:	***	Title:	***

Date:	1/16/2015	Date:	2/3/2015

***
***
***

ComEd Solution Architect Support for OMS Integration SOW # N-6
Attachment 1 Pricing

Pricing

1.	***

***
***	*** ***	*** ***	***
***	***	***	***
***	***	***	***
***		***

[End]

Services and Material Agreement Exhibit “N” Amended and Restated Statement of Work- *** Statement of Work # 7

This Amended and Restated Statement of Work (“SOW”), effective 3/25/2015, (“SOW Effective Date”), is subject to the terms of the Amended and Restated Services and Material Agreement between Silver Spring Networks,Inc. (“Silver Spring or “SSN”) and Commonwealth Edison Company (“Customer” or “ComEd”) dated January,25, 2012,(“Agreement”).

Whereas Silver Spring and ComEd previously entered into a Statement of Work #7, effective December 5, 2014 (the “Prior SOW”), the Parties wish to amend and restate the Prior SOW. For avoidance of doubt, this SOW supersedes the Prior SOW. Capitalized terms used but not defined herein shall have the meaning assigned to them in the Agreement.

This SOW outlines work to be completed between ComEd and Silver Spring to deploy and manage a network of *** on ComEd owned ***. The work will be phased and gated by criteria in each phase. There will be a pilot of approximately *** after which the solution will be evaluated and tested to conform to criteria set forth in Attachment 2 (“Acceptance Testing”). Upon (i) Silver Spring *** and (ii) ComEd receiving *** from the applicable ***, ComEd may choose to continue with the Full Deployment (as defined herein) over a period of time to deploy *** to additional ComEd owned ***. The Full Deployment is subject to additional terms, conditions and fees which will be documented in a new and separate Statement of Work. Notwithstanding the foregoing, SSN will continue to provide ComEd access to the environments pending satisfaction of either condition (i) or (ii) above as long as ComEd continues to pay the Monthly SaaS fees as outlined in Attachment 1.

The Parties agree as follows:

1.	DEFINED TERMS. Unless otherwise defined below, the capitalized terms used in this SOW have the same meaning as in the Agreement.

“Acceptance Testing” means the procedure by which the Parties perform a series of tests to validate, measure and verify SSN Solution functionality in accordance with Attachment 2.

“Access Points” or “APs” means Silver Spring’s proprietary equipment that acts as an interface between the *** and allows *** to communicate with***.

“Backhaul” means the connection between the *** that aggregates all of the traffic to/from the *** can be established via *** or other mutually agreed transport.

“Customer Data” means all data and information of the Customer and/or its customers that are transmitted between an Integrated Photocell and the Device Management Software.

“Data Center” means the data center where the Servers are located.

“Deployment Phase” has the meaning in Section 2.5.

“Device Management Software” means Streetlight Vision or any Third Party Device Management Software that Customer uses to communicate with Integrated Photocells.

“Equipment Approvals” has the meaning set forth in Section 2.5.1(h).

“Fees” means all amounts payable to Silver Spring by Customer under this SOW, including but not limited to the Monthly SaaS Fees; Field Network Design Fees; Network Change Fees; fees for products and Services; and Premium SLA Fees.

“Field Network Design(s)” means the Initial Field Network Design, the Final Field Network Design, and any subsequent revisions that Silver Spring makes to them.

“Field Network Design Fee(s)” means the fee that Silver Spring charges to create the initial field network design, Enhanced Field Network Design and Final Field Network Design.

“Full Deployment” means the deployment by ComEd of an *** to any volume greater than the *** of ComEd owned ***.

“Incident” means an event occurring that is not a standard operation and that causes or may cause a disruption to or reduction in the quality of a Service, system or Customer productivity.

“Integrated Photocell” means *** that includes an integrated Silver Spring ***.

“InitialTerm” has the meaning set forth in Section 4.

“Location File” has the meaning set forth in Section 2.5.1(i).

“Monthly SaaS Fees” means the monthly recurring fees for the SaaS Services based on the number of Integrated Photocells.

“NAN” or “Neighborhood Area Network” means and includes *** and the *** established as a result of the operation of these devices.

“Network” means the *** that facilitates two-way data communications between the *** and the *** that is hosting the *** so that the *** can communicate with the ***.

“Network Change” has the meaning set forth in Section 2.6.

“Network Change Fee” has the meaning set forth in Section 2.6.

“Network Equipment” means Access Points and Relays.

“Network Management Software” means the *** that allows for ***.

“Optimization” or “Optimized” means the optional process to test, validate, and/or improve the performance of the ***. Optimization is executed *** of the *** when *** by the *** is *** in such***, of the *** as required for *** the *** and ***. Following the completion of Optimization, *** are considered *** in an *** according to *** and *** on the Network. Acceptance testing will be conducted after ***.

“Optimization Area” means a geographic, contiguous area *** unless otherwise mutually agreed. *** it will mean *** that are *** as part of the *** and *** for a *** will be *** in a *** Optimization.

“Pilot” means a deployment ***.

“Pilot Deployment Project” means the period of deployment of the Pilot and the evaluation of the solution deployed and is assumed to occur from ***. Duration of the Pilot will be extended in the event ***, or as directed by the Customer and will be subject to additional Fees.

“Project Management Services” means Silver Spring’s project management services for project coordination, including without limitation, the design, configuration, installation assistance and Optimization of the NAN, as described in this SOW.

“Relay” means Silver Spring’s wireless receiver that routes and forwards information through the ***.

“Renewal Term” has the meaning set forth in Section 5.

“Server(s)” means the physical machines or computers on which the Network Management Software and/or Device Management Software will reside.

“Solution Services” means SaaS Services.

“SSN Solution” means the products, Software, and services provided by SSN as a part of this SOW.

“Streetlight Vision” means the Device Management Software called “Streetlight Vision.” If Customer is receiving access to Streetlight Vision from Silver Spring under this SOW, then the Streetlight Vision software will be listed as a “SaaS Service” in Section 2.3.1and the optional Fees must be paid.

“TALQ” means the application protocol at the interface between the ***, as defined by the ***.

“TALQ API” means the application programming interface that Silver Spring provides to Customer that allows the Customer to ***.

“Term” means the Initial Term and any Renewal Term.

“Third Party Data Center Interconnect” means the connection between *** that hosts the *** and the***. *** can be established via ***, *** or other mutually agreed transport.

“Third Party Device Management Software” means a Device Management Software other than Streetlight Vision that Customer uses to communicate with Integrated Photocells***.

“VPN” means a virtual private network, which is a secure LAN-to-LAN tunnel based on the IPsec protocol.

“WAN” means a Wide Area Network, which is the network supporting communications between***.

2.	SERVICES.
2.1.

Software as a Service (SaaS). During the term purchased, and subject to Customer’s compliance with this Agreement, including payment of all applicable Fees, Silver Spring will provide Customer with the following SaaS Services: (i) access to an instance of Streetlight Vision and a *** that can communicate with the *** via *** access to an instance of *** that can communicate with *** in Customer’s existing ***, via network architecture that faithfully replicates that of the Pilot instance to the greatest feasible extent, and (iii) access to any other solution or software identified as SaaS Services in this SOW.

As part of the SaaS Services, Silver Spring will also provide some or all of the following for the Pilot:

(a)

For the ***, Silver Spring’s standard implementation is a ***, ***. For ***, each Party *** associated with Internet connectivity at its location and will provide ongoing monitoring and management of the ***. The Customer shall *** associated with any configuration, installation or maintenance for any additional *** that Customer may require.

(b)

Silver Spring will provide a *** could be used to transmit *** from the ***. Any additional work to integrate the *** or establish a connection between the *** housing the *** and ***, respectively, will be completed by *** and the host of the ***, with the Customer ***.

(c)	Finalized network architecture between *** will be mutually agreed-upon and satisfy all relevant Customer standards.
2.2.

Project Management Services. As part of Project Management Services for the Fees indicated in Attachment 1 to be paid on a monthly basis, Silver Spring will provide Project Management Services to support the Pilot Deployment Project. To provide the services SSN will:

(a)	Create, track and update a project schedule for the planning, installation and configuration of the items outlined in 2.1 as well as other Silver Spring tasks outlined in this SOW.
(b)	Create, track and update orders for hardware procured from Silver Spring.
(c)	Provide *** addressing the progress of the project, issues and outstanding action items.
(d)	Attend *** as agreed to with Customer’s project team to coordinate project activities between the Parties.
(e)	Coordinate Silver Spring’s deliverables to Customer and its third party contractors.
(f)	Answer general questions and providing overall project facilitation.
(g)

Silver Spring will perform all Project Management Services in a competent and professional manner, in accordance with ***, using skilled Silver Spring employees, subcontractors or other agents having the appropriate background and skills. Customer’s sole and exclusive remedy, and Silver Spring’s entire liability, for any breach of this provision, will be for Silver Spring to correct or re-perform any nonconforming Project Management Services, ***, provided that Silver Spring shall have no obligation to re-perform any non-conforming Project Management Services if this Agreement has terminated or expired.

(h)

SSN acknowledges and agrees that it is only authorized to purchase equipment, devices and materials under this SOW that are required for use in connection with the ***. SSN shall not purchase equipment, devices or materials for use in connection with *** without the *** and under a *** executed by the parties.

2.3.

Post-Pilot Decommission or Reconfiguration Services. Upon completion of Acceptance Testing of the pilot if ComEd continues to use the SaaS Services for the ***, Silver Spring will invoice ComEd on a *** as outlined in Attachment 1 (Fees) unless ComEd elects to have the environment decommissioned by providing Silver Spring with *** to the SSN project manager. Additional fees may apply to decommission the environment. Depending on the outcome of the Pilot ComEd may choose to migrate the Pilot instance(s) of applications to connect directly with the *** as long as the production instance is at version 4.10 or greater. For clarity, because the outcome is not known at this time any effort to migrate to the production instance is out of scope of this SOW. If this option is requested by ComEd, ComEd and Silver Spring will work *** to determine the *** per the approach selected by *** and build a *** to document the work required along with associated fees.

2.4.	Field Network Design.
2.4.1.	Silver Spring Field Network Design Responsibilities. Network designs will not be completed for this pilot. ***.***.
2.5.	Deployment Responsibilities.
2.5.1.	Customer Deployment Responsibilities. Unless otherwise provided in this SOW, when installing the *** (“Deployment Phase”), Customer shall:
(a)	Manage the site survey, installation, troubleshooting and replacement of ***.
(b)	During the Term, obtain and pay for *** necessary for Silver Spring to use the *** in a manner consistent with this Agreement. During the Term, Customer must *** with a direct line power connect ***.
(c)

For all new installations and replacements as part of ongoing maintenance, Customer shall be responsible for: (i) providing the necessary ***; (ii) performing the ***; (iii) ensuring timeliness, quality and compliance of work, which for on-going maintenance and upgrades to the *** means having personnel *** the situation and *** any necessary *** per the recommendations of Silver Spring; and (iv) coordinating and paying the cost of ***. All installations of *** will be placed on or in a *** location (e.g., a light arm, pole, building, etc.), and additional Fees may be due if there is no *** location for *** and a specific design for a unique implementation is requested of Silver Spring ***.

(d)	Identify a principal representative to coordinate any *** and *** with Silver Spring.
(e)	Have *** accompany Silver Spring *** as necessary to enable Silver Spring to perform in-field diagnostics and troubleshooting.
(f)

Purchase, operate, install and maintain all ***, if appropriate. The Customer is responsible for the impact that any of the following may have on the ***: (i) any defect or deficiency with any ***; (ii) ***, or (iii) *** that is no longer under warranty.

(g)

During the Term, Customer shall obtain the following *** from *** for all improvements, modifications, rights of way, concessions, licenses, easements or other rights necessary to (i) mount, install, operate, maintain and replace any *** and provide the necessary electrical power for the***, (ii) and enable Silver Spring to provide the ***. Customer is *** for all fees and expenses associated with obtaining any necessary Equipment Approvals.

(h)	Only after the *** has been installed in the adjacent area ***.
(i)

Provide to Silver Spring, in a format ***, information about the location where *** will be/are installed, including those that are at any time relocated or replaced after initial installation (“Location File”). This Location File will contain the data and must be in a format consistent with Silver Spring’s specifications. Minimally, the location file must include the following data fields: *** (truncated to no fewer than *** after the decimal point; for example *** is acceptable but *** is not); *** (iii) a description of the ***;

(j)

Provide to installers specifications for attaching *** to buildings, structures, or equipment and define mounting requirements, including affixing on the install site, bolts and power tap requirements.

(k)	Ensure that the installation of *** meets all ***;
(l)

Obtain all *** required for installation of the *** at least *** to the scheduled date for installation if the *** and operation of the ***. Customer must *** incurred by Silver Spring for failing to timely obtain any ***;

(m)	Procure the services of the *** for *** and the ***. *** will ensure that all *** are installed and maintained in accordance with Silver Spring’s specifications.
(n)	Perform troubleshooting of installed *** and correct any installation errors; and

(o)	If using ***, ensure that design, development, implementation and testing of the *** is completed in a timely and comprehensive fashion.
(p)	*** be responsible for in the field troubleshooting of ***.
2.5.2	Silver Spring Deployment Responsibilities. During the Pilot Deployment Period SSN will provide services to support ComEd in the deployment of *** to support the Pilot.
(a)	Provide *** of training for up to *** to ComEd on the installation of *** including use of tools to support the installation.
(b)	Provide up to *** of audits of the installations completed and field support following the training.
(c)	Provide in field support for the active deployment of the ***. This includes:
a.	Network Troubleshooting - Assist customer in troubleshooting network connectivity issues between ***.
b.	***.
(d)

***:  Silver Spring will provide training on the ***. The training will be targeted at end-users and operators who will use the web-based user interface. Silver Spring will develop a training outline, with input from the Customer.

a.	*** shall consist of ***, including hands-on modules to familiarize users with the ***.
(e)	***: Silver Spring will provide technical support for end-users and operators of *** for the duration of the Pilot. Technical support may be phone-based or inperson, as appropriate.
2.6.

Optimization of the Network. Silver Spring will perform Network Optimization following installation of at least *** of the *** in a defined Pilot deployment area. Unless otherwise provided in this SOW, during the Optimization phase,

Customer shall:

(a)	Identify an individual to schedule and coordinate Optimization-related tasks when requested by Silver Spring.
(b)	Promptly cooperate with Silver Spring’s *** for assistance, access to sites and mounting locations, or information during Optimization.
(c)	*** review Silver Spring’s recommended locations for installing new or relocating existing *** and install such *** where directed unless to do so would be***.
(d)

Obtain the services of ***, and provide coverage maps to Silver Spring for use during the Optimization of the ***. Upon Customer’s acceptance of Silver Spring’s recommendations during Optimization, Customer will acquire the *** necessary to provide backhaul capabilities consistent with the recommendations. Customer will ensure that all *** are installed and maintained in accordance with Silver Spring’s specifications, including establishing a *** from the *** to the *** to carry traffic between the *** and the***.

(e)	*** in a manner to saturate areas as quickly as possible to allow SSN to perform optimization activities efficiently.
(f)	Work with SSN to define Optimization Areas which are areas that have *** and *** deployed that are ***. *** will be *** to *** an***.
(g)	Deploy additional *** in order to complete Optimization

For the Pilot Silver Spring shall:

(h)	Upon meeting saturation of the total expected Pilot Deployment devices, conduct Optimization for the Pilot Deployment Project. For avoidance of doubt, Silver Spring recognizes ComEd may choose to ***.

2.7.

Network Changes. Unless otherwise provided in this SOW, excluding regular maintenance on individual Network Equipment subject to a warranty claim, Customer is responsible for ***any change in the operational status or location of Network Equipment that negatively impacts the performance of the Network or that may result in a material change to Final Field Network Design (a “Network Change”). ***.

2.8.

Pilot Deployment Acceptance Testing. Upon completion of the Pilot Deployment and Optimization of the Pilot Deployment devices, ComEd and Silver Spring will perform Acceptance Testing as set forth in Attachment 2 (Acceptance Testing)). Notwithstanding the foregoing, in the event ComEd deploys greater than *** provided by ***, Silver Spring will be deemed to have achieved Pilot Acceptance and, unless otherwise agreed, licenses will be charged to ComEd at the *** for the ***. Achieving Pilot Acceptance will constitute *** of the ***; provided, however, SSN will continue to provide ComEd *** so long as ComEd continues to ***. For clarity, acceptance testing to be conducted by Silver Spring will be limited to devices leveraging the ***. Upon *** and *** needed by ComEd, ComEd may choose to continue the deployment of *** to ComEd owned *** and *** the *** and *** for the *** pursuant to a separate Full Deployment SOW.

2.8.1.	Silver Spring Responsibilities.
(a)	Develop *** based on the *** set forth in ***.
(b)	Perform *** immediately following the *** Silver Spring will not *** the *** of ***, unless ***. Silver Spring will perform the Field Tests ***, Silver Spring will provide ***.
(c)	Provide ***.
(d)	Meet remotely with ComEd to review test results.
2.8.2.	ComEd Responsibilities.
(a)	Review the test results and provide feedback or accept within ***.
(b)	Perform any actions required in the field required to complete or verify the tests (e.g. outage).
(c)	Issue Pilot Acceptance in a *** format agreeable to the Parties.
3.	SECURITY AND DATA.
3.1.

Silver Spring Security. Silver Spring will implement *** designed to *** against unlawful ***, or *** while being transmitted on the Network. Silver Spring assumes no *** of or *** within: (i) any *** and its ***, or (ii) any ***, or *** to access and use the *** and/or any ***.

3.2.

Data. Notwithstanding anything to the contrary contained in this Agreement, Silver Spring assumes no responsibility for (i) the content of *** that is carried on *** or on the *** or (ii) any ***. Customer represents and warrants that during the term of this Agreement, (a) it has the *** to grant silver spring and its subcontractors access to *** and *** to provide services, (b) Silver spring’s *** and *** of any *** in accordance with this Agreement will not violate any *** or cause a *** of any agreement or obligation between *** and any ***, and (c) Customer has implemented all *** for its systems, software, and hosting. The Customer shall ensure that Silver Spring has the continuous right to use the *** to *** contemplated under this Agreement, and any other *** (including but not limited to *** related to *** and ***) during the term of this Agreement, provided that such usage does not adversely impact any ***. Customer shall *** and *** Silver Spring and its Affiliates *** from any *** and *** (including, without limitation ***) arising from any *** that Silver Spring’s *** that was in compliance with the terms of this Agreement was ***. If the Services will be performed in the European Union, Customer is deemed a *** under this Agreement, as defined by ***.

4.

TERM. Unless otherwise provided in Attachment 1, the initial term of the services under this SOW (“Initial Term”) commences on the SOW Effective Date and ends ***. Thereafter, the Term of the Services will automatically renew on an annual basis so long as ComEd continues to pay the Monthly SaaS Fees set forth in Attachment 1 (each a “Renewal Term”), unless either party notifies the other of its intent not to renew the services no less than *** prior to end of the applicable Initial Term or Renewal Term. The software applications provided to ComEd under this SOW shall be licensed to ComEd in accordance with the license terms and conditions set forth in section 24.7 (Software License) of the Agreement.

5.

FEES. Customer shall pay the Fees identified in Attachment 1 (Fees). If the Fees are based on the number of ***, any *** that is added during any month or quarter will be charged as if it were part of the Network for the entire month irrespective of which day it was added.

6.

DISCLAIMER. SILVER SPRING ASSUMES NO LIABILITY OR RESPONSIBILITY FOR ANY INTERRUPTION OR CESSATION OF TRANSMISSION TO OR FROM ITS DATA CENTERS VIA WAN, CULLULAR OR OTHER PUBLIC COMMUNICATIONS OR BROADBAND SYSTEMS, OUTAGES, DEVICE NON-REACHABILITY, LOSS OR INACCURATE READING OR TRANSMISSION OF DATA. THESE DISCLAIMERS WILL APPLY NOTWITHSTANDING THE FAILURE OF THE ESSENTIAL PURPOSE OF ANY LIMITED REMEDY PROVIDED HEREIN. SILVER SPRING PROVIDES ALL SERVICES, SOFTWARE APPLICATIONS & INTEGRATED PHOTOCELLS “AS IS” AND MAKES NO WARRANTIES OF ANY KIND AND SPECIFICALLY DISCLAIMS ANY AND ALL EXPRESS, IMPLIED, STATUTORY AND OTHER WARRANTIES All representations and obligations of Silver Spring related to the delivery or provision of Equipment under the Agreement shall not apply to this SOW or any extension thereto.

7.	Conflict. In the event of a conflict between this SOW and the Agreement, this SOW shall govern.

SIGNATURES

***		***
***:	***	***:	***
***	***	***	***
***	***	***	***
Date	3/29/2015	Date	3/30/2015

***:
***
***

CONTRACT

01153346

ComEd Statement of Work - *** Amended and Restated Statement of Work # 7
Attachment 1 Fees

***:***

1.	***

***:***.

***:***,***.

***:***:***

***:***:***.

2.	***

***
***	***	***	*** ***	***
*** ***	***	***	***	***
***				***

***:***

***:***,***.

***:***.

2.	***

***
***	*** ***	*** ***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***		***

***:***.***.

3.	***

***
***	***	***	*** ***	*** ***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***					***
***					***
***					***
***

***:***, ***.

***:***.***

***:***,***.

***:***..***.

***,***.***.

4.	***

***
***	***	***	*** ***	*** ***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***					***
***					***
***					***
***

***:***,***

***:***

***:***,***.

***

Attachment 2

Acceptance Testing

This Exhibit contains the test criteria for the acceptance testing that SSN will perform as described in the Statement of Work for a Designated Partner Product Version and a Designated Silver Spring Product Version. Upon successful completion of the testing criteria below, and ComEd’s validation and approval thereof, Acceptance Testing will be complete.

*** of *** will be conducted using ***.

Scope

***.***

•	***
•	***
o	***
o	***
•	***
•	***
•	***
o	*** will be *** to a *** for a ***
▪	*** can be defined by *** to contain *** and is not limited to *** so we can ***.

***

•	***
•	***

•

*** is based on the *** based on ***.

Item #	***	Parameter SLV Test Description	Test Criteria

***
***	***	*** to include ***. *** will be initiated by *** and passed to the ***. The results will be passed from the *** to ***.	***
***	***	*** from a group of ***. Values to include ***. Request will be initiated by *** and passed to the ***. The results will be passed from the *** to ***.	***
***	***	Based on a *** from a ***. Values to include ***. Request will be initiated by ***.Vand passed to the ***. The results will be passed from the *** to ***. This uses the *** of ***.	***
***	***	Based on a *** from a group of ***. Values to include ***. Request will be initiated by *** and passed to the ***. The results will be passed from the *** to ***. This uses the ***.	***
***	***	*** will be created in *** that contains the ***	***
***			***
***	***	*** on a ***. Request will be initiated *** and passed to the ***. The results will be passed from the *** to ***.	***
***	***	*** will be *** by *** and passed to the ***. The results will be passed from the *** to ***.	***
***	***	***. Request will be initiated by *** and passed to the ***. The results will be passed from the *** to ***.	***

***	***	*** on a ***. Request will be initiated by *** and passed to the ***. The results will be passed from the *** to ***.	***

***	***	*** off a ***. Request will be initiated by *** and passed to the ***. The results will be passed from the *** to ***.	***

***	***	***. Request will be initiated by *** and passed to the ***. The results will be passed from the *** to ***.	***

***	***		***

***	***	Based on a ***, ***. Request will be initiated by *** and passed to the ***. The results will be passed from the *** to ***. This uses the ***.	***

***	***	Based on a *** off a ***. Request will be initiated by *** and passed to the ***. The results will be passed from the *** to ***. This uses the ***.	***

***	***	Based on a ***. Request will be initiated by *** and passed to the ***. The results will be passed from the *** to ***. This uses the ***.	***

***	***	Based on a predefined schedule, *** on a ***. Request will be initiated by *** and passed to the ***. The results will be passed from the *** to ***. This uses the ***.	***

***	***	Based on a predefined schedule, *** off a ***. Request will be initiated by *** and passed to the ***. The results will be passed from the *** to ***. This uses the ***.	***

***	***	Based on a ***. Request will be initiated by *** and passed to the ***. The results will be passed from the *** to ***. This uses the ***.	***

***

***	***	Upon loss of *** to the ***, an *** will be passed from the *** to ***.	***

***	***	Upon *** of *** to the ***, *** will be passed from the *** to ***.	***

***	***	Upon *** in the ***, a *** will be passed from the *** to ***.	***

***	***	Upon *** in the ***, a *** will be passed from the *** to ***.	***

*** ***	***	*** the *** and *** and *** for *** that are *** to the *** that *** the.	***

***
***	***	*** by issuing a *** to a *** in the ***.	***

[end)

Contract	:	01106499
Release	:	00034
Executed	:	03/25/2015
Printed	:	03/25/2015
Page	:	1

Mail Invoice To:	Vendor:
ACCTS RECEIVABLE
SILVER SPRING NETWORKS INC
555 BROADWAY ST
REDWOOD CITY CA 94063

Please Direct Inquiries to:			Work Location:
***
Title	:	***
Phone	:	***	Ext:
Fax	:

Title:	*** – *** *SSN ******* CONTRACT RELEASE *******

Total Value	:	***	** NOT TO EXCEED **
Pricing Method	:	Time & Materials

Contract Type	:	ALL WORK CLASSIFIED AS N	Start Date	:	11/26/2014
Project	:		End Time	:	06/30/2015

***.***		***
Vendor Authorized Signature		Authorized Signature
***		***
Printed Name/Title		Printed Name/Title
3/30/2015	***	3/25/2015	***
Date Signed	Phone	Date Signed	Phone

***:
***
***

Key Contacts

Role	Contact Name	Phone/Fax	Company
CONTADM	***	*** - ***	COMED ENERGY

* * * End of Contract * * *

CONTRACT 01106499 Release 34

CREQ #01638263

Scope:

***

***,***,***,***,***.

Compensation:

***.

***,***,.***,***.

***,***.

Terms and Conditions:

All other conditions per the blanket contract.

W/0 #0809481201 / 0817637001

ComEd contract Administrator: ***

Contract	:	01155293
Release	:
Executed	:	01/16/2015
Printed	:	12/17/2015
Page	:	1

Mail Invoice To:	Vendor:
ACCTS RECEIVABLE
SILVER SPRING NETWORKS INC
555 BROADWAY ST
REDWOOD CITY CA 94063

Please Direct Inquiries to:			Work Location:
***

Title	:	***
Phone	:	***	Ext:
Fax	:

Title:	AMI / OMS SSN SOLUTION ARCHITECTURE SERVICES

Total Value	:	***	** NOT TO EXCEED **
Pricing Method	:	FIXED PRICE

Contract Type	:	PROFESSIONAL SERVICES	Start Date	:	01/01/2015
Project	:		End Date	:	12/31/2016

***
Vendor Authorized Signature		Authorized Signature
*** - ***
Printed Name/Title		Printed Name/Title
		***	***
Date Signed	Phone	Date Signed	Phone

Key Contacts

Role	Contact Name	Phone/Fax	Company
CONTADM	***	***	EXELON BUSIN

* * * End of Contract * * *

Contract 01155293 Amendment 1

December 17, 2015

1.0 SCOPE:

***.

2.0 PERIOD OF PERFORMANCE:

***.

3.0 CONTRACT PRICING:

***

SERVICES AND MATERIALS AGREEMENT
Exhibit “N” Statement of Work – *** *** *** Statement of Work # N-9

This Statement of Work #N-9 (“SOW N-9”) is entered into as of October_ 201S (“SOW N-9 Effective Date”) between Silver Spring Networks, Inc. (“SSN”) and Commonwealth Edison Company (“ComEd”). This SOW N-9 is subject to the terms of the Amended and Restated Services and Materials Agreement between SSN and ComEd dated January 2S, 2012 (“Agreement”). Capitalized terms used but not defined in this SOW N-9 have the meaning assigned them in the Agreement. In the event that there is a conflict or inconsistency between this SOW N-9 and the Agreement, the terms of this SOW N-9 will control.

Summary

This SOW N-9 describes the Services SSN will provide to ComEd in support of ComEd’s ***.***.***general.

Term: SOW N-9 term shall commence on the SOW N-9 Effective Date and terminate ***.

Services

1.	Services Period

Services shall commence on ***.

2.	On-Site Support and Integration Services

During the Services Period, SSN will provide a dedicated resource (“Smart Grid Engineer”) for the Fees listed in Attachment 1 (Pricing). The *** will be allocated to and embedded with the *** project team and support ComEd’s *** project initiative. The *** will provide the following services:

a.	Work with ComEd in initial identification of issues and root causes.
b.	Work with other internal SSN resources (Product Management, Customer Support, etc.) to:
i.	Expedite communications of information on issues reported by ComEd.
ii.	Act as an on-site extension of the Customer Support team where possible to expedite the determination of the root cause/work-around for issues reported by ComEd.
iii.	Advocate for product requirements/enhancements with SSN Product Management.
iv.	Escalate critical issues to SSN management when required.
c.	Represent ComEd interests for these projects in visits to SSN headquarters (when required).
d.	Completion of deliverables as defined by ComEd and mutually agreed upon by the Parties.
e.	Provide guidance to project design approaches and best practices regarding web service integrations.
f.	Provide analysis on identified performance and operational issues and concerns.
g.	Outage data analysis and remediation as defined by ComEd and mutually agreed upon by the Parties.

The Parties have caused this SOW N-9 to be executed by their duly authorized representatives as of the SOW N-9 Effective Date.

Commonwealth Edison Company		Silver Spring Networks, Inc.

By:	***	By:

Name:	***	Name:

Title:	***	Title:

Date:	12/17/2015	Date:

***:
***
***

Contract	:	01154905
Release	:
Executed	:	12/23/2014
Printed	:	12/23/2014
Page	:	1

Mail Invoice To:	Vendor:
ACCTS RECEIVABLE
SILVER SPRING NETWORKS INC
555 BROADWAY ST
REDWOOD CITY CA 94063

Please Direct Inquiries to:	Word Location:
***

Title	:	***
Phone	:	***	Ext:
Fax	:

Title:	COMED AMI – OMS SSN OUTAGE STUDY

Total Value	:	***	** NOT TO EXCEED **
Pricing Method	:	FIXED PRICE

Contract Type	:	PROFFESSIONAL SERVICES	Start Date	:	12/08/2014
Project	:		End Date	:	10/01/2015

***		***
Vendor Authorized Signature		Authorized Signature
***		***
Printed Name/Title		Printed Name/Title
12/23/2014	***	12/23/2014	***
Date Signed	Phone	Date Signed	Phone

*** End of Contract ***

Contract 01154905

Requisition 01570482

December 23, 2014

Scope:

Perform Outage Management Study per the attached Statement of Work N 10.

Invoicing:

Pricing is firm for the duration of this Contract.

1.	All invoices must be submitted for payment within 30 days of services rendered, unless otherwise specifically agreed to in writing by both parties.
2.	Invoices may be submitted as a.pdf to A/P-Invoices@exeloncorp.com.

Invoices may be submitted by mail to

Exelon Corporation

Call Box 17456

Baltimore, MD 21297

3.	All invoices must include the following information:
a.	Contract Order #
b.	Release # (if applicable)
c.	Invoice #
d.	Invoice Date
e.	Date of Services
f.	Itemization of Services rendered and applicable fees
g.	Total Amount Due
4.	Supplier will send a packing slip or duplicate invoice copy to the Exelon Business Lead or Contract Administrator when the devices ship to CIMCON.
5.	Payments are scheduled according to terms from the date a valid invoice is received in Accounts Payable.
6.	Any invoice(s) that does not have the required information will be returned to the vendor for the missing or incorrect information.

To check on Invoice Status & Payment Detail, visit Exelon’s Web Inquiry site:

https://www.exeloncorp.com/supply/apinquiry, or contact Exelon’s Accounts Payable Inquiry Line, #312-394-3839

Compensation:

***:

***

***

***

***

Terms and Conditions:

Terms and Conditions per the Amended and Restated Services and Materials Agreement between Exelon and Silver Spring Networks dated 1/25/12.

Exhibit:

SERVICES AND MATERIALS AGREEMENT
Exhibit “N” Statement of Work – *** *** Statement of Work # N-10

This Statement of Work #N-10 (“SOW N-10”) is entered into as of November_ 2014 (“SOW N-10 Effective Date”) between Silver Spring Networks, Inc. (“SSN”) and Commonwealth Edison Company (“ComEd”). This SOW N-10 is subject to the terms of the Amended and Restated Service and Materials Agreement between SSN and ComEd dated January 25, 2012 (“Agreement’’). Capitalized terms used but not defined in this SOW N-10 have the meaning assigned them in the Agreement. In the event that there is a conflict or inconsistency between this SOW N-10 and the Agreement, the terms of this SOW N-10 will control.

Summary

For the Fees listed In Attachment 1, SSN will perform a series of tests to measure the Last Gasp and Restore performance in the ComEd network.

***:

•	***.
•	***.
•	***.
•	***.***.

***.

Background

The tests described in this SOW N-10 are derived from the workshop on outage performance held at ComEd’s offices in September 2014. ***,***.

List of analyses and tests

SSN will conduct the following steps in COMED’s network:

1.	SSN will perform an audit of the *** to identify which set of *** are within a *** of a *** and optimized for ***
a.	For each ***, SSN will ***.
b.	For each ***, SSN will identify how many of its *** are *** from a ***.
c.	For each ***, SSN will identify how many of its *** are *** away from a ***.
d.	For each ***, SSN will identify how many of its *** are *** away from a ***.
e.	The results of this analysis will be *** and used as input for selecting test *** and/or groups of ***.
2.	SSN and ComEd will work together to ***. Within such area, SSN and ComEd will select test *** and ***.
a.	Based on the *** of *** and *** will be constructed:
i.

*** will have test *** and/or *** that have significant number of devices within ***. For example, for a ***, at least *** are within *** of a ***. The exact parameters will be decided based on the results.

ii.	*** will have *** and/or *** that are not significantly covered by the ***.
b.	In addition, if necessary, tests can be conducted ***. ComEd will provide guidance on the type of areas *** to test and any specific *** to be tested.
3.	SSN will construct a schedule for the tests such that *** for each test so they are not ***.
4.	SSN will ***.***.***:
a.	***.

b.	*** - ***.
c.	*** - ***.
d.	*** - ***.
e.	***
5.	SSN will ***.
6.	SSN will ***, in the test area to ***. This *** contains several *** over current versions ***.
a.	The same test will be used to measure both ***. Therefore, it is recommended that the *** to be tested have the latest version of the *** containing the last *** developed recently by SSN.
b.	*** do not need to be ***. However, *** will need to be *** as stated above.
7.	SSN will ***.***.***:
a.	***.
b.	***.
c.	***.
d.	***.
e.	***
8.	SSN will ***.
9.	SSN will***:
a.

Based on the baseline results, SSN will propose *** to lower the *** for the first, second, and third ***. This will make *** and *** retry *** and possibly *** the arrival of *** and *** that were *** by the network.

b.	SSN will measure *** and***.
i.	SSN will perform ***, and ***.
c.	SSN will analysis the results and provide a *** summarizing the performance ***.
d.	Based on the results, SSN will adjust *** once more and repeat the same set of tests.
10.	Tests with ***:
a.	Based on the previous results, SSN and ComEd will select a set of tests for evaluating ***. SSN proposes these two sets of tests:
b.	*** at the ***
i.	Populate *** information to transformers in the previous tests.
ii.	Perform *** that are not ***.
iii.	Compare to *** and *** to ComEd.
c.	***
i.	Populate grid-aware information to ***.
ii.	Perform *** selecting laterals that are not ***.
iii.	Compare to *** and *** to ComEd.
11.	***
a.	***,***.

There are no ComEd dependencies on these tests being completed.

Data Analysis and report

SSN will perform an analysis of the results and repeat any tests and/or data collections as needed. The analysis of each test will be summarized in a slide deck that will be provided to COMED. SSN will make a network analyst available to present the slide deck via teleconference and review the results and any recommendations. Results will be reported within two weeks of completion of each iteration.

Standard test results:

1.	***:
a.	***
i.	***,***,***
ii.	***
b.	***
2.	***:
a.	***
i.	***
ii.	***
b.	***.
3.	***
a.	***
b.	***
c.	***
4.	***
5.	***
6.	***

Milestones

The chart below represents the various project milestones. Actual plan dates are subject to change based on date of actual SOW approval and/or mutual agreement between ComEd and SSN:

***

***

Approvals

The Parties have caused this SOW N-10 to be executed by their duly authorized representatives as of the SOW N-10 Effective Date.

Commonwealth Edison company		Silver Spring Networks,Inc.

By:	***	By:

Name:	***	Name:

Title:	***	Title:

Date:	12/23/2014	Date:

***:
***
***

ComEd *** SOW # N-10
Attachment 1 Pricing

Pricing

1.	***

***
***	*** ***	*** ***	***
***	***	***	***
***		***

***
***	*** ***	*** ***	***
***:***	***	***	*** ***

***:***.***.

[End]

Contract	:	01100875
Release	:	00021
Executed	:	04/21/2015
Printed	:	04/21/2015
Page	:	1

Mail Invoice To:	Vendor:
ACCTS RECEIVABLE
SILVER SPRING NETWORKS INC
3 Lincoln Center	555 BROADWAY ST
Oakbrook Terrace IL 60181-4260	REDWOOD CITY CA 94063

Please Direct Inquiries to :			Work Location :
***
Title	:	***
Phone	:	***	Ext:
Fax	:

Title :	COMED AMI APOLLO DETECTENT REPORT FOR CIM ******* CONTRACT RELEASE *******

Contract Type	:	PROFESSIONAL SERVICES	Start Date	:	04/15/2015
Project	:		End Date	:	06/30/2015

***		***
Vendor Authorized Signature		Authorized Signature
***		***
Printed Name/Title		Printed Name/Title
4/22/2015	***	4/21/2015	***
Date Signed	Phone	Date Signed	Phone

***
***
***

Key Contacts

Role	Contact Name	Phone/Fax	Company
CONTADM	***		EXELON BUSIN
MGR	***	***	COMED ENERGY

* * * End of Contract * * *

EXELON

CONTRACT # 01100875 RELEASE # 21

SCOPE OF WORK

This SOW N-13 describes the Services SSN will provide to ComEd in support of ComEd’s ***.***.***.

EXELON SHIP TO CONTACT INFORMATION

NAME:	***
ADDRESS:	3 Lincoln Center, Oakbrook Terrace, IL 60181
PHONE:	***
EMAIL:	***

VENDOR CONTACT INFORMATION

NAME:	***
***, Silver Spring Networks (SSN)
PHONE:	***:***
EMAIL:	***

TERMS AND CONDITIONS

Per the Amended and Restated Services and Materials Agreement between SSN and ComEd dated 1/25/2012.

PAYMENT

Service to be invoiced at ***.

To help ensure prompt payment, please make sure to include contact # 01100875 and release # 21 on all invoices for payment to be rendered.

To expedite payment, please email a copy of the invoice to Accounts Payable at: a/p-invoices@exeloncorp.com.

If you have invoice issues, contact 312-394-3839.

Estimate / Contract Draft:

All other conditions per the blanket contract.

SERVICES AND MATERIALS AGREEMENT
EXHIBIT”N” STATEMENT OF WORK-*** STATEMENT OF WORK # N-13

This Statement of Work #N-13 (“SOW N-13”) is entered into as of April 21, 2015 (“SOW N-13 Effective Date’’) between Silver Spring Networks, Inc. (“SSN”) and Commonwealth Edison Company (“ComEd”). This SOW N-13 is subject to the terms of the Amended and Restated Services and Materials Agreement between SSN and ComEd dated January 25, 2012 (“Agreement”). Capitalized terms used but not defined in this SOW N-13 have the meaning assigned them in the Agreement. In the event that there is a conflict or inconsistency between this SOW N-13 and the Agreement, the terms of this SOW N-13 will control.

Summary

This SOW N-13 describes the Services SSN will provide to ComEd in support of ComEd’s ***.***.***.

Term: SOW N-13 term shall commence on the SOW N-13 Effective Date and terminate on May 23, 2015.

Services

1.	SSN Responsibilities. SSN will perform each of the following tasks:
1.1.	SSN will ***.
1.2.	The following criteria will be used to identify the list of these ***:
•	*** Status = Active will be criteria for meters registering consumption. Only this meters with this op status can be ***.
***	Exclude any premises with ***.
•	Include locations with 0 CIM if meet the other criteria. User will be able to add a filter in the query builder to remove meters with 0 CIM if desired.
***	Include only ***. Users will be able to *** the *** on *** in the***.
•	Exclude 3-phase services. Users will be able to remove this filter in the ***.
•	Ideally this view would *** with a *** a user ***; however, we currently *** to the *** so this will not be part of the initial view.
1.3.	***:
•	***
•	***:***.***.
•	***:***.***.***,***.***.
•	***
•	***
•	***
1.4	***:
•	***
•	***
•	***
•	***
•	***
•	***
•	***

•	***
•	***
1.5.	***.

Approvals

The Parties have caused this SOW N-13 to be executed by their duly authorized representatives as of the SOW N-13 Effective Date.

Commonwealth Edison Company		Silver Spring Networks, Inc.

By:	***	By:	***

Name:	***	Name:	***

Title:	***	Title:	***

Date:	4/21/2015	Date:	4/22/2015

***
***
***

ComEd *** SOW # N-13
Attachment 1 Pricing

Pricing

1.	***

***
***	*** ***	*** ***	***
***	***	***	***
***		***
*** 1)***.***.

[End]

SERVICES AND MATERIALS AGREEMENT
Exhibit “N” STATEMENT OF WORK – *** *** *** STATEMENT OF WORK # N-13

This Statement of Work #N-13 (“SOW N-13”) is entered into as of February 28, 2015 (“SOW N-13 Effective Date”) between Silver Spring Networks, Inc. (“SSN”) and Commonwealth Edison Company (“ComEd”). This SOW N-13 is subject to the terms of the Amended and Restated Services and Materials Agreement between SSN and ComEd dated January 25, 2012 (“Agreement”). Capitalized terms used but not defined in this SOW N-13 have the meaning assigned them in the Agreement. In the event that there is a conflict or inconsistency between this SOW N-13 and the Agreement, the terms of this SOW N-13 will control.

Summary

This SOW N-13 describes the Services SSN will provide to ComEd to establish ***.***.

Term: SOW N-13 term shall commence on the SOW N-13 Effective Date.

•	If ComEd opts to utilize *** following the conclusion of the software evaluation period ***, the term of this SOW N-13 shall ***, provided ComEd ***.
***	If ComEd opts not to continue utilizing *** following the conclusion of the software evaluation period, SSN will *** established hereunder and this SOW N-13 will ***.

Services

The scope of this SOW N-13 ***.

•	***:***
o	***:***.
1.1.	Project Responsibilities
1.1.1.	Silver Spring Responsibilities. SSN will perform each of the following tasks:
a.	Create and exchange *** with ***, on ComEd’s behalf, for initial setup
(i)	Provide such forms *** for review and approval.
b.	Coordinate meetings with ***
c.	Update network diagrams with *** info, including details of ***
(i)	Provide such ***.
d.	Establish *** to enable *** to ***
e.	Ensure SSN has sufficient *** to allow proposed ***
1.1.2	ComEd Responsibilities. ComEd will ensure that GE performs each of the following tasks:
a.	Ensure *** has sufficient *** to allow proposed ***
b.	Establish *** from *** end to***
c.	Review and approve *** exchanged between ***.
d.	Review *** documentation provided by ***.
(i)	This should include network diagrams with each tunnel’s information, including details of ***.
1.1.3

ComEd represents that it has obtained all consents and approvals from GE or any other third-party as may be necessary for SSN to perform the Services contemplated under this SOW N-13(“Third-Party Consents”). ComEd will indemnify SSN for any damages or losses incurred by SSN to the extent such damages or losses result from ComEd’s failure to obtain Third-Party Consents.

Approvals

The Parties have caused this SOW N-13 to be executed by their duly authorized representatives as of the SOW N-13 Effective Date.

Commonwealth Edison Company		Silver Spring Networks, Inc.

By:	***	By:	***

Name:	***	Name:	***

Title:	***	Title:	***

Date:	3/25/2014	Date:	3/30/20105

***
***
***

ComEd Web Service Performance Testing SOW # N-13
Attachment 1 Pricing

Pricing

1.	***

***
***	***	***	*** ***	*** ***	***
***	***	***	***	***	***
***	***	***	***	***	***
***				***

***:***,***,***.

[End]

Contract	:	01100875
Release	:	00022
Executed	:	07/22/2015
Printed	:	07/22/2015
Page	:	1

Mail Invoice To:	Vendor:
ACCTS RECEIVABLE
SILVER SPRING NETWORKS INC
3 Lincoln Center	555 BROADWAY ST
Oakbrook Terrace IL 60181-4260	REDWOOD CITY CA 94063

Please Direct Inquiries to:	Work Location:
***

Title	:	***
Phone	:	***	Ext:
Fax	:

Title:	COMED AMI BIA DETECTENT REPORT FOR CIM ******* CONTRACT RELEASE *******

Contract Type	:	PROFESSIONAL SERVICES	Start Date	:	06/01/2015
Project	:		End Date	:	01/31/2016

***		***
Vendor Authorized Signature		Authorized Signature
***		***
Printed Name/Title		Printed Name/Title
7/22/2015	***	7/22/2015	***
Date Signed	Phone	Date Signed	Phone

***
***
***

* * * End of Contract * * *

CONTRACT #01100875 RELEASE # 22

SCOPE OF WORK

Provide analytical services per SOW N-16 in support of ComEd’s ***.***.***.

TERM:

SOW N-16 term shall commence on the SOW N-16 Effective Date and ***

EXELON CONTACT INFORMATION
NAME:	***
ADDRESS:	3 Lincoln Center, Oakbrook Terrace, IL 60181
PHONE:	***
EMAIL:	***

VENDOR CONTACT INFORMATION
NAME:	*** ***, Silver Spring Networks (SSN)
PHONE:	***:***
EMAIL:	***

TERMS AND CONDITIONS

All conditions per the blanket contract.

PAYMENT

To help ensure prompt payment, please make sure to include contract# TBD and release # TBD on all invoices for payment to be rendered.

To expedite payment, please email a copy of the invoice to Accounts Payable at:

a/p-invoices@exeloncorp.com.

If you have invoice issues, contact 312-394-3839.

***.***.

***,

SERVICES AND MATERIALS AGREEMENT
Exhibit “N” Statement of Work – *** – *** Statement Of Work # N-16

This Statement of Work #N-16 (“SOW N-16”) is entered into as of June 1, 2015 (“SOW N-16 Effective Date”) between Silver Spring Networks, Inc. (“SSN”) and Commonwealth Edison Company (“ComEd”). This SOW N-16 is subject to the terms of the Amended and Restated Services and Materials Agreement between SSN and ComEd dated January 25, 2012 (“Agreement”). Capitalized terms used but not defined in this SOW N-16 have the meaning assigned them in the Agreement. In the event that there is a conflict or inconsistency between this SOW N-16 and the Agreement, the terms of this SOW N-16 will control.

Summary

This SOW N-16 describes the Services SSN will provide to ComEd in support of ComEd’s ***.***.***.

Term: SOW N-16 term shall commence on the SOW N-16 Effective Date and terminate ***,***.

Services

1.	SSN Responsibilities. SSN will perform each of the following tasks:
1.1.	SSN will create the following new reporting views:
1.1.1.	***
•	***
•	***.
•	***.
•	***
•	***
•	***
1.1.2.	***
•	***.***.
•	***
•	***:
–	***,***

***.***,***,***.

–	***,***.
–	***.***.***.
•	***
•	***
•	***

1.2. SSN will make modifications to the following existing report:

1.2.1. ***

•	***

1.3. SSN will modify data loading based on data package changes originating from ComEd sources:

1.3.1. ***

1.3.2. ***,***

1.3.3. ***

2.	ComEd Responsibilities. ComEd will perform each of the following tasks:

2.1. ***.

Approvals

The Parties have caused this SOW N-16 to be executed by their duly authorized representative as of SOW N-16 Effective Date.

Commonwealth Edison Company		Silver Spring Networks, Inc.

By:	***	By:	***

Name:	***	Name:	***

Title:	***	Title:	***

Date:	3/22/2015	Date:	7/22/2015

***
***
***

ComEd *** SOW # N-16
Attachment 1 Pricing

Pricing

1.	***

***
***	*** ***	*** ***	***
***	***	***	***
***		***

***

***.***.

[End]

Contract	:	01100875
Release	:	00022
Executed	:	07/22/2015
Printed	:	09/29/2015
Page	:	1

Mail Invoice To:	Vendor:
ACCTS RECEIVABLE
SILVER SPRING NETWORKS INC
3 LINCOLN CENTER	555 BROADWAY ST
OAKBROOK TERRACE IL 60181 - 4260	REDWOOD CITY CA 94063

Please Direct Inquiries to:			Work Location:
***

Title	:	***
Phone	:	***	Ext:
Fax	:

Title:	COMED AMI BIA DETECTENT REPORT FOR CIM ******* CONTRACT RELEASE ******* ** DUPLICATE COPY **

Contract Type	:	PROFESSIONAL SERVICES	Start Date	:	06/01/2015
Project	:		End Date	:	01/31/2016

***		***
Vendor Authorized Signature		Authorized Signature
***		***
Printed Name/Title		Printed Name/Title
9/29/2015	***	9/29/2015	***
Date Signed	Phone	Date Signed	Phone

Contract Amendments

Amendment	:	001	Execution Date	:	09/29/2015
Title	:	ADJUSTMENT TO STATEMENT OF WORK
Amended Start	:		Amended End Date	:

* * * End of Contract * * *

Amendment #1 To Exhibit N-16 ***– ***
to the Amended and Restated Service and Material Agreement

This Amendment Number 1 (“Amendment No.1”) to SOW N-16, effective as of September__, 2015(“Amendment No. 1 Effective Date”), between Silver Spring Networks, Inc. (“Silver Spring”) and Commonwealth Edison Company (“ComEd” or “Company”). This Amendment No.1 amends that certain Statement of Work Number 16 dated June 1, 2015 (“SOW N-16”), issued pursuant to the Amended and Restated Services and Materials Agreement between the parties dated January 25, 2012 (collectively, with SOW N-16, the “Master Agreement”) Silver Spring and Company are referred to herein as the “Parties” or a “Party,” as applicable. Capitalized terms not defined in this Amendment No.1 will have the same meaning as in the Master Agreement.

The Parties agree to amend the SOW N-16 as follows:

1.	Delete Subsection 1.1.1 of Exhibit N-16 (“*** – ***”), and replace in its entirety with the following:
1.1.1.	*** – Calendar month View
***	Report *** by month for the past ***
***	*** for *** will use*** and *** and *** to calculate total *** with no ***.
•	*** for both *** and *** will be bucketed into *** using *** of ***.
***	*** will be calculated for each *** on the *** of each ***
***	Store the report data for ***
***	Make report available *** for the past ***
2.	Delete title of Subsection 1.1.2 of Exhibit N-16 (“*** – ***”) and rename to be the following:
1.1.2	***
3.	Added Subsection 1.1.3 to Exhibit N-16 (“*** – ***”) as follows:
1.1.3	*** month view

***Report inactive usage *** by month for the past ***

****** for *** will use *** and *** and *** to calculate total *** with no ***.

•	*** for both *** and *** will be bucketed into *** using *** of ***

****** will be calculated for each *** on the *** of each ***.

***Store the report data for ***

•	Mark report available *** for the past ***.
4.	Add Subsection 1.1.4 to Exhibit N-16 (“*** – ***”) as follows:
1.1.4	*** Year to date view
***	Report an accounting total *** for each ***. The number for a particular *** will be calculated on the *** of the *** and not ***.
***	Enable user to select an ***.
•	Calculate total *** for a particular *** as follows:
–	*** the *** to ***, as calculated in the ***. When *** occurs, the account turns *** may have changed, so the total *** for a given *** may be less than calculated in the past.
•	Store accounting report data for five years
***	Make report available *** or the past ***.
***	Set up *** to ComEd-defined list ***
5.

Integration; Conflict. The foregoing provisions shall govern notwithstanding any contrary provision in the Agreement or any previously executed agreement between the Parties. Except as otherwise expressly provided or modified herein, the (i) terms and conditions of the Agreement remain in full force and effect, and (ii) this Amendment #1 and the Agreement constitute the entire and exclusive agreement between the Parties regarding the subject matter hereof, and supersede all proposals and prior agreements, oral or written, and all other communications. In the event of a conflict between this Amendment #1 and the Agreement, this Amendment #1 shall govern.

IN WITNESS WHEREOF, the Parties have caused this Amendment #1 to be executed by their duly authorized representatives.

Commonwealth Edison Company		Silver Spring Networks, Inc.

By:	***	By:	***

Name:	***	Name:	***

Title:	***	Title:	***

Date:	9/28/2015	Date:	9/29/2015

***:
***
***

ComED *** SOW # N-16
Attachment 1 Pricing

Pricing

1.	***

***
***	*** ***	*** ***	***
***	***	***	***
***	***	***	***
***		***

***:***
***	*** ***	*** ***	***
***:***	***	***	***
***		***

***

***.***.

***.

***

SERVICES AND MATERIALS AGREEMENT
Exhibit “N” Statement of Work –Feeder Loss Analytic Service Statement of Work # N-17

This Statement of Work #N‐17 (“SOW N‐17”) is entered into as of August __ 2015 (“SOW N‐17 Effective Date”) between Silver Spring Networks, Inc. (“SSN”) and Commonwealth Edison Company (“ComEd”). This SOW N‐17 is subject to the terms of the Amended and Restated Services and Materials Agreement between SSN and ComEd dated January 25, 2012 (“Agreement”). Capitalized terms used but not defined in this SOW N‐17 have the meaning assigned them in the Agreement. In the event that there is a conflict or inconsistency between this SOW N‐17 and the Agreement, the terms of this SOW N‐17 will control.

Summary

This SOW N‐17 describes the Services SSN will provide to ComEd in support of ComEd’s ***.***.

Term: SOW N‐17 term shall commence on the SOW N‐17 Effective Date and terminate ***.

Services

1.	SSN Responsibilities. SSN will perform each of the following tasks:
1.1.	SSN will analyze ComEd *** to determine which premises are ***.
1.2.	SSN will analyze ***.
1.3.	SSN will provide a *** that includes a ***, an accounting of ***, as well as any potential *** that we’ve identified. This may include potential ***, or***.
2.	ComEd Responsibilities. ComEd will perform each of the following tasks.
2.1.	***.

Approvals

The Parties have caused this SOW N‐17 to be executed by their duly authorized representatives as of the SOW N‐17

Effective Date.

Commonwealth Edison Company		Silver Spring Networks, Inc.

By:	***	By:	***

Name:	***	Name:	***

Title:	***	Title:	***

Date:	October 2, 2015	Date:	October 19, 2015

***:
***
***

ComEd Feeder Loss Analytic service SOW # N-17
Attachment 1 Pricing

Pricing

1.	***

***
***	*** ***	*** ***	***
***	***	***	***
***		***

***

***.***.

[End]

SERVICES AND MATERIALS AGREEMENT
Exhibit “N” Statement of Work – Incorrect Billing and Theft Detection – Revenue Assurance Subscription Statement of Work # N-19

This Statement of Work #N‐19 (“SOW N‐19”) is entered into as of September 1, 2015 (“SOW N‐19 Effective Date”) between Silver Spring Networks, Inc. (“SSN”) and Commonwealth Edison Company (“ComEd”). This SOW N‐19 is subject to the terms of the Amended and Restated Services and Materials Agreement between SSN and ComEd dated January 25, 2012 (“Agreement”). Capitalized terms used but not defined in this SOW N‐19 have the meaning assigned them in the Agreement. In the event that there is a conflict or inconsistency between this SOW N‐19 and the Agreement, the terms of this SOW N‐19 will control.

Summary

This SOW N‐19 describes the Services SSN will provide to ComEd for a continuation of support for customer incorrect billing and theft detection on electricity consumption. ***.

Term: SOW N‐19 term shall commence on the SOW N‐19 Effective Date ***.

Services

1.	SSN Responsibilities. SSN will perform each of the following tasks:
1.1.	Analyze *** data using *** and a series of *** to determine if *** are *** the ***
1.2.	Compile list of leads of *** that *** of *** and *** and *** to ComEd
1.3.	Provide *** on a *** basis to ComEd
2.	ComEd Responsibilities. ComEd will perform each of the following tasks.
2.1.	***.

Approvals

The Parties have caused this SOW N‐19 to be executed by their duly authorized representatives as of the SOW N‐19 Effective Date.

Commonwealth Edison Company		Silver Spring Networks, Inc.

By:	***	By:	***

Name:	***	Name:	***

Title:	***	Title:	***

Date:	October 2, 2015	Date:	October 19, 2015

***:
***
***

ComEd CIM Reporting SOW # N-19
Attachment 1 Pricing

Pricing

1.	***

***
***	*** ***	*** ***	***
***	***	***	***
***		***

[End]

ComEd *** SOW # N-9
Attachment 1 Pricing

Pricing

1.	***

***
***	*** ***	*** ***	***
***	***	***	***
***		***

***:***.

***:***:***.

[End]